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TABLE OF CONTENTS 3

As filed with the Securities and Exchange Commission on October 6, 2016

Securities Act File No. 333-213195

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☒
Pre-Effective Amendment No. 1 ☒
Post-Effective Amendment No. ☐

New Mountain Finance Corporation
(Exact name of registrant as specified in charter)

787 Seventh Avenue, 48th Floor
New York, NY 10019
(212) 720-0300
(Address and telephone number, including area code, of principal executive offices)

Robert A. Hamwee
Chief Executive Officer
New Mountain Finance Corporation
787 Seventh Avenue, 48th Floor
New York, NY 10019
(Name and address of agent for service)

COPIES TO:

Steven B. Boehm, Esq.
Lisa A. Morgan, Esq.
Vlad M. Bulkin, Esq.
Sutherland Asbill & Brennan LLP
700 Sixth Street, NW, Suite 700
Washington, D.C. 20001
Tel: (202) 383-0100
Fax: (202) 637-3593

Approximate date of proposed public offering:
From time to time after the effective date of this Registration Statement.

              If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☒

              It is proposed that this filing will become effective (check appropriate box):

              ☐    when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum
Title of Securities	Amount Being	Aggregate Offering	Amount of
Being Registered	Registered	Price(1)	Registration Fee(2)

Common Stock, $0.01 par value per share(3)(4)

Preferred Stock, $0.01 par value per share(3)

Subscription Rights(3)

Warrants(5)

Debt Securities(6)

Total		$250,000,000(7)	$28,975

(1)
Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by New Mountain Finance Corporation ("NMFC" and the "Registrant") in connection with the sale of the securities registered under this Registration Statement.

(2)
Prior to the filing of pre-effective amendment no. 1 to this registration statement, $200,000,000 aggregate principal amount of securities remained registered and unsold pursuant to registration statements on Form N-2 that were initially filed by the Registrant on June 24, 2014 (File No. 333-197004) and April 27, 2015 (File No. 333-203676). In connection with the initial filing of this registration statement, pursuant to Rule 457(p), $5,035 of the total filing fee required in connection with this registration statement was offset against the $11,620 filing fee associated with the unsold securities registered under the registration statement on Form N-2 (File No. 333-203676). Pursuant to Rule 457(p), $23,940 of the total filing fee of $23,940 required in connection with pre-effective amendment no. 1 to this registration statement is being offset against the aggregate $25,905 filing fees associated with the unsold securities registered under the registration statements on Form N-2 that were initially filed by the Registrant on June 24, 2014 (File No. 333-197004) and April 27,2015 (File No. 333-203676).

(3)
Subject to note 7 below, there is being registered hereunder an indeterminate number of shares of common stock or preferred stock, or subscription rights to purchase shares of the Registrant's common stock as may be sold, from time to time.

(4)
Includes such indeterminate number of shares of the Registrant's common stock as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.

(5)
Subject to note 7 below, there is being registered hereunder an indeterminate number of the Registrant's warrants as may be sold, from time to time, representing rights to purchase common stock, preferred stock or debt securities of the Registrant.

(6)
Subject to note 7 below, there is being registered hereunder an indeterminate number of debt securities of the Registrant as may be sold, from time to time. If any debt securities of the Registrant are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $250,000,000.

(7)
In no event will the aggregate offering price of all securities issued from time to time pursuant to this Registration Statement exceed $250,000,000.

              The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED                           , 2016

PROSPECTUS

$250,000,000

New Mountain Finance Corporation

Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities

           New Mountain Finance Corporation ("NMFC", the "Company", "we", "us" and "our") is a Delaware corporation that was originally incorporated on June 29, 2010. We are a close-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, our investments may also include equity interests. Our primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance.

           The investments that we invest in are almost entirely rated below investment grade or may be unrated, which are often referred to as "leveraged loans", "high yield" or "junk" debt investments, and may be considered "high risk" or speculative compared to debt investments that are rated investment grade. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such risk of default could reduce our net asset value and income distributions. Our investments are also primarily floating rate debt investments that contain interest reset provisions that may make it more difficult for borrowers to make debt repayments to us if interest rates rise. In addition, some of our debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. Our debt investments may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these securities. This illiquidity may make it more difficult to value our investments.

           We may offer, from time to time, in one or more offerings or series, up to $250,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants, which we refer to, collectively, as the "securities". The preferred stock, subscription rights, debt securities and warrants offered hereby may be convertible or exchangeable into shares of common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

           In the event we offer common stock, the offering price per share of our common stock less any underwriting discounts or commissions will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than its net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the United States Securities and Exchange Commission may permit.

           The securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution". We may not sell any of the securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

           Our common stock is traded on the New York Stock Exchange under the symbol "NMFC". On October 4, 2016, the last reported sales price on the New York Stock Exchange for our common stock was $13.79 per share.

           An investment in our common stock is very risky and highly speculative. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. In addition, the companies in which we invest are subject to special risks. See "Risk Factors" beginning on page 30 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

           Neither the United States Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

           This prospectus may not be used to consummate sales of our securities unless accompanied by a prospectus supplement.

           Please read this prospectus and any accompanying prospectus supplements before investing and keep each for future reference. This prospectus and any accompanying prospectus supplements contain important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information with the United States Securities and Exchange Commission (http://www.sec.gov), which is available free of charge by contacting us by mail at 787 Seventh Avenue, 48th Floor, New York, New York 10019 or on our website at http://www.newmountainfinance.com.

     , 2016

          You should rely only on the information contained in this prospectus and any accompanying prospectus supplement. We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any prospectus supplement to this prospectus. You must not rely upon any information or representation not contained in this prospectus or any such supplements as if we had authorized it. This prospectus and any such supplements do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any such supplements is accurate as of the dates on their covers. Our business, financial condition, results of operations and prospects may have changed since then.

 ABOUT THIS PROSPECTUS

          This prospectus is part of a registration statement that we have filed with the United States Securities and Exchange Commission ("SEC"), using the "shelf" registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), we may offer, from time to time, in one or more offerings, up to $250,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants, on terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of our offerings of securities that we may conduct pursuant to this prospectus. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. A prospectus supplement may also add, update or change information contained in this prospectus.

          Please carefully read this prospectus and any such supplements together with any exhibits and the additional information described under "Available Information" and in the "Summary" and "Risk Factors" sections before you make an investment decision.

ii

 PROSPECTUS SUMMARY

          The following summary contains basic information about offerings pursuant to this prospectus. It may not contain all the information that is important to you. For a more complete understanding of offerings pursuant to this prospectus, we encourage you to read this entire prospectus and the documents to which we have referred in this prospectus, together with any accompanying prospectus supplements, including the risks set forth under the caption "Risk Factors" in this prospectus and any accompanying prospectus supplement and the information set forth under the caption "Available Information" in this prospectus.

          In this prospectus, unless the context otherwise requires, references to:

  •
  "NMFC", the "Company", "we", "us" and "our" refers to New Mountain Finance Corporation, a Delaware corporation, which was incorporated on June 29, 2010, including, where appropriate, its wholly-owned direct and indirect subsidiaries;

  •
  "NMF Holdings" and "Predecessor Operating Company" refers to New Mountain Finance Holdings, L.L.C., a Delaware limited liability company. References to NMF Holdings include its wholly-owned subsidiary, NMF SLF, unless the context otherwise requires. References to NMF Holdings exclude NMF SLF when referencing NMF Holdings' common membership units, board of directors, and credit facility or leverage;

  •
  "NMF SLF" refers to New Mountain Finance SPV Funding, L.L.C., a Delaware limited liability company;

  •
  "SBIC GP" refers to New Mountain Finance SBIC G.P. L.L.C., a Delaware limited liability company;

  •
  "SBIC LP" refers to New Mountain Finance SBIC L.P., a Delaware limited partnership;

  •
  "Guardian AIV" refers to New Mountain Guardian AIV, L.P.;

  •
  "AIV Holdings" refers to New Mountain Finance AIV Holdings Corporation, a Delaware corporation which was incorporated on March 11, 2011, of which Guardian AIV was the sole stockholder;

  •
  "Investment Adviser" refers to New Mountain Finance Advisers BDC, L.L.C., our investment adviser;

  •
  "Administrator" refers to New Mountain Finance Administration, L.L.C., our administrator;

  •
  "New Mountain Capital" refers to New Mountain Capital Group, L.L.C. and its affiliates;

  •
  "Predecessor Entities" refers to New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P., together with their respective direct and indirect wholly-owned subsidiaries prior to our initial public offering;

  •
  "NMFC Credit Facility" refers to our Senior Secured Revolving Credit Agreement with Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust, dated June 4, 2014, as amended (together with the related guarantee and security agreement);

  •
  "Holdings Credit Facility" refers to NMF Holdings' Second Amended and Restated Loan and Security Agreement with Wells Fargo Bank, National Association, dated December 18, 2014;

  •
  "Predecessor Holdings Credit Facility" refers to NMF Holdings' Amended and Restated Loan and Security Agreement with Wells Fargo Bank, National Association, dated May 19, 2011, as amended;

  •
  "SLF Credit Facility" refers to NMF SLF's Loan and Security Agreement with Wells Fargo Bank, National Association, dated October 27, 2010, as amended;

  •
  "Convertible Notes" refers to our 5.00% convertible notes due 2019 issued on June 3, 2014 and September 30, 2016 under an indenture dated June 3, 2014 (the "Indenture"), between us and U.S. Bank National Association, as trustee; and

  •
  "Unsecured Notes" refers to our unsecured notes issued on May 6, 2016 under a note purchase agreement, dated May 4, 2016, to an institutional investor in a private placement together with our unsecured notes issued on September 30, 2016 under an amended and restated note purchase agreement, dated September 30, 2016, to institutional investors in a private placement.

          For the periods prior to and as of December 31, 2013, all financial information provided in this prospectus reflects our organizational structure prior to the restructuring on May 8, 2014 described under "Description of Restructuring", where NMF Holdings functioned as the operating company.

 Overview

New Mountain Finance Corporation

          We are a Delaware corporation that was originally incorporated on June 29, 2010. We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). As such, we are obligated to comply with certain regulatory requirements. We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"). We are also registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

          On May 19, 2011, we priced our initial public offering (the "IPO") of 7,272,727 shares of common stock at a public offering price of $13.75 per share. Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, we sold an additional 2,172,000 shares of our common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in a concurrent private placement (the "Concurrent Private Placement"). Additionally, 1,252,964 shares were issued to the partners of New Mountain Guardian Partners, L.P. at that time for their ownership interest in the Predecessor Entities. In connection with our IPO and through a series of transactions, NMF Holdings acquired all of the operations of the Predecessor Entities, including all of the assets and liabilities related to such operations.

New Mountain Finance Holdings, L.L.C.

          NMF Holdings is a Delaware limited liability company. Until May 8, 2014, NMF Holdings was externally managed and was regulated as a BDC under the 1940 Act. As such, NMF Holdings was obligated to comply with certain regulatory requirements. NMF Holdings was treated as a partnership for United States ("U.S.") federal income tax purposes for so long as it had at least two members. With the completion of the underwritten secondary offering on February 3, 2014, NMF Holdings' existence as a partnership for U.S. federal income tax purposes terminated and NMF Holdings became an entity that is disregarded as a separate entity from its owner for U.S. federal tax purposes. See "Material Federal Income Tax Considerations". For additional information on our organizational structure prior to May 8, 2014, see "Description of Restructuring".

          Until May 8, 2014, NMF Holdings was externally managed by the Investment Adviser. As of May 8, 2014, the Investment Adviser serves as our external investment adviser. The Administrator provides the administrative services necessary for operations. The Investment Adviser and

Administrator are wholly-owned subsidiaries of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market and with assets under management totaling more than $15.0 billion(1), which includes total assets held by us. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity, and credit investment vehicles. NMF Holdings, formerly known as New Mountain Guardian (Leveraged), L.L.C., was originally formed as a subsidiary of Guardian AIV by New Mountain Capital in October 2008. Guardian AIV was formed through an allocation of approximately $300.0 million of the $5.1 billion of commitments supporting New Mountain Partners III, L.P., a private equity fund managed by New Mountain Capital. In February 2009, New Mountain Capital formed a co-investment vehicle, New Mountain Guardian Partners, L.P., comprising $20.4 million of commitments.

          Prior to December 18, 2014, NMF SLF was a Delaware limited liability company. NMF SLF was a wholly-owned subsidiary of NMF Holdings and thus a wholly-owned indirect subsidiary of us. NMF SLF was bankruptcy-remote and non-recourse to us. As part of an amendment to our existing credit facilities with Wells Fargo Bank, National Association, NMF SLF merged with and into NMF Holdings on December 18, 2014. See "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources — Borrowings" for additional information on our borrowings.

Current Organization

          Our wholly-owned subsidiaries, NMF Ancora Holdings Inc. ("NMF Ancora"), NMF QID NGL Holdings, Inc. ("NMF QID") and NMF YP Holdings Inc. ("NMF YP"), are structured as Delaware entities that serve as tax blocker corporations which hold equity or equity-like investments in portfolio companies organized as limited liability companies (or other forms of pass-through entities). We consolidate our tax blocker corporations for accounting purposes. The tax blocker corporations are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of the portfolio companies. Additionally, our wholly-owned subsidiary, New Mountain Finance Servicing, L.L.C. ("NMF Servicing") serves as the administrative agent on certain investment transactions. SBIC LP, and its general partner, SBIC GP, were organized in Delaware as a limited partnership and limited liability company, respectively. SBIC LP and SBIC GP are our consolidated wholly-owned direct and indirect subsidiaries. SBIC LP received a license from the U.S. Small Business Administration (the "SBA") to operate as a small business investment company ("SBIC") under Section 301(c) of the Small Business Investment Act of 1958, as amended (the "1958 Act").

(1)
Includes amounts committed, not all of which have been drawn down and invested to-date, as of June 30, 2016, as well as amounts called and returned since inception.

          The diagram below depicts our organizational structure as of October 4, 2016.

*
Includes partners of New Mountain Guardian Partners, L.P.

**
NMFC is the sole limited partner of SBIC LP. NMFC, directly or indirectly through SBIC GP, wholly-owns SBIC LP. NMFC owns 100.0% of SBIC GP which owns 1.0% of SBIC LP. NMFC owns 99.0% of SBIC LP.

          Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, our investments may also include equity interests. The primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to us, SBIC LP's investment objective is to generate current income and capital appreciation under our investment criteria. However, SBIC LP's investments must be in SBA eligible companies. Our portfolio may be concentrated in a limited number of industries. As of June 30, 2016, our top five industry concentrations were business services, software, education, federal services and distribution & logistics.

          The investments that we invest in are almost entirely rated below investment grade or may be unrated, which are often referred to as "leveraged loans", "high yield" or "junk" debt investments, and may be considered "high risk" or speculative compared to debt investments that are rated investment grade. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such risk of default could reduce our net asset value and income distributions. Our investments are also primarily floating rate debt investments that contain interest reset provisions that may make it more difficult for borrowers to make debt repayments to us if interest rates rise. In addition, some of our debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. Our debt investments may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these securities. This illiquidity may make it more difficult to value our investments.

          As of June 30, 2016, our net asset value was $843.3 million and our portfolio had a fair value of approximately $1,498.1 million in 72 portfolio companies, with a weighted average yield to maturity at cost ("Yield to Maturity at Cost") of approximately 10.3%. This Yield to Maturity at Cost calculation assumes that all investments, including secured collateralized agreements, not on non-accrual are purchased at the adjusted cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. Adjusted cost reflects the accounting principles generally accepted in the United States of America ("GAAP") cost for post-IPO investments and a stepped up cost basis of pre-IPO investments (assuming a step-up to fair market value occurred on the IPO date). This calculation excludes the impact of existing leverage. Yield to Maturity at Cost uses the London Interbank Offered Rate ("LIBOR") curves at each quarter's end date. The actual yield to maturity may be higher or lower due to the future selection of the LIBOR contracts by the individual companies in our portfolio or other factors.

Recent Developments

Appointment of President

          John R. Kline was promoted to be our President on July 19, 2016 in addition to maintaining his role as our Chief Operating Officer. Robert A. Hamwee, who previously held the title of President and Chief Executive Officer ("CEO"), will continue in his capacity as our CEO.

Distribution

          On August 2, 2016, our board of directors declared a third quarter 2016 distribution of $0.34 per share, which was paid on September 30, 2016 to holders of record as of September 16, 2016.

New Mountain Net Lease Corporation

          New Mountain Net Lease Corporation ("NMNLC") was formed as a Maryland corporation on April 18, 2016 and commenced operations on August 12, 2016. NMNLC was formed to acquire commercial real properties that are subject to "triple net" leases and to qualify as a real estate investment trust (a "REIT") within the meaning of Section 856(a) of the Code. We have determined that NMNLC is not an investment company under Accounting Standards Codification Topic 946, Financial Services — Investment Companies and in accordance with such guidance we will generally not consolidate our investment in a company other than a wholly-owned investment company subsidiary. Accordingly, NMNLC is a wholly-owned non-consolidated portfolio company of NMFC.

Convertible Notes Offering

          On September 30, 2016, we closed a public offering of an additional $40.25 million in aggregate principal amount (including $5.25 million in aggregate principal amount issued pursuant to the underwriters' overallotment option) of our Convertible Notes. These additional Convertible Notes constitute a further issuance of, rank equally in right of payment with, and form a single series with the $115.0 million in aggregate principal amount of the Convertible Notes that we issued on June 3, 2014, pursuant to the Indenture. See "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources — Borrowings" for a discussion of the terms of the Convertible Notes.

Unsecured Notes

          On September 30, 2016, we entered into an amended and restated note purchase agreement (the "Amended Note Purchase Agreement") related to our existing Unsecured Notes. The Amended Note Purchase Agreement amends and restates the Note Purchase Agreement dated May 4, 2016 (the "Existing NPA"), pursuant to which we issued $50.0 million in aggregate principal amount of the Unsecured Notes in May 2016. The Amended Note Purchase Agreement was entered into in connection with the issuance of an additional $40.0 million in aggregate principal amount of the

Unsecured Notes to institutional investors in a private placement, which closed on September 30, 2016. The Amended Note Purchase Agreement also amended and restated the Existing NPA to provide for future issuances of Unsecured Notes in separate series or tranches under the Amended Note Purchase Agreement and supplements thereto. See "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources — Borrowings" for a discussion of the terms of the Unsecured Notes.

The Investment Adviser

          The Investment Adviser, a wholly-owned subsidiary of New Mountain Capital, manages our day-to-day operations and provides us with investment advisory and management services. In particular, the Investment Adviser is responsible for identifying attractive investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments. We currently do not have, and do not intend to have, any employees. As of June 30, 2016, the Investment Adviser was supported by approximately 100 staff members of New Mountain Capital, including approximately 60 investment professionals.

          The Investment Adviser is managed by a five member investment committee (the "Investment Committee"), which is responsible for approving purchases and sales of our investments above $10.0 million in aggregate by issuer. The Investment Committee currently consists of Steven B. Klinsky, Robert A. Hamwee, Adam B. Weinstein and John R. Kline. The fifth and final member of the Investment Committee will consist of a New Mountain Capital Managing Director who will hold the position on the Investment Committee on an annual rotating basis. Beginning in August 2016, Mathew J. Lori was appointed to the Investment Committee for a one year term. In addition, our executive officers and certain investment professionals of the Investment Adviser are invited to all Investment Committee meetings. Purchases and dispositions below $10.0 million may be approved by our Chief Executive Officer. These approval thresholds are subject to change over time. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Committee, which includes expertise in private equity, primary and secondary leveraged credit, private mezzanine finance and distressed debt.

Competitive Advantages

          We believe that we have the following competitive advantages over other capital providers to middle market companies:

Proven and Differentiated Investment Style With Areas of Deep Industry Knowledge

          In making its investment decisions, the Investment Adviser applies New Mountain Capital's long-standing, consistent investment approach that has been in place since its founding more than 15 years ago. We focus on companies in defensive growth niches of the middle market space where we believe few debt funds have built equivalent research and operational size and scale.

          We benefit directly from New Mountain Capital's private equity investment strategy that seeks to identify attractive investment sectors from the top down and then works to become a well positioned investor in these sectors. New Mountain Capital focuses on companies and industries with sustainable strengths in all economic cycles, particularly ones that are defensive in nature, that have secular tailwinds and can maintain pricing power in the midst of a recessionary and/or inflationary environment. New Mountain Capital focuses on companies within sectors in which it has significant expertise (examples include software, education, niche healthcare, business services, federal services and distribution & logistics) while typically avoiding investments in companies with products or services that serve markets that are highly cyclical, have the potential for long-term decline, are overly-dependent on consumer demand or are commodity-like in nature.

          In making its investment decisions, the Investment Adviser has adopted the approach of New Mountain Capital, which is based on three primary investment principles:

  1.
  A generalist approach, combined with proactive pursuit of the highest quality opportunities within carefully selected industries, identified via an intensive and structured ongoing research process;

  2.
  Emphasis on strong downside protection and strict risk controls; and

  3.
  Continued search for superior risk adjusted returns, combined with timely, intelligent exits and outstanding return performance.

Experienced Management Team and Established Platform

          The Investment Adviser's team members have extensive experience in the leveraged lending space. Steven B. Klinsky, New Mountain Capital's Founder, Chief Executive Officer and Managing Director and Chairman of our board of directors, was a general partner of Forstmann Little & Co., a manager of debt and equity funds totaling multiple billions of dollars in the 1980s and 1990s. He was also a co-founder of Goldman, Sachs & Co.'s Leverage Buyout Group in the period from 1981 to 1984. Robert A. Hamwee, our Chief Executive Officer and Managing Director of New Mountain Capital, was formerly President of GSC Group, Inc. ("GSC"), where he was the portfolio manager of GSC's distressed debt funds and led the development of GSC's CLOs. John R. Kline, our President and Chief Operating Officer and Managing Director of New Mountain Capital, worked at GSC as an investment analyst and trader for GSC's control distressed and corporate credit funds and at Goldman, Sachs & Co. in the Credit Risk Management and Advisory Group.

          Many of the debt investments that we have made to date have been in the same companies with which New Mountain Capital has already conducted months of intensive acquisition due diligence related to potential private equity investments. We believe that private equity underwriting due diligence is usually more robust than typical due diligence for loan underwriting. In its underwriting of debt investments, the Investment Adviser is able to utilize the research and hands-on operating experience that New Mountain Capital's private equity underwriting teams possess regarding the individual companies and industries. Business and industry due diligence is led by a team of investment professionals of the Investment Adviser that generally consists of three to seven individuals, typically based on their relevant company and/or industry specific knowledge. Additionally, the Investment Adviser is also able to utilize its relationships with operating management teams and other private equity sponsors. We believe this differentiates us from many of our competitors.

Significant Sourcing Capabilities and Relationships

          We believe the Investment Adviser's ability to source attractive investment opportunities is greatly aided by both New Mountain Capital's historical and current reviews of private equity opportunities in the business segments we target. To date, a significant majority of the investments that we have made are in the debt of companies and industry sectors that were first identified and reviewed in connection with New Mountain Capital's private equity efforts, and the majority of our current pipeline reflects this as well. Furthermore, the Investment Adviser's investment professionals have deep and longstanding relationships in both the private equity sponsor community and the lending/agency community which they have and will continue to utilize to generate investment opportunities.

Risk Management through Various Cycles

          New Mountain Capital has emphasized tight control of risk since its inception and long before the recent global financial distress began. To date, New Mountain Capital has never experienced a bankruptcy of any of its portfolio companies in its private equity efforts. The Investment Adviser seeks to emphasize tight control of risk with our investments in several important ways, consistent with New Mountain Capital's historical approach. In particular, the Investment Adviser:

  •
  Emphasizes the origination or purchase of debt in what the Investment Adviser believes are defensive growth companies, which are less likely to be dependent on macro-economic cycles;

  •
  Targets investments in companies that are preeminent market leaders in their own industries, and when possible, investments in companies that have strong management teams whose skills are difficult for competitors to acquire or reproduce; and

  •
  Targets investments in companies with significant equity value in excess of our debt investments.

Access to Non Mark to Market, Seasoned Leverage Facility

          The amount available under the Holdings Credit Facility is generally not subject to reduction as a result of mark to market fluctuations in our portfolio investments. None of our credit facilities mature prior to June 2019. For a detailed discussion of our credit facilities, see "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources".

Market Opportunity

          We believe that the size of the market for investments that we target, coupled with the demands of middle market companies for flexible sources of capital at competitive terms and rates, create an attractive investment environment for us.

  •
  The leverage finance market has a high level of financing needs over the next several years due to significant bank debt maturities and significant amounts of private equity investable capital. We believe that the large dollar volume of loans that need to be refinanced will present attractive opportunities to invest capital in a manner consistent with our stated objectives.

  •
  Middle market companies continue to face difficulties in accessing the capital markets.  We believe opportunities to serve the middle market will continue to exist. While many middle market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult in recent years as institutional investors have sought to invest in larger, more liquid offerings.

  •
  Increased regulatory scrutiny of banks has reduced middle market lending.  We believe that many traditional bank lenders to middle market businesses have either exited or de-emphasized their service and product offerings in the middle market. These traditional lenders have instead focused on lending and providing other services to large corporate clients. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

  •
  Attractive pricing.  Reduced access to, and availability of, debt capital typically increases the interest rates, or pricing, of loans for middle market lenders. Recent primary debt transactions in this market often include upfront fees, original issue discount, prepayment protections and, in some cases, warrants to purchase common stock, all of which should enhance the profitability of new loans to lenders.

  •
  Conservative deal structures.  As a result of the credit crisis, many lenders are requiring larger equity contributions from financial sponsors. Larger equity contributions create an enhanced margin of safety for lenders because leverage is a lower percentage of the implied enterprise value of the company.

  •
  Large pool of uninvested private equity capital available for new buyouts.  We expect that private equity firms will continue to pursue acquisitions and will seek to leverage their equity investments with mezzanine loans and/or senior loans (including traditional first and second lien, as well as unitranche loans) provided by companies such as ours.

Operating and Regulatory Structure

          We are a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act and are required to maintain an asset coverage ratio, as defined in the 1940 Act, of at least 200.0%. We include the assets and liabilities of our consolidated subsidiaries for purposes of satisfying the requirements under the 1940 Act. See "Regulation — Senior Securities" in this prospectus.

          We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. See "Material Federal Income Tax Considerations" in this prospectus. As a RIC, we generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends if it meets certain source-of-income, distribution and asset diversification requirements. We intend to distribute to our stockholders substantially all of our annual taxable income except that we may retain certain net capital gains for reinvestment.

Risks

          An investment in our securities involves risk, including the risk of leverage and the risk that our operating policies and strategies may change without prior notice to our stockholders or prior stockholder approval. See "Risk Factors" and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our securities. The value of our assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose all or part of your investment. Investing in us involves other risks, including the following:

  •
  We may suffer credit losses;

  •
  We do not expect to replicate the Predecessor Entities' nor our historical performance or the historical performance of other entities managed or supported by New Mountain Capital;

  •
  There is uncertainty as to the value of our portfolio investments because most of our investments are, and may continue to be in private companies and recorded at fair value;

  •
  Our ability to achieve our investment objective depends on key investment personnel of the Investment Adviser. If the Investment Adviser were to lose any of its key investment personnel, our ability to achieve our investment objective could be significantly harmed;

  •
  The Investment Adviser has limited experience managing a BDC or a RIC, which could adversely affect our business;

  •
  We operate in a highly competitive market for investment opportunities and may not be able to compete effectively;

  •
  Our investments in securities rated below investment grade are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates;

  •
  Our business, results of operations and financial condition depends on our ability to manage future growth effectively;

  •
  We borrow money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us;

  •
  Changes in interest rates may affect our cost of capital and net investment income;

  •
  Regulations governing the operations of BDCs will affect our ability to raise additional equity capital as well as our ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies;

  •
  We may experience fluctuations in our annual and quarterly results due to the nature of our business;

  •
  Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to your interests;

  •
  We will be subject to corporate-level U.S. federal income tax on all of our income if we are unable to maintain RIC status under Subchapter M of the Code, which would have a material adverse effect on our financial performance;

  •
  We may not be able to pay you distributions on our common stock, our distributions to you may not grow over time and a portion of our distributions to you may be a return of capital for U.S. federal income tax purposes;

  •
  Our investments in portfolio companies may be risky, and we could lose all or part of any of our investments;

  •
  The lack of liquidity in our investments may adversely affect our business;

  •
  Economic recessions, downturns or government spending cuts could impair our portfolio companies and harm our operating results;

  •
  The market price of our common stock may fluctuate significantly; and

  •
  Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Company Information

          Our administrative and executive offices are located at 787 Seventh Avenue, 48th Floor, New York, New York 10019, and our telephone number is (212) 720-0300. We maintain a website at www.newmountainfinance.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Presentation of Historical Financial Information and Market Data

Historical Financial Information

          Unless otherwise indicated, historical references contained in this prospectus for periods prior to and as of December 31, 2013 in "Selected Financial and Other Data", "Selected Quarterly Data", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Senior

Securities" and "Portfolio Companies" relate to NMF Holdings. The consolidated financial statements of New Mountain Finance Holdings, L.L.C., formerly known as New Mountain Guardian (Leveraged), L.L.C., and New Mountain Guardian Partners, L.P. are NMF Holdings' historical consolidated financial statements.

Market Data

          Statistical and market data used in this prospectus has been obtained from governmental and independent industry sources and publications. We have not independently verified the data obtained from these sources, and we cannot assure you of the accuracy or completeness of the data. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus. See "Cautionary Statement Regarding Forward-Looking Statements".

 THE OFFERING

          We may offer, from time to time, up to $250,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants, on terms to be determined at the time of each offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our securities, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our securities at the time of an offering. However, we may issue securities pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See "Risk Factors — Risks Relating to Offerings Pursuant to this Prospectus".

          Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution". We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of securities.

          Set forth below is additional information regarding offerings of securities pursuant to this prospectus:

Use of Proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus, to temporarily repay indebtedness (which will be subject to reborrowing), to pay our operating expenses and distributions to our stockholders and for general corporate purposes, and other working capital needs. Proceeds not immediately used for new investments or the temporary repayment of debt will be invested in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of the investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any, during such period. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See "Use of Proceeds".
New York Stock Exchange Symbol	"NMFC"

Investment Advisory Fees

We pay the Investment Adviser a fee for its services under an investment advisory and management agreement (the "Investment Management Agreement") consisting of two components — a base management fee and an incentive fee. Pursuant to the Investment Management Agreement, the base management fee is calculated at an annual rate of 1.75% of our gross assets, which equals our total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the SLF Credit Facility and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of our gross assets, which equals our total assets, as determined in accordance with GAAP, less the borrowings under the SLF Credit Facility and cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter. We have not invested, and currently do not invest, in derivatives. To the extent we invest in derivatives in the future, we will use the actual value of the derivatives, as reported on our Consolidated Statements of Assets and Liabilities, for purposes of calculating our base management fee. Since our IPO, the base management fee calculation has deducted the borrowings under the SLF Credit Facility. The SLF Credit Facility had historically consisted of primarily lower yielding assets at higher advance rates. As part of an amendment to our existing credit facilities with Wells Fargo Bank, National Association, the SLF Credit Facility merged with the Predecessor Holdings Credit Facility and into the Holdings Credit Facility on December 18, 2014. Post credit facility merger and to be consistent with the methodology since our IPO, the Investment Adviser will continue to waive management fees on the leverage associated with those assets that share the same underlying yield characteristics with investments leveraged under the legacy SLF Credit Facility. The Investment Adviser cannot recoup management fees that the Investment Adviser has previously waived. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our "Pre-Incentive Fee Adjusted Net Investment Income" for the immediately preceding quarter, subject to a "preferred return", or "hurdle", and a "catch-up" feature each as described in the Investment Management Agreement. The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20.0% of our "Adjusted Realized Capital Gains", if any, on a cumulative basis from inception through the end of the year, computed net of all "Adjusted Realized Capital Losses" and "Adjusted Unrealized Capital Depreciation" on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee each as described in the Investment Management Agreement. See "Investment Management Agreement".

Administrator

The Administrator serves as our administrator and arranges our office space and provides us with office equipment and administrative services. The Administrator performs, or oversees the performance of, our financial records, prepares reports to our stockholders and reports filed by us with the SEC, monitors the payment of our expenses, and oversees the performance of administrative and professional services rendered to us by others. We reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under an administration agreement, as amended and restated (the "Administration Agreement"). For the six months ended June 30, 2016, we incurred approximately $0.9 million of indirect administrative expenses, of which $0.3 million of indirect administrative expenses were waived by the Administrator. The Administrator cannot recoup any expenses that the Administrator has previously waived. For the six months ended June 30, 2016, we reimbursed our Administrator approximately $0.6 million, which represents approximately 0.1% of our gross assets on an annualized basis. See "Administration Agreement".

Distributions

We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. The quarterly distributions, if any, will be determined by our board of directors. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital, which is a return of a portion of a shareholder's original investment in our common stock, for U.S. federal income tax purposes. Generally, a return of capital will reduce an investor's basis in our stock for U.S. federal income tax purposes, which will result in a higher tax liability when the stock is sold. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. See "Price Range of Common Stock and Distributions".

Taxation of NMFC

We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are timely distributed to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually to our stockholders at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See "Price Range of Common Stock and Distributions" and "Material Federal Income Tax Considerations".

Dividend Reinvestment Plan

We have adopted an "opt out" dividend reinvestment plan for our stockholders. As a result, if we declare a distribution, then your cash distributions will be automatically reinvested in additional shares of our common stock, unless you specifically "opt out" of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of stock will be subject to the same U.S. federal income tax consequences as stockholders who elect to receive their distributions in cash. We will use only newly issued shares to implement the plan if the price at which newly issued shares are to be credited is equal to or greater than 110.0% of the last determined net asset value of our shares. We reserve the right to either issue new shares or purchase shares of our common stock in the open market in connection with our implementation of the plan if the price at which newly issued shares are to be credited to stockholders' accounts does not exceed 110.0% of the last determined net asset value of the shares. See "Dividend Reinvestment Plan".

Trading at a Discount

Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our common stock may trade at a discount to our net asset value per share is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value.

License Agreement

We have entered into a royalty-free license agreement with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant us a non-exclusive license to use the names "New Mountain" and "New Mountain Finance". See "License Agreement".

Leverage

We expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts we invest and therefore, indirectly, increases the risks associated with investing in shares of our common stock. See "Risk Factors".

Anti-Takeover Provisions

Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures that we may adopt. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. See "Description of Capital Stock — Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures".

Available Information

We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus.

We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information is available at the SEC's public reference room at 100 F Street, NE, Washington, District of Columbia 20549 and on the SEC's website at http://www.sec.gov. The public may obtain information on the operation of the SEC's public reference room by calling the SEC at 1-800-SEC-0330. This information is also available free of charge by contacting us at New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019, by telephone at (212) 720-0300, or on our website at www.newmountainfinance.com. Information contained on our website or on the SEC's web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC's website to be part of this prospectus.

FEES AND EXPENSES

          The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you", "NMFC", or "us" or that "we", "NMFC", or the "Company" will pay fees or expenses, we will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in us. However, you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	N/A	(1)
Offering expenses borne by us (as a percentage of offering price)	N/A	(2)
Dividend reinvestment plan fees	N/A	(3)

Total stockholder transaction expenses (as a percentage of offering price)	—%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fees	3.25%	(4)
Incentive fees payable under the Investment Management Agreement	2.57%	(5)
Interest payments on borrowed funds	3.37%	(6)
Other expenses	0.98%	(7)
Acquired fund fees and expenses	0.53%	(8)

Total annual expenses	10.70%	(9)

Example

          The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our borrowings and annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load and offering expenses. See Note 6 below for additional information regarding certain assumptions regarding our level of leverage.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$81	$235	$379	$695

          The example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.

          While the example assumes, as required by the applicable rules of the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Management Agreement, which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the above example. The above illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5.0% annual return completely in the form of net realized capital gains on our investments, computed net of all cumulative unrealized depreciation on our investments, the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$90	$260	$414	$743

          The example assumes no sales load. In addition, while the examples assume reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date. The market price per share of our common stock may be at, above or below net asset value. See "Dividend Reinvestment Plan" for additional information regarding the dividend reinvestment plan.

(1)
In the event that the shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)
The prospectus supplement corresponding to each offering will disclose the applicable estimated amount of offering expenses of the offering and the offering expenses borne by us as a percentage of the offering price.

(3)
The de minimis expenses of the dividend reinvestment plan are included in "other expenses."

(4)
The base management fee under the Investment Management Agreement is based on an annual rate of 1.75% of our average gross assets for the two most recent quarters, which equals our total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the SLF Credit Facility and (ii) cash and cash equivalents. We have not invested, and currently do not invest, in derivatives. To the extent we invest in derivatives in the future, we will use the actual value of the derivatives, as reported on our Consolidated Statements of Assets and Liabilities, for purposes of calculating our base management fee. Since our IPO, the base management fee calculation has deducted the borrowings under the SLF Credit Facility. The SLF Credit Facility had historically consisted of primarily lower yielding assets at higher advance rates. As part of an amendment to our existing credit facilities with Wells Fargo Bank, National Association, the SLF Credit Facility merged with the Predecessor Holdings Credit Facility and into the Holdings Credit Facility on December 18, 2014. Post credit facility merger and to be consistent with the methodology since our IPO, the Investment Adviser will continue to waive management fees on the leverage associated with those assets that share the same underlying yield characteristics with investments leveraged under the legacy SLF Credit Facility. The Investment Adviser cannot recoup management fees that the Investment Adviser has previously waived. The base management fee reflected in the table above is based on the six months ended June 30, 2016 and is calculated without deducting any management fees waived. The annual base management fee after deducting the management fee waiver as a percentage of net assets would be 2.69% based on the six months ended June 30, 2016. See "Investment Management Agreement."

(5)
Assumes that annual incentive fees earned by the Investment Adviser remain consistent with the incentive fees earned by the Investment Adviser during the six months ended June 30, 2016 and includes accrued capital gains incentive fee. These accrued capital gains incentive fees would be paid by us if we ceased operations on June 30, 2016 and liquidated our investments at the June 30, 2016 valuation. As we cannot predict whether we will meet the thresholds for incentive fees under the Investment Management Agreement, the incentive fees paid in subsequent periods, if any, may be substantially different than the fees incurred during the six months ended June 30, 2016. For more detailed information about the incentive fee calculations, see the "Investment Management Agreement" section of this prospectus.

(6)
We may borrow funds from time to time to make investments to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities or if the economic situation is otherwise conducive to doing so. The costs associated with these borrowings are indirectly borne by our stockholders. As of June 30, 2016, we had $348.0 million, $87.0 million, $115.0 million, $50.0 million and $121.7 million of indebtedness outstanding under the Holdings Credit Facility, the NMFC Credit Facility, the Convertible Notes, the Unsecured Notes and the SBA-guaranteed debentures, respectively. For purposes of this calculation, we have assumed the June 30, 2016 amounts outstanding under the credit facilities and SBA-guaranteed debentures, and have computed interest expense using an assumed interest rate of 2.7% for the Holdings Credit Facility, 3.0% for the NMFC Credit Facility and

  3.1% for the SBA-guaranteed debentures, which were the rates payable as of June 30, 2016. See "Senior Securities" in this prospectus. In addition, for the purposes of this calculation, we have assumed $155.25 million of Convertible Notes outstanding and $90.0 million of Unsecured Notes outstanding, and have computed interest expense using 5.0% for the Convertible Notes and 5.313% for the Unsecured Notes. The outstanding balances for the Convertible Notes and Unsecured Notes are inclusive of the issuances that closed on September 30, 2016.

(7)
"Other expenses" include our overhead expenses, including payments by us under the Administration Agreement based on the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement. Pursuant to the Administration Agreement, the Administrator may, in its own discretion, submit to us for reimbursement some or all of the expenses that the Administrator has incurred on our behalf during any quarterly period. As a result, the amount of expenses for which we will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to us for reimbursement in the future. However, it is expected that the Administrator will continue to support part of our expense burden in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived. This expense ratio is calculated without deducting any expenses waived or reimbursed by the Administrator. Assuming the expenses waived or reimbursed by the Administrator at June 30, 2016, the annual expense ratio after deducting the expenses waived or reimbursed by the Administrator as a percentage of net assets would be 0.89%. For the six months ended June 30, 2016, we reimbursed our Administrator approximately $0.6 million, which represents approximately 0.14% of our net assets on an annualized basis. See "Administration Agreement."

(8)
The holders of shares of our common stock indirectly bear the expenses of our investment in NMFC Senior Loan Program I, LLC ("SLP I") and NMFC Senior Loan Program II, LLC ("SLP II"). No management fee is charged on our investment in SLP I in connection with the administrative services provided to SLP I. As SLP II is structured as a private joint venture, no management fees are paid by SLP II. Future expenses for SLP I and SLP II may be substantially higher or lower because certain expenses may fluctuate over time.

(9)
The holders of shares of our common stock indirectly bear the cost associated with our annual expenses.

SELECTED FINANCIAL AND OTHER DATA

          The selected financial data should be read in conjunction with the respective consolidated financial statements and related consolidated notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in this prospectus. Financial information for the years ended December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011 has been derived from the Predecessor Operating Company and our financial statements and the related notes thereto that were audited by Deloitte & Touche LLP, an independent registered public accounting firm. The financial information at and for the six months ended June 30, 2016 was derived from our unaudited consolidated financial statements and related consolidated notes. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods, have been included. Our results for the interim periods may not be indicative of our results for any future interim period or the full year. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities" in this prospectus for more information.

          The below selected financial and other data is for NMFC.

  (in thousands except shares and per share data)

	Six Months Ended June 30,	Years Ended December 31,				Period from May 19, 2011 (commencement of operations) to December 31,

New Mountain Finance Corporation	2016	2015	2014	2013	2012	2011

Statement of Operations Data:
Investment income	$82,466	$153,855	$91,923	$—	$—	$—
Investment income allocated from NMF Holdings	—	—	43,678	90,876	37,511	13,669
Net expenses	39,067	71,360	34,727	—	—	—
Net expenses allocated from NMF Holdings	—	—	20,808	40,355	17,719	5,324
Net investment income	43,399	82,495	80,066	50,521	19,792	8,345
Net realized gains (losses) on investments	1,041	(12,789)	357	—	—	—
Net realized and unrealized gains (losses) allocated from NMF Holdings	—	—	9,508	11,443	12,087	(4,235)
Net change in unrealized appreciation (depreciation) of investments	7,570	(35,272)	(43,863)	—	—	—
Net change in unrealized (depreciation) appreciation of securities purchased under collateralized agreements to resell	(74)	(296)	—	—	—	—
Net change in unrealized (depreciation) appreciation of investment in NMF Holdings	—	—	—	(44)	(95)	6,221
Benefit (provision) for taxes	808	(1,183)	(493)	—	—	—
Net increase in net assets resulting from operations	52,744	32,955	45,575	61,920	31,784	10,331
Per share data:
Net asset value	$13.23	$13.08	$13.83	$14.38	$14.06	$13.60
Net increase in net assets resulting from operations (basic)	0.83	0.55	0.88	1.76	2.14	0.97
Net increase in net assets resulting from operations (diluted)(1)	0.77	0.55	0.86	1.76	2.14	0.38
Dividends declared(2)	0.68	1.36	1.48	1.48	1.71	0.86
Balance sheet data:
Total assets	$1,584,601	$1,602,138	$1,514,920	$650,107	$345,331	$145,487
Holdings Credit Facility	348,013	419,313	468,108	N/A	N/A	N/A
SBA-guaranteed debentures	121,745	117,745	37,500	N/A	N/A	N/A
Convertible Notes	115,000	115,000	115,000	N/A	N/A	N/A
NMFC Credit Facility	87,000	90,000	50,000	N/A	N/A	N/A
Unsecured Notes	50,000	—	—	N/A	N/A	N/A
Total net assets	843,325	836,908	802,170	650,107	341,926	145,487
Other data:
Total return based on market value(3)	4.36%	(4.00)%	9.66%	11.62%	24.84%	4.16%
Total return based on net asset value(4)	6.50%	4.32%	6.56%	13.27%	16.61%	2.82%
Number of portfolio companies at period end	72	75	71	N/A	N/A	N/A
Total new investments for the period(5)	$163,845	$612,737	$720,871	N/A	N/A	N/A
Investment sales and repayments for the period(5)	$198,211	$483,936	$384,568	N/A	N/A	N/A
Weighted average Yield to Maturity at Cost on debt portfolio at period end (unaudited)(6)	10.3%	10.7%	10.7%	N/A	N/A	N/A
Weighted average shares outstanding for the period (basic)	63,887,036	59,715,290	51,846,164	35,092,722	14,860,838	10,697,691
Weighted average shares outstanding for the period (diluted)	71,164,167	66,968,089	56,157,835	35,092,722	14,860,838	10,697,691
Portfolio turnover(5)	10.97%	33.93%	29.51%	N/A	N/A	N/A

(1)
In applying the if-converted method, conversion is not assumed for purposes of computing diluted earnings per share if the effect would be anti-dilutive. For the year ended December 31, 2015, there was anti-dilution. For the six months ended June 30, 2016 and the year ended December 31, 2014, there was no anti-dilution. For the years ended December 31, 2013 and December 31, 2012, due to reflecting earnings for the full year of operations of the Predecessor Operating Company assuming 100.0% NMFC ownership of Predecessor Operating Company and assuming all of AIV Holdings units in the Predecessor Operating Company were exchanged for public shares of NMFC during the years then ended, the earnings per share would be $1.79 and $2.18, respectively.

(2)
Dividends declared in the year ended December 31, 2014 include a $0.12 per share special dividend related to realized capital gains attributable to NMF Holdings' warrant investments in Learning Care Group (US), Inc. Dividends declared in the year ended December 31, 2013 include a $0.12 per share special dividend related to a distribution received attributable to NMF Holdings' investment in YP Equity Investors LLC. Dividends declared in the year ended December 31, 2012 include a $0.23 per share special dividend related to estimated realized capital gains attributable to NMF Holdings' investments in Lawson Software, Inc. and Infor Lux Bond Company and a $0.14 per share special dividend intended to minimize to the greatest extent possible NMFC's U.S. federal income or excise tax liability.

(3)
For the six months ended June 30, 2016 and the years ended December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012 and for the period May 19, 2011 to December 31, 2011, total return is calculated assuming a purchase of common stock at the opening of the first day of the period and assuming a purchase of common stock at our IPO, respectively, and a sale on the closing of the last day of the respective period ends. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under our dividend reinvestment plan.

(4)
Total return is calculated assuming a purchase at net asset value on the opening of the first day of the period and a sale at net asset value on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter.

(5)
For the year ended December 31, 2014, amounts include our investment activity and the investment activity of the Predecessor Operating Company.

(6)
The weighted average Yield to Maturity at Cost calculation assumes that all investments, including secured collateralized agreements, not on non-accrual are purchased at the adjusted cost on the respective period ends and held until their respective maturities with no prepayments or losses and exited at par at maturity. Adjusted cost reflects the GAAP cost for post-IPO investments and a stepped up cost basis of pre-IPO investments (assuming a step-up to fair market value occurred on the IPO date).

          As of May 8, 2014, NMFC assumed all operating activities previously undertaken by NMF Holdings. The following table sets forth selected financial and other data for NMF Holdings when it was the Predecessor Operating Company.

  (in thousands except units and per unit data)

	Years Ended December 31,

New Mountain Finance Holdings, L.L.C.	2013	2012	2011

Statement of Operations Data:
Total investment income	$114,912	$85,786	$56,523
Net expenses	51,235	40,569	17,998
Net investment income	63,677	45,217	38,525
Net realized and unrealized gains (losses)	15,247	28,779	(6,848)
Net increase in net assets resulting from operations	78,924	73,996	31,677
Per unit data:
Net asset value	$14.38	$14.06	$13.60
Net increase in net assets resulting from operations (basic and diluted)	1.79	2.18	1.02
Dividends declared(1)	1.48	1.71	0.86
Balance sheet data:
Total assets	$1,147,841	$1,025,564	$730,579
Holdings Credit Facility	221,849	206,938	129,038
SLF Credit Facility	214,668	214,262	165,928
Total net assets	688,516	569,939	420,502
Other data:
Total return at net asset value(2)	13.27%	16.61%	10.09%
Number of portfolio companies at period end	59	63	55
Total new investments for the period	$529,307	$673,218	$493,331
Investment sales and repayments for the period	$426,561	$423,874	$231,962
Weighted average Yield to Maturity at Cost on debt portfolio at period end (unaudited)(3)	11.0%	10.3%	10.3%
Weighted average Yield to Maturity on debt portfolio at period end (unaudited)(4)	10.6%	10.1%	10.7%
Weighted average Adjusted Yield to Maturity on debt portfolio at period end (unaudited)	— (5)	— (5)	13.1%
Weighted average common membership units outstanding for the period	44,021,920	34,011,738	30,919,629 (6)
Portfolio turnover	40.52%	52.02%	42.13%

(1)
Dividends declared in the year ended December 31, 2013 include a $0.12 per unit special dividend related to a distribution received attributable to NMF Holdings' investment in YP Equity Investors LLC. Dividends declared in the year ended December 31, 2012 include a $0.23 per unit special dividend related to estimated realized capital gains attributable to NMF Holdings' investments in Lawson Software, Inc. and Infor Lux Bond Company and a $0.14 per unit special dividend intended to minimize to the greatest extent possible NMFC's U.S. federal income or excise tax liability. Actual cash payments on the dividends declared to AIV Holdings only, for the quarters ended March 31, 2012, June 30, 2012, December 31, 2012 and March 31, 2013, were made on April 4, 2012, July 9, 2012, January 7, 2013 and April 5, 2013 respectively.

(2)
For years ended December 31, 2013 and December 31, 2012, total return is calculated assuming a purchase at net asset value on the opening of the first day of the year and a sale at net asset value on the last day of the respective period ends. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter. For the year ended December 31, 2011, total return is calculated in two parts: (1) from the opening of the first day of the year to NMFC's IPO date, total return is calculated based on net income over weighted average net assets and (2) from NMFC's IPO date to the last day of the year, total return is calculated assuming a purchase at net asset value on NMFC's IPO date and a sale at net asset value on the last day of the year. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter.

(3)
The weighted average Yield to Maturity at Cost calculation assumes that all investments not on non-accrual are purchased at the adjusted cost on the respective period ends and held until their respective maturities with no prepayments or losses and exited at par at maturity. Adjusted cost reflects the GAAP cost for post-IPO investments and a stepped up cost basis of pre-IPO investments (assuming a step-up to fair market value occurred on the IPO date). The weighted average Yield to Maturity at Cost was not calculated prior to NMFC's IPO.

(4)
The weighted average Yield to Maturity calculation assumes that all investments not on non-accrual are purchased at fair value on the respective period ends and held until their respective maturities with no prepayments or losses and exited at par at maturity. The weighted average Yield to Maturity was not calculated subsequent to December 31, 2013.

(5)
"Adjusted Yield to Maturity" assumes that the investments in NMF Holdings' portfolio are purchased at fair value on the respective period ends and held until their respective maturities with no prepayments or losses and exited at par at maturity. This calculation excludes the impact of existing leverage, except for the non-recourse debt of NMF SLF. NMF SLF is treated as a fully levered asset of NMF Holdings, with NMF SLF's net asset value being included for yield calculation purposes.

(6)
Weighted average common membership units outstanding presented from May 19, 2011 to December 31, 2011, as the fund became unitized on May 19, 2011, the IPO date.

 SELECTED QUARTERLY FINANCIAL DATA

          The selected quarterly financial data should be read in conjunction with our respective consolidated financial statements and related consolidated notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in this prospectus. The following table sets forth certain quarterly financial data for the quarters ended June 30, 2016 and March 31, 2016 and each of the quarters for the fiscal years ended December 31, 2015 and December 31, 2014. This data is derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities" included in this prospectus for more information.

          The below selected quarterly financial data is for NMFC.

  (in thousands except for per share data)

	Total Investment Income		Net Investment Income		Total Net Realized Gains (Losses) and Net Changes in Unrealized Appreciation (Depreciation) of Investments(1)		Net Increase (Decrease) in Net Assets Resulting from Operations

Quarter Ended	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share

June 30, 2016	$41,490	$0.65	$21,832	$0.34	$22,861	$0.36	$44,693	$0.70
March 31, 2016	40,976	0.64	21,567	0.34	(13,516)	(0.21)	8,051	0.13
December 31, 2015	$41,967	$0.66	$22,521	$0.35	$(42,548)	$(0.66)	$(20,027)	$(0.31)
September 30, 2015	37,447	0.64	20,659	0.35	(10,855)	(0.18)	9,804	0.17
June 30, 2015	37,905	0.65	20,253	0.35	11	0.00	20,264	0.35
March 31, 2015	36,536	0.63	19,062	0.33	3,852	0.07	22,914	0.40
December 31, 2014	$36,748	$0.65	$25,919	$0.46	$(34,865)	$(0.62)	$(8,946)	$(0.16)
September 30, 2014	34,706	0.67	20,800	0.40	(13,389)	(0.26)	7,411	0.14
June 30, 2014	33,708	0.65	17,289	0.34	6,373	0.12	23,662	0.46
March 31, 2014	30,439	0.65	16,058	0.34	7,390	0.16	23,448	0.50

(1)
Includes securities purchased under collaterial agreements to resell, benefit (provision) for taxes and the accretive effect of common stock issuances per share, if applicable.

 DESCRIPTION OF RESTRUCTURING

New Mountain Finance Corporation

          NMFC is a Delaware corporation that was originally incorporated on June 29, 2010. NMFC is a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, NMFC is obligated to comply with certain regulatory requirements. NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. NMFC is also registered as an investment adviser under the Advisers Act.

          On May 19, 2011, NMFC priced the IPO of 7,272,727 shares of common stock at a public offering price of $13.75 per share. Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in the Concurrent Private Placement. Additionally, 1,252,964 shares were issued to the partners of New Mountain Guardian Partners, L.P. at that time for their ownership interest in the Predecessor Entities. In connection with NMFC's IPO and through a series of transactions, the NMF Holdings acquired all of the operations of the Predecessor Entities, including all of the assets and liabilities related to such operations.

New Mountain Finance Holdings, L.L.C

          NMF Holdings is a Delaware limited liability company. Until May 8, 2014, NMF Holdings was externally managed and was regulated as a BDC under the 1940 Act. As such, NMF Holdings was obligated to comply with certain regulatory requirements. NMF Holdings was treated as a partnership for U.S. federal income tax purposes for so long as it had at least two members. With the completion of the underwritten secondary offering on February 3, 2014, NMF Holdings' existence as a partnership for U.S. federal income tax purposes terminated and NMF Holdings became an entity that is disregarded as a separate entity from its owner for U.S. federal tax purposes. See "Material Federal Income Tax Considerations".

          Until May 8, 2014, NMF Holdings was externally managed by the Investment Adviser. As of May 8, 2014, the Investment Adviser now serves as the external investment adviser to NMFC. The Administrator provides the administrative services necessary for operations. The Investment Adviser and Administrator are wholly-owned subsidiaries of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market and with assets under management totaling more than $15.0 billion(1), which includes total assets held by us. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity, and credit investment vehicles. NMF Holdings, formerly known as New Mountain Guardian (Leveraged), L.L.C., was originally formed as a subsidiary of Guardian AIV by New Mountain Capital in October 2008. Guardian AIV was formed through an allocation of approximately $300.0 million of the $5.1 billion of commitments supporting New Mountain Partners III, L.P., a private equity fund managed by New Mountain Capital. In February 2009, New Mountain Capital formed a co-investment vehicle, New Mountain Guardian Partners, L.P., comprising $20.4 million of commitments.

New Mountain Finance AIV Holdings Corporation

          Until April 25, 2014, AIV Holdings was a Delaware corporation that was originally incorporated on March 11, 2011. AIV Holdings was dissolved on April 25, 2014. Guardian AIV, a Delaware limited

(1)
Includes amounts committed, not all of which have been drawn down and invested to-date, as of June 30, 2016, as well as amounts called and returned since inception.

partnership, was AIV Holdings' sole stockholder. AIV Holdings was a closed-end, non-diversified management investment company that was regulated as a BDC under the 1940 Act. As such, AIV Holdings was obligated to comply with certain regulatory requirements. AIV Holdings was treated, and complied with the requirements to qualify annually, as a RIC under the Code.

Structure

          Prior to the Restructuring (as defined below) on May 8, 2014, NMFC and AIV Holdings were holding companies with no direct operations of their own, and their sole asset was their ownership in NMF Holdings. In connection with the IPO, NMFC and AIV Holdings each entered into a joinder agreement with respect to the Limited Liability Company Agreement, as amended and restated, of NMF Holdings, pursuant to which NMFC and AIV Holdings were admitted as members of NMF Holdings. NMFC acquired from NMF Holdings, with the gross proceeds of the IPO and the Concurrent Private Placement, common membership units ("units") of NMF Holdings (the number of units were equal to the number of shares of NMFC's common stock sold in the IPO and the Concurrent Private Placement). Additionally, NMFC received units of NMF Holdings equal to the number of shares of common stock of NMFC issued to the partners of New Mountain Guardian Partners, L.P. Guardian AIV was the parent of NMF Holdings prior to the IPO and, as a result of the transactions completed in connection with the IPO, obtained units in NMF Holdings. Guardian AIV contributed its units in NMF Holdings to its newly formed subsidiary, AIV Holdings, in exchange for common stock of AIV Holdings. AIV Holdings had the right to exchange all or any portion of its units in NMF Holdings for shares of NMFC's common stock on a one-for-one basis at any time.

          The original structure was designed to generally prevent NMFC from being allocated taxable income with respect to unrecognized gains that existed at the time of the IPO in the Predecessor Entities' assets, and rather such amounts would be allocated generally to AIV Holdings. The result was that any distributions made to NMFC's stockholders that were attributable to such gains generally were not treated as taxable dividends but rather as return of capital. See "Material Federal Income Tax Considerations" included in this prospectus.

          Since the IPO through February 3, 2014, NMFC completed five underwritten secondary offerings of its common stock on behalf of AIV Holdings as the selling stockholder. In connection with these five secondary offerings, AIV Holdings tendered an aggregate of 20,221,938 units of NMF Holdings held by AIV Holdings to NMFC in exchange for the net proceeds (after deducting underwriting discounts and commissions) of these five secondary offerings and NMFC issued an aggregate of 20,221,938 shares of its common stock directly to the underwriters for these five secondary offerings. AIV Holdings distributed all of the net proceeds from these five secondary offerings to its sole stockholder, Guardian AIV. With the completion of the final secondary offering on February 3, 2014, NMFC now owns 100.0% of the units of NMF Holdings, which is now a wholly-owned subsidiary of NMFC.

Restructuring

          As a BDC, AIV Holdings had been subject to the 1940 Act, including certain provisions applicable only to BDCs. Accordingly, and after careful consideration of the 1940 Act requirements applicable to BDCs, the cost of 1940 Act compliance and a thorough assessment of AIV Holdings' business model, AIV Holdings' board of directors determined that continuation as a BDC was not in the best interests of AIV Holdings and Guardian AIV. Specifically, given that AIV Holdings was formed for the sole purpose of holding units of NMF Holdings and AIV Holdings had disposed of all of the units of NMF Holdings that it was holding as of February 3, 2014, the board of directors of AIV Holdings approved and declared advisable at an in-person meeting held on March 25, 2014 the withdrawal of AIV Holdings' election to be regulated as a BDC under the 1940 Act. In addition, the board of directors of AIV Holdings approved and declared advisable for AIV Holdings to terminate its registration under Section 12(g) of the Exchange Act and to dissolve AIV Holdings under the laws of the State of Delaware.

          Upon receipt of the necessary stockholder consent to authorize the board of directors of AIV Holdings to withdraw AIV Holdings' election to be regulated as a BDC, the withdrawal was filed and became effective upon receipt by the SEC of AIV Holdings' notification of withdrawal on Form N-54C on April 15, 2014. The board of directors of AIV Holdings believed that AIV Holdings met the requirements for filing the notification to withdraw its election to be regulated as a BDC, upon the receipt of the necessary stockholder consent. After the notification of withdrawal of AIV Holdings' BDC election was filed with the SEC, AIV Holdings was no longer subject to the regulatory provisions of the 1940 Act applicable to BDCs generally, including regulations related to insurance, custody, composition of its board of directors, affiliated transactions and any compensation arrangements.

          In addition, on April 15, 2014, AIV Holdings filed a Form 15 with the SEC to terminate AIV Holdings' registration under Section 12(g) of the Exchange Act. After these SEC filings and any other federal or state regulatory or tax filings were made, AIV Holdings proceeded to dissolve under Delaware law by filing a certificate of dissolution in Delaware on April 25, 2014.

          Until May 8, 2014, as a BDC, NMF Holdings had been subject to the 1940 Act, including certain provisions applicable only to BDCs. Accordingly, and after careful consideration of the 1940 Act requirements applicable to BDCs, the cost of 1940 Act compliance and a thorough assessment of NMF Holdings' current business model, NMF Holdings' board of directors determined at an in-person meeting held on March 25, 2014 that continuation as a BDC was not in the best interests of NMF Holdings.

          At the 2014 joint annual meeting of the stockholders of NMFC and the sole unit holder of NMF Holdings held on May 6, 2014, the stockholders of NMFC and the sole unit holder of NMF Holdings approved a proposal which authorized the board of directors of NMF Holdings to withdraw NMF Holdings' election to be regulated as a BDC. Additionally, the stockholders of NMFC approved a new investment advisory and management agreement between NMFC and the Investment Adviser. Upon receipt of the necessary stockholder/unit holder approval to authorize the board of directors of NMF Holdings to withdraw NMF Holdings' election to be regulated as a BDC, the withdrawal was filed and became effective upon receipt by the SEC of NMF Holdings' notification of withdrawal on Form N-54C on May 8, 2014.

          Effective May 8, 2014, NMF Holdings amended and restated its Limited Liability Company Agreement, (as amended and restated, the "Operating Agreement") such that the board of directors of NMF Holdings was dissolved and NMF Holdings remained a wholly-owned subsidiary of NMFC with the sole purpose of serving as a special purpose vehicle for NMF Holdings' credit facility, and NMFC assumed all other operating activities previously undertaken by NMF Holdings under the management of the Investment Adviser (collectively, the "Restructuring"). After the Restructuring, all wholly-owned direct and indirect subsidiaries of NMFC are consolidated with NMFC for both 1940 Act and financial statement reporting purposes, subject to any financial statement adjustments required in accordance with GAAP. NMFC continues to remain a BDC regulated under the 1940 Act.

          Also, on May 8, 2014, NMF Holdings filed Form 15 with the SEC to terminate NMF Holdings' registration under Section 12(g) of the Exchange Act. As a special purpose entity, NMF Holdings is bankruptcy-remote and non-recourse to NMFC. In addition, the assets held at NMF Holdings will continue to be used to secure NMF Holdings' credit facility.

          The diagram below depicts our organizational structure as of October 4, 2016.

*
Includes partners of New Mountain Guardian Partners, L.P.

**
NMFC is the sole limited partner of SBIC LP. NMFC, directly or indirectly through SBIC GP, wholly-owns SBIC LP. NMFC owns 100.0% of SBIC GP which owns 1.0% of SBIC LP. NMFC owns 99.0% of SBIC LP.

RISK FACTORS

          Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline or the value of our preferred stock, subscription rights, warrants or debt securities may decline, and you may lose all or part of your investment.

Risks Related to our Business and Structure

Global capital markets could enter a period of severe disruption and instability. These market conditions have historically and could again have a materially adverse effect on debt and equity capital markets in the U.S., which could have, a materially negative impact on our business, financial condition and results of operations.

          The U.S. and global capital markets have experienced periods of disruption characterized by the freezing of available credit, a lack of liquidity in the debt capital markets, significant losses in the principal value of investments, the re-pricing of credit risk in the broadly syndicated credit market, the failure of certain major financial institutions and general volatility in the financial markets. During these periods of disruption, general economic conditions deteriorated with material and adverse consequences for the broader financial and credit markets, and the availability of debt and equity capital for the market as a whole, and financial services firms in particular, was reduced significantly. These conditions may reoccur for a prolonged period of time or materially worsen in the future. In addition, signs of deteriorating sovereign debt conditions in Europe and concerns of economic slowdown in China create uncertainty that could lead to further disruptions and instability. We may in the future have difficulty accessing debt and equity capital, and a severe disruption in the global financial markets, deterioration in credit and financing conditions or uncertainty regarding U.S. Government spending and deficit levels, European sovereign debt, Chinese economic slowdown or other global economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Further downgrades of the U.S. credit rating, impending automatic spending cuts or another government shutdown could negatively impact our liquidity, financial condition and earnings.

          Recent U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the U.S. Although U.S. lawmakers passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the U.S. The impact of this or any further downgrades to the U.S. government's sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. Absent further quantitative easing by the Federal Reserve, these developments could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.

          The current worldwide financial market situation, as well as various social and political tensions in the U.S. and around the world, may contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause economic uncertainties or deterioration in the U.S. and worldwide. Since 2010, several European Union ("EU") countries, including Greece, Ireland, Italy, Spain, and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal policy of foreign nations, such as Russia and China, may have a severe impact on the worldwide and U.S. financial markets. We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

We may suffer credit losses.

          Investments in small and middle market businesses are highly speculative and involve a high degree of risk of credit loss. These risks are likely to increase during volatile economic periods, such as the U.S. and many other economies have recently been experiencing.

We do not expect to replicate the Predecessor Entities' historical performance or the historical performance of other entities managed or supported by New Mountain Capital.

          We do not expect to replicate the Predecessor Entities' historical performance or the historical performance of New Mountain Capital's investments. Our investment returns may be substantially lower than the returns achieved by the Predecessor Entities. Although the Predecessor Entities commenced operations during otherwise unfavorable economic conditions, this was a favorable environment in which the Predecessor Operating Company could conduct its business in light of its investment objectives and strategy. In addition, our investment strategies may differ from those of New Mountain Capital or its affiliates. We, as a BDC and as a RIC, are subject to certain regulatory restrictions that do not apply to New Mountain Capital or its affiliates.

          We are generally not permitted to invest in any portfolio company in which New Mountain Capital or any of its affiliates currently have an investment or to make any co-investments with New Mountain Capital or its affiliates, except to the extent permitted by the 1940 Act. This may adversely affect the pace at which we make investments. Moreover, we may operate with a different leverage profile than the Predecessor Entities. Furthermore, none of the prior results from the Predecessor Entities were from public reporting companies, and all or a portion of these results were achieved in particularly favorable market conditions for the Predecessor Operating Company's investment strategy which may never be repeated. Finally, we can offer no assurance that our investment team will be able to continue to implement our investment objective with the same degree of success as it has had in the past.

There is uncertainty as to the value of our portfolio investments because most of our investments are, and may continue to be in private companies and recorded at fair value. In addition, the fair values of our investments are determined by our board of directors in accordance with our valuation policy.

          Some of our investments are and may be in the form of securities or loans that are not publicly traded. The fair value of these investments may not be readily determinable. Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith by our board of directors, including to reflect significant events affecting the value of our securities. We value our investments for which we do not have readily available market quotations quarterly, or more frequently as circumstances require, at fair value as determined in good faith by our board of directors in accordance with our valuation policy, which is at all times consistent with GAAP.

          Our board of directors utilizes the services of one or more independent third-party valuation firms to aid it in determining the fair value with respect to our material unquoted assets in accordance with our valuation policy. The inputs into the determination of fair value of these investments may require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information.

          The types of factors that the board of directors takes into account in determining the fair value of our investments generally include, as appropriate: available market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows and the markets in which it does business, comparisons of financial ratios of peer companies that are public, comparable merger and acquisition transactions and the principal market and enterprise values. Since these valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed.

          Due to this uncertainty, our fair value determinations may cause our net asset value, on any given date, to be materially understated or overstated. In addition, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the realizable value that our investments might warrant.

          We may adjust quarterly the valuation of our portfolio to reflect our board of directors' determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.

Our ability to achieve our investment objective depends on key investment personnel of the Investment Adviser. If the Investment Adviser were to lose any of its key investment personnel, our ability to achieve our investment objective could be significantly harmed.

          We depend on the investment judgment, skill and relationships of the investment professionals of the Investment Adviser, particularly Steven B. Klinsky and Robert A. Hamwee, as well as other key personnel to identify, evaluate, negotiate, structure, execute, monitor and service our investments. The Investment Adviser, as an affiliate of New Mountain Capital, is supported by New Mountain Capital's team, which as of June 30, 2016 consisted of approximately 100 staff members of New Mountain Capital and its affiliates to fulfill its obligations to us under the Investment

Management Agreement. The Investment Adviser may also depend upon New Mountain Capital to obtain access to investment opportunities originated by the professionals of New Mountain Capital and its affiliates. Our future success depends to a significant extent on the continued service and coordination of the key investment personnel of the Investment Adviser. The departure of any of these individuals could have a material adverse effect on our ability to achieve our investment objective.

          The Investment Committee, which provides oversight over our investment activities, is provided by the Investment Adviser. The Investment Committee currently consists of five members. The loss of any member of the Investment Committee or of other senior professionals of the Investment Adviser and its affiliates without suitable replacement could limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition, results of operation and cash flows. To achieve our investment objective, the Investment Adviser may hire, train, supervise and manage new investment professionals to participate in its investment selection and monitoring process. If the Investment Adviser is unable to find investment professionals or do so in a timely manner, our business, financial condition and results of operations could be adversely affected.

The Investment Adviser has limited experience managing a BDC or a RIC, which could adversely affect our business.

          Other than us, the Investment Adviser has not previously managed a BDC or a RIC. The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to the other investment vehicles previously managed by the investment professionals of the Investment Adviser. For example, under the 1940 Act, BDCs are required to invest at least 70.0% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Moreover, qualification for taxation as a RIC under subchapter M of the Code requires satisfaction of source-of-income, asset diversification and annual distribution requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC or as a RIC and could force us to pay unexpected taxes and penalties, which would have a material adverse effect on our performance. The Investment Adviser's lack of experience in managing a portfolio of assets under the constraints applicable to BDCs and RICs may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. If we fail to maintain our status as a BDC or as a RIC, our operating flexibility could be significantly reduced.

We operate in a highly competitive market for investment opportunities and may not be able to compete effectively.

          We compete for investments with other BDCs and investment funds (including private equity and hedge funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than us. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source-of-income, asset diversification and distribution requirements that we must satisfy to maintain our RIC status. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do.

          We may lose investment opportunities if our pricing, terms and structure do not match those of our competitors. With respect to the investments that we make, we do not seek to compete based primarily on the interest rates we may offer, and we believe that some of our competitors may make loans with interest rates that may be lower than the rates we offer. In the secondary market for acquiring existing loans, we expect to compete generally on the basis of pricing terms. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. If we are forced to match our competitors' pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. Part of our competitive advantage stems from the fact that we believe the market for middle market lending is underserved by traditional bank lenders and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. We may also compete for investment opportunities with accounts managed by the Investment Adviser or its affiliates. Although the Investment Adviser allocates opportunities in accordance with its policies and procedures, allocations to such other accounts reduces the amount and frequency of opportunities available to us and may not be in our best interests and, consequently, our stockholders. Moreover, the performance of investment opportunities is not known at the time of allocation. If we are not able to compete effectively, our business, financial condition and results of operations may be adversely affected, thus affecting our business, financial condition and results of operations. Because of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities that we identify or that we will be able to fully invest our available capital.

Our business, results of operations and financial condition depend on our ability to manage future growth effectively.

          Our ability to achieve our investment objective and to grow depends on the Investment Adviser's ability to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of the Investment Adviser's structuring of the investment process, its ability to provide competent, attentive and efficient services to us and its ability to access financing on acceptable terms. The Investment Adviser has substantial responsibilities under the Investment Management Agreement and may also be called upon to provide managerial assistance to our portfolio companies. These demands on the time of the Investment Adviser and its investment professionals may distract them or slow our rate of investment. In order to grow, we and the Investment Adviser may need to retain, train, supervise and manage new investment professionals. However, these investment professionals may not be able to contribute effectively to the work of the Investment Adviser. If we are unable to manage our future growth effectively, our business, results of operations and financial condition could be materially adversely affected.

The incentive fee may induce the Investment Adviser to make speculative investments.

          The incentive fee payable to the Investment Adviser may create an incentive for the Investment Adviser to pursue investments that are risky or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns. The incentive fee payable to the Investment Adviser is calculated based on a percentage of our return on investment capital. This may encourage the Investment Adviser to use leverage to increase the return on our investments. In addition, because the base management fee is payable based upon our gross assets, which includes any borrowings for investment purposes, but excludes borrowings under the SLF Credit Facility and cash and cash equivalents for investment purposes, the Investment Adviser may be further encouraged to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock.

          The incentive fee payable to the Investment Adviser also may create an incentive for the Investment Adviser to invest in instruments that have a deferred interest feature, even if such deferred payments would not provide the cash necessary to pay current distributions to our stockholders. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the investment's term, if at all. Our net investment income used to calculate the income portion of the incentive fee, however, includes accrued interest. Thus, a portion of the incentive fee would be based on income that we have not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligations. In addition, the "catch-up" portion of the incentive fee may encourage the Investment Adviser to accelerate or defer interest payable by portfolio companies from one calendar quarter to another, potentially resulting in fluctuations in timing and dividend amounts.

We may be obligated to pay the Investment Adviser incentive compensation even if we incur a loss.

          The Investment Adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our Pre-Incentive Fee Adjusted Net Investment Income for that quarter (before deducting incentive compensation) above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold. Our Pre-Incentive Fee Adjusted Net Investment Income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that it may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Investment Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

The incentive fee we pay to the Investment Adviser with respect to capital gains may be effectively greater than 20.0%.

          As a result of the operation of the cumulative method of calculating the capital gains portion of the incentive fee we pay to the Investment Adviser, the cumulative aggregate capital gains fee received by the Investment Adviser could be effectively greater than 20.0%, depending on the timing and extent of subsequent net realized capital losses or net unrealized depreciation. We cannot predict whether, or to what extent, this payment calculation would affect your investment in our common stock.

We borrow money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us.

          We borrow money as part of our business plan. Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital and may, consequently, increase the risk of investing in us. We expect to continue to use leverage to finance our investments, through senior securities issued by banks and other lenders. Lenders of these senior securities have fixed dollar claims on our assets that are superior to claims of our common stockholders. If the value of our assets decreases, leveraging would cause our net asset value to decline more sharply than it otherwise would have had it not leveraged. Similarly, any decrease in our income would cause our net income to decline more sharply than it would have had it not borrowed. Such a decline could adversely affect our ability to make common stock dividend payments. In addition, because our investments may be illiquid, we may be unable to dispose of them or to do so at a favorable price in the event we need to do so if we are unable to refinance any indebtedness upon maturity and, as a result, we may suffer losses. Leverage is generally considered a speculative investment technique.

          Our ability to service any debt that we incur depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. Moreover, as the Investment Adviser's management fee is payable to the Investment Adviser based on gross assets, including those assets acquired through the use of leverage, the Investment Adviser may have a financial incentive to incur leverage which may not be consistent with our interests and the interests of our common stockholders. In addition, holders of our common stock will, indirectly, bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to the Investment Adviser.

          At June 30, 2016, we had $348.0 million, $87.0 million, $115.0 million, $50.0 million and $121.7 million of indebtedness outstanding under the Holdings Credit Facility, the NMFC Credit Facility, the Convertible Notes, the Unsecured Notes and the SBA-guaranteed debentures, respectively. The Holdings Credit Facility had a weighted average interest rate of 2.7% for the six months ended June 30, 2016, the NMFC Credit Facility had a weighted average interest rate of 2.9% for the six months ended June 30, 2016 and the SBA-guaranteed debentures had a weighted average interest rate of 3.1% for the six months ended June 30, 2016. The interest rate on the Convertible Notes is 5.0% per annum and the interest rate on the Unsecured Notes is 5.313% per annum. In order for us to cover our annual interest payments on our outstanding indebtedness at June 30, 2016, we must achieve annual returns on our June 30, 2016 total assets of at least 1.6%.

          Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses and adjusted for unsettled securities purchased. The calculations in the table below are hypothetical. Actual returns may be higher or lower than those appearing below. The calculation assumes (i) $1,584.6 million in total assets, (ii) a weighted average cost of borrowings of 3.3%, which assumes the weighted average interest rates as of June 30, 2016 for the Holdings Credit Facility, the NMFC Credit Facility and the SBA-guaranteed debentures and the interest rate as of June 30, 2016 for the Convertible Notes and Unsecured Notes, (iii) $721.7 million in debt outstanding and (iv) $843.3 million in net assets.

Assumed Return on Our Portfolio
(net of expenses)

	(10.0)%	(5.0)%	0%	5.0%	10.0%

Corresponding return to stockholder	(21.6)%	(12.2)%	(2.8)%	6.6%	15.9%

If we are unable to comply with the covenants or restrictions in our borrowings, our business could be materially adversely affected.

          The Holdings Credit Facility includes covenants that, subject to exceptions, restrict our ability to pay distributions, create liens on assets, make investments, make acquisitions and engage in mergers or consolidations. The Holdings Credit Facility also includes a change of control provision that accelerates the indebtedness under the facility in the event of certain change of control events. Complying with these restrictions may prevent us from taking actions that we believe would help us grow our business or are otherwise consistent with our investment objective. These restrictions could also limit our ability to plan for or react to market conditions or meet extraordinary capital needs or otherwise restrict corporate activities. In addition, the restrictions contained in the Holdings Credit Facility could limit our ability to make distributions to our stockholders in certain circumstances, which could result in us failing to qualify as a RIC and thus becoming subject to corporate-level U.S. federal income tax (and any applicable state and local taxes).

          The NMFC Credit Facility includes customary covenants, including certain financial covenants related to asset coverage and liquidity and other maintenance covenants, as well as customary events of default.

          Our Convertible Notes are subject to certain covenants, including covenants requiring us to provide financial information to the holders of the Convertible Notes and the trustee if we cease to be subject to the reporting requirements of the Exchange Act. These covenants are subject to limitations and exceptions. In addition, if certain corporate events occur, holders of the Convertible Notes may require us to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100.0% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the repurchase date.

          Our Unsecured Notes are subject to certain covenants, including covenants such as information reporting, maintenance of our status as a BDC under the 1940 Act and a RIC under the Internal Revenue Code, minimum stockholders' equity, minimum asset coverage ratio, and prohibitions on certain fundamental changes, as well as customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default under our other indebtedness or certain significant subsidiaries, certain judgments and orders, and certain events of bankruptcy. In addition, we are obligated to offer to prepay the Unsecured Notes at par if the Investment Adviser, or an affiliate thereof, ceases to be our investment adviser or if certain change in control events occur with respect to the Investment Adviser.

          The breach of any of the covenants or restrictions, unless cured within the applicable grace period, would result in a default under the applicable credit facility that would permit the lenders thereunder to declare all amounts outstanding to be due and payable. In such an event, we may not have sufficient assets to repay such indebtedness. As a result, any default could have serious consequences to our financial condition. An event of default or an acceleration under the credit facilities could also cause a cross-default or cross-acceleration of another debt instrument or contractual obligation, which would adversely impact our liquidity. We may not be granted waivers or amendments to the credit facilities if for any reason we are unable to comply with it, and we may not be able to refinance the credit facilities on terms acceptable to us, or at all.

We may enter into reverse repurchase agreements, which are another form of leverage.

          We may enter into reverse repurchase agreements as part of our management of our investment portfolio. Under a reverse repurchase agreement, we will effectively pledge our assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the payor will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for our benefit.

          Our use of reverse repurchase agreements, if any, involves many of the same risks involved in our use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired with the proceeds of a reverse repurchase agreement may decline below the price of the securities that we have sold but remain obligated to repurchase under the reverse repurchase agreement. In addition, there is a risk that the market value of the securities effectively pledged by us may decline. If a buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, we may be adversely affected. Also, in entering into reverse repurchase agreements, we would bear the risk of loss to the extent that the proceeds of such agreements at settlement are more than the fair value of the underlying securities being pledged. In addition, due to the interest costs associated with reverse repurchase agreements transactions, our net asset value would decline, and, in some cases, we may be worse off than if such instruments had not been used.

If we are unable to obtain additional debt financing, or if our borrowing capacity is materially reduced, our business could be materially adversely affected.

          We may want to obtain additional debt financing, or need to do so upon maturity of our credit facilities, in order to obtain funds which may be made available for investments. The revolving period under the Holdings Credit Facility ends on December 18, 2017, and the Holdings Credit Facility matures on December 18, 2019. The NMFC Credit Facility, the Convertible Notes and the Unsecured Notes mature on June 4, 2019, June 15, 2019 and May 15, 2021, respectively. The SBA-guaranteed debentures have ten year maturities and will begin to mature on March 1, 2025. If we are unable to increase, renew or replace any such facilities and enter into new debt financing facilities or other debt financing on commercially reasonable terms, our liquidity may be reduced significantly. In addition, if we are unable to repay amounts outstanding under any such facilities and are declared in default or are unable to renew or refinance these facilities, we may not be able to make new investments or operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects us or third parties, and could materially damage our business operations, results of operations and financial condition.

We may need to raise additional capital to grow.

          We may need additional capital to fund new investments and grow. We may access the capital markets periodically to issue equity securities. In addition, we may also issue debt securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs and limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. In addition, we are required to distribute at least 90.0% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to maintain our RIC status. As a result, these earnings will not be available to fund new investments. If we are unable to access the capital markets or if we are unable to borrow from financial institutions, we may be unable to grow our business and execute our business strategy fully, and our earnings, if any, could decrease, which could have an adverse effect on the value of our securities.

A renewed disruption in the capital markets and the credit markets could adversely affect our business.

          As a BDC, we must maintain our ability to raise additional capital for investment purposes. If we are unable to access the capital markets or credit markets, we may be forced to curtail our business operations and may be unable to pursue new investment opportunities. The capital markets and the credit markets have experienced extreme volatility in recent periods, and, as a result, there have been and will likely continue to be uncertainty in the financial markets in general. Disruptions in the capital markets in recent years increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. In addition, a prolonged period of market illiquidity may cause us to reduce the volume of loans that we originate and/or fund and adversely affect the value of our portfolio investments. Unfavorable economic conditions could also increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results. Ongoing disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and, consequently, could adversely impact our business, results of operations and financial condition.

          If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act and contained in the Holdings Credit Facility, the NMFC Credit Facility and the Unsecured Notes. Any such failure would result in a default under such indebtedness and otherwise affect our ability to issue senior securities, borrow under the Holdings Credit Facility and NMFC Credit Facility and pay distributions, which could materially impair our business operations. Our liquidity could be impaired further by our inability to access the capital or credit markets. For example, we cannot be certain that we will be able to renew our credit facilities as they mature or to consummate new borrowing facilities to provide capital for normal operations, including new originations, or reapply for SBIC licenses. In recent years, reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers. This market turmoil and tightening of credit have led to increased market volatility and widespread reduction of business activity generally in recent years. In addition, adverse economic conditions due to these disruptive conditions could materially impact our ability to comply with the financial and other covenants in any existing or future credit facilities. If we are unable to comply with these covenants, this could materially adversely affect our business, results of operations and financial condition.

Changes in interest rates may affect our cost of capital and net investment income.

          To the extent we borrow money to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, a significant change in market interest rates may have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

SBIC LP is licensed by the SBA and is subject to SBA regulations.

          On August 1, 2014, our wholly-owned direct and indirect subsidiary, SBIC LP, received its license to operate as an SBIC under the 1958 Act and is regulated by the SBA. The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies, regulates the types of financings, prohibits investing in small businesses with certain characteristics or in certain industries and requires capitalization thresholds that limit distributions to us. Compliance with SBIC requirements may cause SBIC LP to invest at less competitive rates in order to find investments that qualify under the SBA regulations.

          The SBA regulations require, among other things, an annual periodic examination of a licensed SBIC by an SBA examiner to determine the SBIC's compliance with the relevant SBA regulations, and the performance of a financial audit by an independent auditor. If SBIC LP fails to comply with applicable regulations, the SBA could, depending on the severity of the violation, limit or prohibit SBIC LP's use of the debentures, declare outstanding debentures immediately due and payable, and/or limit SBIC LP from making new investments. In addition, the SBA could revoke or suspend SBIC LP's license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the 1958 Act or any rule or regulation promulgated thereunder. These actions by the SBA would, in turn, negatively affect us because SBIC LP is our wholly-owned direct and indirect subsidiary.

          SBA-guaranteed debentures are non-recourse to us, have a ten year maturity, and may be prepaid at any time without penalty. Pooling of issued SBA-guaranteed debentures occurs in March and September of each year. The interest rate of SBA-guaranteed debentures is fixed at the time of pooling at a market-driven spread over ten year U.S. Treasury Notes. The interest rate on debentures issued prior to the next pooling date is LIBOR plus 30 basis points. Leverage through SBA-guaranteed debentures is subject to required capitalization thresholds. Current SBA regulations limit the amount that any single SBIC may borrow to two tiers of leverage capped at $150.0 million, where each tier is equivalent to the SBIC's regulatory capital, which generally equates to the amount of equity capital in the SBIC. In December 2015, the 2016 omnibus spending bill approved by the U.S. Congress and signed into law by the President increased the amount of SBA-guaranteed debentures that affiliated SBIC funds can have outstanding from $225.0 million to $350.0 million, subject to SBA approval.

Risks Related to Our Operations

Because we intend to distribute substantially all of our income to our stockholders to obtain and maintain our status as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow may be impaired.

          In order for us to qualify for the tax benefits available to RICs and to avoid payment of excise taxes, we intend to distribute to our stockholders substantially all of our annual taxable income. As a result of these requirements, we may need to raise capital from other sources to grow our business.

          As a BDC, we are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities and excluding SBA-guaranteed debentures as permitted by exemptive relief obtained from the SEC, to total senior securities, which includes all of our borrowings with the exception of SBA-guaranteed debentures, of at least 200.0%. This requirement limits the amount that we may borrow. Since we continue to need capital to grow our investment portfolio, these limitations may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. While we expect that we will be able to borrow and to issue additional debt securities and expect that we will be able to issue additional equity securities, which would in turn increase the equity capital available to us, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a BDC, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available us, we may be forced to curtail or cease new investment activities, and our net asset value could decline.

SBIC LP may be unable to make distributions to us that will enable us to meet or maintain our RIC status.

          In order for us to continue to qualify for tax benefits available to RICs and to minimize corporate-level U.S. federal income tax, we must distribute to our stockholders, for each taxable year, at least 90.0% of our "investment company taxable income", which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, including investment company taxable income from SBIC LP. We will be partially dependent on SBIC LP for cash distributions to enable us to meet the RIC distribution requirements. SBIC LP may be limited by SBA regulations governing SBICs from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA's restrictions for SBIC LP to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver and if SBIC LP is unable to obtain a waiver, compliance with the SBA regulations may result in corporate-level U.S. federal income tax.

Our ability to enter into transactions with our affiliates is restricted.

          As a BDC, we are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5.0% or more of our outstanding voting securities is an affiliate of ours for purposes of the 1940 Act. We are generally prohibited from buying or selling any securities (other than our securities) from or to an affiliate. The 1940 Act also prohibits certain "joint" transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of independent directors and, in some cases, the SEC. If a person acquires more than 25.0% of our voting securities, we are prohibited from buying or selling any security (other than our securities) from or to such person or certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by any affiliate of the Investment Adviser without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

The Investment Adviser has significant potential conflicts of interest with us and, consequently, your interests as stockholders which could adversely impact our investment returns.

          Our executive officers and directors, as well as the current or future investment professionals of the Investment Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in your interests as stockholders. Although we are currently New Mountain Capital's only vehicle focused primarily on investing in the investments that we target, in the future, the investment professionals of the Investment Adviser and/or New Mountain Capital employees that provide services pursuant to the Investment Management Agreement may manage other funds which may from time to time have overlapping investment objectives with our own and, accordingly, may invest in, whether principally or secondarily, asset classes similar to those targeted by us. If this occurs, the Investment Adviser may face conflicts of interest in allocating investment opportunities to us and such other funds. Although the investment professionals endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by the Investment Adviser or persons affiliated with the Investment Adviser or that certain of these investment funds may be favored over us. When these investment professionals identify an investment, they may be forced to choose which investment fund should make the investment.

          If the Investment Adviser forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliate, subject to compliance with applicable regulations and regulatory guidance or an exemptive order from the SEC and our allocation procedures. In addition, we pay management and incentive fees to the Investment Adviser and reimburse the Investment Adviser for certain expenses it incurs. As a result, investors in our common stock invest in us on a "gross" basis and receive distributions on a "net" basis after our expenses. Also, the incentive fee payable to the Investment Adviser may create an incentive for the Investment Adviser to pursue investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Any potential conflict of interest arising as a result of the arrangements with the Investment Adviser could have a material adverse effect on our business, results of operations and financial condition.

The Investment Committee, the Investment Adviser or its affiliates may, from time to time, possess material non-public information, limiting our investment discretion.

          The Investment Adviser's investment professionals, Investment Committee or their respective affiliates may serve as directors of, or in a similar capacity with, companies in which we invest. In the event that material non-public information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us and our stockholders.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

          Some of our portfolio investments are made in the form of securities that are not publicly traded. As a result, our board of directors determines the fair value of these securities in good faith. In connection with this determination, investment professionals from the Investment Adviser may provide our board of directors with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, Steven B. Klinsky, a member of our board of directors, has an indirect pecuniary interest in the Investment Adviser. The participation of the Investment Adviser's investment professionals in our valuation process, and the indirect pecuniary interest in the Investment Adviser by a member of our board of directors, could result in a conflict of interest as the Investment Adviser's management fee is based, in part, on our gross assets and incentive fees are based, in part, on unrealized gains and losses.

Conflicts of interest may exist related to other arrangements with the Investment Adviser or its affiliates.

          We have entered into a royalty-free license agreement with New Mountain Capital under which New Mountain Capital has agreed to grant us a non-exclusive, royalty-free license to use the name "New Mountain". In addition, we reimburse the Administrator for the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement, such as, but not limited to, the allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. This could create conflicts of interest that our board of directors must monitor.

The Investment Management Agreement with the Investment Adviser and the Administration Agreement with the Administrator were not negotiated on an arm's length basis.

          The Investment Management Agreement and the Administration Agreement were negotiated between related parties. In addition, we may choose not to enforce, or to enforce less vigorously, our respective rights and remedies under these agreements because of our desire to maintain our ongoing relationship with the Investment Adviser, the Administrator and their respective affiliates. Any such decision, however, could cause us to breach our fiduciary obligations to our stockholders.

The Investment Adviser's liability is limited under the Investment Management Agreement, and we have agreed to indemnify the Investment Adviser against certain liabilities, which may lead the Investment Adviser to act in a riskier manner than it would when acting for its own account.

          Under the Investment Management Agreement, the Investment Adviser does not assume any responsibility other than to render the services called for under that agreement, and it is not responsible for any action of our board of directors in following or declining to follow the Investment

Adviser's advice or recommendations. Under the terms of the Investment Management Agreement, the Investment Adviser, its officers, members, personnel, any person controlling or controlled by the Investment Adviser are not liable for acts or omissions performed in accordance with and pursuant to the Investment Management Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of the Investment Adviser's duties under the Investment Management Agreement. In addition, we have agreed to indemnify the Investment Adviser and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted pursuant to authority granted by the Investment Management Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person's duties under the Investment Management Agreement. These protections may lead the Investment Adviser to act in a riskier manner than it would when acting for its own account.

The Investment Adviser can resign upon 60 days' notice, and a suitable replacement may not be found within that time, resulting in disruptions in our operations that could adversely affect our business, results of operations and financial condition.

          Under the Investment Management Agreement, the Investment Adviser has the right to resign at any time upon 60 days' written notice, whether a replacement has been found or not. If the Investment Adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If a replacement is not able to be found on a timely basis, our business, results of operations and financial condition and our ability to pay distributions are likely to be materially adversely affected and the market price of our common stock may decline. In addition, if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Investment Adviser and its affiliates, the coordination of its internal management and investment activities is likely to suffer. Even if we are able to retain comparable management, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may materially adversely affect our business, results of operations and financial condition.

The Administrator can resign upon 60 days' notice from its role as Administrator under the Administration Agreement, and a suitable replacement may not be found, resulting in disruptions that could adversely affect our business, results of operations and financial condition.

          The Administrator has the right to resign under the Administration Agreement upon 60 days' written notice, whether a replacement has been found or not. If the Administrator resigns, it may be difficult to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If a replacement is not found quickly, our business, results of operations and financial condition, as well as our ability to pay distributions, are likely to be adversely affected, and the market price of our common stock may decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by the Administrator. Even if a comparable service provider or individuals to perform such services are retained, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may materially adversely affect our business, results of operations and financial condition.

If we fail to maintain our status as a BDC, our business and operating flexibility could be significantly reduced.

          We qualify as a BDC under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70.0% of their total assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw their respective election as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with these regulations would significantly decrease our operating flexibility and could significantly increase our cost of doing business.

If we do not invest a sufficient portion of our assets in qualifying assets, we could be precluded from investing in certain assets or could be required to dispose of certain assets, which could have a material adverse effect on our business, financial condition and results of operations.

          As a BDC, we are prohibited from acquiring any assets other than "qualifying assets" unless, at the time of and after giving effect to such acquisition, at least 70.0% of our total assets are qualifying assets. We may acquire in the future other investments that are not "qualifying assets" to the extent permitted by the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we would be prohibited from investing in additional assets, which could have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inopportune times in order to come into compliance with the 1940 Act. If we need to dispose of these investments quickly, it may be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if a buyer is found, it may have to sell the investments at a substantial loss.

Our ability to invest in public companies may be limited in certain circumstances.

          To maintain our status as a BDC, we are not permitted to acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70.0% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250.0 million at the time of such investment.

Regulations governing the operations of BDCs will affect our ability to raise additional equity capital as well as our ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies.

          Our business requires a substantial amount of capital. We may acquire additional capital from the issuance of senior securities, including borrowing under a credit facility or other indebtedness. In addition, we may also issue additional equity capital, which would in turn increase the equity capital available to us. However, we may not be able to raise additional capital in the future on favorable terms or at all.

          We may issue debt securities, preferred stock, and we may borrow money from banks or other financial institutions, which we refer to collectively as "senior securities", up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200.0% after each issuance of senior securities. As a result of our SEC exemptive relief, we are permitted to exclude our SBA-guaranteed debentures from the definition of senior securities in the 200.0% asset coverage ratio we are required to maintain under the 1940 Act. If our asset coverage ratio is not at least 200.0%, we would be unable to issue senior securities, and if we had senior securities outstanding (other than any indebtedness issued in consideration of a privately arranged loan, such as any indebtedness outstanding under the Holdings Credit Facility and NMFC Credit Facility), we would be unable to make distributions to our stockholders. However, at June 30, 2016, our only senior securities outstanding were indebtedness under the Holdings Credit Facility, NMFC Credit Facility, Convertible Notes and Unsecured Notes and therefore at June 30, 2016, we would not have been precluded from paying distributions. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous.

          The Holdings Credit Facility matures on December 18, 2019 and permits borrowings of $495.0 million as of June 30, 2016. The Holdings Credit Facility had $348.0 million in debt outstanding as of June 30, 2016. The NMFC Credit Facility matures on June 4, 2019 and permits borrowings of $122.5 million as of June 30, 2016. The NMFC Credit Facility had $87.0 million in debt outstanding as of June 30, 2016. The Convertible Notes mature on June 15, 2019. The Convertible Notes had $115.0 million in debt outstanding as of June 30, 2016. The Unsecured Notes mature on May 15, 2021. The Unsecured Notes had $50.0 million in debt outstanding as of June 30, 2016.The SBA-guaranteed debentures have ten year maturities and will begin to mature on March 1, 2025. As of June 30, 2016, $121.7 million of SBA-guaranteed debentures were outstanding.

          In addition, we may in the future seek to securitize other portfolio securities to generate cash for funding new investments. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. If we are unable to successfully securitize its loan portfolio, which must be done in compliance with the relevant restrictions in the Holdings Credit Facility, our ability to grow our business or fully execute our business strategy could be impaired and our earnings, if any, could decrease. The securitization market is subject to changing market conditions, and we may not be able to access this market when it would be otherwise deemed appropriate. Moreover, the successful securitization of our portfolio might expose us to losses as the residual investments in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act also may impose restrictions on the structure of any securitization.

          We may also obtain capital through the issuance of additional equity capital. As a BDC, we generally are not able to issue or sell our common stock at a price below net asset value per share. If our common stock trades at a discount to our net asset value per share, this restriction could adversely affect our ability to raise equity capital. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below our net asset value per share of the common stock if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any underwriting commission or discount). If we raise additional funds by issuing more shares of our common stock, or if we issue senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders may decline and you may experience dilution.

Our business model in the future may depend to an extent upon our referral relationships with private equity sponsors, and the inability of the investment professionals of the Investment Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business strategy.

          If the investment professionals of the Investment Adviser fail to maintain existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the investment professionals of the Investment Adviser have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that any relationships they currently or may in the future have will generate investment opportunities for us.

We may experience fluctuations in our annual and quarterly results due to the nature of our business.

          We could experience fluctuations in our annual and quarterly operating results due to a number of factors, some of which are beyond our control, including the ability or inability of us to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities acquired and the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in the markets in which we operate and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to your interests as stockholders.

          Our board of directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. As a result, our board of directors may be able to change our investment policies and objectives without any input from our stockholders. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. Under Delaware law, we also cannot be dissolved without prior stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the market price of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions to our stockholders.

We will be subject to corporate-level U.S. federal income tax on all of our income if we are unable to maintain RIC status under Subchapter M of the Code, which would have a material adverse effect on our financial performance.

          Although we intend to continue to qualify annually as a RIC under Subchapter M of the Code, no assurance can be given that we will be able to maintain our RIC status. To maintain RIC status and be relieved of U.S. federal income taxes on income and gains distributed to our stockholders, we must meet the annual distribution, source-of-income and asset diversification requirements described below.

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  The annual distribution requirement for a RIC will be satisfied if we distribute (or are deemed to distribute) to our stockholders on an annual basis at least 90.0% of our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, if any. Because we use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act, and we are subject to certain financial covenants contained in the Holdings Credit Facility and other debt financing agreements (as applicable). This asset coverage ratio requirement and these financial covenants could, under certain circumstances, restrict us from making distributions to our stockholders, which distributions are necessary for us to satisfy the distribution requirement. If we are unable to obtain cash from other sources, and thus are unable to make sufficient distributions to our stockholders, we could fail to qualify for RIC tax treatment and thus become subject to certain corporate-level U.S. federal income tax (and any applicable state and local taxes).

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  The source-of-income requirement will be satisfied if at least 90.0% of our allocable share of our gross income for each year is derived from dividends, interest payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships" or other income derived with respect to our business of investing in such stock or securities.

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  The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50.0% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other such securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10.0% of the outstanding voting securities of the issuer; and no more than 25.0% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by it and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships". Failure to meet these requirements may result in us having to dispose of certain investments quickly in order to prevent the loss of our RIC status. Because most of our investments are intended to be in private companies, and therefore may be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

          If we fail to qualify for or maintain our RIC status for any reason, and we do not qualify for certain relief provisions under the Code, we would be subject to corporate-level U.S. federal income tax (and any applicable state and local taxes). In this event, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions, which would have a material adverse effect on our financial performance.

You may have current tax liabilities on distributions you reinvest in our common stock.

          Under the dividend reinvestment plan, if you own shares of our common stock registered in your own name, you will have all cash distributions automatically reinvested in additional shares of our common stock unless you opt out of the dividend reinvestment plan by delivering notice by phone, internet or in writing to the plan administrator at least three days prior to the payment date of the next dividend or distribution. If you have not "opted out" of the dividend reinvestment plan, you will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in our common stock to the extent the amount reinvested was not a tax-free return of capital. As a result, you may have to use funds from other sources to pay your U.S. federal income tax liability on the value of the common stock received.

We may not be able to pay you distributions on our common stock, our distributions to you may not grow over time and a portion of our distributions to you may be a return of capital for U.S. federal income tax purposes.

          We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will continue to achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we are unable to satisfy the asset coverage test applicable to us as a BDC, or if we violate certain covenants under the Holdings Credit Facility, the NMFC Credit Facility or the Unsecured Notes, our ability to pay distributions to our stockholders could be limited. All distributions are paid at the discretion of our board of directors and depend on our earnings, financial condition, maintenance of our RIC status, compliance with applicable BDC regulations, compliance with covenants under the Holdings Credit Facility, the NMFC Credit Facility and the Unsecured Notes, and such other factors as our board of directors may deem relevant from time to time. The distributions that we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes.

We may have difficulty paying our required distributions if we recognize taxable income before or without receiving cash representing such income.

          For U.S. federal income tax purposes, we include in our taxable income our allocable share of certain amounts that we have not yet received in cash, such as original issue discount or accruals on a contingent payment debt instrument, which may occur if we receive warrants in connection with the origination of a loan or possibly in other circumstances or contracted payment-in-kind ("PIK") interest, which generally represents contractual interest added to the loan balance and due at the end of the loan term. Our allocable share of such original issue discount and PIK interest are included in our taxable income before we receive any corresponding cash payments. We also may be required to include in our taxable income our allocable share of certain other amounts that we will not receive in cash.

          Because in certain cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty making distributions to our stockholders that will be sufficient to enable us to meet the annual distribution requirement necessary for us to qualify as a RIC. Accordingly, we may need to sell some of our assets at times and/or at prices that we would not consider advantageous. We may need to raise additional equity or debt capital, or we may need to forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business) to enable us to make distributions to our stockholders that will be sufficient to enable us to meet the annual distribution requirement. If we are unable to obtain cash from other sources to enable us to meet the annual distribution requirement, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes).

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

          Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. Our portfolio companies are subject to U.S. federal, state and local laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, any of which could materially adversely affect our business, including with respect to the types of investments we are permitted to make, and your interests as stockholders potentially with retroactive effect. In addition, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. These changes could result in material changes to our strategies and plans set forth in this prospectus which may result in our investment focus shifting from the areas of expertise of the Investment Adviser to other types of investments in which the Investment Adviser may have less expertise or little or no experience. Any such changes, if they occur, could have a material adverse effect on our business, results of operations and financial condition and, consequently, the value of your investment in us.

          On July 21, 2010, the Wall Street Reform and Consumer Protection Act, or Dodd-Frank Act, was signed into law. Although passage of the Dodd-Frank Act has resulted in extensive rulemaking and regulatory changes that affect us and the financial industry as a whole, many of its provisions remain subject to extended implementation periods and delayed effective dates and will require extensive rulemaking by regulatory authorities. While the full impact of the Dodd-Frank Act on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact our or our portfolio companies' operations, cash flows or financial condition, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

          Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.

Our business and operation could be negatively affected if we become subject to any securities litigation or shareholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our stock price.

          In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been brought against that company. Shareholder activism, which could take many forms or arise in a variety of situations, has been increasing in the BDC space recently. While we are currently not subject to any securities litigation or shareholder activism, due to the potential volatility of our stock price and for a variety of other reasons, we may in the future become the target of securities litigation or shareholder activism. Securities litigation and shareholder activism, including potential proxy contests, could result in substantial costs and divert the attention of our management and board of directors and resources from our business. Additionally, such securities litigation and shareholder activism could give rise to perceived uncertainties as to our future, adversely affect our relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, we may be required to incur significant legal fees and other expenses related to any securities litigation or activist shareholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation or shareholder activism.

The effect of global climate change may impact the operations of our portfolio companies.

          There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies' financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions.

          In December 2015 the United Nations, of which the U.S. is a member, adopted a climate accord with the long-term goal of limiting global warming and the short-term goal of significantly reducing greenhouse gas emissions. As a result, our portfolio companies, particularly those operating in the energy sector, may be subject to new or strengthened regulations or legislation which could increase their operating costs and/or decrease their revenues.

Pending legislation may allow us to incur additional leverage.

          As a BDC, under the 1940 Act we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200.0% (i.e., the amount of debt may not exceed 50.0% of the value of our total assets or we may borrow an amount equal to 100.0% of net assets). Legislation introduced in the U.S. House of Representatives would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200.0% to 150.0%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase.

          In addition, in December 2015, the 2016 omnibus spending bill approved by the U.S. Congress and signed into law by the President increased the amount of SBA-guaranteed debentures that affiliated SBIC funds can have outstanding from $225.0 million to $350.0 million, subject to SBA approval. This new legislation may allow us to issue additional SBIC debentures above the $225.0 million of SBA-guaranteed debentures previously permitted pending application for and receipt of additional SBIC licenses. If we incur this additional indebtedness in the future, your risk of an investment in our securities may increase.

We incur significant costs as a result of being a publicly traded company.

          As a publicly traded company, we incur legal, accounting and other expenses, which are paid by us, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or the "Sarbanes-Oxley Act," and other rules implemented by the SEC.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

          We are subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Under current SEC rules since our fiscal year ending December 31, 2012, our management has been required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, and rules and regulations of the SEC thereunder. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to continue to incur additional expenses, which may negatively impact our financial performance and our ability to make distributions to our stockholders. This process also may result in a diversion of management's time and attention. We cannot be certain as to the timing of completion of any evaluation, testing and remediation actions or the impact of the same on our operations, and we are not able to ensure that the process is effective or that our internal control over financial reporting is or will continue to be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and, consequently, the market price of our common stock may be adversely affected.

Our business is highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

          Our business is highly dependent on the communications and information systems of the Investment Adviser and its affiliates. Any failure or interruption of such systems could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and, consequently, negatively affect the market price of our common stock and our ability to pay dividends to our stockholders. In addition, because many of our portfolio companies operate and rely on network infrastructure and enterprise applications and internal technology systems for development, marketing, operational, support and other business activities, a disruption or failure of any or all of these systems in the event of a major telecommunications failure, cyber-attack, fire, earthquake, severe weather conditions or other catastrophic event could cause system interruptions, delays in product development and loss of critical data and could otherwise disrupt their business operations.

The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.

          The occurrence of a disaster such as a cyber attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

          We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

Risks Relating to Our Investments

Our investments in portfolio companies may be risky, and we could lose all or part of any of our investments.

          Investments in small and middle market businesses are highly speculative and involve a high degree of risk of credit loss. These risks are likely to increase during volatile economic periods, such as the U.S. and many other economies have recently experienced. Among other things, these companies:

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  may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of any equity components of our investments;

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  may have shorter operating histories, narrower product lines, smaller market shares and/or more significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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  generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence;

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  may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

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  generally have less publicly available information about their businesses, operations and financial condition.

          In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

Our investment strategy, which is focused primarily on privately held companies, presents certain challenges, including the lack of available information about these companies.

          We invest primarily in privately held companies. There is generally little public information about these companies, and, as a result, we must rely on the ability of the Investment Adviser to obtain adequate information to evaluate the potential returns from, and risks related to, investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. They are, thus, generally more vulnerable to economic downturns and may experience substantial variations in operating results. These factors could adversely affect our investment returns.

Our investments in securities rated below investment grade are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates.

          The investments that we invest in are almost entirely rated below investment grade or may be unrated, which are often referred to as "leveraged loans," "high yield" or "junk" securities, and may be considered "high risk" compared to debt instruments that are rated investment grade. High yield securities are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. In addition, high yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

          Our portfolio may be concentrated in a limited number of industries. For example, as of June 30, 2016, our investments in the business services and the software industries represented approximately 25.4% and 25.2%, respectively, of the fair value of our portfolio. A downturn in any particular industry in which we are invested could significantly impact the portfolio companies operating in that industry, and accordingly, the aggregate returns that we realize from our investment in such portfolio companies.

          Specifically, companies in the business services industry are subject to general economic downturns and business cycles, and will often suffer reduced revenues and rate pressures during periods of economic uncertainty. In addition, companies in the software industry often have narrow product lines and small market shares. Because of rapid technological change, the average selling prices of products and some services provided by software companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by software companies in which we invest may decrease over time. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

Continuation of the current decline in oil and natural gas prices for a prolonged period of time could have a material adverse effect.

          As of June 30, 2016, approximately 4.7% of our portfolio at fair value is invested in energy-related businesses. A decline in oil and natural gas prices would adversely affect the credit quality of these investments. A decrease in credit quality would, in turn, negatively affect the fair value of these investments, which would consequently negatively affect our financial position and results of operations. Should the current decline in oil and natural gas prices persist, it is likely that our energy-related portfolio companies' abilities to satisfy the financial or operating covenants of us or other lenders will be adversely affected, thereby negatively impacting our financial condition and their ability to satisfy their debt service and other obligations to us.

If we make unsecured investments, those investments might not generate sufficient cash flow to service their debt obligations to us.

          We may make unsecured investments. Unsecured investments may be subordinated to other obligations of the obligor. Unsecured investments often reflect a greater possibility that adverse changes in the financial condition of the obligor or general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. If we make an unsecured investment in a portfolio company, that portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may increase the risk that its operations might not generate sufficient cash to service its debt obligations.

If we invest in the securities and obligations of distressed and bankrupt issuers, we might not receive interest or other payments.

          From time to time, we may invest in other types of investments which are not our primary focus, including investments in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments.

Defaults by our portfolio companies may harm our operating results.

          A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that we hold.

          We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower's business or exercise control over a borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, even though we may have structured our investment as senior secured debt, depending on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors.

The lack of liquidity in our investments may adversely affect our business.

          We invest, and will continue to invest, in companies whose securities are not publicly traded and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required or otherwise choose to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. Because most of our investments are illiquid, we may be unable to dispose of them in which case we could fail to qualify as a RIC and/or a BDC, or we may be unable to do so at a favorable price, and, as a result, we may suffer losses.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

          As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

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  a comparison of the portfolio company's securities to publicly traded securities;

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  the enterprise value of a portfolio company;

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  the nature and realizable value of any collateral;

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  the portfolio company's ability to make payments and its earnings and discounted cash flow;

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  the markets in which the portfolio company does business; and

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  changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

          When an external event such as a purchase transaction, public offering or subsequent sale occurs, we will use the pricing indicated by the external event to corroborate our valuation. We will record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

If we are unable to make follow-on investments in our portfolio companies, the value of our investment portfolio could be adversely affected.

          Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as "follow-on" investments, in order to (i) increase or maintain in whole or in part our equity ownership percentage, (ii) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing or (iii) attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or may otherwise lack sufficient funds to make these investments. We have the discretion to make follow-on investments, subject to the availability of capital resources. If we fail to make follow-on investments, the continued viability of a portfolio company and our investment may, in some circumstances, be jeopardized and we could miss an opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, either because we prefer other opportunities or because we are subject to BDC requirements that would prevent such follow-on investments or such follow-on investments would adversely impact our ability to maintain our RIC status.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

          We invest in portfolio companies at all levels of the capital structure. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, these debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. In addition, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying the senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The disposition of our investments may result in contingent liabilities.

          Most of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

          Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower's business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

          Certain loans to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company's remaining assets, if any.

          The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements entered into with the holders of first priority senior debt. Under an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral, the ability to control the conduct of such proceedings, the approval of amendments to collateral documents; releases of liens on the collateral and waivers of past defaults under collateral documents. We may not have the ability to control or direct these actions, even if our rights are adversely affected.

We generally do not control our portfolio companies.

          Although we have taken and may in the future take controlling equity positions in our portfolio companies from time to time, we generally do not control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants that limit the business and operations of our portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the management of such company may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity of the investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event that we disagree with the actions of a portfolio company as readily as we would otherwise like to or at favorable prices which could decrease the value of our investments.

Economic recessions, downturns or government spending cuts could impair our portfolio companies and harm our operating results.

          Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay its debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our debt investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A number of our portfolio companies provide services to the U.S. government. Changes in the U.S. government's priorities and spending, or significant delays or reductions in appropriations of the U.S. government's funds, could have a material adverse effect on the financial position, results of operations and cash flows of such portfolio companies.

          A number of our portfolio companies derive a substantial portion of their revenue from the U.S. government. Levels of the U.S. government's spending in future periods are very difficult to predict and subject to significant risks. In addition, significant budgetary constraints may result in further reductions to projected spending levels. In particular, U.S. government expenditures are subject to the potential for automatic reductions, generally referred to as "sequestration." Sequestration occurred during 2013, and may occur again in the future, resulting in significant additional reductions to spending by the U.S. government on both existing and new contracts as well as disruption of ongoing programs. Even if sequestration does not occur again in the future, we expect that budgetary constraints and ongoing concerns regarding the U.S. national debt will continue to place downward pressure on U.S. government spending levels. Due to these and other factors, overall U.S. government spending could decline, which could result in significant reductions to the revenues, cash flow and profits of our portfolio companies that provide services to the U.S. government.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

          We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, subject to maintenance of our RIC status, we will generally reinvest these proceeds in temporary investments, pending our future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may not realize gains from our equity investments.

          When we invest in portfolio companies, we may acquire warrants or other equity securities of portfolio companies as well. We may also invest in equity securities directly. To the extent we hold equity investments, we will attempt to dispose of them and realize gains upon our disposition of them. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests.

Our performance may differ from our historical performance as our current investment strategy includes significantly more primary originations in addition to secondary market purchases.

          Historically, our investment strategy consisted primarily of secondary market purchases in debt securities. We adjusted that investment strategy to also include significantly more primary originations. While loans that we originate and loans we purchase in the secondary market face many of the same risks associated with the financing of leveraged companies, we may be exposed to different risks depending on specific business considerations for secondary market purchases or origination of loans. Primary originations require substantially more time and resources for sourcing, diligencing and monitoring investments, which may consume a significant portion of our resources. Further, the valuation process for primary originations may be more cumbersome and uncertain due to the lack of comparable market quotes for the investment and would likely require more frequent review by a third-party valuation firm. This may result in greater costs for us and fluctuations in the quarterly valuations of investments that are primary originations. As a result, this strategy may result in different returns from these investments than the types of returns historically experienced from secondary market purchases of debt securities.

We may be subject to additional risks if we invest in foreign securities and/or engage in hedging transactions.

          The 1940 Act generally requires that 70.0% of our investments be in issuers each of whom is organized under the laws of, and has its principal place of business in, any state of the U.S., the District of Columbia, Puerto Rico, the Virgin Islands or any other possession of the U.S. Our investment strategy does not presently contemplate significant investments in securities of non-U.S. companies. However, we may desire to make such investments in the future, to the extent that such transactions and investments are permitted under the 1940 Act. We expect that these investments would focus on the same types of investments that we make in U.S. middle market companies and accordingly would be complementary to our overall strategy and enhance the diversity of our holdings. Investing in foreign companies could expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Investments denominated in foreign currencies would be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.

          Engaging in hedging transactions would also, indirectly, entail additional risks to our stockholders. Although it is not currently anticipated that we would engage in hedging transactions as a principal investment strategy, if we determined to engage in hedging transactions, we generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions.

          These hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that we would not be able to enter into a hedging transaction at an acceptable price. If we choose to engage in hedging transactions, there can be no assurances that we will achieve the intended benefits of such transactions and, depending on the degree of exposure such transactions could create, such transactions may expose us to risk of loss.

          While we may enter into these types of transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, we might not seek to establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any imperfect correlation could prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it might not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities would likely fluctuate as a result of factors not related to currency fluctuations.

Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

          Concerns have been publicized that some of the member banks surveyed by the British Bankers' Association ("BBA") in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

          Actions by the BBA, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

Risks Relating to Our Securities

The market price of our common stock may fluctuate significantly.

          The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

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  price and volume fluctuations in the overall stock market or in the market for BDCs from time to time;

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  investor demand for shares of our common stock;

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  significant volatility in the market price and trading volume of securities of registered closed-end management investment companies, BDCs or other financial services companies, which is not necessarily related to the operating performance of these companies;

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  the inability to raise equity capital;

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  our inability to borrow money or deploy or invest our capital;

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  fluctuations in interest rates;

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  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

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  operating performance of companies comparable to us;

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  changes in regulatory policies or tax guidelines with respect to RICs or BDCs;

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  our loss of status as or ability to operate as a BDC;

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  our failure to qualify as a RIC, loss of RIC status or ability to operate as a RIC;

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  actual or anticipated changes in our earnings or fluctuations in our operating results;

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  changes in the value of our portfolio of investments;

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  general economic conditions, trends and other external factors;

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  departures of key personnel; or

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  loss of a major source of funding.

          In addition, we are required to continue to meet certain listing standards in order for our common stock to remain listed on the New York Stock Exchange ("NYSE"). If we were to be delisted by the NYSE, the liquidity of our common stock would be materially impaired.

Investing in our common stock may involve an above average degree of risk.

          The investments we may make may result in a higher amount of risk, volatility or loss of principal than alternative investment options. These investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

          Sales of substantial amounts of our common stock could materially adversely affect the prevailing market prices for our common stock. If substantial amounts of our common stock were sold, this could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Certain provisions of our certificate of incorporation and bylaws, as well as aspects of the Delaware General Corporation Law could deter takeover attempts and have an adverse impact on the price of our common stock.

          Our certificate of incorporation and bylaws as well as the Delaware General Corporation Law contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. Among other things, our certificate of incorporation and bylaws:

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  provide for a classified board of directors, which may delay the ability of our stockholders to change the membership of a majority of our board of directors;

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  authorize the issuance of "blank check" preferred stock that could be issued by our board of directors to thwart a takeover attempt;

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  do not provide for cumulative voting;

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  provide that vacancies on the board of directors, including newly created directorships, may be filled only by a majority vote of directors then in office;

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  provide that our directors may be removed only for cause;

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  require supermajority voting to effect certain amendments to our certificate of incorporation and bylaws; and

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  require stockholders to provide advance notice of new business proposals and director nominations under specific procedures.

          These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. The Holdings Credit Facility, the NMFC Credit Facility and the Unsecured Notes also include covenants that, among other things, restrict our ability to dispose of assets, incur additional indebtedness, make restricted payments, create liens on assets, make investments, make acquisitions and engage in mergers or consolidations. The Holdings Credit Facility, the NMFC Credit Facility and the Unsecured Notes also include change of control provisions that accelerate the indebtedness (or require prepayment of such indebtedness) under these agreements in the event of certain change of control events.

Shares of our common stock have traded at a discount from net asset value and may do so in the future.

          Shares of closed-end investment companies have frequently traded at a market price that is less than the net asset value that is attributable to those shares. In part as a result of adverse economic conditions and increasing pressure within the financial sector of which we are a part, our common stock has at times traded below our net asset value per share since our IPO on May 19, 2011. Our shares could once again trade at a discount to net asset value. The possibility that our shares of common stock may trade at a discount from net asset value over the long term is separate and distinct from the risk that our net asset value will decrease. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. If our common stock trades below our net asset value, we will generally not be able to issue additional shares of our common stock without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease and our level of distributions could be impacted.

You may not receive dividends or our dividends may decline or may not grow over time.

          We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In particular, our future dividends are dependent upon the investment income we receive on our portfolio investments. To the extent such investment income declines, our ability to pay future dividends may be harmed.

We will have broad discretion over the use of proceeds of any offering made pursuant to this prospectus, to the extent it is successful.

          We will have significant flexibility in applying the proceeds of any offering made pursuant to this prospectus. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that the current offering will be successful, or that by increasing the size of our available equity capital, our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Your interest in NMFC may be diluted if you do not fully exercise your subscription rights in any rights offering.

          In the event we issue subscription rights to purchase shares of our common stock, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in NMFC than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer.

          In addition, if the subscription price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.

          We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock we might issue would have the right to elect members of our board of directors and class voting rights on certain matters.

          Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of our board of directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, if any, or the terms of our credit facilities, if any, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

          This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as "anticipate", "believe", "continue", "could", "estimate", "expect", "intend", "may", "plan", "potential", "project", "seek", "should", "target", "will", "would" or variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

  •
  our future operating results;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the impact of investments that we expect to make;

  •
  our contractual arrangements and relationships with third parties;

  •
  the dependence of our future success on the general economy and its impact on the industries in which we invest;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  the adequacy of our cash resources and working capital; and

  •
  the timing of cash flows, if any, from the operations of our portfolio companies.

          These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

  •
  an economic downturn could impair our portfolio companies' ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

  •
  a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

  •
  interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

  •
  currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and

  •
  the risks, uncertainties and other factors we identify in "Risk Factors" and elsewhere in this prospectus and in our filings with the SEC.

          Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in "Risk Factors" and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

 USE OF PROCEEDS

          We intend to use the net proceeds from the sale of our securities pursuant to this prospectus for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus, to temporarily repay indebtedness (which will be subject to reborrowing), to pay our operating expenses, to pay distributions to our stockholders and for general corporate purposes, and other working capital needs. We are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

          We estimate that it will take less than six months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus, depending on the availability of attractive opportunities, market conditions and the amount raised. However, we can offer no assurance that we will be able to achieve this goal.

          Proceeds not immediately used for new investments or the temporary repayment of debt will be invested primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any, during such period.

 PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

          Our common stock is traded on the New York Stock Exchange ("NYSE") under the symbol "NMFC". The following table sets forth the net asset value ("NAV") per share of our common stock, the high and low closing sale price for our common stock, the closing sale price as a percentage of NAV and the quarterly distributions per share for each fiscal quarter for the years ended December 31, 2016, December 31, 2015 and December 31, 2014.

	NAV		Closing Sales Price(3)		Premium (Discount) of High Closing Sales to	Premium (Discount) of Low Closing Sales to	Declared Distributions

Fiscal Year Ended	Per Share(2)		High	Low	NAV(4)	NAV(4)	Per Share(5)(6)

December 31, 2016
Fourth Quarter(1)		*	$13.83	$13.79	*	*		*
Third Quarter		*	$14.28	$13.11	*	*	$0.34
Second Quarter	$13.23		$12.90	$12.10	(2.49)%	(8.54)%	$0.34
First Quarter	$12.87		$12.96	$11.09	0.70%	(13.83)%	$0.34
December 31, 2015
Fourth Quarter	$13.08		$14.17	$12.15	8.33%	(7.11)%	$0.34
Third Quarter	$13.73		$14.94	$13.34	8.81%	(2.84)%	$0.34
Second Quarter	$13.90		$15.14	$14.49	8.92%	4.24%	$0.34
First Quarter	$13.89		$15.06	$14.30	8.42%	2.95%	$0.34
December 31, 2014
Fourth Quarter	$13.83		$15.09	$14.14	9.11%	2.24%	$0.34
Third Quarter	$14.33		$15.39	$14.48	7.40%	1.05%	$0.46	(7)
Second Quarter	$14.65		$14.89	$13.91	1.64%	(5.05)%	$0.34
First Quarter	$14.53		$15.19	$14.46	4.54%	(0.48)%	$0.34

(1)
Period from October 1, 2016 through October 4, 2016.

(2)
NAV is determined as of the last date in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(3)
Closing sales price is determined as the high or low closing sales price noted within the respective quarter, not adjusted for distributions.

(4)
Calculated as of the respective high or low closing sales price divided by the quarter end NAV.

(5)
Represents the distributions declared or paid for the specified quarter.

(6)
Tax characteristics of all distributions paid are reported to stockholders on Form 1099 after the end of the calendar year. For the years ended December 31, 2015 and December 31, 2014, total distributions were $81.0 million and $77.6 million, respectively, of which the distributions were comprised of approximately 99.96% and 96.16%, respectively, of ordinary income, 0.00% and 3.55%, respectively, of long-term capital gains and approximately 0.04% and 0.29%, respectively, of a return of capital.

(7)
Includes a special dividend of $0.12 per share paid on September 3, 2014 and a third quarter dividend of $0.34 per share paid on September 30, 2014.

*
Not determinable at the time of filing.

          On October 4, 2016, the last reported sales price of our common stock was $13.79 per share. As of September 29, 2016, we had approximately 22 stockholders of record and approximately one beneficial owner whose shares are held in the names of brokers, dealers, funds, trusts and clearing agencies.

          Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV will decrease. Since our initial public offering on May 19, 2011, our shares of common stock have traded at times at both a discount and a premium to the net assets attributable to those shares. As of October 4, 2016, our shares of common stock traded at a premium of approximately 4.2% of the NAV attributable to those shares as of June 30, 2016. It is not possible to predict whether the shares offered hereby will trade at, above, or below NAV.

          We intend to pay quarterly distributions to our stockholders in amounts sufficient to maintain our status as a RIC. We intend to distribute approximately our entire Adjusted Net Investment Income (defined as net investment income adjusted to reflect income as if the cost basis of investments held at the IPO date had stepped-up to fair market value as of the IPO date) on a quarterly basis and substantially all of our taxable income on an annual basis, except that we may retain certain net capital gains for reinvestment.

          We maintain an "opt out" dividend reinvestment plan on behalf of our stockholders, pursuant to which each of our stockholders' cash distributions will be automatically reinvested in additional shares of our common stock, unless the stockholder elects to receive cash.

          We apply the following in implementing the dividend reinvestment plan. If the price at which newly issued shares are to be credited to stockholders' accounts is equal to or greater than 110.0% of the last determined NAV of the shares, we will use only newly issued shares to implement the dividend reinvestment plan. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock on the NYSE on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their electronically reported bid and ask prices.

          If the price at which newly issued shares are to be credited to stockholders' accounts is less than 110.0% of the last determined NAV of the shares, we will either issue new shares or instruct the plan administrator to purchase shares in the open market to satisfy the additional shares required. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

          The following table reflects the cash distributions, including dividends and returns of capital, if any, per share that have been declared by our board of directors for the years ended December 31, 2016, December 31, 2015 and December 31, 2014:

Date Declared	Record Date	Payment Date	Amount

August 2, 2016	September 16, 2016	September 30, 2016	$0.34
May 3, 2016	June 16, 2016	June 30, 2016	0.34
February 22, 2016	March 17, 2016	March 31, 2016	0.34

			$1.02
November 3, 2015	December 16, 2015	December 30, 2015	$0.34
August 4, 2015	September 16, 2015	September 30, 2015	0.34
May 5, 2015	June 16, 2015	June 30, 2015	0.34
February 23, 2015	March 17, 2015	March 31, 2015	0.34

			$1.36
November 4, 2014	December 16, 2014	December 30, 2014	$0.34
August 5, 2014	September 16, 2014	September 30, 2014	0.34
July 30, 2014	August 20, 2014	September 3, 2014	0.12	(1)
May 6, 2014	June 16, 2014	June 30, 2014	0.34
March 4, 2014	March 17, 2014	March 31, 2014	0.34

			$1.48

(1)
Special dividend related to estimated realized capital gains attributable to NMF Holdings' warrant investments in Learning Care Group (US), Inc.

          Tax characteristics of all distributions paid are reported to stockholders on Form 1099 after the end of the calendar year. For the years ended December 31, 2015 and December 31, 2014, total distributions were $81.0 million and $77.6 million, respectively, of which the distributions were comprised of approximately 99.96% and 96.16%, respectively, of ordinary income, 0.00% and 3.55%, respectively, of long-term capital gains and approximately 0.04% and 0.29%, respectively, of a return of capital. Future quarterly distributions, if any, will be determined by our board of directors.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

          The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our Financial Statements and notes thereto appearing elsewhere in this prospectus. For the periods prior to and as of May 8, 2014, all financial information provided in this prospectus reflects our organizational structure prior to the restructuring on May 8, 2014 described under "Description of Restructuring", where NMF Holdings functioned as the operating company. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under "Risk Factors" and "Cautionary Statement Regarding Forward-Looking Statements" appearing elsewhere in this prospectus.

 Overview

New Mountain Finance Corporation

          We are a Delaware corporation that was originally incorporated on June 29, 2010. We are a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, we are obligated to comply with certain regulatory requirements. We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. NMFC is also registered as an investment adviser under the Advisers Act.

          On May 19, 2011, we priced our IPO of 7,272,727 shares of common stock at a public offering price of $13.75 per share. Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, we sold an additional 2,172,000 shares of our common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in the Concurrent Private Placement. Additionally, 1,252,964 shares were issued to the partners of New Mountain Guardian Partners, L.P. at that time for their ownership interest in the Predecessor Entities. In connection with our IPO and through a series of transactions, NMF Holdings acquired all of the operations of the Predecessor Entities, including all of the assets and liabilities related to such operations.

New Mountain Finance Holdings, L.L.C.

          NMF Holdings is a Delaware limited liability company. Until May 8, 2014, NMF Holdings was externally managed and was regulated as a BDC under the 1940 Act. As such, NMF Holdings was obligated to comply with certain regulatory requirements. NMF Holdings was treated as a partnership for U.S. federal income tax purposes for so long as it had at least two members. With the completion of the underwritten secondary offering on February 3, 2014, NMF Holdings' existence as a partnership for U.S. federal income tax purposes terminated and NMF Holdings became an entity that is disregarded as a separate entity from its owner for U.S. federal tax purposes. For additional information on our organizational structure prior to May 8, 2014, see "Description of Restructuring".

          Until May 8, 2014, NMF Holdings was externally managed by the Investment Adviser. As of May 8, 2014, the Investment Adviser serves as our external investment adviser. The Administrator provides the administrative services necessary for operations. The Investment Adviser and Administrator are wholly-owned subsidiaries of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market and with assets under management totaling more than $15.0 billion(1), which includes total assets held by us. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity and credit investment vehicles. NMF Holdings, formerly known as New Mountain Guardian (Leveraged), L.L.C., was originally formed as a subsidiary of Guardian AIV by New Mountain Capital in October 2008. Guardian AIV was formed through an allocation of approximately $300.0 million of the $5.1 billion of commitments supporting New Mountain Partners III, L.P., a private equity fund managed by New Mountain Capital. In February 2009, New Mountain Capital formed a co-investment vehicle, New Mountain Guardian Partners, L.P., comprising $20.4 million of commitments.

          Prior to December 18, 2014, NMF SLF was a Delaware limited liability company. NMF SLF was a wholly-owned subsidiary of NMF Holdings and thus our wholly-owned indirect subsidiary. NMF SLF was bankruptcy-remote and non-recourse to us. As part of an amendment to our existing credit facilities with Wells Fargo Bank, National Association, NMF SLF merged with and into NMF Holdings on December 18, 2014. See "Borrowings" for additional information on our credit facilities.

          Since our IPO, and through June 30, 2016, we raised approximately $454.0 million in net proceeds from additional offerings of common stock and issued shares of common stock valued at approximately $288.4 million on behalf of AIV Holdings for exchanged units. We acquired from NMF Holdings units of NMF Holdings equal to the number of shares of our common stock sold in additional offerings. With the completion of the final secondary offering on February 3, 2014, we owned 100.0% of the units of NMF Holdings, which became our wholly-owned subsidiary.

Current Organization

          Our wholly-owned subsidiaries, NMF Ancora, NMF QID and NMF YP, are structured as Delaware entities that serve as tax blocker corporations which hold equity or equity-like investments in portfolio companies organized as limited liability companies (or other forms of pass-through entities). We consolidate our tax blocker corporations for accounting purposes. The tax blocker corporations are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of the portfolio companies. Additionally, our wholly-owned subsidiary, NMF Servicing serves as the administrative agent on certain investment transactions. SBIC LP, and its general partner, SBIC GP, were organized in Delaware as a limited partnership and limited liability company, respectively. SBIC LP and SBIC GP are our consolidated wholly-owned direct and indirect subsidiaries. SBIC LP received a license from the SBA to operate as a SBIC under Section 301(c) of the 1958 Act.

(1)
Includes amounts committed, not all of which have been drawn down and invested to-date, as of June 30, 2016, as well as amounts called and returned since inception.

          The diagram below depicts our organizational structure as of June 30, 2016.

*
Includes partners of New Mountain Guardian Partners, L.P.

**
NMFC is the sole limited partner of SBIC LP. NMFC, directly or indirectly through SBIC GP, wholly-owns SBIC LP. NMFC owns 100.0% of SBIC GP which owns 1.0% of SBIC LP. NMFC owns 99.0% of SBIC LP.

          Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, our investments may also include equity interests. The primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to us, SBIC LP's investment objective is to generate current income and capital appreciation under our investment criteria. However, SBIC LP's investments must be in SBA eligible companies. Our portfolio may be concentrated in a limited number of industries. As of June 30, 2016, our top five industry concentrations were business services, software, education, federal services and distribution & logistics.

          The investments that we invest in are almost entirely rated below investment grade or may be unrated, which are often referred to as "leveraged loans", "high yield" or "junk" debt investments, and may be considered "high risk" or speculative compared to debt investments that are rated investment grade. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such risk of default could reduce our net asset value and income distributions. Our investments are also primarily floating rate debt investments that contain interest reset provisions that may make it more difficult for borrowers to make debt repayments to us if interest rates rise. In addition, some of our debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. Our debt investments may also loss significant market value before a default occurs. Furthermore, an active trading market may not exist for these securities. This illiquidity may make it more difficult to value our investments.

          As of June 30, 2016, our net asset value was $843.3 million and our portfolio had a fair value of approximately $1,498.1 million in 72 portfolio companies, with a weighted average Yield to Maturity at Cost of approximately 10.3%.

 Recent Developments

          On August 2, 2016, our board of directors declared a third quarter 2016 distribution of $0.34 per share payable on September 30, 2016 to holders of record as of September 16, 2016.

Critical Accounting Policies

          The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Basis of Accounting

          We consolidate our wholly-owned direct and indirect subsidiaries: NMF Holdings, NMF Servicing, SBIC LP, SBIC GP, NMF Ancora, NMF QID and NMF YP. Previously, we consolidated our wholly-owned indirect subsidiary NMF SLF until it merged with and into NMF Holdings on December 18, 2014. See "Borrowings" for additional information on our credit facilities. We are an investment company following accounting and reporting guidance as described in Accounting Standards Codification Topic 946, Financial Services — Investment Companies, ("ASC 946").

Valuation and Leveling of Portfolio Investments

          At all times consistent with GAAP and the 1940 Act, we conduct a valuation of assets, which impacts our net asset value.

          We value our assets on a quarterly basis, or more frequently if required under the 1940 Act. In all cases, our board of directors is ultimately and solely responsible for determining the fair value of our portfolio investments on a quarterly basis in good faith, including investments that are not publicly traded, those whose market prices are not readily available and any other situation where our portfolio investments require a fair value determination. Security transactions are accounted for on a trade date basis. Our quarterly valuation procedures are set forth in more detail below:

  (1)
  Investments for which market quotations are readily available on an exchange are valued at such market quotations based on the closing price indicated from independent pricing services.

  (2)
  Investments for which indicative prices are obtained from various pricing services and/or brokers or dealers are valued through a multi-step valuation process, as described below, to determine whether the quote(s) obtained is representative of fair value in accordance with GAAP.

  a.
  Bond quotes are obtained through independent pricing services. Internal reviews are performed by the investment professionals of the Investment Adviser to ensure that the quote obtained is representative of fair value in accordance with GAAP and if so, the quote is used. If the Investment Adviser is unable to sufficiently validate the quote(s) internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below); and

    b.
    For investments other than bonds, we look at the number of quotes readily available and perform the following:

    i.
    Investments for which two or more quotes are received from a pricing service are valued using the mean of the mean of the bid and ask of the quotes obtained;

    ii.
    Investments for which one quote is received from a pricing service are validated internally. The investment professionals of the Investment Adviser analyze the market quotes obtained using an array of valuation methods (further described below) to validate the fair value. If the Investment Adviser is unable to sufficiently validate the quote internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below).

  (3)
  Investments for which quotations are not readily available through exchanges, pricing services, brokers, or dealers are valued through a multi-step valuation process:

  a.
  Each portfolio company or investment is initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

  b.
  Preliminary valuation conclusions will then be documented and discussed with our senior management;

  c.
  If an investment falls into (3) above for four consecutive quarters and if the investment's par value or its fair value exceeds the materiality threshold, then at least once each fiscal year, the valuation for each portfolio investment for which we do not have a readily available market quotation will be reviewed by an independent valuation firm engaged by our board of directors; and

  d.
  When deemed appropriate by our management, an independent valuation firm may be engaged to review and value investment(s) of a portfolio company, without any preliminary valuation being performed by the Investment Adviser. The investment professionals of the Investment Adviser will review and validate the value provided.

          For investments in revolving credit facilities and delayed draw commitments, the cost basis of the funded investments purchased is offset by any costs/netbacks received for any unfunded portion on the total balance committed. The fair value is also adjusted for the price appreciation or depreciation on the unfunded portion. As a result, the purchase of commitments not completely funded may result in a negative fair value until it is called and funded.

          The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period and the fluctuations could be material.

          GAAP fair value measurement guidance classifies the inputs used in measuring fair value into three levels as follows:

          Level I — Quoted prices (unadjusted) are available in active markets for identical investments and we have the ability to access such quotes as of the reporting date. The type of investments which would generally be included in Level I include active exchange-traded equity securities and exchange-traded derivatives. As required by Accounting Standards Codification Topic 820, Fair

Value Measurements and Disclosures ("ASC 820"), we, to the extent that we hold such investments, do not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably impact the quoted price.

          Level II — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I. Level II inputs include the following:

  •
  Quoted prices for similar assets or liabilities in active markets;

  •
  Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

  •
  Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and

  •
  Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

          Level III — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment.

          The inputs used to measure fair value may fall into different levels. In all instances when the inputs fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level of input that is significant to the fair value measurement in its entirety. As such, a Level III fair value measurement may include inputs that are both observable and unobservable. Gains and losses for such assets categorized within the Level III table below may include changes in fair value that are attributable to both observable inputs and unobservable inputs.

          The inputs into the determination of fair value require significant judgment or estimation by management and consideration of factors specific to each investment. A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in the transfer of certain investments within the fair value hierarchy from period to period. Reclassifications impacting the fair value hierarchy are reported as transfers in/out of the respective leveling categories as of the beginning of the quarter in which the reclassifications occur.

          The following table summarizes the levels in the fair value hierarchy that our portfolio investments fall into as of June 30, 2016:

(in thousands)	Total	Level I	Level II	Level III

First lien	$616,894	$—	$285,363	$331,531
Second lien	642,423	—	354,286	288,137
Subordinated	79,272	—	37,538	41,734
Equity and other	159,472	118	14	159,340

Total investments	$1,498,061	$118	$677,201	$820,742

          We generally use the following framework when determining the fair value of investments where there are little, if any, market activity or observable pricing inputs. We typically determine the fair value of our performing debt investments utilizing an income approach. Additional consideration is given using a market based approach, as well as reviewing the overall underlying portfolio company's performance and associated financial risks. The following outlines additional details on the approaches considered:

          Company Performance, Financial Review, and Analysis:    Prior to investment, as part of our due diligence process, we evaluate the overall performance and financial stability of the portfolio company. Post investment, we analyze each portfolio company's current operating performance and relevant financial trends versus prior year and budgeted results, including, but not limited to, factors affecting its revenue and earnings before interest, taxes, depreciation, and amortization ("EBITDA") growth, margin trends, liquidity position, covenant compliance and changes to its capital structure. We also attempt to identify and subsequently track any developments at the portfolio company, within its customer or vendor base or within the industry or the macroeconomic environment, generally, that may alter any material element of our original investment thesis. This analysis is specific to each portfolio company. We leverage the knowledge gained from our original due diligence process, augmented by this subsequent monitoring, to continually refine our outlook for each of our portfolio companies and ultimately form the valuation of our investment in each portfolio company. When an external event such as a purchase transaction, public offering or subsequent sale occurs, we will consider the pricing indicated by the external event to corroborate the private valuation.

          For debt investments, we may employ the Market Based Approach (as described below) to assess the total enterprise value of the portfolio company, in order to evaluate the enterprise value coverage of our debt investment. For equity investments or in cases where the Market Based Approach implies a lack of enterprise value coverage for the debt investment, we may additionally employ a discounted cash flow analysis based on the free cash flows of the portfolio company to assess the total enterprise value.

          After enterprise value coverage is demonstrated for our debt investments through the method(s) above, the Income Based Approach (as described below) may be employed to estimate the fair value of the investment.

          Market Based Approach:    We may estimate the total enterprise value of each portfolio company by utilizing market value cash flow (EBITDA) multiples of publicly traded comparable companies and comparable transactions. We consider numerous factors when selecting the appropriate companies whose trading multiples are used to value our portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. We may apply an average of various relevant comparable company EBITDA multiples to the portfolio company's latest twelve month ("LTM") EBITDA or projected EBITDA to calculate the enterprise value of the portfolio company. Significant increases or decreases in the EBITDA multiple will result in an increase or decrease in enterprise value, which may result in an increase or decrease in the fair value estimate of the investment. In applying the market based approach as of June 30, 2016, we used the relevant EBITDA multiple ranges set forth in the table below to determine the enterprise value of our portfolio companies. We believe this was a reasonable range in light of current comparable company trading levels and the specific portfolio companies involved.

          Income Based Approach:    We also may use a discounted cash flow analysis to estimate the fair value of the investment. Projected cash flows represent the relevant security's contractual interest, fee and principal payments plus the assumption of full principal recovery at the investment's expected maturity date. These cash flows are discounted at a rate established utilizing a yield calibration approach, which incorporates changes in the credit quality (as measured by relevant statistics) of the portfolio company, as compared to changes in the yield associated with comparable credit quality market indices, between the date of origination and the valuation date. Significant increases or decreases in the discount rate would result in a decrease or increase in the fair value measurement. In applying the income based approach as of June 30, 2016, we used the discount ranges set forth in the table below to value investments in our portfolio companies.

          The unobservable inputs used in the fair value measurement of our Level III investments as of June 30, 2016 were as follows:

	Fair Value
	as of			Range

(in thousands) Type	June 30, 2016	Approach	Unobservable Input	Low	High	Weighted Average

First lien	$283,732	Market & income	EBITDA multiple	5.0x	16.0x	10.3x
		approach	Discount rate	7.4%	12.4%	9.7%
	25,524	Market quote	Broker quote	N/A	N/A	N/A
	22,275	Other	N/A(1)	N/A (1)	N/A (1)	N/A (1)
Second lien	157,473	Market & income	EBITDA multiple	6.5x	16.0x	11.5x
		approach	Discount rate	9.5%	13.1%	11.3%
	118,769	Market quote	Broker quote	N/A	N/A	N/A
	11,895	Other	N/A(1)	N/A (1)	N/A (1)	N/A (1)
Subordinated	41,734	Market & income	EBITDA multiple	5.0x	8.5x	7.3x
		approach	Discount rate	9.5%	18.1%	15.8%
Equity and other	155,308	Market & income	EBITDA multiple	2.5x	12.0x	6.2x
		approach	Discount rate	8.0%	19.5%	14.3%
	1,504	Black Scholes analysis	Expected life in years	9.3	9.8	9.5
			Volatility	27.0%	33.8%	30.7%
			Discount rate	1.6%	1.6%	1.6%
	2,528	Other	N/A(1)	N/A (1)	N/A (1)	N/A (1)

	$820,742

(1)
Fair value was determined based on transaction pricing or recent acquisition or sale as the best measure of fair value with no material changes in operations of the related portfolio company since the transaction date.

NMFC Senior Loan Program I LLC

          NMFC Senior Loan Program I LLC ("SLP I") was formed as a Delaware limited liability company on May 27, 2014 and commenced operations on June 10, 2014. SLP I is a portfolio company held by us. SLP I is structured as a private investment fund, in which all of the investors are qualified purchasers, as such term is defined under the 1940 Act. Transfer of interests in SLP I is subject to restrictions, and as a result, such interests are not readily marketable. SLP I operates under a limited liability company agreement (the "SLP I Agreement") and will continue in existence until June 10, 2019, subject to earlier termination pursuant to certain terms of the SLP I Agreement. The term may be extended for up to one year pursuant to certain terms of the SLP I Agreement. SLP I has a three year re-investment period. SLP I invests in senior secured loans issued by companies within our core industry verticals. These investments are typically broadly syndicated first lien loans.

          SLP I is capitalized with $93.0 million of capital commitments, $275.0 million of debt from a revolving credit facility and is managed by us. Our capital commitment is $23.0 million, representing less than 25.0% ownership, with third party investors representing the remaining capital commitment. As of June 30, 2016, SLP I had total investments with an aggregate fair value of approximately $339.0 million, debt outstanding of $245.9 million and capital that had been called and funded of $93.0 million. As of December 31, 2015, SLP I had total investments with an aggregate fair value of approximately $349.7 million, debt outstanding of $267.6 million and capital that had been called and funded of $93.0 million. Our investment in SLP I is disclosed on our Consolidated Schedules of Investments as of June 30, 2016 and December 31, 2015.

          We, as an investment adviser registered under the Advisers Act, act as the collateral manager to SLP I and are entitled to receive a management fee for our investment management services provided to SLP I. As a result, SLP I is classified as our affiliate. No management fee is charged on our investment in SLP I in connection with the administrative services provided to SLP I. For the three and six months ended June 30, 2016, we earned approximately $0.3 million and $0.6 million, respectively, in management fees related to SLP I which is included in other income. For the three and six months ended June 30, 2015, we earned approximately $0.3 million and $0.6 million, respectively, in management fees related to SLP I which is included in other income. As of June 30, 2016 and December 31, 2015, approximately $0.3 million and $0.3 million, respectively, of management fees related to SLP I was included in receivable from affiliates. For the three and six months ended June 30, 2016, we earned approximately $0.9 million and $1.8 million, respectively, of dividend income related to SLP I, which is included in dividend income. For the three and six months ended June 30, 2015, we earned approximately $0.9 million and $1.8 million, respectively, of dividend income related to SLP I, which is included in dividend income. As of June 30, 2016 and December 31, 2015, approximately $0.9 million and $0.9 million, respectively, of dividend income related to SLP I was included in interest and dividend receivable.

NMFC Senior Loan Program II LLC

          NMFC Senior Loan Program II LLC ("SLP II") was formed as a Delaware limited liability company on March 9, 2016 and commenced operations on April 12, 2016. SLP II is structured as a private joint venture investment fund between us and SkyKnight Income, LLC ("SkyKnight") and operates under a limited liability company agreement (the "SLP II Agreement"). The purpose of the joint venture is to invest primarily in senior secured loans issued by portfolio companies within our core industry verticals. These investments are typically broadly syndicated first lien loans. All investment decisions must be unanimously approved by the board of managers of SLP II, which has equal representation from us and SkyKnight. SLP II has a three year investment period and will continue in existence until April 12, 2021. The term may be extended for up to one year pursuant to certain terms of the SLP II Agreement.

          SLP II is capitalized with equity contributions which are called from its members, on a pro-rata basis based on their equity commitments, as transactions are completed. Any decision by SLP II to call down on capital commitments requires approval by the board of managers of SLP II. We and SkyKnight have committed to provide $79.4 million and $20.6 million of equity to SLP II, respectively. As of June 30, 2016 we and SkyKnight have contributed $27.8 million and $7.2 million, respectively. Our investment in SLP II is disclosed on our Consolidated Schedule of Investments as of June 30, 2016.

          On April 12, 2016, SLP II closed its $275.0 million revolving credit facility with Wells Fargo Bank, National Association which matures on April 12, 2021 and bears interest at a rate of LIBOR plus 1.75% per annum. As of June 30, 2016, SLP II had total investments with an aggregate fair value of approximately $167.9 million and debt outstanding under its credit facility of $71.6 million.

          We have determined that SLP II is an investment company under ASC 946, however, in accordance with such guidance we will generally not consolidate our investment in a company other than a wholly-owned investment company subsidiary. Furthermore, Accounting Standards Codification Topic 810, Consolidation, concludes that in a joint venture where both members have equal decision making authority, it is not appropriate for one member to consolidate the joint venture since neither has control. Accordingly, we do not consolidate SLP II.

Collateralized agreements or repurchase financings

          We follow the guidance in Accounting Standards Codification Topic 860, Transfers and Servicing — Secured Borrowing and Collateral, ("ASC 860") when accounting for transactions involving the purchases of securities under collateralized agreements to resell (resale agreements). These transactions are treated as collateralized financing transactions and are recorded at their contracted resale or repurchase amounts, as specified in the respective agreements. Interest on collateralized agreements is accrued and recognized over the life of the transaction and included in interest income. As of June 30, 2016 and December 31, 2015, we held one collateralized agreement to resell with a cost basis of $30.0 million and $30.0 million, respectively, and a carrying value of $29.6 million and $29.7 million, respectively, and is collateralized by a second lien bond in Northstar GOM Holdings Group LLC with a fair value of $29.6 million and $29.7 million, respectively. The collateralized agreement to resell is guaranteed by a private hedge fund with the most recently reported assets under management of approximately $690.0 million and December 31, 2015 assets under management of approximately $716.6 million, respectively. Pursuant to the terms of the collateralized agreement, the private hedge fund is obligated to repurchase the collateral from us at the par value of the collateralized agreement once called upon by us or if the private hedge fund's total assets under management fall below the agreed upon thresholds. The collateralized agreement was called upon by us but the counterparty failed to repurchase the collateral at its par value in accordance with the terms of the collateralized agreement. As of June 30, 2016, litigation is on-going in the state of New York to resolve this matter. The collateralized agreement earned interest at a weighted average rate of 16.0% and 15.0% per annum as of June 30, 2016 and December 31, 2015, respectively.

Revenue Recognition

          Sales and paydowns of investments:    Realized gains and losses on investments are determined on the specific identification method.

          Interest and dividend income:    Interest income, including amortization of premium and discount using the effective interest method, is recorded on the accrual basis and periodically assessed for collectability. Interest income also includes interest earned from cash on hand. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as part of interest income. We have loans and certain preferred equity investments in the portfolio that contain a payment-in-kind ("PIK") interest or dividend provision. PIK interest and dividends are accrued and recorded as income at the contractual rates, if deemed collectible. The PIK interest and dividends are added to the principal or share balances on the capitalization dates and generally due at maturity or when redeemed by the issuer.

          Dividend income on common equity is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Dividend income on preferred securities is recorded as dividend income on an accrual basis to the extent that such amounts are deemed collectible.

          Non-accrual income:    Investments are placed on non-accrual status when principal or interest payments are past due 30 days or more and when there is reasonable doubt that principal or interest will be collected. Accrued cash and un-capitalized PIK interest or dividends are reversed when an investment is placed on non-accrual status. Previously capitalized PIK interest or dividends are not reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management's judgment of the ultimate outcome. Non-accrual investments are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current.

          Other income:    Other income represents delayed compensation, consent or amendment fees, revolver fees, structuring fees, upfront fees, management fees from a non-controlled/affiliated investment and other miscellaneous fees received and are typically non-recurring in nature. Delayed compensation is income earned from counterparties on trades that do not settle within a set number of business days after trade date. Other income may also include fees from bridge loans. We may from time to time enter into bridge financing commitments, an obligation to provide interim financing to a counterparty until permanent credit can be obtained. These commitments are short-term in nature and may expire unfunded. A fee is received for providing such commitments. Structuring fees and upfront fees are recognized as income when earned, usually when paid at the closing of the investment, and are non-refundable.

Monitoring of Portfolio Investments

          We monitor the performance and financial trends of our portfolio companies on at least a quarterly basis. We attempt to identify any developments within the portfolio company, the industry or the macroeconomic environment that may alter any material element of our original investment strategy.

          We use an investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in the portfolio. We use a four-level numeric rating scale as follows:

  •
  Investment Rating 1 — Investment is performing materially above expectations;

  •
  Investment Rating 2 — Investment is performing materially in-line with expectations. All new loans are rated 2 at initial purchase;

  •
  Investment Rating 3 — Investment is performing materially below expectations and risk has increased materially since the original investment; and

  •
  Investment Rating 4 — Investment is performing substantially below expectations and risks have increased substantially since the original investment. Payments may be delinquent. There is meaningful possibility that we will not recoup our original cost basis in the investment and may realize a substantial loss upon exit.

          The following table shows the distribution of our investments on the 1 to 4 investment rating scale at fair value as of June 30, 2016:

(in millions)	As of June 30, 2016

Investment Rating	Par Value(1)	Percent	Fair Value	Percent

Investment Rating 1	$196.0	13.5%	$249.4	16.6%
Investment Rating 2	1,161.5	80.1%	1,207.9	80.6%
Investment Rating 3	43.6	3.0%	26.3	1.8%
Investment Rating 4	49.1	3.4%	14.5	1.0%

	$1,450.2	100.0%	$1,498.1	100.0%

(1)
Excludes shares and warrants.

          As of June 30, 2016, all investments in our portfolio had an Investment Rating of 1 or 2 with the exception of five portfolio companies. As of June 30, 2016, four portfolio companies had an Investment Rating of 3 and three portfolio companies had an Investment Rating of 4, which includes two portfolio companies that had a portion of our investment included in Investment Rating of 3 and a portion included in Investment Rating of 4.

          During the second quarter of 2016, the Company placed a portion of its first lien position in Permian Tank & Manufacturing, Inc. ("Permian") on non-accrual status due to its ongoing restructuring. As of June 30, 2016, the portion of the Permian first lien position placed on non-accrual status represented an aggregate cost basis of $17.1 million, an aggregate fair value of $5.0 million and total unearned interest income of $0.8 million and $0.8 million for the three and six months then ended.

          During the second quarter of 2016, the Company placed a portion of its second lien position in Transtar Holding Company ("Transtar") on non-accrual status due to its ongoing restructuring. As of June 30, 2016, the portion of the Transtar second lien position placed on non-accrual status represented an aggregate cost basis of $24.7 million, an aggregate fair value of $9.1 million and total unearned interest income of $0.8 million and $0.8 million for the three and six months then ended.

          As of June 30, 2016, our two super priority first lien positions in ATI Acquisition Company and its related equity positions in Ancora Acquisition LLC had an Investment Rating of 4 due to the underlying business encountering significant regulatory constraints which have led to the portfolio company's underperformance. As of June 30, 2016, our two super priority first lien positions in ATI Acquisition Company and its related preferred shares and warrants in Ancora Acquisition LLC remained on non-accrual status due to the inability of the portfolio company to service its interest payments for the quarter then ended and uncertainty about its ability to pay such amounts in the future. As of June 30, 2016, our investment in ATI Acquisition Company and Ancora Acquisition LLC had an aggregate cost basis of $1.6 million, an aggregate fair value of $0.4 million and no unearned interest income for the three and six months then ended. For the three and six months ended June 30, 2015, total unearned interest income was $0.1 million and $0.2 million. As of December 31, 2015, our investment had an aggregate cost basis of $1.6 million and an aggregate fair value of $0.4 million. As of June 30, 2016 and December 31, 2015, unrealized gains (losses) include a fee that we would recognize upon realization of the two super priority first lien debt investments.

          During the first quarter of 2015, we placed a portion of our second lien position in Edmentum, Inc. ("Edmentum") on non-accrual status due to its ongoing restructuring. As of March 31, 2015, our investment in Edmentum had an aggregate cost basis of $30.8 million, an aggregate fair value of $15.6 million and total unearned interest income of $0.4 million for the three months then ended. In June 2015, Edmentum completed a restructuring which resulted in a material modification of the original terms and an extinguishment of our original investment in Edmentum. Prior to the extinguishment in June 2015, our original investment in Edmentum had an aggregate cost of $31.6 million, an aggregate fair value of $16.4 million and total unearned interest income of $0.8 million for the six months ended June 30, 2015. The extinguishment resulted in a realized loss of $15.2 million. Post restructuring, our investments in Edmentum have been restored to full accrual status. As of June 30, 2016, our investments in Edmentum have an aggregate cost basis of $25.9 million and an aggregate fair value of $27.2 million.

          During the first quarter of 2015, our first lien position in Education Management LLC ("EDMC") was non-income producing as a result of the portfolio company undergoing a restructuring. As of December 31, 2014, our investment in EDMC had an aggregate cost basis of $3.0 million, an aggregate fair value of $1.4 million and no unearned interest income for the three months then ended. In January 2015, EDMC completed a restructuring which resulted in a material modification of the original terms and an extinguishment of our original investment in EDMC. Prior to the extinguishment in January 2015, our original investment in EDMC had an aggregate cost of $3.0 million, an aggregate fair value of $1.4 million and no unearned interest income for the period then ended. The extinguishment resulted in a realized loss of $1.6 million. Post restructuring, our investments in EDMC are income producing. As of June 30, 2016, our investments in EDMC have an aggregate cost basis of $1.5 million and an aggregate fair value of $0.3 million.

          During the third quarter of 2014, we placed a portion of our first lien position in UniTek Global Services, Inc. ("UniTek") on non-accrual status in anticipation of a voluntary petition for a "Pre-Packaged" Chapter 11 Bankruptcy in the U.S. Bankruptcy Court for the District of Delaware, which was filed on November 3, 2014. As of December 31, 2014, our investment in UniTek had an aggregate cost basis of $47.4 million, an aggregate fair value of $35.2 million and total unearned interest income of $1.0 million for the year then ended. In January 2015, UniTek emerged from "Pre-Packaged" Chapter 11 Bankruptcy and completed its restructuring. The restructuring resulted in a material modification of the original terms and an extinguishment of our original investments in UniTek. Prior to the extinguishment in January 2015, our original investments in UniTek had an aggregate cost of $52.9 million, an aggregate fair value of $40.1 million and total unearned interest income of $0.1 million for the period then ended. The extinguishment resulted in a realized loss of $12.8 million. Post restructuring, our investments in UniTek have been restored to full accrual status. As of June 30, 2016, our investments in UniTek have an aggregate cost basis of $41.3 million and an aggregate fair value of $56.0 million.

Portfolio and Investment Activity

          The fair value of our investments was approximately $1,498.1 million in 72 portfolio companies at June 30, 2016 and approximately $1,512.2 million in 75 portfolio companies at December 31, 2015.

          The following table shows our portfolio and investment activity for the six months ended June 30, 2016 and June 30, 2015:

	Six Months Ended

(in millions)	June 30, 2016	June 30, 2015

New investments in 21 and 14 portfolio companies, respectively	$163.8	$190.0
Debt repayments in existing portfolio companies	170.2	262.8
Sales of securities in 4 and 12 portfolio companies, respectively	28.0	52.4
Change in unrealized appreciation on 54 and 37 portfolio companies, respectively	41.7	48.6
Change in unrealized depreciation on 23 and 39 portfolio companies, respectively	(34.1)	(30.7)

          At June 30, 2016 and June 30, 2015, our weighted average Yield to Maturity at Cost was approximately 10.3% and 10.8%, respectively.

Recent Accounting Standards Updates

          In August 2014, the FASB issued Accounting Standards Update No. 2014-15, Presentation of Financial Statements — Going Concern Subtopic 205-40 — Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern ("ASU 2014-15"). ASU 2014-15 will explicitly require management to assess an entity's ability to continue as a going concern, and to provide related footnote disclosure in certain circumstances. The new standard will be effective for all entities in the first annual period ending after December 15, 2016. Earlier adoption is permitted. The adoption of ASU 2014-15 is not expected to have a material impact on our consolidated financial statements and disclosures.

          In February 2015, the FASB issued Accounting Standards Update No. 2015-02, Consolidation Topic 810 — Amendments to the Consolidation Analysis ("ASU 2015-02"), which modifies the consolidation analysis in determining if limited partnerships or similar type entities fall under the variable interest model or voting interest model, particularly those that have fee arrangements and related party relationships. ASU 2015-02 was effective for all public entities for interim and annual reporting periods beginning after December 15, 2015. Earlier adoption is permitted. On January 1, 2016, we adopted ASU 2015-02. The adoption did not have an impact on our consolidated financial statements and disclosures.

          In April 2015, the FASB issued Accounting Standards Update No. 2015-03, Interest — Imputation of Interest Subtopic 835-30 — Simplifying the Presentation of Debt Issuance Costs ("ASU 2015-03"), which changes the presentation of debt issuance costs in financial statements. Under ASU 2015-03, an entity presents such costs on the statement of assets and liabilities as a direct deduction from the related debt liability rather than as an asset. Amortization of the costs is reported as interest expense. The new standard was effective for all public entities for interim and annual reporting periods beginning after December 15, 2015. Earlier adoption is permitted. On January 1, 2016, we adopted ASU 2015-03. Upon adoption, we revised our presentation of deferred financing costs from an asset to a liability, which is a direct deduction to our debt on the Consolidated Statements of Assets and Liabilities. In addition, we retrospectively revised our presentation of $13,992 of deferred financing costs that were previously presented as an asset as of December 31, 2015, which resulted in a decrease to total assets and total liabilities as of December 31, 2015.

          In January 2016, the FASB issued Accounting Standards Update No. 2016-01, Financial Instruments — Overall Subtopic 825-10 — Recognition and Measurement of Financial Assets and Financial Liabilities ("ASU 2016-01"). ASU 2016-01 amends certain aspects of recognition, measurement, presentation and disclosure of financial assets and liabilities. ASU 2016-01 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The new guidance must be applied by means of a cumulative-effect adjustment to the balance sheet as of the beginning of the fiscal year of adoption. The amendments related to equity securities without readily determinable fair values (including disclosure requirements) should be applied prospectively to equity investments that exist as of the date of adoption of ASU 2016-01. We are in the process of evaluating the impact that this guidance will have on our consolidated financial statements and disclosures.

Results of Operations

          Under GAAP, our IPO did not step-up the cost basis of the Predecessor Operating Company's existing investments to fair market value at the IPO date. Since the total value of the Predecessor Operating Company's investments at the time of the IPO was greater than the investments' cost basis, a larger amount of amortization of purchase or original issue discount, and different amounts in realized gain and unrealized appreciation, may be recognized under GAAP in each period than if the step-up had occurred. This will remain until such predecessor investments are sold, repaid or mature in the future. We track the transferred (or fair market) value of each of the Predecessor Operating Company's investments as of the time of the IPO and, for purposes of the incentive fee calculation, adjusts income as if each investment was purchased at the date of the IPO (or stepped up to fair market value). The respective "Adjusted Net Investment Income" (defined as net investment income adjusted to reflect income as if the cost basis of investments held at the IPO date had stepped-up to fair market value as of the IPO date) is used in calculating both the incentive fee and dividend payments.

          The following table for the three months ended June 30, 2016 is adjusted to reflect the step-up to fair market value and the allocation of the incentive fees related to hypothetical capital gains out of the adjusted post-incentive fee net investment income.

(in thousands)	Three Months Ended June 30, 2016	Stepped-up Cost Basis Adjustments	Incentive Fee Adjustments(1)	Adjusted Three Months Ended June 30, 2016

Investment income
Interest income	$38,412	$(35)	$—	$38,377
Dividend income	1,721	—	—	1,721
Other income	1,357	—	—	1,357

Total investment income(2)	41,490	(35)	—	41,455

Total expenses pre-incentive fee(3)	14,209	—	—	14,209

Pre-Incentive Fee Net Investment Income	27,281	(35)	—	27,246

Incentive fee	5,449	—	—	5,449

Post-Incentive Fee Net Investment Income	21,832	(35)	—	21,797

Net realized gains (losses) on investments(4)	865	(86)	—	779
Net change in unrealized appreciation (depreciation) of investments(4)	21,956	121	—	22,077
Net change in unrealized (depreciation) appreciation of securities purchased under collateralized agreements to resell	(44)	—	—	(44)
Benefit for taxes	84	—	—	84
Capital gains incentive fees	—	—	—	—

Net increase in net assets resulting from operations	$44,693			$44,693

(1)
For the three months ended June 30, 2016, we incurred total incentive fees of $5.4 million, of which none was related to the capital gains incentive fee accrual on a hypothetical liquidation basis.

(2)
Includes income from non-controlled/non-affiliated investments, non-controlled/affiliated investments and controlled investments.

(3)
Includes expense waivers and reimbursements of $0.1 million and management fee waivers of $1.2 million.

(4)
Includes net realized gains and losses on investments and net change in unrealized appreciation (depreciation) of investments from non-controlled/non-affiliated investments, non-controlled/affiliated investments and controlled investments.

          For the three months ended June 30, 2016, we had a less than $0.1 million adjustment to interest income for amortization, a decrease of approximately $0.1 million to net realized gains and an increase of approximately $0.1 million to net change in unrealized appreciation to adjust for the stepped-up cost basis of the transferred investments as discussed above. For the three months ended June 30, 2016, total adjusted investment income of $41.5 million consisted of approximately $33.3 million in cash interest from investments, approximately $0.9 million in PIK interest from investments, approximately $3.3 million in prepayment fees, net amortization of purchase premiums and discounts of approximately $0.8 million, approximately $1.0 million in cash dividends from investments, $0.8 million in PIK dividends from investments and approximately $1.4 million in other income. Our Adjusted Net Investment Income was $21.8 million for the three months ended June 30, 2016.

          In accordance with GAAP, for the three months ended June 30, 2016, we did not have an accrual for hypothetical capital gains incentive fee based upon the cumulative net Adjusted Realized Capital Gains and Adjusted Realized Capital Losses and the cumulative net Adjusted Unrealized Capital Appreciation and Adjusted Unrealized Capital Depreciation on investments held at the end of each period. Actual amounts paid to the Investment Adviser are consistent with the Investment Management Agreement and are based only on actual Adjusted Realized Capital Gains computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis from inception through the end of each calendar year as if the entire portfolio was sold at fair value. As of June 30, 2016, no actual capital gains incentive fee was owed under the Investment Management Agreement, as cumulative net Adjusted Realized Gains did not exceed cumulative Adjusted Unrealized Depreciation.

          The following table for the six months ended June 30, 2016 is adjusted to reflect the step-up to fair market value and the allocation of the incentive fees related to hypothetical capital gains out of the adjusted post-incentive fee net investment income.

(in thousands)	Six Months Ended June 30, 2016	Stepped-up Cost Basis Adjustments	Incentive Fee Adjustments(1)	Adjusted Six Months Ended June 30, 2016

Investment income
Interest income	$76,202	$(64)	$—	$76,138
Dividend income	3,360	—	—	3,360
Other income	2,904	—	—	2,904

Total investment income(2)	82,466	(64)	—	82,402

Total expenses pre-incentive fee(3)	28,233	—	—	28,233

Pre-Incentive Fee Net Investment Income	54,233	(64)	—	54,169

Incentive fee	10,834	—	—	10,834

Post-Incentive Fee Net Investment Income	43,399	(64)	—	43,335

Net realized gains (losses) on investments(4)	1,041	(124)	—	917
Net change in unrealized appreciation (depreciation) of investments(4)	7,570	188	—	7,758
Net change in unrealized (depreciation) appreciation of securities purchased under collateralized agreements to resell	(74)	—	—	(74)
Benefit for taxes	808	—	—	808
Capital gains incentive fees	—	—	—	—

Net increase in net assets resulting from operations	$52,744			$52,744

(1)
For the six months ended June 30, 2016, we incurred total incentive fees of $10.8 million, of which none was related to the capital gains incentive fee accrual on a hypothetical liquidation basis.

(2)
Includes income from non-controlled/non-affiliated investments, non-controlled/affiliated investments and controlled investments.

(3)
Includes expense waivers and reimbursements of $0.3 million and management fee waivers of $2.6 million.

(4)
Includes net realized gains and losses on investments and net change in unrealized appreciation (depreciation) of investments from non-controlled/non-affiliated investments, non-controlled/affiliated investments and controlled investments.

          For the six months ended June 30, 2016, we had approximately $0.1 million adjustment to interest income for amortization, a decrease of approximately $0.1 million to net realized gains and an increase of approximately $0.2 million to net change in unrealized appreciation to adjust for the stepped-up cost basis of the transferred investments as discussed above. For the six months ended June 30, 2016, total adjusted investment income of $82.4 million consisted of approximately

$69.2 million in cash interest from investments, approximately $1.9 million in PIK interest from investments, approximately $3.5 million in prepayment fees, net amortization of purchase premiums and discounts of approximately $1.5 million, approximately $1.9 million in cash dividends from investments, $1.5 million in PIK dividends from investments and approximately $2.9 million in other income. Our Adjusted Net Investment Income was $43.3 million for the six months ended June 30, 2016.

          In accordance with GAAP, for the six months ended June 30, 2016, we did not have an accrual for hypothetical capital gains incentive fee based upon the cumulative net Adjusted Realized Capital Gains and Adjusted Realized Capital Losses and the cumulative net Adjusted Unrealized Capital Appreciation and Adjusted Unrealized Capital Depreciation on investments held at the end of each period. Actual amounts paid to the Investment Adviser are consistent with the Investment Management Agreement and are based only on actual Adjusted Realized Capital Gains computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis from inception through the end of each calendar year as if the entire portfolio was sold at fair value. As of June 30, 2016, no actual capital gains incentive fee was owed under the Investment Management Agreement, as cumulative net Adjusted Realized Gains did not exceed cumulative Adjusted Unrealized Depreciation.

Results of Operations for the Three Months Ended June 30, 2016 and June 30, 2015

Revenue

	Three Months Ended		Percentage

(in thousands)	June 30, 2016	June 30, 2015	Change

Interest income	$38,412	$35,470	8%
Dividend income	1,721	1,795	(4)%
Other income	1,357	640	112%

Total investment income	$41,490	$37,905	9%

          Our total investment income increased by approximately $3.6 million for the three months ended June 30, 2016 as compared to the three months ended June 30, 2015. The 9% increase in total investment income primarily results from an increase in interest income of approximately $2.9 million from the three months ended June 30, 2015 to the three months ended June 30, 2016 which is attributable to larger invested balances, driven by the proceeds from the September 2015 primary offering of our common stock, proceeds from our May 2016 Unsecured Notes offering, our use of leverage from our revolving credit facilities and SBA-guaranteed debentures to originate new investments, and prepayment fees received associated with the early repayment of three portfolio companies held as of March 31, 2016. Dividend income remained stable during the three months ended June 30, 2016 as compared to the three months ended June 30, 2015 which is primarily comprised of distributions from our investment in SLP I and PIK dividend income from one equity position. Other income during the three months ended June 30, 2016, which represents fees that are generally non-recurring in nature, was primarily attributable to structuring, upfront, amendment, consent and commitment fees received from six different portfolio companies and management fees from a non-controlled affiliated portfolio company.

Operating Expenses

	Three Months Ended		Percentage

(in thousands)	June 30, 2016	June 30, 2015	Change

Management fee	$6,818	$6,198
Less: management fee waiver	(1,241)	(1,247)

Total management fee	5,577	4,951	13%
Incentive fee	5,449	5,057	8%
Capital gains incentive fee(1)	—	9	NM *
Interest and other financing expenses	6,771	5,598	21%
Professional fees	861	909	(5)%
Administrative expenses	629	522	20%
Other general and administrative expenses	384	453	(15)%

Total expenses	19,671	17,499	12%
Less: expenses waived and reimbursed	(63)	—	NM *

Net expenses before income taxes	19,608	17,499	12%
Income tax expense	50	153	(67)%

Net expenses after income taxes	$19,658	$17,652	11%

(1)
Capital gains incentive fee accrual assumes a hypothetical liquidation basis.

*
Not meaningful.

          Our total net operating expenses increased by approximately $2.0 million for the three months ended June 30, 2016 as compared to the three months ended June 30, 2015. Our management fee increased by approximately $0.6 million, net of a management fee waiver, and incentive fees increased by approximately $0.4 million for the three months ended June 30, 2016 as compared to the three months ended June 30, 2015. The increase in management fee and incentive fee from the three months ended June 30, 2015 to the three months ended June 30, 2016 was attributable to larger invested balances, driven by the proceeds from the September 2015 primary offering of our common stock, proceeds from our May 2016 unsecured notes offering and our use of leverage from our revolving credit facilities and SBA-guaranteed debentures to originate new investments.

          Interest and other financing expenses increased by approximately $1.2 million during the three months ended June 30, 2016, primarily due to higher drawn balances on the NMFC Credit Facility (as defined below) and SBA-guaranteed debentures. Our total professional fees, total administrative expenses and total other general and administrative expenses remained flat and our expenses waived and reimbursed increased by approximately $0.1 million for the three months ended June 30, 2016 as compared to the three months ended June 30, 2015.

Net Realized Gains (Losses) and Net Change in Unrealized Appreciation (Depreciation)

	Three Months Ended		Percentage

(in thousands)	June 30, 2016	June 30, 2015	Change

Net realized gains (losses) on investments	$865	$(13,338)	NM	*
Net change in unrealized appreciation (depreciation) of investments	21,956	13,484	63%
Net change in unrealized (depreciation) appreciation securities purchased under collateralized agreements to resell	(44)	—	NM	*
Benefit (provision) for taxes	84	(135)	NM	*

Net realized and unrealized gains (losses)	$22,861	$11	NM	*

*
Not meaningful.

          Our net realized and unrealized gains resulted in a net gain of approximately $22.9 million for the three months ended June 30, 2016 compared to net realized losses and unrealized gains resulting in a minimal net gain for the same period in 2015. We look at net realized and unrealized gains or losses together as movement in unrealized appreciation or depreciation can be the result of realizations. The net gain for the three months ended June 30, 2016 was primarily driven by the overall increase in the market prices of our investments during the period. The benefit for income taxes was attributable to three equity investments that are held as of June 30, 2016 in three of our corporate subsidiaries.

          The minimal net gain for the three months ended June 30, 2015 was primarily driven by the overall decrease in the market prices of our investments during the period which were offset by sales or repayments of investments with fair values in excess of March 31, 2015 valuations, resulting in net realized gains being greater than the reversal of the cumulative net unrealized gains for those investments. In addition, one portfolio company had a modification of terms that was accounted for as an extinguishment during the quarter ended June 30, 2015, the net realized loss of approximately $15.2 million was offset by the reversal of the cumulative net unrealized losses for this investment.

Results of Operations for the Six Months Ended June 30, 2016 and June 30, 2015

Revenue

	Six Months Ended		Percentage

(in thousands)	June 30, 2016	June 30, 2015	Change

Interest income	$76,202	$68,817	11%
Dividend income	3,360	3,102	8%
Other income	2,904	2,522	15%

Total investment income	$82,466	$74,441	11%

          Our total investment income increased by approximately $8.0 million for the six months ended June 30, 2016 as compared to the six months ended June 30, 2015. The 11% increase in total investment income primarily results from an increase in interest income of approximately $7.4 million from the six months ended June 30, 2015 to the six months ended June 30, 2016 which is attributable to larger invested balances, driven by the proceeds from the September 2015 primary offering of our common stock, proceeds from our May 2016 Unsecured Notes offering, our use of leverage from our revolving credit facilities and SBA-guaranteed debentures to originate new investments, and prepayment fees received associated with the early repayment of four portfolio companies held as of December 31, 2015. Dividend income remained stable during the six months ended June 30, 2016 as compared to the six months ended June 30, 2015 which is primarily comprised of distributions from our investment in SLP I and PIK dividend income from an equity position. Other income during the six months ended June 30, 2016, which represents fees that are generally non-recurring in nature, was primarily attributable to structuring, upfront, amendment, consent and commitment fees received from eleven different portfolio companies and management fees from a non-controlled affiliated portfolio company.

Operating Expenses

	Six Months Ended		Percentage

(in thousands)	June 30, 2016	June 30, 2015	Change

Management fee	$13,654	$12,666
Less: management fee waiver	(2,560)	(2,629)

Total management fee	11,094	10,037	11%
Incentive fee	10,834	9,935	9%
Capital gains incentive fee(1)	—	490	NM *
Interest and other financing expenses	13,373	11,075	21%
Professional fees	1,738	1,648	5%
Administrative expenses	1,468	1,157	27%
Other general and administrative expenses	816	882	(7)%

Total expenses	39,323	35,224	12%
Less: expenses waived and reimbursed	(347)	(400)	(13)%

Net expenses before income taxes	38,976	34,824	12%
Income tax expense	91	302	(70)%

Net expenses after income taxes	$39,067	$35,126	11%

(1)
Capital gains incentive fee accrual assumes a hypothetical liquidation basis.

*
Not meaningful.

          Our total net operating expenses increased by approximately $3.9 million for the six months ended June 30, 2016 as compared to the six months ended June 30, 2015. Our management fee increased by approximately $1.1 million, net of a management fee waiver, and incentive fees increased by approximately $0.9 million for the six months ended June 30, 2016 as compared to the six months ended June 30, 2015. The increase in management fee and incentive fee from the six months ended June 30, 2015 to the six months ended June 30, 2016 was attributable to larger invested balances, driven by the proceeds from the September 2015 primary offering of our common stock, proceeds from our May 2016 unsecured notes offering, and our use of leverage from our revolving credit facilities and SBA-guaranteed debentures to originate new investments. Our capital gains incentive fee accrual decreased by approximately $0.5 million for the six months ended June 30, 2016 as compared to the six months ended June 30, 2015, which was attributable to lower net Adjusted Realized Capital Gains (Losses) and Adjusted Unrealized Capital Appreciation (Depreciation) of investments during the period. As of June 30, 2016, no actual capital gains incentive fee was owed under the Investment Management Agreement, as cumulative net Adjusted Realized Gains did not exceed cumulative Adjusted Unrealized Depreciation.

          Interest and other financing expenses increased by approximately $2.3 million during the six months ended June 30, 2016, primarily due to higher drawn balances on the NMFC Credit Facility (as defined below) and SBA-guaranteed debentures. Our total professional fees, total administrative expenses and total other general and administrative expenses increased $0.3 million and our expenses waived and reimbursed remained flat for the six months ended June 30, 2016 as compared to the six months ended June 30, 2015.

Net Realized Gains (Losses) and Net Change in Unrealized Appreciation (Depreciation)

	Six Months Ended		Percentage

(in thousands)	June 30, 2016	June 30, 2015	Change

Net realized gains (losses) on investments	$1,041	$(13,471)	NM	*
Net change in unrealized appreciation (depreciation) of investments	7,570	17,970	(58)%
Net change in unrealized (depreciation) appreciation securities purchased under collateralized agreements to resell	(74)	—	NM	*
Benefit (provision) for taxes	808	(636)	NM	*

Net realized and unrealized gains (losses)	$9,345	$3,863	NM	*

*
Not meaningful.

          Our net realized and unrealized gains resulted in a net gain of approximately $9.3 million for the six months ended June 30, 2016 compared to net realized losses and unrealized gains resulting in a net gain of approximately $3.9 million for the same period in 2015. We look at net realized and unrealized gains or losses together as movement in unrealized appreciation or depreciation can be the result of realizations. The net gain for the six months ended June 30, 2016 was primarily driven by the overall increase in the market prices of our investments during the period. The benefit for income taxes was attributable to three equity investments that are held as of June 30, 2016 in three of our corporate subsidiaries.

          The net gain for the six months ended June 30, 2015 was primarily driven by the sales or repayments of investments with fair values in excess of December 31, 2014 valuations, resulting in net realized gains being greater than the reversal of the cumulative net unrealized gains for those investments which included the sale of two portfolio companies resulting in realized gains of approximately $14.2 million. These gains were offset by $29.7 million of realized losses on investments resulting from the modification of terms on three portfolio companies that were accounted for as extinguishments.

Our Results of Operations for the Years Ended December 31, 2015 and December 31, 2014 and the Predecessor Operating Company for the Year Ended December 31, 2013

Revenue

	Years Ended December 31,

(in thousands)	2015	2014	2013

Interest income	$140,074	$85,123	$107,027
Interest income allocated from the Predecessor Operating Company	—	40,515	—

Total interest income	140,074	125,638	107,027
Dividend income	5,771	2,309	5,049
Dividend income allocated from the Predecessor Operating Company	—	2,368	—

Total dividend income	5,771	4,677	5,049
Other income	8,010	4,491	2,836
Other income allocated from the Predecessor Operating Company	—	795	—

Total other income	8,010	5,286	2,836

Total investment income	$153,855	$135,601	$114,912

          Our total investment income increased by approximately $18.3 million for the year ended December 31, 2015 as compared to total investment income for the year ended December 31, 2014. The 13% increase in total investment income primarily results from an increase in interest income of approximately $14.4 million from the year ended December 31, 2014 to the year ended December 31, 2015, which is attributable to larger invested balances, driven by the proceeds from the September 2015 primary offering of our common stock, our use of leverage from our revolving credit facilities, SBA-guaranteed debentures and the deployment of the June 2014 proceeds from the issuance of $115.0 million of convertible notes to originate new investments, and prepayment fees received associated with the early repayments or partial repayments of nine different portfolio companies held as of December 31, 2014. The increase in dividend income of approximately $1.1 million during the year ended December 31, 2015 as compared to the year ended December 31, 2014 was primarily attributable to distributions from our investment in SLP I and PIK dividends income from an equity position. The increase in other income, which represents fees that are generally non-recurring in nature, of approximately $2.7 million during the year ended December 31, 2015 as compared to the year ended December 31, 2014 was primarily attributable to structuring, upfront, amendment and consent fees received from 22 different portfolio companies, commitment fees received from three bridge facilities and management fees from a non-controlled/affiliated portfolio company.

          Our total investment income increased by approximately $20.7 million for the year ended December 31, 2014 as compared to the Predecessor Operating Company's total investment income for the year ended December 31, 2013. The 18% increase in total investment income primarily results from an increase in interest income of approximately $18.6 million from the year ended December 31, 2013 to the year ended December 31, 2014, which is attributable to larger invested balances, driven by the proceeds from the October 2013, April 2014 and October 2014 primary offerings of our common stock and the June 2014 offering of our convertible notes, our use of leverage from our revolving credit facilities to originate new investments, and prepayment fees received associated with the early repayments or partial repayments of ten different portfolio companies held by the Predecessor Operating Company as of December 31, 2013. The increase in other income of approximately $2.5 million during the year ended December 31, 2014 as compared to the year ended December 31, 2013, which represents fees that are generally non-recurring in nature, was primarily attributable to structuring, amendment and consent fees received from 20 different portfolio companies and management fees from a non-controlled affiliated portfolio company. The decrease in dividend income during the year ended December 31, 2014 as compared to the year ended December 31, 2013 was primarily attributable to a large distribution from one of the Predecessor Operating Company's warrant investments in the prior year.

Operating Expenses

	Years Ended December 31,

(in thousands)	2015	2014	2013

Management fee	$25,858	$13,593	$14,905
Management fee allocated from Predecessor Operating Company	—	5,983	—
Less: management fee waiver	(5,219)	(686)	—

Total management fee	20,639	18,890	14,905
Incentive fee	20,591	12,070	16,502
Incentive fee allocated from Predecessor Operating Company	—	6,248	—

Total incentive fee	20,591	18,318	16,502
Capital gains incentive fee(1)	—	(8,573)	3,229
Capital gains incentive fee allocated from Predecessor Operating Company(1)	—	2,024	—

Total capital gains incentive fee(1)	—	(6,549)	3,229
Interest and other financing expenses	23,374	13,269	12,470
Interest and other financing expenses allocated from Predecessor Operating Company	—	4,764	—

Total interest and other financing expenses	23,374	18,033	12,470
Professional fees	3,214	2,390	2,349
Professional fees allocated from Predecessor Operating Company	—	1,238	—

Total professional fees	3,214	3,628	2,349
Administrative fees	2,450	1,470	3,429
Administrative expenses allocated from Predecessor Operating Company	—	761	—

Total administrative expenses	2,450	2,231	3,429
Other general and administrative expenses	1,665	1,138	1,584
Other general and administrative expenses allocated from Predecessor Operating Company	—	555	—

Total other general and administrative expenses	1,665	1,693	1,584

Total expenses	71,933	56,244	54,468

Less: expenses waived and reimbursed	(733)	(1,145)	(3,233)

Net expenses before income taxes	71,200	55,099	51,235
Income tax expense	160	436	—

Net expenses after income taxes	$71,360	$55,535	$51,235

(1)
Capital gains incentive fee accrual assumes a hypothetical liquidation basis.

          Our total net operating expenses increased by approximately $15.8 million for the year ended December 31, 2015 as compared to the year ended December 31, 2014. Our management fee increased by approximately $1.7 million, net of a management fee waiver, and incentive fees increased by approximately $2.3 million for the year ended December 31, 2015 as compared to the year ended December 31, 2014. The increase in management fee and incentive fee from the year ended December 31, 2014 to the year ended December 31, 2015 was attributable to larger invested balances, driven by the proceeds from the September 2015 primary offering of our common stock, our use of leverage from our revolving credit facilities, SBA-guaranteed debentures and the deployment of the June 2014 proceeds from the issuance of $115.0 million of convertible notes to originate new investments. No capital gains incentive fee was accrued for the year ended December 31, 2015.

          Interest and other financing expenses increased by approximately $5.3 million during the year ended December 31, 2015, primarily due to our issuance of $115.0 million of convertible notes, the closing of the NMFC Credit Facility (as defined below) during the second quarter of 2014 and the drawing on SBA-guaranteed debentures beginning in the fourth quarter of 2014. Our total professional fees, total administrative expenses and total other general and administrative expenses marginally decreased by approximately $0.2 million for the year ended December 31, 2015 as compared to the year ended December 31, 2014. Our expenses waived and reimbursed decreased by approximately $0.4 million for the year ended December 31, 2015 as compared to the year ended December 31, 2014 due to the expiration of the expense cap on March 31, 2014.

          Our total net operating expenses increased by approximately $4.3 million for the year ended December 31, 2014 as compared to the Predecessor Operating Company's year ended December 31, 2013. Our management fee increased by approximately $4.0 million, net of a management fee waiver, and incentive fees increased by approximately $1.8 million for the year ended December 31, 2014 as compared to the Predecessor Operating Company's year ended December 31, 2013. The increase in management fee and incentive fee from the Predecessor Operating Company's year ended December 31, 2013 to our year ended December 31, 2014 was attributable to larger invested balances, driven by the proceeds from the October 2013, April 2014 and October 2014 primary offerings of our common stock, the June 2014 offering of our convertible notes and our use of leverage from our revolving credit facilities to originate new investments. Our capital gains incentive fee accrual decreased by approximately $9.8 million for the year ended December 31, 2014 as compared to the Predecessor Operating Company's year ended December 31, 2013, which was attributable to lower net Adjusted Realized Capital Gains (Losses) and net Adjusted Unrealized Capital Depreciation of investments during the period due to lower marks on the broader portfolio. As of December 31, 2014, no actual capital gains incentive fee was owed under the Investment Management Agreement, as cumulative net Adjusted Realized Gains did not exceed cumulative Adjusted Unrealized Depreciation.

          Interest and other financing expenses increased by approximately $5.6 million during the year ended December 31, 2014, primarily due to the increase of average debt outstanding from $184.1 million to $244.6 million for the Holdings Credit Facility (as defined below) for the year ended December 31, 2013 compared to December 31, 2014. In addition, during the year ended December 31, 2014, we issued $115.0 million of convertible notes, closed the NMFC Credit Facility (as defined below) and began to draw on SBA-guaranteed debentures. Our total professional fees, total administrative expenses and total other general and administrative expenses marginally increased by approximately $0.2 million for the year ended December 31, 2014 as compared to the Predecessor Operating Company's year ended December 31, 2013. During the year ended December 31, 2014, we incurred $10.9 thousand in other expenses that were not subject to the expense cap pursuant to the administration agreement, as amended and restated (the "Administration Agreement"), with the Administrator, and further restricted by us. For the year ended December 31, 2014, approximately $1.4 million of indirect administrative expenses were included in administrative expenses, of which $0.8 million were waived by the Administrator. Our expenses waived and reimbursed decreased by approximately $2.1 million for the year ended December 31, 2014 as compared to the Predecessor Operating Company's year ended December 31, 2013 due to the expiration of the expense cap on March 31, 2014 and the decrease of waived indirect administrative expenses by the Administrator during the year ended December 31, 2014.

Net Realized Gains (Losses) and Net Change in Unrealized Appreciation (Depreciation)

	Years Ended December 31,

(in thousands)	2015	2014	2013

Net realized (losses) gains on investments	$(12,789)	$357	$7,253
Net realized gains on investments allocated from Predecessor Operating Company	—	8,568	—

Total realized (losses) gains on investments	(12,789)	8,925	7,253
Net change in unrealized (depreciation) appreciation of investments	(35,272)	(43,863)	7,994
Net change in unrealized appreciation (depreciation) of investments allocated from Predecessor Operating Company	—	940	—

Total change in unrealized (depreciation) appreciation of investments	(35,272)	(42,923)	7,994
Net change in unrealized (depreciation) appreciation of securities purchased under collateralized agreements to resell	(296)	—	—
Provision for taxes	(1,183)	(493)	—

Total net realized gains and net change in unrealized (depreciation) appreciation of investments	$(49,540)	$(34,491)	$15,247

          Our net realized and unrealized losses resulted in a net loss of approximately $49.5 million for the year ended December 31, 2015 compared to the net realized gain and unrealized losses resulting in a net loss of approximately $34.5 million for the same period in 2014. We look at net realized and unrealized gains or losses together as movement in unrealized appreciation or depreciation can be the result of realizations. The net loss for the year ended December 31, 2015 was primarily driven by the overall decrease in the market prices of our investments during the period and $29.7 million of realized losses on investments resulting from the modification of terms on three portfolio companies that were accounted for as extinguishments. These losses were partially offset by sales or repayments of investments with fair values in excess of December 31, 2014 valuations, resulting in net realized gains being greater than the reversal of the cumulative net unrealized gains for those investments which included the sale of two portfolio companies resulting in realized gains of approximately $14.2 million. The provision for income taxes was primarily attributable to three equity investments that are held as of December 31, 2015 in three of our corporate subsidiaries.

          The net realized and unrealized losses resulted in a net loss of approximately $34.5 million for the year ended December 31, 2014 compared to the Predecessor Operating Company's net realized and unrealized gains resulting in a net gain of approximately $15.2 million for the same period in 2013. We look at net realized and unrealized gains or losses together as movement in unrealized appreciation or depreciation can be the result of realizations. The net loss for the year ended December 31, 2014 was primarily driven by the overall decrease in the market prices of our investments during the period and the partial write-down related to two portfolio companies. These losses were partially offset by a $5.6 million gain from the sale of NMF Holdings' warrant investments in one portfolio company and sales or repayments of investments with fair values in excess of December 31, 2013 valuations resulting in net realized gains being greater than the reversal of the cumulative net unrealized gains for those investments. The provision for income taxes was attributable to one warrant investment that is held as of December 31, 2014 in one of our corporate subsidiaries.

          The net gain for the year ended December 31, 2013 was primarily driven by sales or repayment of investments with fair values in excess of December 31, 2012 valuations, resulting in net realized gains being greater than the reversal of the cumulative net unrealized gains for those investments. Additionally, during the year ended December 31, 2013, a distribution from a warrant investment resulted in a realized gain of approximately $1.1 million, the modification of terms on one debt investment that was accounted for as an extinguishment resulted in a realized gain of $1.7 million and the sale of the first lien position in ATI Acquisition Company resulted in a realized loss of $4.3 million

Liquidity and Capital Resources

          The primary use of existing funds and any funds raised in the future is expected to be for repayment of indebtedness, investments in portfolio companies, cash distributions to our stockholders or for other general corporate purposes.

          Since our IPO, and through June 30, 2016, we raised approximately $454.0 million in net proceeds from additional offerings of common stock and issued shares valued at approximately $288.4 million on behalf of AIV Holdings for exchanged units. We acquired from the Predecessor Operating Company units of the Predecessor Operating Company equal to the number of shares of our common stock sold in the additional offerings.

          Our liquidity is generated and generally available through advances from the revolving credit facilities, from cash flows from operations, and, we expect, through periodic follow-on equity offerings. In addition, we may from time to time enter into additional debt facilities, increase the size of existing facilities or issue additional debt securities, including unsecured debt and/or debt securities convertible into common stock. Any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, calculated pursuant to the 1940 Act, is at least 200.0% after such borrowing.

          At June 30, 2016 and December 31, 2015, we had cash and cash equivalents of approximately $34.5 million and $30.1 million, respectively. Our cash provided by operating activities during the six months ended June 30, 2016 and June 30, 2015 was approximately $72.6 million and $142.3 million, respectively. We expect that all current liquidity needs will be met with cash flows from operations and other activities.

Borrowings

          Holdings Credit Facility — On December 18, 2014 we entered into the Second Amended and Restated Loan and Security Agreement (the "Holdings Credit Facility"), among us, as the Collateral Manager, NMF Holdings as the Borrower, Wells Fargo Securities, LLC as the Administrative Agent and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian, which is structured as a revolving credit facility and matures on December 18, 2019.

          Immediately prior to amending the Holdings Credit Facility, NMF SLF merged with and into NMF Holdings. The Holdings Credit Facility effectively amended and restated the Predecessor

Holdings Credit Facility (as defined below), merged with the SLF Credit Facility (as defined below), and combined the amount of borrowings previously available.

          The maximum amount of revolving borrowings available under the Holdings Credit Facility is $495.0 million, which is the aggregate of the $280.0 million previously available under the Predecessor Holdings Credit Facility (as defined below) and the $215.0 million previously available under the SLF Credit Facility (as defined below). Under the Holdings Credit Facility, NMF Holdings is permitted to borrow up to 25.0%, 45.0% or 70.0% of the purchase price of pledged assets, subject to approval by Wells Fargo Securities, LLC. The Holdings Credit Facility is non-recourse to us and is collateralized by all of the investments of NMF Holdings on an investment by investment basis. All fees associated with the origination or upsizing of the Holdings Credit Facility are capitalized on our Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the Holdings Credit Facility. The Holdings Credit Facility contains certain customary affirmative and negative covenants and events of default. In addition, the Holdings Credit Facility requires us to maintain a minimum asset coverage ratio. The covenants are generally not tied to mark to market fluctuations in the prices of NMF Holdings investments, but rather to the performance of the underlying portfolio companies.

          Effective January 1, 2016, the Holdings Credit Facility bears interest at a rate of the LIBOR plus 1.75% per annum for Broadly Syndicated Loans (as defined in the Loan and Security Agreement) and LIBOR plus 2.50% per annum for all other investments. Previously, the Holdings Credit Facility bore interest at a rate of the LIBOR plus 2.00% per annum for Broadly Syndicated Loans (as defined in the Loan and Security Agreement) and LIBOR plus 2.75% per annum for all other investments. The Holdings Credit Facility also charges a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the Holdings Credit Facility for the three and six months ended June 30, 2016 and June 30, 2015.

	Three Months Ended		Six Months Ended

(in millions)	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015

Interest expense	$2.4	$2.5	$5.0	$5.4
Non-usage fee	$0.2	$0.1	$0.3	$0.2
Amortization of financing costs	$0.4	$0.4	$0.8	$0.8
Weighted average interest rate	2.7%	2.6%	2.7%	2.6%
Effective interest rate	3.4%	3.2%	3.3%	3.1%
Average debt outstanding	$348.0	$374.2	$371.4	$411.6

          As of June 30, 2016 and December 31, 2015, the outstanding balance on the Holdings Credit Facility was $348.0 million and $419.3 million, respectively, and NMF Holdings was in compliance with the applicable covenants in the Holdings Credit Facility on such dates.

          Prior to December 18, 2014, the Loan and Security Agreement, as amended and restated, dated May 19, 2011 (the "Predecessor Holdings Credit Facility") among NMF Holdings as the Borrower and Collateral Administrator, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, was structured as a revolving credit facility and would mature on October 27, 2016.

          The maximum amount of revolving borrowings available under the Predecessor Holdings Credit Facility was $280.0 million. Until December 18, 2014, NMF Holdings was permitted to borrow up to 45.0% or 25.0% of the purchase price of pledged first lien or non-first lien debt securities, and up to 70.0% and 45.0% of the purchase price of specified first lien debt securities and specified non-first lien debt securities, respectively, subject to approval by Wells Fargo Bank, National Association. The Predecessor Holdings Credit Facility was amended and restated on May 6, 2014 and as a result, it was non-recourse to us and was collateralized by all of the investments of NMF Holdings on an investment by investment basis. All fees associated with the origination or upsizing of the Predecessor Holdings Credit Facility were capitalized on our Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the Predecessor Holdings Credit Facility. The Predecessor Holdings Credit Facility contained certain customary affirmative and negative covenants and events of default, including the occurrence of a change in control. In addition, the Predecessor Holdings Credit Facility required us to maintain a minimum asset coverage ratio. However, the covenants were generally not tied to mark to market fluctuations in the prices of NMF Holdings' investments, but rather to the performance of the underlying portfolio companies.

          The Predecessor Holdings Credit Facility bore interest at a rate of the LIBOR plus 2.75% per annum and charged a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

          NMF SLF's Loan and Security Agreement, as amended and restated, dated October 27, 2010 (the "SLF Credit Facility") among NMF SLF as the Borrower, NMF Holdings as the Collateral Administrator, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, was structured as a revolving credit facility and was set to mature on October 27, 2016. The maximum amount of revolving borrowings available under the SLF Credit Facility was $215.0 million. The SLF Credit Facility was non-recourse to us and secured by all assets of NMF SLF on an investment by investment basis. All fees associated with the origination or upsizing of the SLF Credit Facility were capitalized on our Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the SLF Credit Facility. The SLF Credit Facility contained certain customary affirmative and negative covenants and events of default, including the occurrence of a change in control. The covenants were generally not tied to mark to market fluctuations in the prices of the NMF SLF's investments, but rather to the performance of the underlying portfolio companies. NMF SLF was not restricted from the purchase or sale of loans with an affiliate. Therefore, specified first lien loans could be moved as collateral between the Holdings Credit Facility and the SLF Credit Facility. The SLF Credit Facility merged with the Holdings Credit Facility on December 18, 2014.

          Until December 18, 2014, the SLF Credit Facility permitted borrowings of up to 70.0% of the purchase price of pledged first lien debt securities and up to 25.0% of the purchase price of specified second lien loans, of which, up to 25.0% of the aggregate outstanding loan balance of all pledged debt securities in the SLF Credit Facility was allowed to be derived from second lien loans, subject to approval by Wells Fargo Bank, National Association.

          The SLF Credit Facility bore interest at a rate of LIBOR plus 2.00% per annum for first lien loans and LIBOR plus 2.75% per annum for second lien loans, respectively, as amended on March 11, 2013. A non-usage fee was paid, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

          NMFC Credit Facility — The Senior Secured Revolving Credit Agreement, as amended, dated June 4, 2014 (together with the related guarantee and security agreement, the "NMFC Credit Facility"), among us as the Borrower, Goldman Sachs Bank USA as the Administrative Agent and Collateral Agent, and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust as Lenders, is structured as a senior secured revolving credit facility and matures on June 4, 2019. The NMFC Credit Facility is guaranteed by certain of our domestic subsidiaries and proceeds from the NMFC Credit Facility may be used for general corporate purposes, including the funding of portfolio investments.

          As of June 30, 2016, the maximum amount of revolving borrowings available under the NMFC Credit Facility was $122.5 million. We are permitted to borrow at various advance rates depending on the type of portfolio investment as outlined in the Senior Secured Revolving Credit Agreement. All fees associated with the origination of the NMFC Credit Facility are capitalized on our Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the NMFC Credit Facility. The NMFC Credit Facility contains certain customary affirmative and negative covenants and events of default, including certain financial covenants related to asset coverage and liquidity and other maintenance covenants.

          The NMFC Credit Facility generally bears interest at a rate of LIBOR plus 2.50% per annum or the prime rate plus 1.50% per annum, and charges a commitment fee, based on the unused facility amount multiplied by 0.375% per annum (as defined in the Senior Secured Revolving Credit Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the NMFC Credit Facility for the three and six months ended June 30, 2016 and June 30, 2015.

	Three Months Ended		Six Months Ended

(in millions)	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015

Interest expense	$0.5	$0.5	$1.2	$0.7
Non-usage fee	$— (1)	$— (1)	$— (1)	$0.1
Amortization of financing costs	$0.1	$0.1	$0.2	$0.2
Weighted average interest rate	2.9%	2.7%	2.9%	2.7%
Effective interest rate	3.7%	3.5%	3.5%	3.7%
Average debt outstanding	$72.7	$67.1	$82.8	$49.5

(1)
For the three months ended June 30, 2016 and June 30, 2015 and the six months ended June 30, 2016, the total non-usage fee was less than $50 thousand.

          As of June 30, 2016 and December 31, 2015, the outstanding balance on the NMFC Credit Facility was $87.0 million and $90.0 million, respectively, and NMFC was in compliance with the applicable covenants in the NMFC Credit Facility on such dates.

          Convertible Notes — On June 3, 2014, we closed a private offering of $115.0 million aggregate principal amount of unsecured convertible notes (the "Convertible Notes"), pursuant to an indenture, dated June 3, 2014 (the "Indenture"). The Convertible Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act. As of the first anniversary, June 3, 2015, of the Convertible Notes, the restrictions under Rule 144A under the Securities Act were removed, allowing the Convertible Notes to be eligible and freely tradeable without restrictions for resale pursuant to Rule 144(b)(1) under the Securities Act. The Convertible Notes bear interest at an annual rate of 5.0%, payable semi-annually in arrears on June 15 and December 15 of each year, which commenced on December 15, 2014. The Convertible Notes will mature on June 15, 2019 unless earlier converted or repurchased at the holder's option.

          The following table summarizes certain key terms related to the convertible features of our Convertible Notes as of June 30, 2016.

June 30, 2016

Initial conversion premium	12.5%
Initial conversion rate(1)	62.7746
Initial conversion price	$15.93
Conversion premium at June 30, 2016	11.7%
Conversion rate at June 30, 2016(1)(2)	63.2794
Conversion price at June 30, 2016(2)(3)	$15.80
Last conversion price calculation date	June 3, 2016

(1)
Conversion rates denominated in shares of common stock per $1.0 thousand principal amount of the Convertible Notes converted.

(2)
Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)
The conversion price in effect at June 30, 2016 was calculated on the last anniversary of the issuance and will be calculated again on the next anniversary, unless the exercise price shall have changed by more than 1.0% before the anniversary.

          The conversion rate will be subject to adjustment upon certain events, such as stock splits and combinations, mergers, spin-offs, increases in dividends in excess of $0.34 per share per quarter and certain changes in control. Certain of these adjustments, including adjustments for increases in dividends, are subject to a conversion price floor of $14.05 per share. In no event will the total number of shares of common stock issuable upon conversion exceed 71.1893 per $1.0 thousand principal amount of the Convertible Notes (subject to adjustment upon certain events). We have determined that the embedded conversion option in the Convertible Notes is not required to be separately accounted for as a derivative under GAAP.

          The Convertible Notes are unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries and financing vehicles. The issuance is considered part of the if-converted method for calculation of diluted earnings per share.

          We may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. In addition, if certain corporate events, holders of the Convertible Notes may require us to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100.0% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the repurchase date.

          The Indenture contains certain covenants, including covenants requiring us to provide financial information to the holders of the Convertible Notes and the Trustee if we cease to be subject to the reporting requirements of the Exchange Act. These covenants are subject to limitations and exceptions that are described in the Indenture.

          The following table summarizes the interest expense and amortization of financing costs incurred on the Convertible Notes for the three and six months ended June 30, 2016 and June 30, 2015.

	Three Months Ended		Six Months Ended

(in millions)	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015

Interest expense	$1.5	$1.5	$2.9	$2.9
Amortization of financing costs	$0.2	$0.2	$0.4	$0.4
Effective interest rate	5.7%	5.7%	5.7%	5.7%

          As of June 30, 2016 and December 31, 2015, the outstanding balance on the Convertible Notes was $115.0 million and $115.0 million, respectively, and NMFC was in compliance with the terms of the Indenture.

          Unsecured Notes — On May 6, 2016, we issued $50.0 million in aggregate principal amount of five-year unsecured notes that mature on May 15, 2021 (the "Unsecured Notes"), pursuant to a note purchase agreement, dated May 4, 2016 (the "NPA"), to an institutional investor in a private placement. The Unsecured Notes are equal in priority with our other unsecured indebtedness, including our Convertible Notes. The Unsecured Notes bear interest at an annual rate of 5.313%, payable semi-annually on May 15 and November 15 of each year, starting on November 15, 2016. This interest rate is subject to increase in the event that: (i) subject to certain exceptions, the Unsecured Notes or the Company cease to have an investment grade rating or (ii) the aggregate amount of our unsecured debt falls below $150.0 million. In each such event, we have the option to offer to prepay the Unsecured Notes at par, in which case holders of the Unsecured Notes who accept the offer would not receive the increased interest rate. In addition, we are obligated to offer to prepay the Unsecured Notes at par if the Investment Adviser, or an affiliate thereof, ceases to be our investment adviser or if certain change in control events occur with respect to the Investment Adviser.

          The NPA contains customary terms and conditions for unsecured notes issued in a private placement, including, without limitation, an option to offer to prepay all or a portion of the Unsecured Notes at par (plus a make-whole amount, if applicable), affirmative and negative covenants such as information reporting, maintenance of our status as a BDC under the 1940 Act and a RIC under the Internal Revenue Code, minimum stockholders' equity, minimum asset coverage ratio, and prohibitions on certain fundamental changes or any subsidiary guarantor, as well as customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default under our other indebtedness or certain significant subsidiaries, certain judgments and orders, and certain events of bankruptcy. As of June 30, 2016, the outstanding balance on the Unsecured Notes was $50.0 million and we were in compliance with the terms of the NPA.

          Interest expense incurred on the Unsecured Notes for the three and six months ended June 30, 2016 was $0.4 million and $0.4 million, respectively. Amortization of financing costs incurred on the Unsecured Notes for the three and six months ended June 30, 2016 was less than $50 thousand, respectively. The effective interest rate for the three and six months ended June 30, 2016 was 5.8% and 5.8%, respectively.

          SBA-guaranteed debentures — On August 1, 2014, SBIC LP received an SBIC license from the SBA.

          The SBIC license allows SBIC LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse to us, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with ten year maturities. The SBA, as a creditor, will have a superior claim to the assets of SBIC LP over our stockholders in the event SBIC LP is liquidated or the SBA exercises remedies upon an event of default.

          The maximum amount of borrowings available under current SBA regulations is $150.0 million as long as the licensee has at least $75.0 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing.

          As of June 30, 2016 and December 31, 2015, SBIC LP had regulatory capital of $72.4 million and $72.4 million, respectively, and SBA-guaranteed debentures outstanding of $121.7 million and $117.7 million, respectively. The SBA-guaranteed debentures incur upfront fees of 3.425%, which consists of a 1.00% commitment fee and a 2.425% issuance discount, which are amortized over the life of the SBA-guaranteed debentures. The following table summarizes our fixed-rate SBA-guaranteed debentures as of June 30, 2016.

(in millions)		Debenture		SBA Annual
Issuance Date	Maturity Date	Amount	Interest Rate	Charge

Fixed SBA-guaranteed debentures:
March 25, 2015	March 1, 2025	$37.5	2.517%	0.355%
September 23, 2015	September 1, 2025	37.5	2.829%	0.355%
September 23, 2015	September 1, 2025	28.8	2.829%	0.742%
March 23, 2016	March 1, 2026	13.9	2.507%	0.742%
Interim SBA-guaranteed debentures:
	September 1, 2026(1)	1.0	0.950%	0.742%
	September 1, 2026(1)	3.0	0.907%	0.742%

Total SBA-guaranteed debentures		$121.7

(1)
Estimated maturity date as interim SBA-guaranteed debentures are expected to pool in September 2016.

          Prior to pooling, the SBA-guaranteed debentures bear interest at an interim floating rate of LIBOR plus 0.30%. Once pooled, which occurs in March and September each year, the SBA-guaranteed debentures bear interest at a fixed rate that is set to the current 10-year treasury rate plus a spread at each pooling date.

          The following table summarizes the interest expense and amortization of financing costs incurred on the SBA-guaranteed debentures for the three and six months ended June 30, 2016 and June 30, 2015.

	Three Months Ended		Six Months Ended

(in millions)	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015

Interest expense	$0.9	$0.3	$1.8	$0.4
Amortization of financing costs	$0.1	$— (1)	$0.2	$0.1
Weighted average interest rate	3.2%	2.5%	3.1%	1.9%
Effective interest rate	3.5%	2.8%	3.4%	2.2%
Average debt outstanding	$118.0	$47.1	$117.9	$42.3

(1)
For the three months ended June 30, 2015, the total amortization of financing costs was less than $50 thousand.

          The SBIC program is designed to stimulate the flow of private investor capital into eligible small businesses, as defined by the SBA. Under SBA regulations, SBIC LP is subject to regulatory requirements, including making investments in SBA-eligible businesses, investing at least 25.0% of its investment capital in eligible smaller businesses, as defined under the 1958 Act, placing certain limitations on the financing terms of investments, regulating the types of financing, prohibiting investments in small businesses with certain characteristics or in certain industries and requiring capitalization thresholds that limit distributions to us. SBIC LP is subject to an annual periodic examination by an SBA examiner to determine SBIC LP's compliance with the relevant SBA regulations and an annual financial audit of its financial statements that are prepared on a basis of accounting other than GAAP (such as ASC 820) by an independent auditor. As of June 30, 2016 and December 31, 2015, SBIC LP was in compliance with SBA regulatory requirements.

Off-Balance Sheet Arrangements

          We may become a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. As of June 30, 2016 and December 31, 2015, we had outstanding commitments to third parties to fund investments totaling $13.8 million and $26.3 million, respectively, under various undrawn revolving credit facilities, delayed draw commitments or other future funding commitments.

          We may from time to time enter into financing commitment letters or bridge financing commitments, which could require funding in the future. As of June 30, 2016 and December 31, 2015, we had commitment letters to purchase debt investments in an aggregate par amount of $25.0 million and $0, respectively. As of June 30, 2016 and December 31, 2015, we had not entered into any bridge financing commitments which could require funding in the future.

          As of June 30, 2016 and December 31, 2015, we had unfunded commitments related to our equity investment in SLP II of $51.6 million and $0, respectively, which may be funded at our discretion.

Contractual Obligations

          A summary of our significant contractual payment obligations as of June 30, 2016 is as follows:

	Contractual Obligations Payments Due by Period (in millions)

	Total	Less than 1 Year	1 - 3 Years	3 - 5 Years	More than 5 Years

Holdings Credit Facility(1)	$348.0	$—	$—	$348.0	$—
SBA-guaranteed debentures(2)	121.7	—	—	—	121.7
Convertible Notes(3)	115.0	—	—	115.0	—
NMFC Credit Facility(4)	87.0	—	—	87.0	—
Unsecured Notes(5)	50.0	—	—	50.0	—

Total Contractual Obligations	$721.7	$—	$—	$600.0	$121.7

(1)
Under the terms of the $495.0 million Holdings Credit Facility, all outstanding borrowings under that facility ($348.0 million as of June 30, 2016) must be repaid on or before December 18, 2019. As of June 30, 2016, there was approximately $147.0 million of possible capacity remaining under the Holdings Credit Facility.

(2)
Our SBA-guaranteed debentures will begin to mature on March 1, 2025.

(3)
The $115.0 million Convertible Notes will mature on June 15, 2019 unless earlier converted or repurchased at the holder's option.

(4)
Under the terms of the $122.5 million NMFC Credit Facility, all outstanding borrowings under that facility ($87.0 million as of June 30, 2016) must be repaid on or before June 4, 2019. As of June 30, 2016, there was approximately $35.5 million of possible capacity remaining under the NMFC Credit Facility.

(5)
The $50.0 million Unsecured Notes will mature on May 15, 2021 unless earlier repurchased.

          We have entered into the Investment Management Agreement with the Investment Adviser in accordance with the 1940 Act. Under the Investment Management Agreement, the Investment Adviser has agreed to provide us with investment advisory and management services. We have agreed to pay for these services (1) a management fee and (2) an incentive fee based on our performance.

          We have also entered into an Administration Agreement with the Administrator. Under the Administration Agreement, the Administrator has agreed to arrange office space for us and provide office equipment and clerical, bookkeeping and record keeping services and other administrative services necessary to conduct our respective day-to-day operations. The Administrator has also agreed to perform, or oversee the performance of, our financial records, our reports to stockholders and reports filed with the SEC.

          If any of the contractual obligations discussed above are terminated, our costs under any new agreements that are entered into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under the Investment Management Agreement and the Administration Agreement.

Distributions and Dividends

          Distributions declared and paid to stockholders for the six months ended June 30, 2016 totaled $43.4 million.

          The following table reflects cash distributions, including dividends and returns of capital, if any, per share that have been declared by our board of directors for the six months ended June 30, 2016 and the years ended December 31, 2015 and December 31, 2014:

Fiscal Year Ended	Date Declared	Record Date	Payment Date	Per Share Amount

December 31, 2016
Second Quarter	May 3, 2016	June 16, 2016	June 30, 2016	$0.34
First Quarter	February 22, 2016	March 17, 2016	March 31, 2016	0.34

				$0.68

December 31, 2015
Fourth Quarter	November 3, 2015	December 16, 2015	December 30, 2015	$0.34
Third Quarter	August 4, 2015	September 16, 2015	September 30, 2015	0.34
Second Quarter	May 5, 2015	June 16, 2015	June 30, 2015	0.34
First Quarter	February 23, 2015	March 17, 2015	March 31, 2015	0.34

				$1.36

December 31, 2014
Fourth Quarter	November 4, 2014	December 16, 2014	December 30, 2014	$0.34
Third Quarter	August 5, 2014	September 16, 2014	September 30, 2014	0.34
Third Quarter	July 30, 2014	August 20, 2014	September 3, 2014	0.12	(1)
Second Quarter	May 6, 2014	June 16, 2014	June 30, 2014	0.34
First Quarter	March 4, 2014	March 17, 2014	March 31, 2014	0.34

				$1.48

(1)
Special dividend related to estimated realized capital gains attributable to the Predecessor Operating Company's warrant investments in Learning Care Group (US), Inc.

          Tax characteristics of all dividends paid are reported to stockholders on Form 1099 after the end of the calendar year. Future quarterly dividends, if any, will be determined by our board of directors.

          We intend to pay quarterly distributions to our stockholders in amounts sufficient to maintain our status as a RIC. We intend to distribute approximately all of our Adjusted Net Investment Income on a quarterly basis and substantially all of our taxable income on an annual basis, except that we may retain certain net capital gains for reinvestment.

          We maintain an "opt out" dividend reinvestment plan on behalf of our common stockholders, pursuant to which each of our stockholders' cash distributions will be automatically reinvested in additional shares of common stock, unless the stockholder elects to receive cash.

Related Parties

          We have entered into a number of business relationships with affiliated or related parties, including the following:

  •
  We have entered into the Investment Management Agreement with the Investment Adviser, a wholly-owned subsidiary of New Mountain Capital. Therefore, New Mountain Capital is entitled to any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement.

  •
  We have entered into an Administration Agreement with the Administrator, a wholly-owned subsidiary of New Mountain Capital. The Administrator arranges our office space and provides office equipment and administrative services necessary to conduct our respective day-to-day operations pursuant to the Administration Agreement. We reimburse the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to us under the Administration Agreement, which includes the fees and expenses associated with performing administrative, finance, and compliance functions, and the compensation of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. Pursuant to the Administration Agreement and further restricted by us, the Administrator may, in its own discretion, submit to us for reimbursement some or all of the expenses that the Administrator has incurred on our behalf during any quarterly period. As a result, the amount of expenses for which we will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to us for reimbursement in the future. However, it is expected that the Administrator will continue to support part of our expense burden in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived. For the three and six months ended June 30, 2016 approximately $0.4 million and $0.9 million, respectively of indirect administrative expenses were included in administrative expenses, of which $0 and $0.3 million, respectively of indirect administrative expenses were waived by the Administrator. As of June 30, 2016, approximately $0.3 million of indirect administrative expenses were included in payable to affiliates as the expenses were payable to the Administrator.

  •
  We, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant us, the Investment Adviser and the Administrator, a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance".

          In addition, we have adopted a formal code of ethics that governs the conduct of our respective officers and directors. These officers and directors also remain subject to the duties imposed by the 1940 Act, the Delaware General Corporation Law and the Delaware Limited Liability Company Act.

          The Investment Adviser and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with our investment mandates. The Investment Adviser and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Adviser's allocation procedures.

          Concurrently with the IPO, we sold an additional 2,172,000 shares of our common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in the Concurrent Private Placement.

 Quantitative and Qualitative Disclosures About Market Risk

          We are subject to certain financial market risks, such as interest rate fluctuations. During the six months ended June 30, 2016, certain of the loans held in our portfolio have floating interest rates. As of June 30, 2016, approximately 87.2% of investments at fair value (excluding investments on non-accrual, unfunded debt investments and non-interest bearing equity investments) represent floating-rate investments with a LIBOR floor (includes investments bearing prime interest rate contracts) and approximately 12.8% of investments at fair value represent fixed-rate investments. Additionally, our senior secured revolving credit facilities are also subject to floating interest rates and are currently paid based on one-month floating LIBOR rates.

          The following table estimates the potential changes in net cash flow generated from interest income and expenses, should interest rates increase by 100, 200 or 300 basis points, or decrease by 25 basis points. Interest income is calculated as revenue from interest generated from our portfolio of investments held on June 30, 2016. Interest expense is calculated based on the terms of our outstanding revolving credit facilities and convertible notes. For our floating rate credit facilities, we use the outstanding balance as of June 30, 2016. Interest expense on our floating rate credit facilities are calculated using the interest rate as of June 30, 2016, adjusted for the hypothetical changes in rates, as shown below. The base interest rate case assumes the rates on our portfolio investments remain unchanged from the actual effective interest rates as of June 30, 2016. These hypothetical calculations are based on a model of the investments in our portfolio, held as of June 30, 2016, and are only adjusted for assumed changes in the underlying base interest rates.

          Actual results could differ significantly from those estimated in the table.

Change in Interest Rates	Estimated Percentage Change in Interest Income Net of Interest Expense (unaudited)

–25 Basis Points	0.96	%(1)
Base Interest Rate	—%
+100 Basis Points	2.14%
+200 Basis Points	9.24%
+300 Basis Points	16.64%

(1)
Limited to the lesser of the June 30, 2016 LIBOR rates or a decrease of 25 basis points.

          We were not exposed to any foreign currency exchange risks as of June 30, 2016.

SENIOR SECURITIES

          Information about our senior securities as of June 30, 2016, December 31, 2015 and December 31, 2014 and information about NMF Holdings' senior securities as of December 31, 2013, 2012, 2011, 2010 and 2009 are shown in the following table. The report of Deloitte & Touche LLP, an independent registered public accounting firm, on the senior securities table as of December 31, 2015, 2014, 2013, 2012, 2011, 2010 and 2009 is attached, or incorporated by reference, as an exhibit to the registration statement of which this prospectus is a part.

Class and Year(1)	Total Amount Outstanding Exclusive of Treasury Securities(2) (in millions)	Asset Coverage Per Unit(3)	Involuntary Liquidating Preference Per Unit(4)	Average Market Value Per Unit(5)

June 30, 2016 (unaudited)
Holdings Credit Facility	$348.0	$2,406	$—	N/A
Convertible Notes	115.0	2,406	—	N/A
NMFC Credit Facility	87.0	2,406	—	N/A
Unsecured Notes	50.0	2,406	—	N/A
December 31, 2015
Holdings Credit Facility	419.3	2,341	—	N/A
Convertible Notes	115.0	2,341	—	N/A
NMFC Credit Facility	90.0	2,341	—	N/A
December 31, 2014
Holdings Credit Facility	468.1	2,267	—	N/A
Convertible Notes	115.0	2,267	—	N/A
NMFC Credit Facility	50.0	2,267	—	N/A
December 31, 2013
Holdings Credit Facility	221.8	2,577	—	N/A
SLF Credit Facility	214.7	2,577	—	N/A
December 31, 2012
Holdings Credit Facility	206.9	2,353	—	N/A
SLF Credit Facility	214.3	2,353	—	N/A
December 31, 2011
Holdings Credit Facility	129.0	2,426	—	N/A
SLF Credit Facility	165.9	2,426	—	N/A
December 31, 2010(6)
Holdings Credit Facility	59.7	3,074	—	N/A
SLF Credit Facility	56.9	3,074	—	N/A
December 31, 2009(6)
Holdings Credit Facility	77.7	4,080	—	N/A

(1)
We have excluded our SBA-guaranteed debentures from this table as a result of the SEC exemptive relief that permits us to exclude such debentures from the definition of senior securities in the 200.0% asset coverage ratio we are required to maintain under the 1940 Act. At June 30, 2016, December 31, 2015 and December 31, 2014, we had $121.7 million, 117.7 million and $37.5 million, respectively, in SBA-guaranteed debentures outstanding. At December 31, 2013, 2012, 2011, 2010 and 2009, we had no outstanding SBA-guaranteed debentures. Total asset coverage per unit including the SBA-guaranteed debentures as of June 30, 2016, December 31, 2015 and December 31, 2014 is $2,168, $2,128 and $2,196, respectively, and unchanged for the prior years.

(2)
Total amount of each class of senior securities outstanding at the end of the period presented.

(3)
Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(4)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The "—" in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(5)
Not applicable because the senior securities are not registered for public trading.

(6)
Prior to NMFC's IPO on May 19, 2011, these credit facilities existed at the Predecessor Entities.

 BUSINESS

The Company

New Mountain Finance Corporation

          We are a Delaware corporation that was originally incorporated on June 29, 2010. We are a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, we are obligated to comply with certain regulatory requirements. We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. NMFC is also registered as an investment adviser under the Advisers Act.

          On May 19, 2011, we priced our IPO of 7,272,727 shares of common stock at a public offering price of $13.75 per share. Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, we sold an additional 2,172,000 shares of our common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in the Concurrent Private Placement. Additionally, 1,252,964 shares were issued to the partners of New Mountain Guardian Partners, L.P. at that time for their ownership interest in the Predecessor Entities. In connection with our IPO and through a series of transactions, NMF Holdings acquired all of the operations of the Predecessor Entities, including all of the assets and liabilities related to such operations.

New Mountain Finance Holdings, L.L.C.

          NMF Holdings is a Delaware limited liability company. Until May 8, 2014, NMF Holdings was externally managed and was regulated as a BDC under the 1940 Act. As such, NMF Holdings was obligated to comply with certain regulatory requirements. NMF Holdings was treated as a partnership for U.S. federal income tax purposes for so long as it had at least two members. With the completion of the underwritten secondary offering on February 3, 2014, NMF Holdings' existence as a partnership for U.S. federal income tax purposes terminated and NMF Holdings became an entity that is disregarded as a separate entity from its owner for U.S. federal tax purposes. See "Material Federal Income Tax Considerations." For additional information on our organizational structure prior to May 8, 2014, see "Description of Restructuring."

          Until May 8, 2014, NMF Holdings was externally managed by the Investment Adviser. As of May 8, 2014, the Investment Adviser serves as the external investment adviser to NMFC. The Administrator provides the administrative services necessary for operations. The Investment Adviser and Administrator are wholly-owned subsidiaries of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market and with assets under management totaling more than $15.0 billion(1), which includes total assets held by us. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity and credit investment vehicles. NMF Holdings, formerly known as New Mountain Guardian (Leveraged), L.L.C., was originally formed as a subsidiary of Guardian AIV by New Mountain Capital in October 2008. Guardian AIV was formed through an allocation of approximately $300.0 million of the $5.1 billion of commitments supporting New Mountain Partners III, L.P., a private equity fund managed by New Mountain Capital. In February 2009, New Mountain Capital formed a co-investment vehicle, New Mountain Guardian Partners, L.P., comprising $20.4 million of commitments.

          Prior to December 18, 2014, NMF SLF was a Delaware limited liability company. NMF SLF was a wholly-owned subsidiary of NMF Holdings and thus our wholly-owned indirect subsidiary. NMF

(1)
Includes amounts committed, not all of which have been drawn down and invested to-date, as of June 30, 2016, as well as amounts called and returned since inception

SLF was bankruptcy-remote and non-recourse to NMFC. As part of an amendment to our existing credit facilities with Wells Fargo Bank, National Association, NMF SLF merged with and into NMF Holdings on December 18, 2014. See "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources" for additional information on our credit facilities.

Current Organization

          Our wholly-owned subsidiaries, NMF Ancora, NMF QID and NMF YP, are structured as Delaware entities that serve as tax blocker corporations which hold equity or equity-like investments in portfolio companies organized as limited liability companies (or other forms of pass-through entities). We consolidate our tax blocker corporations for accounting purposes. The tax blocker corporations are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of the portfolio companies. Additionally, we have a wholly-owned subsidiary, NMF Servicing that serves as the administrative agent on certain investment transactions. SBIC LP, and its general partner, SBIC GP, were organized in Delaware as a limited partnership and limited liability company, respectively. SBIC LP and SBIC GP are our consolidated wholly-owned direct and indirect subsidiaries. SBIC LP received a license from the SBA to operate as a SBIC under Section 301(c) of the 1958 Act.

          The diagram below depicts our organizational structure as of October 4, 2016.

*
Includes partners of New Mountain Guardian Partners, L.P.

**
NMFC is the sole limited partner of SBIC LP. NMFC, directly or indirectly through SBIC GP, wholly-owns SBIC LP. NMFC owns 100.0% of SBIC GP which owns 1.0% of SBIC LP. NMFC owns 99.0% of SBIC LP.

          Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, our investments may also include equity interests. The primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to us, SBIC LP's investment objective is to generate current income and capital appreciation under our investment criteria. However, SBIC LP's investments must be in SBA eligible companies. Our portfolio may be concentrated in a limited number of industries. As of June 30, 2016, our top five industry concentrations were business services, software, education, federal services and distribution & logistics.

          The investments that we invest in are almost entirely rated below investment grade or may be unrated, which are often referred to as "leveraged loans", "high yield" or "junk" debt investments, and may be considered "high risk" or speculative compared to debt investments that are rated investment grade. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such risk of default could reduce our net asset value and income distributions. Our investments are also primarily floating rate debt investments that contain interest reset provisions that may make it more difficult for borrowers to make debt repayments to us if interest rates rise. In addition, some of our debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. Our debt investments may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these securities. This illiquidity may make it more difficult to value our investments.

          As of June 30, 2016, our net asset value was $843.3 million and our portfolio had a fair value of approximately $1,498.1 million in 72 portfolio companies, with a weighted average Yield to Maturity at Cost of approximately 10.3%.

          NMF Holdings is a party to the Holdings Credit Facility pursuant to a secured credit agreement with Wells Fargo Bank, National Association. As of June 30, 2016, the Holdings Credit Facility, which matures on December 18, 2019, provides for potential borrowings up to $495.0 million. Unlike many credit facilities for BDCs the amount available under the Holdings Credit Facility is generally not subject to reduction as a result of mark to market fluctuations in its portfolio investments. As of June 30, 2016, we were permitted to borrow up to 45.0% or 25.0% of the purchase price of pledged first lien or non-first lien debt securities, and up to 70.0% and 45.0% of the purchase price of specified first lien debt securities and specified non-first lien debt securities, respectively, subject to approval by Wells Fargo Bank, National Association. The Holdings Credit Facility bears interest at a rate of the LIBOR plus 1.75% per annum for Broadly Syndicated Loans (as defined in the Loan and Security Agreement) and LIBOR plus 2.50% per annum for all other investments. The Holdings Credit Facility also charges a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement). As of June 30, 2016, $348.0 million was outstanding under the Holdings Credit Facility.

          The NMFC Credit Facility among NMFC as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and Collateral Agent, and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust as Lenders, is structured as a senior secured revolving credit facility and matures on June 4, 2019. As of June 30, 2016, the maximum amount of revolving borrowings available under the NMFC Credit Facility was $122.5 million. NMFC is permitted to borrow at various advance rates depending on the type of portfolio investment as outlined in the Senior Secured Revolving Credit Agreement. The NMFC Credit Facility contains certain customary affirmative and negative covenants and events of default, including certain financial covenants related to asset coverage and liquidity and other maintenance covenants. The NMFC Credit Facility generally bears interest at a rate of LIBOR plus 2.50% per annum or the prime rate plus 1.50% per annum, and charges a commitment fee, based on the unused facility amount multiplied by 0.375% (as defined in the Senior Secured Revolving Credit Agreement). As of June 30, 2016, $87.0 million was outstanding under the NMFC Credit Facility.

          On June 3, 2014, NMFC closed a private offering of $115.0 million aggregate principal amount Convertible Notes, pursuant to an indenture, dated June 3, 2014. The Convertible Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the

Securities Act. The Convertible Notes bear interest at an annual rate of 5.0%, payable semi-annually in arrears on June 15 and December 15 of each year, which commenced on December 15, 2014. The Convertible Notes will mature on June 15, 2019 unless earlier converted or repurchased at the holder's option.

          On August 1, 2014, SBIC LP received an SBIC license from the SBA. The SBIC license allows SBIC LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with ten year maturities. The SBA, as a creditor, will have a superior claim to the assets of SBIC LP over our stockholders in the event SBIC LP is liquidated or the SBA exercises remedies upon an event of default. As of June 30, 2016, the rate payable for SBIC LP's SBA-guaranteed debentures was 3.1%. As of June 30, 2016, SBIC LP had $121.7 million of SBA-guaranteed debentures outstanding.

          On May 6, 2016, NMFC issued $50.0 million in aggregate principal amount of five-year Unsecured Notes, pursuant to a note purchase agreement, dated May 4, 2016, to an institutional investor in a private placement. The Unsecured Notes are equal in priority with our other unsecured indebtedness, including our Convertible Notes. The Unsecured Notes bear interest at an annual rate of 5.313%, payable semi-annually on May 15 and November 15 of each year, starting on November 15, 2016. The Unsecured Notes will mature on May 15, 2021.

          For a detailed discussion of the Holdings Credit Facility, the NMFC Credit Facility, the Convertible Notes, the SBA-guaranteed debentures and the Unsecured Notes, see "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources".

          We expect to continue to finance our investments using both debt and equity, including proceeds from equity and debt securities issued by NMFC.

Recent Developments

Appointment of President

          John R. Kline was promoted to be our President on July 19, 2016 in addition to maintaining his role as our Chief Operating Officer. Robert A. Hamwee, who previously held the title of President and CEO, will continue in his capacity as our CEO.

Distribution

          On August 2, 2016, our board of directors declared a third quarter 2016 distribution of $0.34 per share, which was paid on September 30, 2016 to holders of record as of September 16, 2016.

New Mountain Net Lease Corporation

          New Mountain Net Lease Corporation ("NMNLC") was formed as a Maryland corporation on April 18, 2016 and commenced operations on August 12, 2016. NMNLC was formed to acquire commercial real properties that are subject to "triple net" leases and to qualify as a real estate investment trust (a "REIT") within the meaning of Section 856(a) of the Code. We have determined that NMNLC is not an investment company under Accounting Standards Codification Topic 946, Financial Services — Investment Companies and in accordance with such guidance we will generally not consolidate our investment in a company other than a wholly-owned investment company subsidiary. Accordingly, NMNLC is a wholly-owned non-consolidated portfolio company of NMFC.

Convertible Notes Offering

          On September 30, 2016, we closed a public offering of an additional $40.25 million in aggregate principal amount (including $5.25 million in aggregate principal amount issued pursuant to the underwriters' overallotment option) of our Convertible Notes. These additional Convertible Notes constitute a further issuance of, rank equally in right of payment with, and form a single series with the $115.0 million in aggregate principal amount of the Convertible Notes that we issued on June 3, 2014, pursuant to the Indenture. See "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources — Borrowings" for a discussion of the terms of the Convertible Notes.

Unsecured Notes

          On September 30, 2016, we entered into an amended and restated note purchase agreement (the "Amended Note Purchase Agreement") related to our existing Unsecured Notes. The Amended Note Purchase Agreement amends and restates the Note Purchase Agreement dated May 4, 2016 (the "Existing NPA"), pursuant to which we issued $50.0 million in aggregate principal amount of the Unsecured Notes in May 2016. The Amended Note Purchase Agreement was entered into in connection with the issuance of an additional $40.0 million in aggregate principal amount of the Unsecured Notes to institutional investors in a private placement, which closed on September 30, 2016. The Amended Note Purchase Agreement also amended and restated the Existing NPA to provide for future issuances of Unsecured Notes in separate series or tranches under the Amended Note Purchase Agreement and supplements thereto. See "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources — Borrowings" for a discussion of the terms of the Unsecured Notes.

New Mountain Capital

          New Mountain Capital manages private equity, public equity and debt investments with aggregate assets under management totaling more than $15.0 billion(1), which includes total assets held by us.

          New Mountain Capital's first private equity fund, the $770.0 million New Mountain Partners, L.P., or "Fund I", began its investment period in January 2000. New Mountain Capital's second private equity fund, the $1.6 billion New Mountain Partners II, L.P., or "Fund II", began its investment period in January 2005. New Mountain Capital's third private equity fund, Fund III, with over $5.1 billion of aggregate commitments, began its investment period in August 2007. New Mountain Capital's fourth private equity fund, "Fund IV", with over $4.1 billion of aggregate commitments, began its investment period in July 2013. New Mountain Capital manages public equity portfolios through New Mountain Vantage Advisers, L.L.C., which is designed to apply New Mountain Capital's established strengths toward non-control positions in the U.S. public equity markets generally. New Mountain Capital manages its debt portfolio through us, and we are currently New Mountain Capital's only vehicle focused primarily on investing in the investments that we target.

          New Mountain Capital's mission is to be "best in class" in the new generation of investment managers as measured by returns, control of risk, service to investors and the quality of the businesses in which New Mountain Capital invests. All of New Mountain Capital's efforts emphasize

(1)
Includes amounts committed, not all of which have been drawn down and invested to-date, as of June 30, 2016, as well as amounts called and returned since inception.

intensive fundamental research and the proactive creation of proprietary investment advantages in carefully selected industry sectors. New Mountain Capital is a generalist firm but has developed particular competitive advantages in what New Mountain Capital believes to be particularly attractive sectors, such as education, healthcare, distribution & logistics, business and industrial services, federal information technology services, media, software, insurance, consumer products, financial services and technology, infrastructure and energy. New Mountain Capital is focused on systematically establishing expertise in new sectors in which it believes it will have a competitive advantage over time.

The Investment Adviser

          The Investment Adviser, a wholly-owned subsidiary of New Mountain Capital, manages our day-to-day operations and provides us with investment advisory and management services. In particular, the Investment Adviser is responsible for identifying attractive investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments. We currently do not have, and do not intend to have, any employees. As of June 30, 2016, the Investment Adviser was supported by approximately 100 staff members of New Mountain Capital, including approximately 60 investment professionals.

          The Investment Adviser is managed by a five member Investment Committee, which is responsible for approving purchases and sales of our investments above $10.0 million in aggregate by issuer. The Investment Committee currently consists of Steven B. Klinsky, Robert A. Hamwee, Adam B. Weinstein and John R. Kline. The fifth and final member of the Investment Committee will consist of a New Mountain Capital Managing Director who will hold the position on the Investment Committee on an annual rotating basis. Beginning in August 2016, Mathew J. Lori was appointed to the Investment Committee for a one year term. In addition, our executive officers and certain investment professionals of the Investment Adviser are invited to all Investment Committee meetings. Purchases and dispositions below $10.0 million may be approved by our Chief Executive Officer. These approval thresholds are subject to change over time. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Committee, which includes expertise in private equity, primary and secondary leveraged credit, private mezzanine finance and distressed debt.

Investment Objective and Portfolio

          Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, our investments may also include equity interests such as preferred stock, common stock, warrants or options received in connection with our debt investments or may include a direct investment in the equity of private companies.

          We make investments through both primary originations and open-market secondary purchases. We primarily target loans to, and invest in, the U.S. middle market businesses, a market segment we believe continues to be underserved by other lenders. We define middle market businesses as those businesses with annual earnings before interest, taxes, depreciation, and amortization ("EBITDA") between $20.0 million and $200.0 million. Our primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to us, SBIC LP's investment objective is to generate current income and capital appreciation under our investment criteria. However, SBIC LP's investments must be in SBA eligible companies. Our portfolio may be concentrated in a limited number of industries. As of June 30, 2016, our top five industry concentrations were business services, software, education, federal services and distribution & logistics. Our targeted investments typically have maturities of between five and ten years and generally range in size between $10.0 million and $50.0 million. This investment size may vary proportionately as the size of our capital base changes. At June 30, 2016, the fair value of our investments was approximately $1,498.1 million in 72 portfolio companies and was invested 41.2% in first lien loans, 42.9% in second lien loans, 5.3% in subordinated debt and 10.6% in equity and other, as measured at fair value.

          The following table shows our portfolio and investment activity for the six months ended June 30, 2016 and June 30, 2015:

	Six Months Ended

(in millions)	June 30, 2016	June 30, 2015

New investments in 21 and 14 portfolio companies, respectively	$163.8	$190.0
Debt repayments in existing portfolio companies	170.2	262.8
Sales of securities in 4 and 12 portfolio companies, respectively	28.0	52.4
Change in unrealized appreciation on 54 and 37 portfolio companies, respectively	41.7	48.6
Change in unrealized depreciation on 23 and 39 portfolio companies, respectively	(34.1)	(30.7)

          At June 30, 2016, our weighted average Yield to Maturity at Cost was approximately 10.3%.

          The following summarizes our ten largest portfolio company investments and top ten industries in which we were invested as of June 30, 2016, calculated as a percentage of total assets as of June 30, 2016.

Portfolio Company	Percent of Total Assets

UniTek Global Services, Inc.	3.5%
Crowley Holdings Preferred, LLC	3.3%
Engility Corporation (fka TASC, Inc.)	2.8%
Tenawa Resource Holdings LLC	2.7%
Deltek, Inc.	2.6%
Hill International, Inc.	2.6%
Navex Global Inc.	2.5%
AssuredPartners, Inc.	2.5%
TIBCO Software Inc.	2.5%
Kronos Incorporated	2.4%

Industry Type	Percent of Total Assets

Business Services	24.0%
Software	23.8%
Education	7.9%
Federal Services	7.0%
Distribution & Logistics	6.9%
Healthcare Services	5.3%
Consumer Services	5.2%
Energy	4.5%
Investment Fund	3.2%
Business Products	2.0%

Competitive Advantages

          We believe that we have the following competitive advantages over other capital providers to middle market companies:

Proven and Differentiated Investment Style With Areas of Deep Industry Knowledge

          In making its investment decisions, the Investment Adviser applies New Mountain Capital's long-standing, consistent investment approach that has been in place since its founding more than 15 years ago. We focus on companies in less well followed defensive growth niches of the middle market space where we believe few debt funds have built equivalent research and operational size and scale.

          We benefit directly from New Mountain Capital's private equity investment strategy that seeks to identify attractive investment sectors from the top down and then works to become a well positioned investor in these sectors. New Mountain Capital focuses on companies and industries with sustainable strengths in all economic cycles, particularly ones that are defensive in nature, that are secular and can maintain pricing power in the midst of a recessionary and/or inflationary environment. New Mountain Capital focuses on companies within sectors in which it has significant expertise (examples include federal services, software, education, niche healthcare, business services, energy and distribution & logistics) while typically avoiding investments in companies with products or services that serve markets that are highly cyclical, have the potential for long-term decline, are overly-dependent on consumer demand or are commodity-like in nature.

          In making its investment decisions, the Investment Adviser has adopted the approach of New Mountain Capital, which is based on three primary investment principles:

  1.
  A generalist approach, combined with proactive pursuit of the highest quality opportunities within carefully selected industries, identified via an intensive and structured ongoing research process;

  2.
  Emphasis on strong downside protection and strict risk controls; and

  3.
  Continued search for superior risk adjusted returns, combined with timely, intelligent exits and outstanding return performance.

Experienced Management Team and Established Platform

          The Investment Adviser's team members have extensive experience in the leveraged lending space. Steven B. Klinsky, New Mountain Capital's Founder, Chief Executive Officer and Managing Director and Chairman of our board of directors, was a general partner of Forstmann Little & Co., a manager of debt and equity funds totaling multiple billions of dollars in the 1980s and 1990s. He was also a co-founder of Goldman, Sachs & Co.'s Leverage Buyout Group in the period from 1981 to 1984. Robert A. Hamwee, our Chief Executive Officer and Managing Director of New Mountain Capital, was formerly President of GSC Group, Inc. ("GSC"), where he was the portfolio manager of GSC's distressed debt funds and led the development of GSC's CLOs. John R. Kline, our President and Chief Operating Officer and Managing Director of New Mountain Capital, worked at GSC as an investment analyst and trader for GSC's control distressed and corporate credit funds and at Goldman, Sachs & Co. in the Credit Risk Management and Advisory Group.

          Many of the debt investments that we have made to date have been in the same companies with which New Mountain Capital has already conducted months of intensive acquisition due diligence related to potential private equity investments. We believe that private equity underwriting due diligence is usually more robust than typical due diligence for loan underwriting. In its underwriting of debt investments, the Investment Adviser is able to utilize the research and hands-on operating experience that New Mountain Capital's private equity underwriting teams possess regarding the individual companies and industries. Business and industry due diligence is led by a team of investment professionals of the Investment Adviser that generally consists of three to seven individuals, typically based on their relevant company and/or industry specific knowledge. Additionally, the Investment Adviser is also able to utilize its relationships with operating management teams and other private equity sponsors. We believe this differentiates us from many of our competitors.

Significant Sourcing Capabilities and Relationships

          We believe the Investment Adviser's ability to source attractive investment opportunities is greatly aided by both New Mountain Capital's historical and current reviews of private equity opportunities in the business segments we target. To date, a significant majority of the investments that we have made are in the debt of companies and industry sectors that were first identified and reviewed in connection with New Mountain Capital's private equity efforts, and the majority of our current pipeline reflects this as well. Furthermore, the Investment Adviser's investment professionals have deep and longstanding relationships in both the private equity sponsor community and the lending/agency community which they have and will continue to utilize to generate investment opportunities.

Risk Management through Various Cycles

          New Mountain Capital has emphasized tight control of risk since its inception and long before the recent global financial distress began. To date, New Mountain Capital has never experienced a bankruptcy of any of its portfolio companies in its private equity efforts. The Investment Adviser seeks to emphasize tight control of risk with our investments in several important ways, consistent with New Mountain Capital's historical approach. In particular, the Investment Adviser:

  •
  Emphasizes the origination or purchase of debt in what the Investment Adviser believes are defensive growth companies, which are less likely to be dependent on macro-economic cycles;

  •
  Targets investments in companies that are preeminent market leaders in their own industries, and when possible, investments in companies that have strong management teams whose skills are difficult for competitors to acquire or reproduce; and

  •
  Targets investments in companies with significant equity value in excess of our debt investments.

Access to Non Mark to Market, Seasoned Leverage Facility

          The amount available under our Holdings Credit Facility is generally not subject to reduction as a result of mark to market fluctuations in our portfolio investments. None of our credit facilities mature prior to June 2019. For a detailed discussion of our credit facilities, see "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources."

Market Opportunity

          We believe that the size of the market for investments that we target, coupled with the demands of middle market companies for flexible sources of capital at competitive terms and rates, create an attractive investment environment for us.

  •
  The leverage finance market has a high level of financing needs over the next several years due to significant bank debt maturities and significant amounts of private equity investable capital. We believe that the large dollar volume of loans that need to be refinanced will present attractive opportunities to invest capital in a manner consistent with our stated objectives.

  •
  Middle market companies continue to face difficulties in accessing the capital markets.  We believe opportunities to serve the middle market will continue to exist. While many middle market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult in recent years as institutional investors have sought to invest in larger, more liquid offerings.

  •
  Increased regulatory scrutiny of banks has reduced middle market lending.  We believe that many traditional bank lenders to middle market businesses have either exited or de-emphasized their service and product offerings in the middle market. These traditional lenders have instead focused on lending and providing other services to large corporate clients. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

  •
  Attractive pricing.  Reduced access to, and availability of, debt capital typically increases the interest rates, or pricing, of loans for middle market lenders. Recent primary debt transactions in this market often include upfront fees, original issue discount, prepayment protections and, in some cases, warrants to purchase common stock, all of which should enhance the profitability of new loans to lenders.

  •
  Conservative deal structures.  As a result of the credit crisis, many lenders are requiring larger equity contributions from financial sponsors. Larger equity contributions create an enhanced margin of safety for lenders because leverage is a lower percentage of the implied enterprise value of the company.

  •
  Large pool of uninvested private equity capital available for new buyouts.  We expect that private equity firms will continue to pursue acquisitions and will seek to leverage their equity investments with mezzanine loans and/or senior loans (including traditional first and second lien, as well as unitranche loans) provided by companies such as ours.

Investment Criteria

          The Investment Adviser has identified the following investment criteria and guidelines for use in evaluating prospective portfolio companies. However, not all of these criteria and guidelines were, or will be, met in connection with each of our investments.

  •
  Defensive growth industries.  We seek to invest in industries that can succeed in both robust and weak economic environments but which are also sufficiently large and growing to achieve high valuations providing enterprise value cushion for our targeted debt securities.

  •
  High barriers to competitive entry.  We target industries and companies that have well defined industries and well established, understandable barriers to competitive entry.

  •
  Recurring revenue.  Where possible, we focus on companies that have a high degree of predictability in future revenue.

  •
  Flexible cost structure.  We seek to invest in businesses that have limited fixed costs and therefore modest operating leverage.

  •
  Strong free cash flow and high return on assets.  We focus on businesses with a demonstrated ability to produce meaningful free cash flow from operations. We typically target companies that are not asset intensive and that have minimal capital expenditure and minimal working capital growth needs.

  •
  Sustainable business and niche market dominance.  We seek to invest in businesses that exert niche market dominance in their industry and that have a demonstrated history of sustaining market leadership over time.

  •
  Established companies.  We seek to invest in established companies with sound historical financial performance. We do not intend to invest in start-up companies or companies with speculative business plans.

  •
  Private equity sponsorship.  We generally seek to invest in companies in conjunction with private equity sponsors who we know and trust and who have proven capabilities in building value.

  •
  Seasoned management team.  We generally require that its portfolio companies have a seasoned management team with strong corporate governance. Oftentimes we have a historical relationship with or direct knowledge of key managers from previous investment experience.

Investment Selection and Process

          The Investment Adviser believes it has developed a proven, consistent and replicable investment process to execute our investment strategy. The Investment Adviser seeks to identify the most attractive investment sectors from the top down and then works to become the most advantaged investor in these sectors. The steps in the Investment Adviser's process include:

          Identifying attractive investment sectors top down:    The Investment Adviser works continuously and in a variety of ways to proactively identify the most attractive sectors for investment opportunities. The investment professionals of the Investment Adviser participate in this process through both individual and group efforts, formal and informal. The Investment Adviser has also worked with consultants, investment bankers and public equity managers to supplement its internal analyses, although the prime driver of sector ideas has been the Investment Adviser itself.

          Creating competitive advantages in the selected industry sectors:    Once a sector has been identified, the Investment Adviser works to make itself the most advantaged and knowledgeable investor in that sector. An internal working team is assigned to each project. The team may spend months confirming the sector thesis and building the Investment Adviser's leadership in this sector. In general, the Investment Adviser seeks to construct proprietary databases and to utilize the best specialized industry consultants. The Investment Adviser particularly stresses the establishment of close relationships with operating managers in each field in order to gain the deepest possible level of understanding. When advisable, industry executives have been placed on New Mountain Capital's Management Advisory Board or have been hired on salary as "executives in residence". When the Investment Adviser considers specific investment ideas in its chosen sectors, it can triangulate its own views against the views of its management relationships, consultants, brokers, bankers and others. The Investment Adviser believes this multi-front analysis leads to strong decision making and company identification. The Investment Adviser also believes that its "flexible specialization" approach gives us all the benefits of a narrow-based sector fund without forcing us to invest in any industry sector at an inappropriate time for that sector. The Investment Adviser can also become a leading investment expert in lesser known or smaller sectors that would not support an entire fund dedicated solely to them.

          Targeting companies with leading market share and attractive business models in its chosen sectors:    The Investment Adviser, consistent with New Mountain Capital's historical approach, typically follows a "good to great" approach, seeking to invest in debt securities of companies in its chosen sectors that it believes are already safe and successful but where the Investment Adviser sees an opportunity for further increases in enterprise value due to special circumstances existing at the time of the financing or through value that a sponsor can add. The investment professionals of the Investment Adviser have been successful in targeting companies with leading market shares, rapid growth, high free cash flows, high operating margins, high barriers to entry and which produce goods or services that are of value to their customers.

          Utilizing this research platform, we have largely invested in the debt of companies and industries that have been researched by New Mountain Capital's private equity efforts. In many instances, we have studied the specific debt issuer with which New Mountain Capital has already conducted months of intensive acquisition due diligence related to a potential private equity investment. In other situations, while New Mountain Capital may not have specifically analyzed the issuer in the past, we have deep knowledge of the company's industry through New Mountain Capital's private equity work. We expect the Investment Adviser to continue this approach in the future.

          Beyond the foregoing, the investment professionals of the Investment Adviser have deep and longstanding relationships in both the private equity sponsor community and the lending/agency community. We have sourced and we expect to continue sourcing new investment opportunities from both private equity sponsors and other lenders and agents. In private equity, we have strong, personal relationships with principals at a significant majority of relevant sponsors, and we expect that we will continue to utilize those relationships to generate investment opportunities. In the same fashion, we have an extensive relationship network with lenders and agents, including commercial banks, investment banks, loan funds, mezzanine funds and a wide range of smaller agents that seek debt capital on behalf of their clients. In addition to newly issued primary opportunities, we have extensive experience in sourcing investment opportunities from the secondary market, and will continue to actively monitor that large, and often volatile, area for appropriate investment opportunities.

          This team performs the core underwriting function to determine the attractiveness of the target's business model, focusing on the investment criteria described above. The team ultimately develops a forecast of a target's likely operating and financial performance. Team members have diverse backgrounds in investment management, investment banking, consulting, and operations. We believe the presence within New Mountain Capital of numerous former CEOs and other senior operating executives, and their active involvement in our underwriting process, combined with New Mountain Capital's experience as a majority stockholder owning and directing a wide range of businesses and overseeing operating companies in the same or related industries, is a key differentiator for us versus typical debt investment vehicles.

          In addition to performing rigorous business due diligence, the Investment Adviser also thoroughly reviews and/or structures the relevant credit documentation, including bank credit agreements and bond indentures, to ensure that any securities we invest in have appropriate credit rights, protections and remedies. There is a strong focus on appropriate covenant packages. This part of the process, as well as the determination of the appropriate price/yield parameters for individual securities, is led by Robert A. Hamwee, John R. Kline and James W. Stone III with significant input as needed from other professionals with extensive credit experience, such as Steven B. Klinsky, New Mountain Capital's Managing Director, Founder and Chief Executive Officer, and others.

Investment Committee

          The Investment Committee currently consists of Steven B. Klinsky, Robert A. Hamwee, Adam B. Weinstein and John R. Kline. The fifth and final member of the Investment Committee will consist of a New Mountain Capital Managing Director who will hold the position on the Investment Committee on an annual rotating basis. Beginning in August 2016, Mathew J. Lori was appointed to the Investment Committee for a one year term. In addition, our executive officers and certain investment professionals of the Investment Adviser are invited to all Investment Committee meetings. The Investment Committee is responsible for approving purchases and sales of our investments above $10.0 million in aggregate by issuer. Purchases and dispositions below $10.0 million may be approved by our Chief Executive Officer. These approval thresholds are subject to change over time. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Committee, which includes expertise in private equity, primary and secondary leveraged credit, private mezzanine finance and distressed debt.

          The purpose of the Investment Committee is to evaluate and approve, as deemed appropriate, all investments by the Investment Adviser, subject to certain thresholds. The Investment Committee process is intended to bring the diverse experience and perspectives of the Investment Committee's members to the analysis and consideration of every investment. The Investment Committee also serves to provide investment consistency and adherence to the Investment Adviser's investment philosophies and policies. The Investment Committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

          In addition to reviewing investments, the Investment Committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and investment opportunities are also reviewed on a regular basis. Members of our investment team are encouraged to share information and views on credits with the Investment Committee early in their analysis. This process improves the quality of the analysis and assists the deal team members to work more efficiently.

Investment Structure

          We target debt investments that will yield meaningful current income and occasionally provide the opportunity for capital appreciation through equity securities. Our debt investments are typically structured with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target.

Debt Investments

          The terms of our debt investments are tailored to the facts and circumstances of the transaction and prospective portfolio company and structured to protect its rights and manage its risk while creating incentives for the portfolio company to achieve its business plan. A substantial source of return is the cash interest that we collect on our debt investments.

  •
  First Lien Loans and Bonds.  First lien loans and bonds generally have terms of four to seven years, provide for a variable or fixed interest rate, may contain prepayment penalties and are secured by a first priority security interest in all existing and future assets of the borrower. These first lien loans and bonds may include PIK interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity.

  •
  Second Lien Loans and Bonds.  Second lien loans and bonds generally have terms of five to eight years, provide for a variable or fixed interest rate, may contain prepayment penalties and are secured by a second priority security interest in all existing and future assets of the borrower. These second lien loans and bonds may include PIK interest.

  •
  Unsecured Senior, Subordinated and "Mezzanine" Loans and Bonds.  Any unsecured investments are generally expected to have terms of five to ten years and provide for a fixed interest rate. Unsecured investments may include PIK interest and may have an equity component, such as warrants to purchase common stock in the portfolio company.

          In addition, from time to time we may also enter into revolving credit facilities, bridge financing commitments, delayed draw commitments or other commitments which can result in providing future financing to a portfolio company.

Equity Investments

          When we make a debt investment, we may be granted equity in the portfolio company in the same class of security as the sponsor receives upon funding. In addition, we may from time to time make non-control, equity co-investments in conjunction with private equity sponsors. We generally seek to structure our equity investments, such as direct equity co-investments, to provide us with minority rights provisions and event-driven put rights. We also seek to obtain limited registration rights in connection with these investments, which may include "piggyback" registration rights.

Portfolio Company Monitoring

          We monitor the performance and financial trends of our portfolio companies on at least a quarterly basis. We attempt to identify any developments within the portfolio company, the industry or the macroeconomic environment that may alter any material element of our original investment strategy. We use several methods of evaluating and monitoring the performance of our investments, including but not limited to, the following:

  •
  review of monthly and/or quarterly financial statements and financial projections for portfolio companies provided by its management;

  •
  ongoing dialogue with and review of original diligence sources;

  •
  periodic contact with portfolio company management (and, if appropriate, the private equity sponsor) to discuss financial position, requirements and accomplishments; and

  •
  assessment of business development success, including product development, profitability and the portfolio company's overall adherence to its business plan.

          We use an investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in the portfolio. We use a four-level numeric rating scale as follows:

  •
  Investment Rating 1 — Investment is performing materially above expectations;

  •
  Investment Rating 2 — Investment is performing materially in-line with expectations. All new loans are rated 2 at initial purchase;

  •
  Investment Rating 3 — Investment is performing materially below expectations and risk has increased materially since the original investment; and

  •
  Investment Rating 4 — Investment is performing substantially below expectations and risks have increased substantially since the original investment. Payments may be delinquent. There is meaningful possibility that we will not recoup our original cost basis in the investment and may realize a substantial loss upon exit.

          The following table shows the distribution of our investments on the 1 to 4 investment rating scale at fair value as of June 30, 2016:

(in millions)	As of June 30, 2016

Investment Rating	Par Value(1)	Percent	Fair Value	Percent

Investment Rating 1	$196.0	13.5%	$249.4	16.6%
Investment Rating 2	1,161.5	80.1%	1,207.9	80.6%
Investment Rating 3	43.6	3.0%	26.3	1.8%
Investment Rating 4	49.1	3.4%	14.5	1.0%

	$1,450.2	100.0%	$1,498.1	100.0%

(1)
Excludes shares and warrants.

 Exit Strategies/Refinancing

          We exit our investments typically through one of four scenarios: (i) the sale of the portfolio company itself resulting in repayment of all outstanding debt, (ii) the recapitalization of the portfolio company in which our loan is replaced with debt or equity from a third party or parties (in some cases, we may choose to participate in the newly issued loan(s)), (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity or (iv) the sale of the debt investment by us. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to the maturity of the loan.

Managerial Assistance to Porfolio Companies

          BDCs generally must offer to make available to the issuer of its securities significant managerial assistance, except in circumstances where either (i) the BDC controls such issuer of securities or (ii) the BDC purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. The Administrator or its affiliate provides such managerial assistance on our behalf to portfolio companies that request this assistance.

Competition

          We compete for investments with a number of BDCs and investment funds (including private equity and hedge funds), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. We believe we are able to be competitive with these entities primarily on the basis of the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, the investment terms we offer, the model that we employ to perform our due diligence with the broader New Mountain Capital team and our model of investing in companies and industries we know well.

          We believe that some of our competitors may make investments with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete solely on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see "Risk Factors — Risks Relating to Our Business".

Employees

          We do not have any employees. Day-to-day investment operations that are conducted by us are managed by the Investment Adviser. See "Investment Management Agreement". We reimburse the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to us under the Administration Agreement, including the compensation of our chief financial officer and chief compliance officer, and their respective staffs. For a more detailed discussion of the Administration Agreement, see "Administration Agreement".

Properties

          Our executive office is located at 787 Seventh Avenue, 48th Floor, New York, New York 10019. We believe that our current office facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

          We, our consolidated subsidiaries, the Investment Adviser and the Administrator are not currently subject to any material legal proceedings, although these entities may, from time to time, be involved in litigation arising out of operations in the normal course of business or otherwise.

PORTFOLIO COMPANIES

          The following table sets forth certain information as of June 30, 2016, for each portfolio company in which we had a debt or equity investment. Our portfolio companies are presented in three categories: (1)"Non-Controlled/Non-Affiliated Investments", which represent portfolio companies in which we own less than 5.0% of the outstanding voting securities of such portfolio company and have no other affiliations, (2)"Non-Controlled/Affiliated Investments", which denotes investments in which we are an "Affiliated Person", as defined in the 1940 Act, due to owning or holding the power to vote 5.0% or more of the outstanding voting securities of the investment but not controlling the portfolio company, and (3)"Controlled Investments", which denotes investments in which we "Control", as defined in the 1940 Act due to owning or holding the power to vote 25.0% or more of the outstanding voting securities of the investment. We may provide managerial assistance to our portfolio companies, if requested, and may receive rights to observe board meetings.

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(10)	Maturity / Expiration Date	Yield to Maturity At Cost(27)	Percent of Class Held(28)	Fair Value

							(in thousands)
Non-Controlled/ Non-Affiliated Investments
AAC Holding Corp.	Education	First lien(2)	8.25% (L + 7.25%/M)	9/30/2020	8.95%	—	$24,253
7211 Circle South Road
Austin, TX 78745
AgKnowledge Holdings Company, Inc.	Business Services	Second lien(2)	9.25% (L + 8.25%/M)	7/23/2020	9.84%	—	17,122
6060 Piedmont Row Drive South
Charlotte, NC 28287
Air Newco LLC**	Software	Second lien(3)	10.50% (L + 9.50%/Q)	1/31/2023	11.61%	—	30,265
Munro House, Portsmouth Road
Cobham, Surrey KT11 1TF
United Kingdom
American Tire Distributors, Inc.	Distribution &	Subordinated(3)	10.25%/S	3/1/2022	11.03%	—	11,473
PO Box 3145	Logistics
Huntersville, NC 28070
Aricent Technologies	Business Services	Second lien(2)	9.50% (L + 8.50%/Q)	4/14/2022	10.36%	—	16,200
303 Twin Dolphin Drive, Suite 600	Business Services	Second lien(3)	9.50% (L + 8.50%/Q)	4/14/2022	10.36%	—	3,240
Redwood City, CA 94605

							19,440

Ascend Learning, LLC	Education	Second lien(3)	9.50% (L + 8.50%/Q)	11/30/2020	10.21%	—	33,906
5 Wall Street
Burlington, MA 01803
ASP LCG Holdings, Inc.	Education	Warrants(3)	—	5/5/2026	—	2.30%	687
21333 Haggerty Road, Suite 300
Novi, MI 48375
AssuredPartners, Inc.	Business Services	Second lien(2)	10.00% (L + 9.00%/M)	10/20/2023	11.40%	—	19,762
200 Colonial Center Parkway, Suite 140	Business Services	Second lien(3)	10.00% (L + 9.00%/M)	10/20/2023	11.40%	—	19,960
Lake Mary, FL 32746

							39,722

ATI Acquisition Company (fka Ability Acquisition, Inc.)(14)	Education	First lien(2)	17.25%	6/30/2012 —	—	—	—
6351 Boulevard 26, Suite 275			(P + 10.00% + 4.00%	Past Due
North Richland Hills, TX 76180			PIK/Q)(8)*
	Education	First lien(2)	17.25%	6/30/2012 —	—	—	—
			(P + 10.00% + 4.00% PIK/Q)(8)*	Past Due
Ancora Acquisition LLC(14)	Education	Preferred shares(6)	—	—	—	3.72%	393
8701 Bedford Euless Road, Suite 400	Education	Warrants(6)	—	8/12/2020	—	3.72%	—
Hurst, TX 76053

							393

Brock Holdings III, Inc.	Industrial Services	Second lien(2)	10.00% (L + 8.25%/Q)	3/16/2018	10.75%	—	2,700
10343 Sam Houston Park Drive, Suite 200 Houston, TX 77064
CompassLearning, Inc.(15)	Education	First lien(2)	8.00% (L + 6.75%/Q)	11/26/2018	8.90%	—	29,828
203 Colorado Street Austin, TX 78701
Confie Seguros Holding II Co.	Consumer Services	Second lien(2)	10.25% (L + 9.00%/M)	5/8/2019	10.68%	—	17,988
7711 Center Avenue, Suite 200	Consumer Services	Second lien(3)	10.25% (L + 9.00%/M)	5/8/2019	10.68%	—	3,402
Huntington Beach, CA 92647

							21,390

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(10)	Maturity / Expiration Date	Yield to Maturity At Cost(27)	Percent of Class Held(28)	Fair Value

							(in thousands)
Non-Controlled/ Non-Affiliated Investments (continued)
CRGT Inc.	Federal Services	First lien(2)	7.50% (L + 6.50%/M)	12/19/2020	7.95%	—	$32,164
11921 Freedom Drive, Suite 1000 Reston, VA 20190
Crowley Holdings Preferred, LLC	Distribution &	Preferred	12.00%	—	13.48%	26.32%	52,580
9487 Regency Square	Logistics	shares(3)(20)	(10.00% + 2.00% PIK/
Boulevard			Q)*
Jacksonville, FL 32225
DCA Investment Holding, LLC	Healthcare Services	First lien(2)	6.25% (L + 5.25%/Q)	7/2/2021	6.69%	—	17,544
6240 Lake Osprey Drive	Healthcare Services	First lien(3)(11) —	7.75% (P + 4.25%/Q)	7/2/2021	6.73%	—	1,231
Sarasota, FL 34240		Drawn
	Healthcare Services	First lien(3)(11) —	—	7/2/2021	—	—	(9)
		Undrawn

							18,766

Deltek, Inc.	Software	Second lien(3)	9.50% (L + 8.50%/Q)	6/26/2023	10.24%	—	21,276
2291 Wood Oak Drive	Software	Second lien(2)	9.50% (L + 8.50%/Q)	6/26/2023	10.24%	—	20,263
Herndon, VA 20171

							41,539

DigiCert Holdings, Inc.	Software	First lien(2)	6.00% (L + 5.00%/Q)	10/21/2021	6.88%	—	24,752
2600 West Executive Parkway, Suite 500
Lehi, UT 84043
Education Management Corporation(22)
210 Sixth Avenue, 33rd Floor
Pittsburgh, PA 15222
Education Management II LLC	Education	First lien(2)	5.50% (L + 4.50%/Q)	7/2/2020	6.93%	—	72
	Education	First lien(3)	5.50% (L + 4.50%/Q)	7/2/2020	6.93%	—	39
	Education	First lien(2)	8.50% (L + 1.00% + 6.50% PIK/Q)*	7/2/2020	12.68%	—	27
	Education	First lien(3)	8.50% (L + 1.00% + 6.50% PIK/Q)*	7/2/2020	12.68%	—	15
Education Management Corporation	Education	Preferred shares(2)	—	—	—	0.26%	9
	Education	Preferred shares(3)	—	—	—	0.26%	5
	Education	Ordinary shares(2)	—	—	—	0.19%	75
	Education	Ordinary shares(3)	—	—	—	0.19%	43

							285

Eiger Acquisition B.V. (Eiger
Co-Borrower, LLC)**	Software	Second lien(3)	10.13% (L + 9.13%/Q)	2/17/2023	12.26%	—	9,450
Molengraaffsingel 33
2629 JD Delft
PO Box 5066, 2600 GB Delft
The Netherlands
EN Engineering, LLC	Business Services	First lien(2)	7.00% (L + 6.00%/Q)	6/30/2021	7.49%	—	21,002
28100 Torch Parkway	Business Services	First lien(2)(11) —	8.50% (P + 5.00%/Q)	6/30/2021	7.51%	—	2,175
Warrenville, IL 60555		Drawn
	Business Services	First lien(2)(11) —	—	12/30/2016	—	—	(14)
		Undrawn

							23,163

Engility Corporation (fka TASC, Inc.)	Federal Services	First lien(2)	7.00% (L + 6.00%/Q)	5/22/2020	7.53%	—	27,651
4801 Stonecroft Boulevard	Federal Services	Second lien(3)	12.00%/M	5/21/2021	13.52%	—	12,552
Chantilly, VA 20151	Federal Services	Second lien(3)	12.00%/M	5/21/2021	12.75%	—	4,017

							44,220

Ensemble S Merger Sub, Inc.	Software	Subordinated(3)	9.00%/S	9/30/2023	9.97%	—	1,983
4375 Fair Lakes Court
Fairfax, VA 22033
First American Payment Systems, L.P.	Business Services	Second lien(2)	10.75% (L + 9.50%/M)	4/12/2019	11.66%	—	17,990
100 Throckmorton Street, Suite 1800
Fort Worth, TX 76102
Greenway Health, LLC (fka Vitera Healthcare Solutions, LLC)	Software	First lien(2)	6.00% (L + 5.00%/Q)	11/4/2020	6.37%	—	1,877
4301 West Boy Scout Boulevard, Suite 800	Software	Second lien(2)	9.25% (L + 8.25%/Q)	11/4/2021	9.96%	—	6,300
Tampa, FL 33607

							8,177

Harley Marine Services, Inc.	Distribution &	Second lien(2)	10.50% (L + 9.25%/Q)	12/20/2019	11.42%	—	8,955
910 SW Spokane Street	Logistics
Seattle, WA 98134
Hill International, Inc.	Business Services	First lien(2)	7.75% (L + 6.75%/Q)	9/28/2020	8.33%	—	41,443
303 Lippincott Centre
Marlton, NJ 08053
Immucor, Inc.	Healthcare Services	Subordinated(2)(9)	11.13%/S	8/15/2019	11.87%	—	4,575
3130 Gateway Drive
Norcross, GA 30091

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(10)	Maturity / Expiration Date	Yield to Maturity At Cost(27)	Percent of Class Held(28)	Fair Value

							(in thousands)
Non-Controlled/ Non-Affiliated Investments (continued)
Integro Parent Inc.	Business Services	First lien(2)	6.75% (L + 5.75%/Q)	10/31/2022	7.47%	—	$18,604
1 State Street Plaza, 9th Floor	Business Services	First lien(2)	6.75% (L + 5.75%/Q)	10/31/2022	7.47%	—	1,003
New York, NY 10004	Business Services	Second lien(3)	10.25% (L + 9.25%/Q)	10/30/2023	11.06%	—	9,650

							29,257

iPipeline, Inc. (Internet Pipeline, Inc.)	Software	First lien(4)	8.25% (L + 7.25%/Q)	8/4/2022	8.86%	—	17,686
222 Valley Creek Boulevard, Suite 300	Software	First lien(3)(11) —	—	8/4/2021	—	—	(10)
Exton, PA 19341		Undrawn

							17,676

IT'SUGAR LLC	Retail	First lien(4)	10.50% (L + 9.50%/Q)	10/23/2019	12.26%	—	20,082
3155 SW 10th Street, Suite A	Retail	Warrants(3)	—	10/23/2025	—	2.79%	817
Deerfield Beach, FL 33442

							20,899

J.D. Power and Associates	Business Services	Second lien(3)	9.50% (L + 8.50%/Q)	6/9/2024(26)	10.38%	—	6,895
3200 Park Center Drive, 13th Floor
Costa Mesa, CA 92626
KeyPoint Government Solutions, Inc.	Federal Services	First lien(2)	7.75% (L + 6.50%/Q)	11/13/2017	8.55%	—	24,023
1750 Foxtail Drive
Loveland, CO 80538
Kronos Incorporated	Software	Second lien(2)	9.75% (L + 8.50%/Q)	4/30/2020	10.31%	—	32,931
297 Billerica Road	Software	Second lien(3)	9.75% (L + 8.50%/Q)	4/30/2020	10.31%	—	5,044
Chelmsford, MA 01824

							37,975

Navex Global, Inc.	Software	First lien(4)	5.75% (L + 4.75%/Q)	11/19/2021	6.16%	—	4,545
6000 Meadows Road, Suite 200	Software	First lien(2)	5.75% (L + 4.75%/Q)	11/19/2021	6.16%	—	2,573
Lake Oswego, OR 97035	Software	Second lien(4)	9.75% (L + 8.75%/Q)	11/18/2022	10.75%	—	17,734
	Software	Second lien(3)	9.75% (L + 8.75%/Q)	11/18/2022	10.75%	—	14,930

							39,782

Netsmart Inc. / Netsmart Technologies, Inc.	Healthcare	Second lien(2)	10.50% (L + 9.50%/Q)	10/19/2023	11.66%	—	14,850
4950 College Boulevard	Information
Overland Park, KS 66211	Technology
Packaging Coordinators, Inc.(13)	Healthcare	Second lien(3)	9.00% (L + 8.00%/Q)	8/1/2022	9.64%	—	5,000
3001 Red Lion Road	Products
Philadelphia, PA 19114
PCI Pharma Holdings UK Limited**	Healthcare	Ordinary shares(2)	—	—	—	0.44%	2,528
Units 23-24, Tafarnaubach	Products
Industrial Estate Tredegar Gwent, NP22 3AA United Kingdom

							7,528

Pelican Products, Inc.	Business Products	Second lien(3)	9.25% (L + 8.25%/Q)	4/9/2021	9.51%	—	14,105
23215 Early Avenue	Business Products	Second lien(2)	9.25% (L + 8.25%/Q)	4/9/2021	9.51%	—	9,100
Torrance, CA 90505

							23,205

Permian Tank & Manufacturing, Inc.	Energy	First lien(2)	10.50%/S(8)	1/15/2018	10.60%	—	7,185
2701 West Interstate 20 Odessa, TX 79760
PetVet Care Centers LLC	Consumer Services	Second lien(3)	10.25% (L + 9.25%/Q)	6/17/2021	10.96%	—	24,329
1 Gorham Island, Suite 300	Consumer Services	Second lien(3)	10.50% (L + 9.50%/Q)	6/17/2021	11.27%	—	6,630
Westport, CT 06880

							30,959

Pinnacle Holdco S.à.r.l. / Pinnacle (US) Acquisition Co Limited**	Software	Second lien(2)	10.50% (L + 9.25%/Q)	7/30/2020	11.08%	—	17,240
41, Boulevard Prince Henri	Software	Second lien(3)	10.50% (L + 9.25%/Q)	7/30/2020	11.08%	—	5,743
L-1724 Luxembourg

							22,983

Poseidon Intermediate, LLC	Software	Second lien(2)	9.50% (L + 8.50%/Q)	8/15/2023	10.34%	—	12,805
45 West 18th Street
New York, NY 10011
PowerPlan Holdings, Inc.	Software	Second lien(2)	10.75% (L + 9.75%/Q)	2/23/2023	11.57%	—	9,908
300 Galleria Parkway, Suite 2100
Atlanta, GA 30339
Precyse Acquisition Corp.	Healthcare Services	Second lien(2)	10.75% (L + 9.75%/Q)	4/20/2023	11.76%	—	24,563
200 North Point Center East, Suite 600
Alpharetta, GA 30022
Project Sunshine IV Pty Ltd**	Media	First lien(2)	8.00% (L + 7.00%/M)	9/23/2019	8.39%	—	7,523
222 Lonsdale Street
Melbourne, Victoria, Australia
ProQuest LLC	Business Services	Second lien(3)	10.00% (L + 9.00%/Q)	12/15/2022	10.98%	—	35,000
789 East Eisenhower Parkway
Ann Arbor, MI 48108

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(10)	Maturity / Expiration Date	Yield to Maturity At Cost(27)	Percent of Class Held(28)	Fair Value

							(in thousands)
Non-Controlled/ Non-Affiliated Investments (continued)
QC McKissock Investment, LLC(17)
218 Liberty Street
Warren, PA 16365
QC McKissock Investment, LLC	Education	First lien(2)	7.50% (L + 6.50%/Q)	8/5/2019	7.97%	—	$3,096
McKissock, LLC	Education	First lien(2)	7.50% (L + 6.50%/Q)	8/5/2019	7.97%	—	4,796
	Education	First lien(2)	7.50% (L + 6.50%/Q)	8/5/2019	8.01%	—	999

							8,891

Rocket Software, Inc.	Software	Second lien(2)	10.25% (L + 8.75%/Q)	2/8/2019	10.78%	—	30,810
77 Fourth Avenue
Waltham, MA 02451
Ryan, LLC	Business Services	First lien(2)	6.75% (L + 5.75%/M)	8/7/2020	7.34%	—	26,069
Three Galleria Tower
13155 Noel Road, Suite 100
Dallas, TX 75240
Severin Acquisition, LLC	Software	Second lien(4)	9.75% (L + 8.75%/Q)	7/29/2022	10.47%	—	14,850
10911 White Rock Road, Suite 200	Software	Second lien(4)	9.75% (L + 8.75%/Q)	7/29/2022	10.47%	—	4,112
Rancho Cordova, CA 95670	Software	Second lien(4)	10.25% (L + 9.25%/Q)	7/29/2022	11.02%	—	3,305

							22,267

Sierra Hamilton LLC / Sierra Hamilton Finance, Inc.	Energy	First lien(2)	12.25%/S	12/15/2018	13.82%	—	19,500
777 Post Oak Boulevard, Suite 400	Energy	First lien(3)	12.25%/S	12/15/2018	13.82%	—	2,075
Houston, TX 77056

							21,575

Smile Brands Group Inc.	Healthcare Services	First lien(2)	9.00%	8/16/2019	9.63%	—	10,635
8105 Irvine Center Drive,			(L + 6.25% +
Suite 1500			1.50% PIK/Q)*
Irvine, CA 92618
Solera LLC / Solera Finance, Inc.	Software	Subordinated(3)	10.50%/S	3/1/2024	11.96%	—	5,280
1301 Solana Boulevard, Building #2, Suite 2100
Westlake, TX 76262
Sotera Defense Solutions, Inc. (Global Defense Technology & Systems, Inc.)	Federal Services	First lien(2)	9.00% (L + 7.50%/Q)	4/21/2017	9.71%	—	5,917
2121 Cooperative Way, Suite 400
Herndon, VA 20171
SW Holdings, LLC	Business Services	Second lien(4)	9.75% (L + 8.75%/Q)	12/30/2021	10.45%	—	14,122
1900 Avenue of the Stars
Los Angeles, CA 90067
Synarc-Biocore Holdings, LLC	Healthcare Services	Second lien(3)	9.25% (L + 8.25%/Q)	3/10/2022	9.89%	—	2,413
826 Newtown Yardley Road
Newtown, PA 18940
TIBCO Software Inc.	Software	First lien(2)	6.50% (L + 5.50%/M)	12/4/2020	7.81%	—	27,181
3303 Hillview Avenue	Software	Subordinated(3)	11.38%/S	12/1/2021	12.54%	—	12,000
Palo Alto, CA 94304

							39,181

Transtar Holding Company	Distribution &	Second lien(2)	12.00% (L + 10.75%/	10/9/2019	21.27%	—	8,490
7350 Young Drive	Logistics		Q)(8)
Cleveland, OH 44146	Distribution &	Second lien(3)	12.00% (L + 10.75%/	10/9/2019	21.27%	—	2,869
	Logistics		Q)(8)

							11,359

TTM Technologies, Inc.**	Business Products	First lien(2)	6.00% (L + 5.00%/Q)	5/31/2021	7.21%	—	8,781
1665 Scenic Avenue, Suite 250
Costa Mesa, CA 92626
TWDiamondback Holdings Corp.(18)
7631 East Indian School Road
Scottsdale, AZ 85251
Diamondback Drugs of Delaware, L.L.C. (TWDiamondback II Holdings LLC)	Distribution & Logistics	First lien(4)	9.75% (L + 8.75%/Q)	11/19/2019	10.12%	—	20,156
	Distribution & Logistics	First lien(3)	9.75% (L + 8.75%/Q)	11/19/2019	10.12%	—	2,186
	Distribution & Logistics	First lien(4)	9.75% (L + 8.75%/Q)	11/19/2019	10.12%	—	613
TWDiamondback Holdings Corp.	Distribution & Logistics	Preferred shares(4)	—	—	—	4.63%	2,664

							25,619

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(10)	Maturity / Expiration Date	Yield to Maturity At Cost(27)	Percent of Class Held(28)	Fair Value

							(in thousands)
Non-Controlled/ Non-Affiliated Investments (continued)
TW-NHME Holdings Corp.(23)
7451 Airport Freeway
Richland Hills, TX 76118
National HME, Inc.	Healthcare Services	Second lien(4)	10.25% (L + 9.25%/Q)	7/14/2022	11.07%	—	$21,231
	Healthcare Services	Second lien(3)	10.25% (L + 9.25%/Q)	7/14/2022	11.07%	—	494
TW-NHME Holdings Corp.	Healthcare Services	Preferred shares(4)	—	—	—	1.56%	1,116
	Healthcare Services	Preferred shares(4)	—	—	—	0.25%	176
	Healthcare Services	Preferred shares(4)	—	—	—	0.10%	68

							23,085

Valet Waste Holdings, Inc.	Business Services	First lien(2)	8.00% (L + 7.00%/Q)	9/24/2021	8.62%	—	29,404
100 South Ashley Drive, Suite 700	Business Services	First lien(3)(11) —	8.00% (L + 7.00%/Q)	9/24/2021	8.65%	—	2,222
Tampa, FL 33602		Drawn
	Business Services	First lien(3)(11) —	—	9/24/2021	—	—	(28)
		Undrawn

							31,598

Vencore, Inc. (fka The SI Organization Inc.)	Federal Services	Second lien(3)	9.75% (L + 8.75%/Q)	5/23/2020	10.82%	—	3,920
15052 Conference Center Drive
Chantilly, VA 20151
VetCor Professional Practices LLC	Consumer Services	First lien(4)	7.25% (L + 6.25%/Q)	4/20/2021	7.83%	—	19,598
350 Lincoln Place	Consumer Services	First lien(2)	7.25% (L + 6.25%/Q)	4/20/2021	7.83%	—	7,911
Hingham, MA 02043	Consumer Services	First lien(3)(11) — Drawn	7.25% (L + 6.25%/Q)	4/20/2021	7.78%	—	682
	Consumer Services	First lien(3)(11) — Undrawn	—	4/20/2021	—	—	20
	Consumer Services	First lien(4)(11) — Drawn	7.25% (L + 6.25%/Q)	4/20/2021	7.76%	—	2,288
	Consumer Services	First lien(4)(11) — Undrawn	—	5/12/2017	—	—	4
	Consumer Services	First lien(4)(11) — Undrawn	—	3/30/2018	—	—	5
	Consumer Services	First lien(2)(11) — Undrawn	—	6/22/2018	—	—	16

							30,524

Vision Solutions, Inc.	Software	First lien(2)	7.50% (L + 6.50%/Q)	6/16/2022	8.07%	—	22,275
15300 Barranca Parkway
Irvine, CA 92618
Weston Solutions, Inc.	Business Services	Subordinated(4)	16.00%/Q	7/3/2019	16.99%	—	20,311
1400 Weston Way
PO Box 2653
West Chester, PA 19380
York Risk Services Holding Corp.	Business Services	Subordinated(3)	8.50%/S	10/1/2022	8.77%	—	2,227
99 Cherry Hill Road, Suite 102
Parsippany, NJ 07054
YP Holdings LLC / Print Media Holdings LLC(12)
2247 Northlake Parkway
Tucker, GA 30084
YP LLC / Print Media LLC	Media	First lien(2)	8.00% (L + 6.75%/M)	6/4/2018	8.61%	—	17,233
YP Equity Investors, LLC	Media	Warrants(5)	—	5/8/2022	—	4.96%	3,628

							20,861

Total Non-Controlled/Non-Affiliated Investments							$1,321,957

Non-Controlled/Affiliated Investments(24)
Edmentum Ultimate Holdings, LLC(19)	Education	Subordinated(3)	8.50% PIK/Q*	6/9/2020	8.82%	—	$3,950
5600 West 83rd Street, 8200 Tower, Suite 300	Education	Subordinated(2)	10.00% PIK/Q*	6/9/2020	10.38%	—	11,931
Bloomington, MN 55437	Education	Subordinated(3)	10.00% PIK/Q*	6/9/2020	10.38%	—	2,935
	Education	Ordinary shares(3)	—	—	—	19.15%	2,357
	Education	Ordinary shares(2)	—	—	—	19.15%	2,037
Edmentum, Inc. (fka Plato, Inc.) (Archipelago Learning, Inc.)	Education	Second lien(3)(11) — Drawn	5.00%/Q	6/9/2020	5.09%	—	4,002
	Education	Second lien(3)(11) — Undrawn	—	6/9/2020	—	—	—

							27,212

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(10)	Maturity / Expiration Date	Yield to Maturity At Cost(27)	Percent of Class Held(28)	Fair Value

							(in thousands)
Non-Controlled/Affiliated Investments (continued)
NMFC Senior Loan Program I LLC**	Investment Fund	Membership interest(3)	—	—	12.55%	24.73%	$22,820
787 Seventh Avenue, 48th Floor
New York, NY 10019
Tenawa Resource Holdings LLC(16)
333 Clay Street, Suite 4060
Houston, TX 77002
Tenawa Resource Management LLC	Energy	First lien(3)	10.50% (Base + 8.00%/Q)	5/12/2019	11.05%	—	39,151
QID NGL LLC	Energy	Ordinary shares(7)	—	—	—	5.25%	3,137

							42,288

Total Non-Controlled/Affiliated Investments							$92,320

Controlled Investments(25)
NMFC Senior Loan Program II LLC**	Investment Fund	Membership interest(3)	—	—	15.87%	79.40%	$27,790
787 Seventh Avenue, 48th Floor
New York, NY 10019
UniTek Global Services, Inc.	Business Services	First lien(2)	8.50% (L + 7.50%/Q)	1/13/2019	8.78%	—	11,000
Gwynedd Hall	Business Services	First lien(2)	9.88% (Base + 7.25% + 1.00% PIK/Q)*	1/13/2019	9.84%	—	5,845
1777 Sentry Parkway West, Suite 302	Business Services	Subordinated(2)	15.00% PIK/Q*	7/13/2019	15.87%	—	1,631
Blue Bell, PA 19422	Business Services	Subordinated(3)	15.00% PIK/Q*	7/13/2019	15.87%	—	976
	Business Services	First lien(3)(11) — Undrawn	—	1/13/2019	—	—	—
	Business Services	First lien(3)(11) — Undrawn	—	1/13/2019	—	—	—
	Business Services	Preferred shares(2)(21)	—	—	19.72%	26.76%	15,857
	Business Services	Preferred shares(3)(21)	—	—	19.72%	26.76%	4,382
	Business Services	Ordinary shares(2)	—	—	—	26.76%	12,773
	Business Services	Ordinary shares(3)	—	—	—	26.76%	3,530

							55,994

Total Controlled Investments							$83,784

Total Investments							$1,498,061

(1)
We generally acquire investments in private transactions exempt from registration under the Securities Act. These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
Investment is pledged as collateral for the Holdings Credit Facility, a revolving credit facility among us as Collateral Manager, NMF Holdings as the Borrower, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian.

(3)
Investment is pledged as collateral for the NMFC Credit Facility, a revolving credit facility among us as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and the Collateral Agent and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust as Lenders.

(4)
Investment is held in New Mountain Finance SBIC, L.P.

(5)
Investment is held in NMF YP Holdings, Inc.

(6)
Investment is held in NMF Ancora Holdings, Inc.

(7)
Investment is held in NMF QID NGL Holdings, Inc.

(8)
Investment or a portion of the investment is on non-accrual status.

(9)
Securities are registered under the Securities Act.

(10)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (L), the Prime Rate (P) and the alternative base rate (Base) and which resets monthly (M), quarterly (Q), semi-annually (S) or annually (A). For each investment the current interest rate provided reflects the rate in effect as of June 30, 2016.

(11)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities or delayed draws. Cost amounts represent the cash received at settlement date net the impact of paydowns and cash paid for drawn revolvers or delayed draws.

(12)
We hold investments in three related entities of YP Holdings LLC/Print Media Holdings LLC. We directly hold warrants to purchase a 4.96% membership interest of YP Equity Investors, LLC (which at closing represented an indirect 1.0% equity interest in YP Holdings LLC) and hold an investment in the Term Loan B loans issued by YP LLC and Print Media LLC, wholly-owned subsidiaries of YP Holdings LLC and Print Media Holdings LLC, respectively.

(13)
We hold investments in Packaging Coordinators, Inc. and one related entity of Packaging Coordinators, Inc. We have a debt investment in Packaging Coordinators, Inc. and hold ordinary equity in PCI Pharma Holdings UK Limited, a wholly-owned subsidiary of Packaging Coordinators, Inc.

(14)
We hold investments in ATI Acquisition Company and Ancora Acquisition LLC. We have debt investments in ATI Acquisition Company and preferred equity and warrants to purchase units of common membership interests of Ancora Acquisition LLC. We received our investments in Ancora Acquisition LLC as a result of our investments in ATI Acquisition Company.

(15)
We hold an investment in CompassLearning, Inc. that is structured as a first lien last out term loan.

(16)
We hold investments in two related entities of Tenawa Resource Holdings LLC. We hold 5.25% of the common units in QID NGL LLC (which at closing represented 98.1% of the ownership in the common units in Tenawa Resource Holdings LLC) and hold a first lien investment in Tenawa Resource Management LLC, a wholly-owned subsidiary of Tenawa Resource Holdings LLC.

(17)
We hold investments in QC McKissock Investment, LLC and one related entity of QC McKissock, LLC. We hold a first lien term loan in QC McKissock Investment, LLC (which at closing represented 71.1% of the ownership in the Series A common units of McKissock Investment Holdings, LLC) and hold a first lien term loan and a delayed draw term loan in McKissock, LLC, which is wholly-owned subsidiary of McKissock Investment Holdings, LLC.

(18)
We hold investments in TWDiamondback Holdings Corp. and one related entity of TWDiamondback Holdings Corp. We hold preferred equity in TWDiamondback Holdings Corp. and hold a first lien last out term loan and a delayed draw term loan in Diamondback Drugs of Delaware LLC, a wholly-owned subsidiary of TWDiamondback Holdings Corp.

(19)
We hold investments in Edmentum Ultimate Holdings, LLC and its related entities. We hold subordinated notes and ordinary equity in Edmentum Ultimate Holdings, LLC and hold a second lien revolver in Edmentum, Inc. and Archipelago Learning, Inc., which are wholly-owned subsidiaries of Edmentum Ultimate Holdings, LLC.

(20)
Total shares reported assumes shares issued for the capitalization of PIK interest. Actual shares owned total 50,000 as of June 30, 2016.

(21)
We hold preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 13.5% per annum payable in additional shares.

(22)
We hold investments in Education Management Corporation and one related entity of Education Management Corporation. We hold series A-1 convertible preferred stock and common stock in Education Management Corporation and hold a tranche A first lien term loan and a tranche B first lien term loan in Education Management II LLC, which is an indirect subsidiary of Education Management Corporation.

(23)
We hold an equity investment in TW-NHME Holdings Corp., as well as a second lien term loan investment in National HME, Inc., a wholly-owned subsidiary of TW-NHME Holdings Corp.

(24)
Denotes investments in which we are an "Affiliated Person", as defined in the Investment Company Act of 1940, as amended, due to owning or holding the power to vote 5.0% or more of the outstanding voting securities of the investment but not controlling the company.

(25)
Denotes investments in which we are in "Control", as defined in the Investment Company Act of 1940, as amended, due to owning or holding the power to vote 25.0% or more of the outstanding voting securities of the investment.

(26)
Investment was unsettled as of June 30, 2016. Maturity date is subject to change once the credit agreement has been executed.

(27)
Assumes that all investments not on non-accrual are purchased at the adjusted cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. Adjusted cost reflects the GAAP cost for post-IPO investments and a stepped up cost basis of pre-IPO investments (assuming a step-up to fair market value occurred on the IPO date). This calculation excludes the impact of existing leverage. Yield to Maturity at Cost uses the London Interbank Offered Rate ("LIBOR") curves at each quarter's respective end date.

(28)
Percent of class held is presented only for equity positions.

*
All or a portion of interest contains PIK interest.

**
Indicates assets that we deem to be "non-qualifying assets" under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70.00% of our total assets at the time of acquisition of any additional non-qualifying assets.

  As of June 30, 2016, 8.3% of our total assets were non-qualifying assets. As of June 30, 2016, we had no single investment that represented greater than 5.0% of our total assets.

MANAGEMENT

Board of Directors and Executive Officers

          Our business and affairs are managed under the direction of our board of directors. Our board of directors appoints our officers, who serve at the discretion of our board of directors. Our board of directors has an audit committee, a nominating and corporate governance committee, a valuation committee and a compensation committee and may establish additional committees from time to time as necessary.

          Our board of directors consists of seven members, four of whom are classified under applicable NYSE listing standards as "independent" directors and under Section 2(a)(19) of the 1940 Act as non-interested persons. Pursuant to our governing documents, our directors are divided into three classes. Each class of directors will hold office for a three-year term. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our governing documents also give our board of directors sole authority to appoint directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

          Information regarding our board of directors is set forth below. The directors have been divided into two groups — independent directors and interested directors. Interested directors are "interested persons" of NMFC as defined in Section 2(a)(19) of the 1940 Act. The address for each director is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

			Director	Expiration
Name	Age	Position	Since	of Term

Independent Directors
David Ogens	62	Director	2010	2018
Alfred F. Hurley, Jr.	62	Director	2010	2019
Kurt J. Wolfgruber	66	Director	2010	2017
David R. Malpass	60	Director	2012	2017
Interested Directors
Steven B. Klinsky	60	Chairman of the board of directors	2010	2017
Robert A. Hamwee	46	Chief Executive Officer and Director	2010	2019
Adam B. Weinstein	37	Executive Vice President and Chief Administrative Officer	2012	2018

Executive Officers Who Are Not Directors

          Information regarding our executive officers who are not directors is set forth below.

Name	Age	Position

Karrie J. Jerry	42	Chief Compliance Officer and Corporate Secretary
Shiraz Y. Kajee	36	Chief Financial Officer and Treasurer
John R. Kline	40	President and Chief Operating Officer

          The address for each executive officer is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

Biographical Information

Directors

          Each of our directors has demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors also has sufficient time available to devote to our affairs, is able to work with the other members of the board of directors and contribute to our success and can represent the long-term interests of our stockholders as a whole. We have selected our current directors to provide a range of backgrounds and experience to our board of directors. Set forth below is biographical information for each director, including a discussion of the director's particular experience, qualifications, attributes or skills that led us to conclude, as of the date of this prospectus, that the individual should serve as a director, in light of our business and structure.

Independent Directors

          David Ogens has been a director of NMFC since November 2010. Mr. Ogens has served as the President and a Director of Med Inc. since 2011, a company that provides complex rehabilitation services to patients with serious muscular/neuro diseases. Previously, Mr. Ogens served as Senior Managing Director and Head of Investment Banking at Leerink Swann LLC, a specialized healthcare investment bank focused on emerging growth healthcare companies, from 2005 to 2009. Prior to serving at Leerink Swann LLC, Mr. Ogens was Chairman and Co-Founder of SCS Financial Services, LLC, a private wealth management firm. Before co-founding SCS Financial Services, LLC in 2002, Mr. Ogens was a Managing Director in the Investment Banking Division of Goldman, Sachs & Co, where he served as a senior investment banker and a head of the High Technology Investment Banking Group. Mr. Ogens received his Bachelor of Arts ("B.A." or "A.B.") and Master of Business Administration ("M.B.A.") from the University of Virginia.

          Mr. Ogens brings his experience in wealth management and investment banking, including experience with debt issuances, as well as industry-specific expertise in the healthcare industry to our board of directors. This background positions Mr. Ogens well to serve as our director.

          Kurt J. Wolfgruber has been a director of NMFC since November 2010, and is currently a private investor. Mr. Wolfgruber served as President of OppenheimerFunds, Inc., an investment management company, from March 2007 until his departure in May of 2009, during which time he was responsible for OppenheimerFunds, Inc.'s Retail and Wealth Management business units. During such period, Mr. Wolfgruber also served as Chief Investment Officer, overseeing the direction of OppenheimerFunds, Inc.'s investment organization and directing the underlying investment process. Mr. Wolfgruber joined OppenheimerFunds, Inc. in April 2000 as Senior Investment Officer and Director of Domestic Equities, in which position he was responsible for the investment process of the assets managed by OppenheimerFunds, Inc.'s Domestic Equity Portfolio teams. In 2003, Mr. Wolfgruber was named Executive Vice President and Chief Investment Officer of OppenheimerFunds, Inc. with oversight responsibilities for all investment functions including equity and fixed income research and portfolio management, trading and risk management. Prior to joining OppenheimerFunds, Inc., Mr. Wolfgruber spent 26 years at JPMorgan Investment Management in various research, portfolio management and management leadership roles. He has served as a Trustee to Exchange Traded Concepts since 2012. Mr. Wolfgruber received his B.A. in Economics from Ithaca College and his M.B.A. from the University of Virginia. He is also a Chartered Financial Analyst.

          Mr. Wolfgruber brings experience in portfolio management and his abilities as a chartered financial analyst to our board of directors. This background positions Mr. Wolfgruber well to serve as our director.

          Alfred F. Hurley, Jr. has been a director of NMFC since November 2010. He was a Vice Chairman of Emigrant Bank and Emigrant Bancorp (collectively, the "Bank") from 2007 and 2009, respectively, to December 2012 and was a consultant to the Bank during 2013. His responsibilities at the Bank included advising the Bank's CEO on acquisitions and divestitures, asset/liability management, and new products. In addition, he was the Chairman of the Bank's Credit and Risk Management Committee from 2008 to 2012 and the Bank's acting Chief Risk Officer until January 2012. Before joining the Bank, Mr. Hurley was the Chief Executive Officer of M. Safra & Co., a private money management firm, from 2004 to 2007. Prior to joining M. Safra & Co., Mr. Hurley worked at Merrill Lynch ("ML") from 1976 to 2004. His most recent management positions included serving as Senior Vice President of ML & Co. and Head of Global Private Equity Investing, Managing Director and Head of Japan Investment Banking and Capital Markets, Managing Director and Co-Head of the Global Manufacturing and Services Group, and Managing Director and Head of the Global Automotive Aerospace and Transportation Group. As part of the management duties described above, he was a member of the Corporate and Institutional Client Group ("CICG") Executive Committee which had global responsibility for the firm's equity, debt, investment banking and private equity businesses, a member of the Japan CICG Executive Committee, and a member of the Global Investment Banking Management and Operating Group Committees. Mr. Hurley is also a member of the board of directors of Merrill Corporation, which is a privately held company that provides outsourced solutions for complex, regulated and confidential business information, where he serves as Chairman of the Compensation and Governance and Human Resources Committee and as a member of the Audit Committee. Since June 2016, Mr. Hurley has served as a member of the board of directors of Amaya, Inc., a publicly listed technology gaming company. Since February 2014, Mr. Hurley is the sole member of a consulting business, Alfred F. Hurley, Jr. & Company, LLC. Mr. Hurley graduated from Princeton University with an A.B. in History, cum laude.

          Mr. Hurley brings his experience in risk management as well as his experience in the banking and money management industries to our board of directors. This background positions Mr. Hurley well to serve as our director.

          David R. Malpass has been a director of NMFC since July 2012. He is currently president of Encima Global, an economic research and consulting firm serving institutional investors and corporate clients. His work provides insight and analysis on global economic and political trends, with investment research spanning equities, fixed income, commodities and currencies. Before founding Encima Global, LLC in 2008, Mr. Malpass served as Bear Stearns' chief economist and Senior Managing Director from 1993 to 2008. Between February 1984 and January 1993, Mr. Malpass held economic appointments during the Reagan and Bush Administrations. He was Deputy Assistant Treasury Secretary for Developing Nations, a Deputy Assistant Secretary of State, Republican Staff Director of Congress's Joint Economic Committee, and Senior Analyst for Taxes and Trade at the Senate Budget Committee. From 1977 to 1983, Mr. Malpass worked in Portland, Oregon as a Certified Public Accountant with Arthur Andersen's systems consulting group, the Controller at Consolidated Supply Co., and a contract administrator at Esco Corporation, a steel foundry. Mr. Malpass also has served on the board of directors of various UBS mutual funds since May 2014. Mr. Malpass authors the Current Events column in Forbes magazine, and his opinion pieces appear regularly in the Wall Street Journal. Mr. Malpass received a bachelor's degree in physics from Colorado College and a M.B.A. from the University of Denver. In addition to this, he studied international economics at Georgetown University's School of Foreign Service.

          Mr. Malpass brings his experience in global economics and research to our board of directors. This background positions Mr. Malpass well to serve as our director.

Interested Directors

          Steven B. Klinsky has served as Chairman of the board of directors of NMFC since July 2010. Mr. Klinsky is the Founder of New Mountain Capital and has served as New Mountain Capital's Chief Executive Officer since its inception in 1999. Prior to 1999, Mr. Klinsky served as a General Partner and an Associate Partner with Forstmann Little & Co. and co-founded Goldman, Sachs & Co.'s Leveraged Buyout Group. He currently serves on the board of directors of Gary Klinsky Children Centers, Private Equity Growth Capital Council, Victory Education Partners, SNL Financial LC, Avantor Performance Materials Holdings, Inc., IRI Group Holdings, Inc., and Overland Solutions, Inc., and during the five years prior to the date of this document has served on the board of directors of Oakleaf Global Holdings, Inc., Connextions, Inc., Apptis, Inc., MailSouth, Inc., National Medical Health Card Systems, Inc., RedPrairie Holding, Inc., Inmar, Inc. and Deltek, Inc. Mr. Klinsky received his B.A. in Economics and Political Philosophy from the University of Michigan. He received his M.B.A. from Harvard Business School and his J.D. from Harvard Law School.

          From his experience as an executive or director of public and private companies of financial advisory and private equity companies, Mr. Klinsky brings broad financial advisory and investment management expertise to the board of directors. Mr. Klinsky's intimate knowledge of our business and operations, as a Managing Director, Founder and Chief Executive Officer of New Mountain Capital and his experience as a board member or chairman of other publicly-held companies, positions him well to serve as the chairman of our board of directors.

          Robert A. Hamwee has served on the board of directors of NMFC since July 2010. Mr. Hamwee has served as NMFC's Chief Executive Officer since July 2010. Mr. Hamwee has also served as a Managing Director of New Mountain Capital since 2008. Prior to joining New Mountain Capital, Mr. Hamwee served as a Senior Executive of GSC Group Inc. ("GSC"), a leading institutional investment manager of alternative assets, where he had day-to-day responsibility for managing GSC's control distressed debt funds from 1999 to 2008. Prior to 1999, Mr. Hamwee held various positions at Greenwich Street Capital Partners, the predecessor to GSC, and with The Blackstone Group. Mr. Hamwee has chaired numerous Creditor Committees and Bank Steering Groups, and was formerly a director of a number of public and private companies, including Envirosource, Purina Mills, and Viasystems. Mr. Hamwee currently serves on the board of Edmentum, Inc., an NMFC portfolio company. Mr. Hamwee received his Bachelor of Business Administration ("B.B.A.") in Finance and Accounting from the University of Michigan.

          Mr. Hamwee's depth of experience in managerial operational positions in investment management and financial services and as a member of other corporate boards of directors, as well as his intimate knowledge of our business and operations, provides our board of directors valuable industry- and company-specific knowledge and expertise.

          Adam B. Weinstein has served on the board of directors of NMFC since July 2012. Mr. Weinstein has served as our Executive Vice President and Chief Administrative Officer since January 2013 and previously served as our Chief Financial Officer and Treasurer from July 2010. Mr. Weinstein also serves as a Managing Director and Chief Financial Officer of New Mountain Capital and has been in various roles since joining in 2005. Prior to joining New Mountain Capital in 2005, Mr. Weinstein was a Manager at Deloitte & Touche LLP and worked in that firm's merger and acquisition and private equity investor services areas. He also currently serves as a director of Bellerophon Therapeutics Inc., Great Oaks Foundation and Victory Education Partners. Mr. Weinstein sits on a number of boards of directors for professional and non-profit organizations. Mr. Weinstein received his B.S. from Binghamton University, is a member of the AICPA and is a New York State Certified Public Accountant.

          Mr. Weinstein brings his industry-specific expertise and background in accounting to our board of directors. This background positions Mr. Weinstein well to serve as our director.

Executive Officers Who Are Not Directors

          Karrie J. Jerry has served as Chief Compliance Officer ("CCO") and Corporate Secretary of NMFC since June 2015. Ms. Jerry joined NMFC in 2011 and served as NMFC's Compliance Vice President and Assistant Corporate Secretary prior to her appointment as CCO. From 2005 until 2011, Ms. Jerry served as a Compliance Associate and Assistant Corporate Secretary at Apollo Investment Corporation ("Apollo"), a business development company. While at Apollo, Ms. Jerry also served in compliance and corporate governance oversight roles of Apollo's other publicly listed funds, which included a real estate investment trust and one other closed-end fund. Ms. Jerry received a B.S. degree in Paralegal Studies from Boston University.

          Shiraz Y. Kajee has served as Chief Financial Officer and Treasurer of NMFC since December 2015. Prior to joining NMFC, Mr. Kajee was the Head of U.S. Finance at Man Investments from 2012 to 2015, where he was responsible for the accounting, tax and treasury functions for the U.S. operations of Man Group plc, a United Kingdom based alternative asset manager. From 2010 to 2012, Mr. Kajee was a Vice President of Private Wealth Finance at Goldman, Sachs & Co. and from 2006 to 2010 was a Senior Vice President of Corporate Loans Finance at Citigroup Inc. Mr. Kajee began his career at Ernst & Young LLP within their Financial Services Office Assurance practice. Mr. Kajee received both his Master of Science ("M.S.") in Accounting and a Bachelor of Business Administration ("B.B.A.") in Finance from Baruch College — City University of New York. He is a New York State Certified Public Accountant and a Chartered Global Management Accountant.

          John R. Kline has served as NMFC's President since July 2016 and Chief Operating Officer since January 2013. Mr. Kline also serves as a Managing Director of New Mountain Capital. Prior to joining New Mountain Capital in 2008, he worked at GSC Group Inc. from 2001 to 2008 as an investment analyst and trader for GSC Group Inc.'s control distressed and corporate credit funds. From 1999 to 2001, Mr. Kline was with Goldman, Sachs & Co. where he worked in the Credit Risk Management and Advisory Group. He currently serves as a director of UniTek Global Services, Inc., an NMFC portfolio company. Mr. Kline received an A.B. degree in History from Dartmouth College.

Board Leadership Structure

          Our board of directors monitors and performs an oversight role with respect to our business and affairs, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our board of directors approves the appointment of the Administrator and officers, reviews and monitors the services and activities performed by the Administrator and officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

          Under our bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to the chairman by the board of directors. We do not have a fixed policy as to whether the chairman of the board of directors should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and our stockholders at such times.

          Mr. Klinsky currently serves as the chairman of our board of directors. Mr. Klinsky is an "interested person" of NMFC as defined in Section 2(a)(19) of the 1940 Act because he is the Founder and Chief Executive Officer of New Mountain Capital, serves on the investment committee of the Investment Adviser and is the managing member of the sole member of the Investment Adviser. We believe that Mr. Klinsky's history with New Mountain Capital, familiarity with our investment objectives and investment strategy, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our board of directors. We believe that, at present, we are best served through this leadership structure, as Mr. Klinsky's relationship with the Investment Adviser and New Mountain Capital, provides an effective bridge and encourages an open dialogue between our management and our board of directors, ensuring that all groups act with a common purpose.

          Our board of directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board of directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management over which the chairman of the audit committee presides, the establishment of audit, valuation, nominating and corporate governance and compensation committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

          We recognize that different board leadership structures are appropriate for companies in different situations. We intend to continue to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board of Directors' Role In Risk Oversight

          Our board of directors performs its risk oversight function primarily through (1) its four standing committees which report to the board of directors, each of which is comprised solely of independent directors and (2) active monitoring by our chief compliance officer and our compliance policies and procedures.

          Our audit committee, valuation committee, nominating and corporate governance committee and compensation committee assist our board of directors in fulfilling its risk oversight responsibilities. The audit committee's risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements, including the independence of our independent auditors. The valuation committee is responsible for making recommendations in accordance with the valuation policies and procedures adopted by our board of directors, reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of our board of directors and reporting any deficiencies or violations of such valuation policies to our board of directors on at least a quarterly basis, and reviewing other matters that our board of directors or the valuation committee deems appropriate. The nominating and corporate governance committee's risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The compensation committee is responsible for periodically reviewing director compensation and recommending any appropriate changes to our board of directors. In addition, although we do not directly compensate our executive officers currently, to the extent that we do so in the future, the compensation committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation.

          Our board of directors performs its risk oversight responsibilities with the assistance of our chief compliance officer. The board of directors quarterly reviews a written report from the chief compliance officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. The chief compliance officer's quarterly report addresses at a minimum:

  •
  the operation of our compliance policies and procedures and our service providers since the last report;

  •
  any material changes to these policies and procedures since the last report;

  •
  any recommendations for material changes to these policies and procedures as a result of the chief compliance officer's review; and

  •
  any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks.

          In addition, the chief compliance officer meets separately in executive session with the independent directors at least once each year.

          We believe that our board of directors' role in risk oversight is effective, and appropriate given the extensive regulation to which we are subject as a BDC. We are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited because our asset coverage must equal at least 200.0% immediately after we incur indebtedness. On November 5, 2014, we received exemptive relief from the SEC to permit us to exclude the SBA-guaranteed debentures of SBIC LP from our 200.0% asset coverage test under the 1940 Act. As such, our ratio of total consolidated assets to outstanding indebtedness may be less than 200.0%. This provides us with increased investment flexibility but also increases our risks related to leverage. We generally have to invest at least 70.0% of our total assets in "qualifying assets" and are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

          We recognize that different board of director roles in risk oversight are appropriate for companies in different situations. We intend to continue to re-examine the manner in which our board of directors administers its oversight function on an ongoing basis to ensure that its continues to meet our needs.

Committees of the Board of Directors

          Our board of directors has established an audit committee, a nominating and corporate governance committee, a compensation committee and a valuation committee. The members of each committee have been appointed by our board of directors and serve until their successor is elected and qualifies, unless they are removed or resign. During 2015, our board of directors held eight board of directors meetings, four audit committee meetings, two nominating and corporate governance committee meetings, one compensation committee meeting and eight valuation committee meetings. All directors attended at least 75.0% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee

          The audit committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at www.newmountainfinance.com. The charter sets forth the responsibilities of the audit committee. The audit committee is responsible for recommending the selection of, engagement of and discharge of our independent auditors, reviewing the plans, scope and results of the audit engagement with the independent auditors, approving professional services provided by the independent auditors (including compensation therefore), reviewing the independence of the independent auditors and reviewing the adequacy of our internal controls over financial reporting. The members of the audit committee are Alfred F. Hurley, Jr., David R. Malpass, David Ogens and Kurt J. Wolfgruber, each of whom is not an interested person of NMFC for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Kurt J. Wolfgruber serves as the chairman of the audit committee, and our board of directors has determined that Alfred F. Hurley, Jr., David Ogens and Kurt J. Wolfgruber are "audit committee financial experts" as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act, and that each of them meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

          The nominating and corporate governance committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at www.newmountainfinance.com. The charter sets forth the responsibilities of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for determining criteria for service on the board of directors, identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our board of directors or committees of the board of directors, developing and recommending to the board of directors a set of corporate governance principles and overseeing the self-evaluation of the board of directors and its committees and evaluation of our management. The nominating and corporate governance committee considers nominees properly recommended by our stockholders. The members of the nominating and corporate governance committee are Alfred F. Hurley, Jr., David R. Malpass, David Ogens and Kurt J. Wolfgruber, each of whom is not an interested person of NMFC for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Alfred F. Hurley, Jr. serves as the chairman of the nominating and corporate governance committee.

          The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the board of directors, us and our stockholders. In considering possible candidates for election as a director, the nominating and corporate governance committee takes into account, in addition to such other factors as they deem relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to management;

  •
  have sufficient time available to devote to our affairs;

  •
  are able to work with the other members of the board of directors and contribute to our success;

  •
  can represent the long-term interests of our stockholders as a whole; and

  •
  are selected such that the board of directors represent a range of backgrounds and experience.

          The nominating and corporate governance committee has not adopted formal policies with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee's goal of creating a board of directors that best serves our needs and the interest of our stockholders.

Compensation Committee

          The compensation committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at www.newmountainfinance.com. The charter sets forth the responsibilities of the compensation committee. The compensation committee is responsible for periodically reviewing director compensation and recommending any appropriate changes to the board of directors. In addition, although we do not directly compensate our executive officers currently, to the extent that we do so in the future, the compensation committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation. The compensation committee is also responsible for annually reviewing and recommending for approval to our board of directors an investment advisory and management agreement and an administration agreement. Lastly, the compensation committee would produce a report on our executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations and, if applicable, make recommendations to the board of directors on our executive compensation practices and policies. The compensation committee has the authority to engage compensation consultants, although it does not currently do so, and to delegate its duties and responsibilities to a member or to a subcommittee of the compensation committee. The compensation committee is composed of Alfred F. Hurley, Jr., David R. Malpass, David Ogens and Kurt J. Wolfgruber, each of whom is not an interested person of NMFC for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Alfred F. Hurley, Jr. serves as chairman of the compensation committee.

Valuation Committee

          The valuation committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at www.newmountainfinance.com. The charter set forth the responsibilities of the valuation committee. The valuation committee is responsible for making recommendations in accordance with the valuation policies and procedures adopted by our board of directors, reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of our board of directors and reporting any deficiencies or violations of such valuation policies to our board of directors on at least a quarterly basis, and reviewing other matters that our board of directors or the valuation committee deems appropriate. The valuation committee is composed of Alfred F. Hurley, Jr., David R. Malpass, David Ogens and Kurt J. Wolfgruber, each of whom is not an interested person of NMFC for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. David Ogens serves as chairman of the valuation committee.

 Compensation of Directors

          The following table sets forth the compensation of our directors for the year ended December 31, 2015.

Name	Fees Paid in Cash(1)	All Other Compensation(2)	Total

Interested Directors
Steven B. Klinsky	—	—	—
Robert A. Hamwee	—	—	—
Adam B. Weinstein	—	—	—
Independent Directors
David Ogens	$116,052	—	$116,052
Alfred F. Hurley, Jr.	$105,190	—	$105,190
Kurt J. Wolfgruber	$111,690	—	$111,690
David R. Malpass	$103,190	—	$103,190

(1)
For a discussion of the independent directors' compensation, see below.

(2)
We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors

          Effective October 1, 2015, our independent directors receive an annual retainer fee of $95,000 (which was $85,000 before October 1, 2015) and further receive a fee of $2,500 for each regularly scheduled board of directors meeting and a fee of $1,000 for each special board of directors meeting as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board of directors meeting. In addition, the chairman of the audit committee receives an annual retainer of $7,500, while the chairman of the valuation committee, the chairman of the compensation committee and the chairman of the nominating and corporate governance committee receive annual retainers of $5,000, $1,000 and $1,000, respectively. No compensation is paid to directors who are interested persons of NMFC as defined in the 1940 Act.

Compensation of Executive Officers

          None of our executive officers receive direct compensation from us. We do not engage any compensation consultants. The compensation of the principals and other investment professionals of the Investment Adviser are paid by the Investment Adviser. Compensation paid to our chief financial officer and chief compliance officer is set by the Administrator and is subject to reimbursement by us of the allocable portion of such compensation for services rendered to us.

Indemnification Agreements

          We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide the directors the maximum indemnification permitted under Delaware law and the 1940 Act. Each indemnification agreement provides that we shall indemnify the director who is a party to the agreement, or an Indemnitee, including the advancement of legal expenses, if, by reason of his corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Delaware law and the 1940 Act.

PORTFOLIO MANAGEMENT

          The management of our investment portfolio is the responsibility of the Investment Adviser and the Investment Committee, which currently consists of Steven B. Klinsky, Robert A. Hamwee, Adam B. Weinstein and John R. Kline. The fifth and final member of the Investment Committee will consist of a New Mountain Capital Managing Director who will hold the position on the Investment Committee on an annual rotating basis. Beginning in August 2016, Mathew J. Lori was appointed to the Investment Committee for a one year term. In addition, our executive officers and certain investment professionals of the Investment Adviser are invited to all Investment Committee meetings. We consider Mr. Hamwee to be our portfolio manager. The Investment Committee is responsible for approving purchases and sales of our investments above $10.0 million in aggregate by issuer. Purchases and dispositions below $10.0 million may be approved by our Chief Executive Officer. These approval thresholds are subject to change over time.

Investment Personnel

          As of June 30, 2016, the Investment Adviser was supported by approximately 100 New Mountain Capital staff members, including approximately 60 investment professionals. These individuals, in addition to the Investment Committee, are primarily responsible for the day-to-day management of our portfolio. The Investment Adviser may retain additional investment professionals, based upon its needs.

          Below are the biographies for selected senior investment professionals of the Investment Adviser, whose biographies are not included elsewhere in this prospectus. For more information regarding the business experience of Messrs. Kline, Klinsky, Hamwee and Weinstein, see "Management — Biographical Information — Directors — Interested Directors" and "Management — Biographical Information — Executive Officers Who Are Not Directors".

          Mathew J. Lori currently serves on the Investment Adviser's Investment Committee and serves as a Managing Director of New Mountain Capital. Prior to joining New Mountain Capital in 2007, Mr. Lori served as a Managing Director of CCMP Capital Advisors and its predecessor firm, JP Morgan Partners, where he was responsible for investing on behalf of global funds with more than $10 billion under management. Mr. Lori received his B.S. from the University of Windsor and his M.B.A. from the JL Kellogg Graduate School of Management at Northwestern University. Mr. Lori serves as the lead director of IRI Worldwide, ABB Optical Group, Alexander Mann Solutions, Diversified Foodservice Supply and Strategic Partners, all of which are portfolio companies of New Mountain Capital.

          James W. Stone III currently serves as a Managing Director of New Mountain Capital and has been in various roles since joining in 2011. Prior to joining New Mountain Capital, he worked for The Blackstone Group as a Managing Director of GSO Capital Partners. At Blackstone, Mr. Stone was responsible for originating, evaluating, executing and monitoring various senior secured and mezzanine debt investments across a variety of industries. Before joining Blackstone in 2002, Mr. Stone worked as a Vice President in Lehman Brothers' Communications and Media Group and as a Vice President in UBS Warburg's Leveraged Finance Department. Prior to that, Mr. Stone worked at Nomura Securities International, Inc. with the team that later founded Blackstone's corporate debt investment unit. Mr. Stone received a B.S. in Mathematics and Physics from The University of the South and an M.B.A. with concentrations in finance and accounting from The University of Chicago's Graduate School of Business.

          The table below shows the dollar range of shares of our common stock beneficially owned by our portfolio manager.

Name of Portfolio Manager	Dollar Range of Equity Securities of NMFC(1)(2)

Robert A. Hamwee	over $1,000,000

(1)
The dollar range of equity securities beneficially owned in NMFC is based on the closing price for NMFC's common stock of $13.79 on October 4, 2016 on the NYSE. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)
The dollar range of equity securities beneficially owned are: none, $1 - $10,000, $10,001 -$50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 or over $1,000,000.

          Mr. Hamwee is not primarily responsible for the day-to-day management of any other portfolio other than our portfolio. Mr. Hamwee is a Managing Director of New Mountain Capital, which as of June 30, 2016 had assets under management totaling more than $15.0 billion(1), which includes total assets held by us, used to calculate New Mountain Capital's management fees related to such funds. See "Risk Factors — Risks Relating to Our Business — The Investment Adviser has significant potential conflicts of interest with us and, consequently, your interests as stockholders which could adversely impact our investment returns".

Compensation

          None of the Investment Adviser's investment professionals are employed by us or will receive any direct compensation from us in connection with the management of our portfolio. Mr. Klinsky, through his financial interest in the Investment Adviser, is entitled to a portion of any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement.

(1)
Includes amounts committed, not all of which have been drawn down and invested to-date, as of June 30, 2016, as well as amounts called and returned since inception.

INVESTMENT MANAGEMENT AGREEMENT

          NMFC is a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. NMFC is externally managed by the Investment Adviser and pays the Investment Adviser a fee for its services. The following summarizes the arrangements between NMFC and the Investment Adviser pursuant to the Investment Management Agreement.

Overview of the Investment Adviser

Management Services

          The Investment Adviser is registered as an Investment Adviser under the Advisers Act. The Investment Adviser serves pursuant to the Investment Management Agreement in accordance with the 1940 Act. Subject to the overall supervision of our board of directors, the Investment Adviser manages our day-to-day operations and provides us with investment advisory and management services. Under the terms of the Investment Management Agreement, the Investment Adviser:

  •
  determines the composition of our portfolio, the nature and timing of the changes to its portfolio and the manner of implementing such changes;

  •
  determines the securities and other assets that we will purchase, retain or sell;

  •
  identifies, evaluates and negotiates the structure of the investments that we make;

  •
  executes, monitors and services the investments that we make;

  •
  performs due diligence on prospective portfolio companies;

  •
  votes, exercises consents and exercises all other rights appertaining to such securities and other assets on our behalf; and

  •
  provides us with such other investment advisory, research and related services as we may, from time to time, reasonably require.

          The Investment Adviser's services under the Investment Management Agreement are not exclusive, and the Investment Adviser (so long as its services to us are not impaired) and/or other entities affiliated with New Mountain Capital are permitted to furnish similar services to other entities.

Management Fees

          Pursuant to the Investment Management Agreement, NMFC has agreed to pay the Investment Adviser a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to the Investment Adviser and any incentive fees paid in cash to the Investment Adviser are borne by NMFC and, as a result, are indirectly borne by NMFC's common stockholders.

Base Management Fees

          Pursuant to the Investment Management Agreement, the base management fee is calculated at an annual rate of 1.75% of our gross assets, which equals our total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the SLF Credit Facility and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of our gross assets, which equals our total assets, as determined in accordance with GAAP, less the borrowings under the SLF Credit Facility and cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter. We have not invested, and currently do not invest, in derivatives. To the extent we invest in derivatives in the future, we will use the actual value of the derivatives, as reported on our Consolidated Statements of Assets and Liabilities, for purposes of calculating our base management fee.

          Since IPO, the base management fee calculation has deducted the borrowings under the SLF Credit Facility. The SLF Credit Facility had historically consisted of primarily lower yielding assets at higher advance rates. As part of an amendment to our existing credit facilities with Wells Fargo Bank, National Association, the SLF Credit Facility merged with the Predecessor Holdings Credit Facility and into the Holdings Credit Facility on December 18, 2014. Post credit facility merger and to be consistent with the methodology since the IPO, the Investment Adviser will continue to waive management fees on the leverage associated with those assets that share the same underlying yield characteristics with investments leveraged under the legacy SLF Credit Facility, which as of June 30, 2016 approximated $269.6 million. The Investment Adviser cannot recoup management fees that the Investment Adviser has previously waived. For the three and six months ended June 30, 2016, management fees waived were approximately $1.2 million and $2.6 million, respectively.

Incentive Fees

          The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our "Pre-Incentive Fee Adjusted Net Investment Income" for the immediately preceding quarter, subject to a "preferred return", or "hurdle", and a "catch-up" feature. "Pre-Incentive Fee Net Investment Income" means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, as amended and restated, with the Administrator, and any interest expense and distributions paid on any issued and outstanding preferred stock (of which there is none as of June 30, 2016), but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

          Under GAAP, our IPO did not step-up the cost basis of our existing investments to fair market value at the IPO date. Since the total value of our investments at the time of the IPO was greater than the investments' cost basis, a larger amount of amortization of purchase or original issue discount, as well as different amounts in realized gain and unrealized appreciation, may be recognized under GAAP in each period than if the step-up had occurred. This will remain until such predecessor investments are sold or mature in the future. We track the transferred (or fair market) value of each of our investments as of the time of the IPO and, for purposes of the incentive fee calculation, adjust Pre-Incentive Fee Net Investment Income to reflect the amortization of purchase or original issue discount on our investments as if each investment was purchased at the date of the IPO, or stepped up to fair market value. This is defined as "Pre-Incentive Fee Adjusted Net Investment Income". We also use the transferred (or fair market) value of each of our investments as of the time of the IPO to adjust capital gains ("Adjusted Realized Capital Gains") or losses ("Adjusted Realized Capital Losses") and unrealized capital appreciation ("Adjusted Unrealized Capital Appreciation") and unrealized capital depreciation ("Adjusted Unrealized Capital Depreciation").

          Pre-Incentive Fee Adjusted Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a

"hurdle rate" of 2.0% per quarter (8.0% annualized), subject to a "catch-up" provision measured as of the end of each calendar quarter. The hurdle rate is appropriately pro-rated for any partial periods. The calculation of our incentive fee with respect to the Pre-Incentive Fee Adjusted Net Investment Income for each quarter is as follows:

  •
  No incentive fee is payable to the Investment Adviser in any calendar quarter in which our Pre-Incentive Fee Adjusted Net Investment Income does not exceed the hurdle rate of 2.0% (the "preferred return" or "hurdle").

  •
  100.0% of our Pre-Incentive Fee Adjusted Net Investment Income with respect to that portion of such Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser. This portion of our Pre-Incentive Fee Adjusted Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) is referred to as the "catch-up". The catch-up provision is intended to provide the Investment Adviser with an incentive fee of 20.0% on all of our Pre-Incentive Fee Adjusted Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Adjusted Net Investment Income exceeds 2.5% in any calendar quarter.

  •
  20.0% of the amount of our Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved.

          The following is a graphical representation of the calculation of the income related portion of the incentive fee:

Quarterly Incentive Fee Based on "Pre-Incentive Fee Adjusted Net Investment Income"
Pre-Incentive Fee Adjusted Net Investment Income
(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Adjusted Net Investment
Income allocated to income related portion of incentive fee

          These calculations will be appropriately prorated for any period of less than three months and adjusted for any equity capital raises or repurchases during the current calendar quarter.

          The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20.0% of our Adjusted Realized Capital Gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

          In accordance with GAAP, we accrue a hypothetical capital gains incentive fee based upon the cumulative net Adjusted Realized Capital Gains and Adjusted Realized Capital Losses and the cumulative net Adjusted Unrealized Capital Appreciation and Adjusted Unrealized Capital Depreciation on investments held at the end of each period. Actual amounts paid to the Investment

Adviser are consistent with the Investment Management Agreement and are based only on actual Adjusted Realized Capital Gains computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis from inception through the end of each calendar year as if the entire portfolio was sold at fair value.

Example 1: Income Related Portion of Incentive Fee for Each Calendar Quarter*:

Alternative 1

Assumptions

  Investment income (including interest, dividends, fees, etc.) = 1.25%
  Hurdle rate(1) = 2.00%
  Management fee(2) = 0.44%
  Other expenses (legal, accounting, safekeeping agent, transfer agent, etc.)(3) = 0.20%

  Pre-Incentive Fee Adjusted Net Investment Income
  (investment income – (management fee + other expenses)) = 0.61%

          Pre-Incentive Fee Adjusted Net Investment Income does not exceed the hurdle rate, therefore there is no income related incentive fee.

Alternative 2

Assumptions

  Investment income (including interest, dividends, fees, etc.) = 2.90%
  Hurdle rate(1) = 2.00%
  Management fee(2) = 0.44%
  Other expenses (legal, accounting, safekeeping agent, transfer agent, etc.)(3) = 0.20%

  Pre-Incentive Fee Adjusted Net Investment Income
  (investment income – (management fee + other expenses)) = 2.26%

  Incentive fee = 100.00% × Pre-Incentive Fee Adjusted Net Investment Income (subject to "catch-up")(4)

    = 100.00% × (2.26% – 2.00%)

    = 0.26%

          Pre-Incentive Fee Adjusted Net Investment Income exceeds the hurdle rate, but does not fully satisfy the "catch-up" provision, therefore the income related portion of the incentive fee is 0.26%.

Alternative 3

Assumptions

  Investment income (including interest, dividends, fees, etc.) = 3.50%
  Hurdle rate(1) = 2.00%
  Management fee(2) = 0.44%
  Other expenses (legal, accounting, safekeeping agent, transfer agent, etc.)(3) = 0.20%

  Pre-Incentive Fee Adjusted Net Investment Income
  (investment income – (management fee + other expenses)) = 2.86%

  Incentive fee = 100.00% × Pre-Incentive Fee Adjusted Net Investment Income (subject to "catch-up")(4)

  Incentive fee = 100.00% × "catch-up" + (20.00% × (Pre-Incentive Fee Adjusted Net Investment Income – 2.50%))

  Catch-up = 2.50% – 2.00%
                  = 0.50%

  Incentive fee = (100.00% × 0.50%) + (20.00% × (2.86% – 2.50%))

                         = 0.50% + (20.00% × 0.36%)

                         = 0.50% + 0.07%

                         = 0.57%

          Pre-Incentive Fee Adjusted Net Investment Income exceeds the hurdle rate, and fully satisfies the "catch-up" provision, therefore the income related portion of the incentive fee is 0.57%.

*
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets and assumes, for our investments held prior to the IPO, interest income has been adjusted to reflect the amortization of purchase or original issue discount as if each investment was purchased at the date of the IPO, or stepped up to fair market value.

(1)
Represents 8.00% annualized hurdle rate.

(2)
Assumes 1.75% annualized base management fee.

(3)
Excludes organizational and offering expenses.

(4)
The "catch-up" provision is intended to provide the Investment Adviser with an incentive fee of 20.00% on all Pre-Incentive Fee Adjusted Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.50% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee*:

Alternative 1

Assumptions

  Year 1: $20.0 million investment made in Company A ("Investment A"), and $30.0 million investment made in Company B ("Investment B")

  Year 2: Investment A sold for $50.0 million and fair market value ("FMV") of Investment B determined to be $32.0 million

  Year 3: FMV of Investment B determined to be $25.0 million

  Year 4: Investment B sold for $31.0 million

  The capital gains portion of the incentive fee would be:

  Year 1: None

  Year 2: Capital gains incentive fee of $6.0 million — ($30.0 million realized capital gains on sale of Investment A multiplied by 20.0%)

  Year 3: None — $5.0 million (20.0% multiplied by ($30.0 million cumulative capital gains less $5.0 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2)

  Year 4: Capital gains incentive fee of $0.2 million — $6.2 million ($31.0 million cumulative realized capital gains multiplied by 20.0%) less $6.0 million (capital gains incentive fee taken in Year 2)

Alternative 2

Assumptions

  Year 1: $20.0 million investment made in Company A ("Investment A"), $30.0 million investment made in Company B ("Investment B") and $25.0 million investment made in Company C ("Investment C")

  Year 2: Investment A sold for $50.0 million, FMV of Investment B determined to be $25.0 million and FMV of Investment C determined to be $25.0 million

  Year 3: FMV of Investment B determined to be $27.0 million and Investment C sold for $30.0 million

  Year 4: FMV of Investment B determined to be $35.0 million

  Year 5: Investment B sold for $20.0 million

  The capital gains incentive fee, if any, would be:

  Year 1: None

  Year 2: $5.0 million capital gains incentive fee — 20.0% multiplied by $25.0 million ($30.0 million realized capital gains on Investment A less $5.0 million unrealized capital depreciation on Investment B)

  Year 3: $1.4 million capital gains incentive fee — $6.4 million (20.0% multiplied by $32.0 million ($35.0 million cumulative realized capital gains less $3.0 million unrealized capital depreciation)) less $5.0 million capital gains incentive fee received in Year 2

  Year 4: $0.6 million capital gains incentive fee — $7.0 million (20.0% multiplied by $35.0 million cumulative realized capital gains) less cumulative $6.4 million capital gains incentive fee received in Year 2 and Year 3

  Year 5: None — $5.0 million (20.0% multiplied by $25.0 million (cumulative realized capital gains of $35.0 million less realized capital losses of $10.0 million)) less $7.0 million cumulative capital gains incentive fee paid in Year 2, Year 3 and Year 4(1)

*
The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example. The capital gains incentive fees are calculated on an "adjusted" basis for our investments held prior to the IPO and assumes those investments have been adjusted to reflect the amortization of purchase or original issue discount as if each investment was purchased at the date of the IPO, or stepped up to fair market value.

(1)
As noted above, it is possible that the cumulative aggregate capital gains fee received by the Investment Adviser ($7.0 million) is effectively greater than $5.0 million (20.0% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25.0 million)).

 Payment of Expenses

          Our primary operating expenses are the payment of a base management fee and any incentive fees under the Investment Management Agreement and the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

  •
  organizational and offering expenses;

  •
  the investigation and monitoring of our investments;

  •
  the cost of calculating net asset value;

  •
  interest payable on debt, if any, to finance our investments;

  •
  the cost of effecting sales and repurchases of shares of our common stock and other securities;

  •
  management and incentive fees payable pursuant to the Investment Management Agreement;

  •
  fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

  •
  transfer agent and custodial fees;

  •
  fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events);

  •
  federal and state registration fees;

  •
  any exchange listing fees;

  •
  federal, state, local and foreign taxes;

  •
  independent directors' fees and expenses;

  •
  brokerage commissions;

  •
  costs of proxy statements, stockholders' reports and notices;

  •
  costs of preparing government filings, including periodic and current reports with the SEC;

  •
  fees and expenses associated with independent audits and outside legal costs;

  •
  costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

  •
  fidelity bond, liability insurance and other insurance premiums; and

  •
  printing, mailing and all other direct expenses incurred by either the Investment Adviser or us in connection with administering our business, including payments under the Administration Agreement that is based upon our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement, including the allocable portion of the compensation of our chief financial officer and chief compliance officer and their respective staffs.

Duration and Termination

          The Investment Management Agreement, which became effective on May 8, 2014 and was most recently re-approved by our board of directors on February 3, 2016, provides that the Investment Management Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of the board of directors, or by the vote of a majority of the outstanding voting securities of NMFC and (B) the vote of a majority of NMFC's board of directors who are not parties to the Investment Management Agreement or "interested persons" (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party, in accordance with the requirements of the 1940 Act. Notwithstanding the foregoing, the Investment Management Agreement may be terminated (i) by NMFC at any time, without the payment of any penalty, upon giving the Investment Adviser 60 days' written notice (which notice may be waived by the Investment Adviser), provided that such termination by NMFC shall be directed or approved by the vote of a majority of the directors of NMFC in office at the time or by the vote of a majority of the voting securities of NMFC at the time outstanding and entitled to vote, or (ii) by the Investment Adviser on 60 days' written notice to NMFC (which notice may be waived by NMFC).

Indemnification

          The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Investment Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser's services under the Investment Management Agreement or otherwise as the Investment Adviser.

Organization of the Investment Adviser

          The Investment Adviser is a Delaware limited liability company. The principal address of the Investment Adviser is 787 Seventh Avenue, 48th Floor, New York, New York 10019. The Investment Adviser is ultimately controlled by Steven B. Klinsky through Mr. Klinsky's interest in New Mountain Capital.

Board Approval of the Investment Management Agreement

          A discussion regarding the basis for our board of directors' approval of the Investment Management Agreement was included in our annual report on Form 10-K for the period ending December 31, 2015, which was filed with the SEC on February 29, 2016.

ADMINISTRATION AGREEMENT

          We have entered into the Administration Agreement with the Administrator, under which the Administrator provides administrative services for us, including arranging office facilities for us and providing office equipment and clerical, bookkeeping and recordkeeping services at such facilities. Under the Administration Agreement, the Administrator also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC, which includes, but is not limited to, providing the services of our Chief Financial Officer. In addition, the Administrator assists us in determining and publishing our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we reimburse the Administrator the allocable portion of overhead and other expenses incurred by it in performing its obligations to us under the Administration Agreement, including our allocable portion of the costs of compensation and related expenses of our Chief Financial Officer and Chief Compliance Officer, and their respective staffs. The Administrator may also provide on our behalf managerial assistance to our portfolio companies. The Administration Agreement may be terminated by us or the Administrator without penalty upon 60 days' written notice to the other party. Pursuant to the Administration Agreement, and further restricted by us, the Administrator may, in its own discretion, submit to us for reimbursement some or all of the expenses that the Administrator has incurred on our behalf during any quarterly period. As a result, the amount of expenses for which we will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to us for reimbursement in the future. However, it is expected that the Administrator will continue to support part of our expense burden in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived.

          The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Administrator and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of services under the Administration Agreement or otherwise as administrator for us.

LICENSE AGREEMENT

          We, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant us, the Investment Adviser and the Administrator a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance". Under this Trademark License Agreement, as amended, subject to certain conditions, we, the Investment Adviser and the Administrator have a right to use the "New Mountain" and the "New Mountain Finance" names for so long as the Investment Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we, the Investment Adviser and the Administrator have no legal right to the "New Mountain" and the "New Mountain Finance" names.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          We have entered into an Investment Management Agreement with the Investment Adviser. Pursuant to the Investment Management Agreement, payments will be equal to (a) a base management fee of 1.75% of the value of our gross assets and (b) an incentive fee based on our performance. Steven B. Klinsky, through his financial interest in the Investment Adviser, is entitled to a portion of any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement. In addition, our executive officers and directors, as well as the current or future members of the Investment Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our and our stockholders' best interests.

          Although we are currently New Mountain Capital's only vehicle focused primarily on investing in first and second lien debt, unsecured notes and mezzanine securities, in the future, the principals of the Investment Adviser and/or New Mountain Capital employees that provide services pursuant to the Investment Management Agreement may manage other funds which may from time to time have overlapping investment objectives with us and, accordingly, may invest in, whether principally or secondarily, asset classes similar to those targeted by us. If this occurs, the Investment Adviser may face conflicts of interest in allocating investment opportunities to us and such other funds. Although the investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by the Investment Adviser or persons affiliated with the Investment Adviser or that certain of these investment funds may be favored over us. When these investment professionals identify an investment, they will be forced to choose which investment fund should make the investment. Alternatively, depending on the availability of such investments and other appropriate factors, the Investment Adviser or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Adviser's allocation procedures.

          We have entered into the Administration Agreement with the Administrator. The Administrator arranges office space for us and provides office equipment and administrative services necessary to conduct our day-to-day operations pursuant to the Administration Agreement. We reimburse the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to us under the Administration Agreement, which includes the fees and expenses associated with performing administrative, finance, and compliance functions, and the compensation of our chief financial officer and chief compliance officer and their respective staffs. Pursuant to the Administration Agreement, as amended and restated, and further restricted by us, the Administrator may, in its own discretion, submit to us for reimbursement some or all of the expenses that the Administrator has incurred on our behalf during any quarterly period. As a result, the amount of expenses for which we will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to us for reimbursement in the future. However, it is expected that the Administrator will continue to support part of our expense burden in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived.

          We, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain

Capital has agreed to grant us, the Investment Adviser and the Administrator a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance". Under this Trademark License Agreement, as amended, subject to certain conditions, we, the Investment Adviser and the Administrator have a right to use the "New Mountain" and the "New Mountain Finance" names for so long as the Investment Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we, the Investment Adviser and the Administrator have no legal right to the "New Mountain" and the "New Mountain Finance" names.

          Concurrently with the closing of NMFC's initial public offering, NMFC sold 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in a separate private placement at the initial public offering price per share.

          In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our board of directors reviews these procedures on a quarterly basis.

          We have adopted a Code of Ethics which applies to, among others, our senior officers, including our chief executive officer and chief financial officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual's personal interests and our interests. Pursuant to such Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our chief compliance officer.

 CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

          The following table sets forth information with respect to the beneficial ownership of our common stock by:

  •
  each person known to us to beneficially own 5.0% or more of the outstanding shares of our common stock;

  •
  each of our directors and each executive officer individually; and

  •
  all of our directors and executive officers as a group.

          Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and includes voting or investment power (including the power to dispose) with respect to the securities. Assumes no other purchases or sales of securities since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that NMFC has with respect to the present intent of the beneficial owners of the securities listed in the table below.

          Percentage of beneficial ownership below takes into account 63,756,888 shares of our common stock outstanding as of September 29, 2016. Unless otherwise indicated, the address for each listed holder is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

	Type of	NMFC Shares

Name	Ownership in NMFC	Number(1)	Percentage

Beneficial Owners of More than 5.0%:
Wells Fargo & Company(2)	Direct	5,748,926	9.02%
Executive Officers:
Karrie J. Jerry	Direct	1,592	*
Shiraz Y. Kajee	Direct	—	*
John R. Kline	Direct	21,879	*
Interested Directors:
Steven B. Klinsky(3)	Direct and Beneficial	5,649,755	8.86%
Robert A. Hamwee	Direct and Beneficial	233,962	*
Adam B. Weinstein	Direct	62,503	*
Independent Directors:
Albert F. Hurley, Jr.	Direct	27,164	*
David R. Malpass	Direct and Beneficial	77,911	*
David Ogens	Direct	41,351	*
Kurt J. Wolfgruber	Direct and Beneficial	73,298	*
All executive officers and directors as a group (10 persons)	Direct and Beneficial	6,189,415	9.71%

*
Represents less than 1.0%.

(1)
Any fractional shares owned directly or beneficially have been rounded down for purposes of this table.

(2)
Such securities are held by certain investment vehicles controlled and/or managed by Wells Fargo & Company or its affiliates. The address for Wells Fargo & Company is 420 Montgomery Street, San Francisco, California 94104.

(3)
Mr. Klinsky directly owns 4,708,695 shares of our common stock. The Steven B. Klinsky Trust directly owns 140,573 shares of our common stock. The Steven B. Klinsky Non-GST Exempt Trust holds 800,487 shares of our common stock.

          The following table sets forth the dollar range of our equity securities over which holders of our common stock have voting power that is beneficially owned by each of our directors.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)

Interested Directors:
Steven B. Klinsky	Over $100,000
Robert A. Hamwee	Over $100,000
Adam B. Weinstein	Over $100,000
Independent Directors:
Albert F. Hurley, Jr.	Over $100,000
David R. Malpass	Over $100,000
David Ogens(4)	Over $100,000
Kurt J. Wolfgruber	Over $100,000

(1)
Beneficial ownership has been determined in accordance with Exchange Act Rule 16a-1(a)(2).

(2)
The dollar range of our equity securities beneficially owned is based on the closing price for our common stock of $13.79 per share on October 4, 2016 on the NYSE.

(3)
The dollar range of equity securities beneficially owned are: None, $1 - $10,000, $10,001 -$50,000, $50,001 - $100,000 or over $100,000.

(4)
Mr. Ogens is the beneficial owner of a limited partnership interest in New Mountain Partners, L.P. and New Mountain Partners II, L.P. that is held by Ogens Family, Inc.

DETERMINATION OF NET ASSET VALUE

Quarterly Net Asset Value Determinations

          We conduct the valuation of assets, pursuant to which our net asset value is determined, at all times consistent with GAAP and the 1940 Act. We determine our net asset value on a quarterly basis, or more frequently if required under the 1940 Act.

          We apply fair value accounting in accordance with GAAP. We value our assets on a quarterly basis, or more frequently if required under the 1940 Act. In all cases, our board of directors is ultimately and solely responsible for determining the fair value of our portfolio investments on a quarterly basis in good faith, including investments that are not publicly traded, those whose market prices are not readily available, and any other situation where our portfolio investments require a fair value determination. Security transactions are accounted for on a trade date basis. Our quarterly valuation procedures are set forth in more detail below:

  (1)
  Investments for which market quotations are readily available on an exchange are valued at such market quotations based on the closing price indicated from independent pricing services.

  (2)
  Investments for which indicative prices are obtained from various pricing services and/or brokers or dealers are valued through a multi-step valuation process, as described below, to determine whether the quote(s) obtained is representative of fair value in accordance with GAAP.

  a.
  Bond quotes are obtained through independent pricing services. Internal reviews are performed by the investment professionals of the Investment Adviser to ensure that the quote obtained is representative of fair value in accordance with GAAP and if so, the quote is used. If the Investment Adviser is unable to sufficiently validate the quote(s) internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below);

  b.
  For investments other than bonds, the investment professionals of the Investment Adviser look at the number of quotes readily available and perform the following:

  i.
  Investments for which two or more quotes are received from a pricing service are valued using the mean of the mean of the bid and ask of the quotes obtained;

  ii.
  Investments for which one quote is received from a pricing service are validated internally. The investment professionals of the Investment Adviser analyze the market quotes obtained using an array of valuation methods (further described below) to validate the fair value. If the Investment Adviser is unable to sufficiently validate the quote internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below).

  (3)
  Investments for which quotations are not readily available through exchanges, pricing services, brokers, or dealers are valued through a multi-step valuation process:

  a.
  Each portfolio company or investment is initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

  b.
  Preliminary valuation conclusions will then be documented and discussed with our senior management;

    c.
    If an investment falls into (3) above for four consecutive quarters and if the investment's par value or its fair value exceeds the materiality threshold, then at least once each fiscal year, the valuation for each portfolio investment for which the investment professionals of the Investment Adviser do not have a readily available market quotation will be reviewed by an independent valuation firm engaged by our board of directors; and

    d.
    When deemed appropriate by our management, an independent valuation firm may be engaged to review and value investment(s) of a portfolio company, without any preliminary valuation being performed by the Investment Adviser. The investment professionals of the Investment Adviser will review and validate the value provided.

          For investments in revolving credit facilities and delayed draw commitments, the cost basis of the funded investments purchased is offset by any costs/netbacks received for any unfunded portion on the total balance committed. The fair value is also adjusted for the price appreciation or depreciation on the unfunded portion. As a result, the purchase of commitments not completely funded may result in a negative fair value until it is called and funded.

          The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of certain investments may fluctuate from period to period and the fluctuations could be material.

Determinations in Connection with Offerings

          In connection with future offering of shares of our common stock, our board of directors or an authorized committee thereof will be required to make a good faith determination that it is not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or an authorized committee thereof will consider the following factors, among others, in making such determination:

  •
  the net asset value per share of our common stock disclosed in the most recent periodic report that we filed with the SEC;

  •
  Our management's assessment of whether any material change in the net asset value per share of its common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and

  •
  the magnitude of the difference between (i) a value that our Board of Directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management's assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

          Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price per share below the then current net asset value per share of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock if the net asset value per share of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value per share of our common stock to ensure that such undertaking has not been triggered.

          These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

 DIVIDEND REINVESTMENT PLAN

          We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not "opted out" of the dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

          No action will be required on the part of a registered stockholder to have their cash distributions reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer and Trust Company, LLC the plan administrator and our transfer agent and registrar, in writing, by phone or through the internet so that such notice is received by the plan administrator no later than three days prior to the payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing, by phone or through the internet at any time, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share less a transaction fee of the lesser of (i) $15.00 and (ii) the price of the fractional share.

          We will use only newly issued shares to implement the plan if the price at which newly issued shares are to be credited is equal to or greater than 110.0% of the last determined net asset value of the shares. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NYSE on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their electronically reported bid and asked prices. We reserve the right to purchase its shares in the open market in connection with its implementation of the plan if the price at which its newly issued shares are to be credited does not exceed 110.0% of the last determined net asset value of the shares. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

          There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. We will pay the plan administrator's fees under the plan. If a participant elects by written, telephone, or internet notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

          Stockholders who receive distributions in the form of stock generally are subject to the same U.S. federal income tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

          Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, Attention: Plan Administration Department, or by calling the plan administrator at (888) 333-0212.

          All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by telephone at (888) 333-0212.

 DESCRIPTION OF SECURITIES

          This prospectus contains a summary of our common stock, preferred stock, subscription rights, warrants and debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus contains the material terms and conditions for each security.

DESCRIPTION OF CAPITAL STOCK

          The following description is based on relevant portions of the Delaware General Corporation Law, our amended and restated certificate of incorporation and amended and restated bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law, our amended and restated certificate of incorporation and amended and restated bylaws for a more detailed description of the provisions summarized below.

 Capital Stock

          Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.01 per share, of which 63,756,888 shares are outstanding as of September 29, 2016. Our common stock is listed on the NYSE under the ticker symbol "NMFC". No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally will not be personally liable for our debts or obligations.

          The following are our outstanding classes of securities as of September 29, 2016:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by NMFC or for Its Account	(4) Amount Outstanding Exclusive of Amount Under Column 3

Common Stock	100,000,000	248,499	63,756,888
Preferred Stock	2,000,000	—	—

Common Stock

          Under the terms of our amended and restated certificate of incorporation, all shares of our common stock will have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized and declared by our board of directors out of funds legally available therefore. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our directors (other than directors to be elected solely by the holders of preferred stock), and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

          Our amended and restated certificate of incorporation authorizes our board of directors to issue preferred stock. Prior to the issuance of shares of each class or series, the board of directors is required by Delaware law and by our amended and restated certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of our common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50.0% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

          The Delaware General Corporation Law authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breaches of directors' fiduciary duties. Our amended and restated certificate of incorporation will include a provision that eliminates the personal liability of its directors for monetary damages for actions taken as a director, except for liability:

  •
  for breach of duty of loyalty;

  •
  for acts or omissions not in good faith or involving intentional misconduct or knowing violation of law;

  •
  under Section 174 of the DGCL (unlawful dividends); or

  •
  for transactions from which the director derived improper personal benefit.

          Under our amended and restated bylaws, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

          Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's bylaws, any agreement, a vote of stockholders or otherwise.

          We have obtained liability insurance for our officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

          Certain provisions of our amended and restated certificate of incorporation and amended and restated bylaws, as summarized below, and applicable provisions of the Delaware General Corporation Law and certain other agreements to which we are a party may make it more difficult for or prevent an unsolicited third party from acquiring control of us or changing our board of directors and management. These provisions may have the effect of deterring hostile takeovers or delaying changes in our control or in our management. These provisions are intended to enhance the likelihood of continued stability in the composition of our board of directors and in the policies furnished by them and to discourage certain types of transactions that may involve an actual or threatened change in our control. The provisions also are intended to discourage certain tactics that may be used in proxy fights. These provisions, however, could have the effect of discouraging others from making tender offers for our shares and, as a consequence, they also may inhibit fluctuations in the market price of our shares that could result from actual or rumored takeover attempts.

          Classified Board; Vacancies; Removal.    The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. Our board of directors will be divided into three classes, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of directors.

          Our amended and restated certificate of incorporation provides that, subject to the applicable requirements of the 1940 Act and the rights of any holders of preferred stock, any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote a majority of the directors then in office.

          A director may be removed at any time at a meeting called for that purpose, but only for cause and only by the affirmative vote of the holders of at least 75.0% of the shares then entitled to vote for the election of the respective director.

          Advance Notice Requirements for Stockholder Proposals and Director Nominations.    Our amended and restated bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board of directors or (2) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the amended and restated bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the amended and restated bylaws. The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform its stockholders and make recommendations about such qualifications or business, as well as to approve a more orderly procedure for conducting meetings of stockholders. Although our amended and restated bylaws do not give its board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

          Amendments to Certificate of Incorporation and Bylaws.    Delaware's corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation's certificate of incorporation or bylaws, unless a corporation's certificate of incorporation or bylaws requires a greater percentage. Our amended and restated certificate of incorporation will provide that the following provisions, among others, may be amended by our stockholders only by a vote of at least two-thirds of the shares of our capital stock entitled to vote:

  •
  the classification of our board of directors;

  •
  the removal of directors;

  •
  the limitation on stockholder action by written consent;

  •
  the limitation of directors' personal liability to us or our stockholders for breach of fiduciary duty as a director;

  •
  the ability to call a Special Meeting of Stockholders being vested in our board of directors, the chairperson of our board, our chief executive officer and in the holders of at least fifty (50) percent of the voting power of all shares of our capital stock generally entitled to vote on the election of directors then outstanding subject to certain procedures; and

  •
  the amendment provision requiring that the above provisions be amended only with a two-thirds supermajority vote.

          The amended and restated bylaws generally can be amended by approval of (i) a majority of the total number of authorized directors or (ii) the affirmative vote of the holders of at least two-thirds of the shares of our capital stock entitled to vote.

          Calling of Special Meetings by Stockholders.    Our certificate of incorporation and bylaws also provide that special meetings of the stockholders may only be called by our board of directors, the chairperson of our board, our chief executive officer or upon the request of the holders of at least 50.0% of the voting power of all shares of our capital stock, generally entitled to vote on the election of directors then outstanding, subject to certain limitations.

          Section 203 of the Delaware General Corporation Law.    We will not be subject to Section 203 of the DGCL, an anti-takeover law. In general, Section 203 prohibits a publicly-held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years following the date the person became an interested stockholder, unless (with certain exceptions) the "business combination" or the transaction in which the person became an interested stockholder is approved in a prescribed manner. Generally, a "business combination" includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. Generally, an "interested stockholder" is a person who, together with affiliates and associates, owns (or within three years prior to the determination of interested stockholder status, did own) 15.0% or more of a corporation's voting stock. In our certificate of incorporation, we have elected not to be bound by Section 203.

          Our credit facilities also include change of control provisions that accelerate the indebtedness under the credit facilities in the event of certain change of control events. If certain transactions were engaged in without the consent of the lender, repayment obligations under the credit facilities could be accelerated.

DESCRIPTION OF PREFERRED STOCK

          In addition to shares of common stock, we have 2,000,000 shares of preferred stock, par value $0.01, authorized of which no shares are currently outstanding. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Delaware law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

          The 1940 Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50.0% of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.

          For any series of preferred stock that we may issue, our board of directors will determine and the amendment to the charter and the prospectus supplement relating to such series will describe:

  •
  the designation and number of shares of such series;

  •
  the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

  •
  any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

  •
  the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

  •
  the voting powers, if any, of the holders of shares of such series;

  •
  any provisions relating to the redemption of the shares of such series;

  •
  any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

  •
  any conditions or restrictions on our ability to issue additional shares of such series or other securities;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations; and

  •
  any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

          All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

 DESCRIPTION OF SUBSCRIPTION RIGHTS

General

          We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

          The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

  •
  the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

  •
  the title of such subscription rights;

  •
  the exercise price for such subscription rights (or method of calculation thereof);

  •
  the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

  •
  the number of such subscription rights issued to each stockholder;

  •
  the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

  •
  the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

  •
  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

  •
  any termination right we may have in connection with such subscription rights offering; and

  •
  any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights

          Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

          Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

          Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

 DESCRIPTION OF WARRANTS

          The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

          We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

          A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

  •
  the title of such warrants;

  •
  the aggregate number of such warrants;

  •
  the price or prices at which such warrants will be issued;

  •
  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

  •
  the number of shares of common stock issuable upon exercise of such warrants;

  •
  the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;

  •
  the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

  •
  whether such warrants will be issued in registered form or bearer form;

  •
  if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

  •
  if applicable, the number of such warrants issued with each share of common stock;

  •
  if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;

  •
  information with respect to book-entry procedures, if any;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations; and

  •
  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

          NMFC and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

          Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities.

 DESCRIPTION OF DEBT SECURITIES

          We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

          As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an "indenture." An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "— Events of Default — Remedies if an Event of Default Occurs." Second, the trustee performs certain administrative duties for us with respect to the debt securities.

          This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See "Available Information" for information on how to obtain a copy of the indenture.

          The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

  •
  the designation or title of the series of debt securities;

  •
  the total principal amount of the series of debt securities;

  •
  the percentage of the principal amount at which the series of debt securities will be offered;

  •
  the date or dates on which principal will be payable;

  •
  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

  •
  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

  •
  whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

  •
  the terms for redemption, extension or early repayment, if any;

  •
  the currencies in which the series of debt securities are issued and payable;

  •
  whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

  •
  the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

  •
  the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

  •
  the provision for any sinking fund;

  •
  any restrictive covenants;

  •
  any Events of Default (as defined in "Events of Default" below);

  •
  whether the series of debt securities are issuable in certificated form;

  •
  any provisions for defeasance or covenant defeasance;

  •
  any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

  •
  whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

  •
  any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

  •
  whether the debt securities are subject to subordination and the terms of such subordination;

  •
  whether the debt securities are secured and the terms of any security interest;

  •
  the listing, if any, on a securities exchange; and

  •
  any other terms.

          The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we, as a BDC, are permitted to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200.0% after each issuance of debt, but giving effect to any exemptive relief granted to us by the SEC. This asset coverage requirement may change in the future, however, to permit us to incur additional leverage. See "Risk Factors — Risks Related to Our Operations — Pending legislation may allow us to incur additional leverage." Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

          The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement ("offered debt securities") may be issued under the indenture in one or more series.

          For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

          The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the "indenture securities." The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See "— Resignation of Trustee" below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term "indenture securities" means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

          Except as described under "— Events of Default" and "— Merger or Consolidation" below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

          We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

          We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

          If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

          We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in "certificated" form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

          We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary's book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

          Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

          As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary's book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

          In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in "street name." Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

          For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

          Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

          For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

          When we refer to you in this Description of Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

          If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

  •
  how it handles securities payments and notices;

  •
  whether it imposes fees or charges;

  •
  how it would handle a request for the holders' consent, if ever required;

  •
  whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

  •
  how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

  •
  if the debt securities are in book-entry form, how the depositary's rules and procedures will affect these matters.

Global Securities

          As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

          Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

          A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under "— Termination of a Global Security." As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

          As an indirect holder, an investor's rights relating to a global security will be governed by the account rules of the investor's financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

          If debt securities are issued only in the form of a global security, an investor should be aware of the following:

  •
  an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

  •
  an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under "— Issuance of Securities in Registered Form" above;

  •
  an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

  •
  an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

  •
  the depositary's policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor's interest in a global security. NMFC and the trustee have no responsibility for any aspect of the depositary's actions or for its records of ownership interests in a global security. NMFC and the trustee also do not supervise the depositary in any way;

  •
  if we redeem less than all the debt securities of a particular series being redeemed, DTC's practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

  •
  an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC's records, to the applicable trustee;

  •
  DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds, your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security;

  •
  financial institutions that participate in the depositary's book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor, nor are we responsible for the actions of, any of those intermediaries.

Termination of a Global Security

          If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under "— Issuance of Securities in Registered Form" above.

          The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not us or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

          We will pay interest to the person listed in the applicable trustee's records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date." Since we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest."

Payments on Global Securities

          We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants, as described under "— Special Considerations for Global Securities."

Payments on Certificated Securities

          We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee's records as of the close of business on the regular record date at our office in New York, New York, as applicable, and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

          Alternatively, at our option we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee's records as of the close of business on the regular record date or by transfer to an account at a bank in the U.S., in either case, on the due date.

Payment When Offices Are Closed

          If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

          Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

          You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

          The term "Event of Default" in respect of the debt securities of your series means any of the following:

  •
  we do not pay the principal of, or any premium on, a debt security of the series on its due date;

  •
  we do not pay interest on a debt security of the series within 30 days of its due date;

  •
  we do not deposit any sinking fund payment in respect of debt securities of the series within two business days of its due date;

  •
  we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of debt securities of the series);

  •
  we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days; or

  •
  the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100.0% on the last business day of each of 24 consecutive calendar months, giving effect to any exemptive relief granted to us by the SEC; or

  •
  any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

          An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

          If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25.0% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

          The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an "indemnity"). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

          Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

  •
  you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

  •
  the holders of at least 25.0% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer indemnity, security, or both reasonably satisfactory to the trustee against the costs, expenses, and other liabilities of taking that action;

  •
  the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

  •
  the holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

          However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

          Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

          Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

          Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than a default:

  •
  in the payment of principal, any premium or interest; or

  •
  in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

          Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

  •
  where we merge out of existence or sell substantially all our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;

  •
  the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under "Events of Default" above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or NMFC's as applicable, having to exist for a specific period of time were disregarded.

  •
  we must deliver certain certificates and documents to the trustee; and

  •
  we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

          There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

          First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

  •
  change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

  •
  reduce any amounts due on a debt security;

  •
  reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

  •
  adversely affect any right of repayment at the holder's option;

  •
  change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

  •
  impair your right to sue for payment;

  •
  adversely affect any right to convert or exchange a debt security in accordance with its terms;

  •
  modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

  •
  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

  •
  reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

  •
  modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

  •
  change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

          The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

          Any other change to the indenture and the debt securities would require the following approval:

  •
  if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

  •
  if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

          In each case, the required approval must be given by written consent.

          The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of the covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "— Changes Requiring Your Approval."

Further Details Concerning Voting

          When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

  •
  for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

  •
  for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and

  •
  for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

          Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any of our affiliates, or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under "— Defeasance — Full Defeasance".

          We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within 11 months following the record date.

          Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or requests a waiver.

 Defeasance

          The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

          Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called "covenant defeasance". In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieve covenant defeasance and your debt securities were subordinated as described under "— Indenture Provisions — Subordination" below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, we must do the following:

  •
  we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

  •
  we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;

  •
  we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with;

  •
  defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments, as applicable;

  •
  no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

  •
  satisfy the conditions for covenant defeasance contained in any supplemental indentures.

          If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

          If there is a change in U.S. federal tax law or we obtain IRS ruling, as described in the second bullet below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called "full defeasance") if we put in place the following other arrangements for you to be repaid:

  •
  we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

  •
  we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

  •
  we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers' certificate stating that all conditions precedent to defeasance have been complied with;

  •
  defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments, as applicable;

  •
  no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

  •
  satisfy the conditions for full defeasance contained in any supplemental indentures.

          If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors, as applicable, if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under "— Indenture Provisions — Subordination", such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

          If registered debt securities cease to be issued in book-entry form, they will be issued:

  •
  only in fully registered certificated form;

  •
  without interest coupons; and

  •
  unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

          Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

          Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourself.

          Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent, as applicable, is satisfied with the holder's proof of legal ownership.

          If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

          If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

          If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

          Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

          Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money's worth.

          In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the

Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

          By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

          Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

  •
  our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as "Senior Indebtedness" for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

  •
  renewals, extensions, modifications and refinancings of any of this indebtedness.

          If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

          Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any existing and future secured indebtedness, including any credit facilities or secured indenture securities, that we incur to the extent of the value of the assets securing such secured indebtedness. Our debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities, with respect to claims on the assets of any such subsidiaries, financing vehicles or similar facilities.

          In the event of bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

          U.S. Bank National Association will serve as the trustee under the indenture.

 Certain Considerations Relating to Foreign Currencies

          Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

MATERIAL FEDERAL INCOME TAX CONSIDERATIONS

          The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and an investment in shares of our common stock. The discussion is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the "Code", the regulations of the U.S. Department of Treasury promulgated thereunder, which we refer to as the "Treasury regulations", the legislative history of the Code, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the "IRS", (including administrative interpretations and practices of the IRS expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers that requested and received those rulings) and judicial decisions, each as of the date of this prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The U.S federal income tax laws addressed in this summary are highly technical and complex, and certain aspects of their application to us are not completely clear. In addition, certain U.S. federal income tax consequences described in this summary depend upon certain factual matters, including (without limitation) the value and tax basis ascribed to our assets and the manner in which the we operate, and certain complicated tax accounting calculations. We have not sought, and will not seek, any ruling from the IRS regarding any matter discussed in this summary, and this summary is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed below. This summary does not purport to be a complete description of all the tax aspects affecting us and our stockholders. For example, this summary does not describe all U.S. federal income tax consequences that may be relevant to certain types of stockholders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, partnerships or other pass-through entities and their owners, persons that hold shares of our common stock through a foreign financial institution, persons that hold shares of our common stock through a non-financial foreign entity, Non-U.S. stockholders (as defined below) engaged in a trade or business in the U.S. or Non-U.S. stockholders entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as resident aliens, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that stockholders hold our common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment) and that all of the parties to the LLC Agreement comply with all of their respective representations, covenants and agreements contained in the LLC Agreement in accordance with their terms. This summary generally does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the we invested in tax-exempt securities or certain other investment assets.

          A "U.S. stockholder" generally is a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes:

  •
  A citizen or individual resident of the U.S.;

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  A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S. or any state thereof or the District of Columbia;

  •
  A trust if (i) a court within the U.S. is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantive decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; or

  •
  An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

          A "Non-U.S. stockholder" generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder or a partnership (or an entity or arrangement treated as a partnership) for U.S. federal income tax purposes.

          If a partnership, or other entity or arrangement treated as a partnership for U.S. federal income tax purposes, holds shares of our common stock, the U.S. federal income tax treatment of the partnership and each partner generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A stockholder that is a partnership holding shares of our common stock, and each partner in such a partnership, should consult his, her or its own tax adviser with respect to the tax consequences of the purchase, ownership and disposition of shares of our common stock.

          Tax matters are very complicated and the tax consequences to each stockholder of an investment in shares of our common stock will depend on the facts of his, her or its particular situation. You should consult your own tax adviser regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable income tax treaty and the effect of any possible changes in the tax laws.

Our Election to be Taxed as a RIC

          We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. Rather, dividends distributed by us generally will be taxable to our stockholders, and any net operating losses, foreign tax credits and other tax attributes of ours generally will not pass through to our stockholders, subject to special rules for certain items such as net capital gains and qualified dividend income recognized by us. See "— Taxation of U.S. Stockholders" and "— Taxation of Non-U.S. Stockholders" below.

          To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to be eligible to be taxed as a RIC, we must distribute to our stockholders, for each taxable year, at least 90.0% of our "investment company taxable income", which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement").

Taxation as a RIC

          If we:

  •
  qualify as a RIC; and

  •
  satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income that is timely distributed (or is deemed to be timely distributed) to our stockholders. If we fail to qualify as a RIC, we will be subject to U.S. federal income tax at the regular corporate rates on our income and capital gains.

          We will be subject to a 4.0% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98.0% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed and on which we did not pay corporate-level U.S. federal income tax, in preceding years (the "Excise Tax Avoidance Requirement"). While we intend to make distributions to our stockholders in each taxable year that will be sufficient to avoid any federal excise tax on our earnings, there can be no assurance that we will be successful in entirely avoiding this tax.

          In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

  •
  continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

  •
  derive in each taxable year at least 90.0% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain "qualified publicly traded partnerships", or other income derived with respect to our business of investing in such stock or securities (the "90.0% Income Test"); and

  •
  diversify our holdings so that at the end of each quarter of the taxable year:

  •
  at least 50.0% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10.0% of the outstanding voting securities of the issuer; and

  •
  no more than 25.0% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of: (1) one issuer, (2) two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades, or (3) businesses or of certain "qualified publicly traded partnerships" (the "Diversification Tests").

          NMF Holdings is treated as a disregarded entity for U.S. federal income tax purposes. As a result, NMF Holdings will itself not be subject to U.S. federal income tax and, for U.S. federal income tax purposes, we will take into account all of NMF Holdings' assets and items of income, gain, loss, deduction and credit. In the remainder of this discussion, except as otherwise indicated, references to "we" "us" "our" and "NMFC" include NMF Holdings.

          SBIC GP and SBIC LP are treated as disregarded entities for U.S. federal income tax purposes. As a result, both SBIC GP and SBIC LP will themselves not be subject to U.S. federal income tax and, for U.S. federal income tax purposes, we will take into account all of SBIC GP's and SBIC LP's assets and items of income, gain, loss, deduction and credit. In the remainder of this discussion, except as otherwise indicated, references to "we" "us" "our" and "NMFC" include SBIC GP and SBIC LP.

          NMF Ancora, NMF QID and NMF YP are Delaware corporations. NMF Ancora, NMF QID and NMF YP are not consolidated for income tax purposes and may each incur U.S. federal, state and local income tax expense with respect to their respective income and expenses earned from investment activities.

          A RIC is limited in its ability to deduct expenses in excess of its "investment company taxable income" (which is, generally, ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses). If our expenses in a given year exceed our investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses do not pass through to its stockholders. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC's investment company taxable income, but may carry forward such losses, and use them to offset capital gains, indefinitely. Due to these limits on the deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to its stockholders even if such income is greater than the aggregate net income we actually earned during those years. In such event, we may liquidate certain investments, if necessary. We may recognize gains or losses from such liquidations. In the event that we recognize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

          For U.S. federal income tax purposes, we may be required to include in our taxable income certain amounts that we have not yet received in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in our taxable income in each year the portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in our taxable income other amounts that we have not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual and before we receive any corresponding cash payments, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we would not have received any corresponding cash payment.

          Accordingly, to enable us to satisfy the Annual Distribution Requirement, we may need to sell some of our assets at times and/or at prices that we would not consider advantageous, we may need to raise additional equity or debt capital or we may need to forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business). If we are unable to obtain cash from other sources to enable us to satisfy the Annual Distribution Requirement, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate level U.S. federal income tax (and any applicable state and local taxes).

          Because we intend to use debt financing, we may be prevented by financial covenants contained in our debt financing agreements from making distributions to our shareholders. In addition, under the 1940 Act, we are generally not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation — Senior Securities". Limits on distributions to our shareholders may prevent us from satisfying the Annual Distribution Requirement and, therefore, may jeopardize our qualification for taxation as a RIC, or subject us to the 4.0% federal excise tax.

          Although we do not presently expect to do so, we may borrow funds and sell assets in order to make distributions to our stockholders that are sufficient for us to satisfy the Annual Distribution Requirement. However, our ability to dispose of assets may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

 Failure of NMFC to Qualify as a RIC

          If we fail to satisfy the 90.0% Income Test or the Diversification Tests for any taxable year or quarter of such taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which may, among other things, require us to pay certain corporate-level U.S. federal income taxes or to dispose of certain assets). If we fail to qualify for treatment as a RIC and such relief provisions do not apply to us, we will be subject to U.S. federal income tax on all of our taxable income at regular corporate rates (and also will be subject to any applicable state and local taxes), regardless of whether we make any distributions to our stockholders. Distributions would not be required. However, if distributions were made, any such distributions would be taxable to our stockholders as ordinary dividend income and, subject to certain limitations under the Code, any such distributions may be eligible for the 20.0% maximum rate applicable to non-corporate taxpayers to the extent of our current or accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain.

          Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized during the ten-year period (or five-year period for taxable years beginning during 2013) after our requalification as a RIC, unless we made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of our requalification as a RIC. We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.

Investments — General

          Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gains without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90.0% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.

Passive Foreign Investment Companies

          If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to U.S. federal income tax on any "excess distribution" received on, or any gain from the disposition of, such shares even if such income is distributed by it as a taxable dividend to its stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Under recently proposed regulations, amounts required to be included in income from a PFIC for which we have made a QEF election would not be good income for purposes of the 90.0% Income Test unless we receive a cash distribution from such PFIC in the same year attributable to the included income. If these regulations are finalized, we will carefully monitor our investments in PFICs to avoid disqualification as a RIC. Alternatively, we may be able to elect to mark to market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4.0% excise tax. See "— Taxation of NMFC as a RIC" above.

Foreign Currency Transactions

          Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

          The remainder of this discussion assumes that we qualify as a RIC for each taxable year.

Taxation of U.S. Stockholders

          The following discussion only applies to U.S. stockholders. Prospective stockholders that are not U.S. stockholders should refer to "— Taxation of Non-U.S. Stockholders" below.

Distributions

          Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent that such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") may be eligible for a maximum tax rate of 20.0%. In this regard, it is anticipated that distributions paid by NMFC will generally not be attributable to dividends received by us and, therefore, generally will not qualify for the 20.0% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as "capital gain dividends" in written statements furnished to its stockholders will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20.0% in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

          We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a "deemed distribution". In that case, among other consequences, (i) we will pay tax on the retained amount, (ii) each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and (iii) the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained net capital gains at the regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder's other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to its stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution".

          For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by its U.S. stockholders on December 31 of the year in which the dividend was declared.

          If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

          We or the applicable withholding agent will send to each of its U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions from us generally will be reported to the IRS (including the amount of dividends, if any, that are Qualifying Dividends eligible for the 20.0% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

Alternative Minimum Tax

          As a RIC, we may be subject to alternative minimum tax, also referred to as "AMT", but any items that are treated differently for AMT purposes must be apportioned between us and our U.S. stockholders, and this may affect the U.S. stockholders' AMT liabilities. Although Treasury regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each U.S. stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

Dividend Reinvestment Plan

          Under the dividend reinvestment plan, if a U.S. stockholder owns shares of our common stock registered in the U.S. stockholder's own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of our common stock unless the U.S. stockholder opts out of the dividend reinvestment plan by delivering a written, phone or internet notice to the plan administrator at least three days prior to the payment date of the next dividend or distribution. See "Dividend Reinvestment Plan". Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

Dispositions

          A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year; otherwise, any such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

          In general, non-corporate U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 20.0% on their recognized net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in shares of our common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with a modified adjusted gross income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their "net investment income", which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35.0% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Tax Shelter Reporting Regulations

          Under applicable Treasury Regulations, if a U.S. stockholder recognizes a loss with respect to our common stock of $2.0 million or more for a non-corporate U.S. stockholder or $10.0 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. U.S. stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding

          We may be required to withhold U.S. federal income tax ("backup withholding") from any distribution to a U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) that fails to provide us or the distribution paying agent with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

          The following discussion applies only to Non-U.S. stockholders. Whether an investment in shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences to such Non-U.S. stockholder. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions; Dispositions

          Subject to the discussion in "— Foreign Account Tax Compliance Act" below, distributions of our "investment company taxable income" to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal income tax at a 30.0% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current or accumulated earnings and profits, unless an applicable exception applies. Such dividends will not be subject to withholding of U.S. federal income tax to the extent that we report such dividends as "interest-related dividends" or "short-term capital gain dividends". Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to withholding of U.S. federal income tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. No assurance can be given as to whether any of our distributions will be eligible for this exemption from withholding tax or, if eligible, will be reported as such by us.

          If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment of the Non-U.S. stockholder), we will not be required to withhold U.S. federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

          Subject to the discussion in "— Foreign Account Tax Compliance Act" below, actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal income or withholding tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment of the Non-U.S. stockholder).

          If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return, even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, both distributions (actual or deemed) and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30.0% rate (or at a lower rate if provided for by an applicable income tax treaty). Accordingly, investment in shares of our common stock may not be appropriate for a Non-U.S. stockholder.

Dividend Reinvestment Plan

          Under our dividend reinvestment plan, if a Non-U.S. stockholder owns shares of our common stock registered in the Non-U.S. stockholder's own name, the Non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of our common stock unless it opts out of the dividend reinvestment plan by delivering a written, phone or internet notice to the plan administrator at least three days prior to the payment date of the next dividend or distribution. See "Dividend Reinvestment Plan". If the distribution is a distribution of our investment company taxable income, is not reported by us as a short-term capital gain dividend or interest-related dividend, if applicable, and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. stockholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30.0% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in our common stock. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the Non-U.S. stockholder), the full amount of the distribution generally will be reinvested in our common stock and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder's account.

Backup Withholding

          A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, will be subject to information reporting and may be subject to backup withholding of U.S. federal income tax on taxable distributions unless the Non-U.S. stockholder provides us or the distribution paying agent with an IRS Form W-8BEN, W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

          Non-U.S. stockholders should consult their own tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and foreign tax consequences, of an investment in shares of our common stock.

 Foreign Account Tax Compliance Act

          Legislation commonly referred to as the "Foreign Account Tax Compliance Act," or "FATCA," generally imposes a 30.0% withholding tax on payments of certain types of income to foreign financial institutions ("FFIs") unless such FFIs (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in jurisdictions that have entered into an intergovernmental agreement ("IGA") with the U.S. to provide such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include, among other things, U.S. source dividends and, after December 31, 2018, the gross proceeds from the sale of any property that could produce U.S. source dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder's account. In addition, subject to certain exceptions, this legislation also imposes a 30.0% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a 10.0% or greater U.S. owner or provides the withholding agent with identifying information on each 10.0% or greater U.S. owner. Depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which such shareholder holds their shares, a Non-U.S. stockholder could be subject to this 30.0% withholding tax with respect to distributions on their shares of our common stock and proceeds from the sale of their shares of our common stock. A U.S. stockholder who hold their shares through foreign entities or intermediaries may also be subject to this 30% withholding tax. Under certain circumstances, a stockholder might be eligible for refunds or credits of such taxes.

Certain State, Local and Foreign Tax Matters

          We and our stockholders may be subject to state, local or foreign taxation in various jurisdictions in which we or they transact business, own property or reside. The state, local or foreign tax treatment of us and our stockholders may not conform to the U.S. federal income tax treatment discussed above. In particular, our investments in foreign securities may be subject to foreign withholding taxes. The imposition of any such foreign, state, local or other taxes would reduce cash available for distribution to our stockholders, and our stockholders would not be entitled to claim a credit or deduction with respect to such taxes. Prospective investors should consult with their own tax advisers regarding the application and effect of state, local and foreign income and other tax laws on an investment in shares of our common stock.

 REGULATION

          We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to investments by a BDC in another investment company and transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than "interested persons", as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw its election as a BDC unless approved by a majority of our outstanding voting securities. The 1940 Act defines "a majority of the outstanding voting securities" as the lesser of (i) 67.0% or more of the voting securities present at a meeting if the holders of more than 50.0% of our outstanding voting securities are present or represented by proxy or (ii) more than 50.0% of our voting securities.

          We may, to the extent permitted under the 1940 Act, issue additional equity or debt capital. We will generally not be able to issue and sell our common stock at a price below net asset value per share. See "Risk Factors — Regulations governing the operations of BDCs will affect our ability to raise additional equity capital as well as our ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies". We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

          As a BDC, we will not generally be permitted to invest in any portfolio company in which the Investment Adviser or any of its affiliates currently have an investment or to make any co-investments with the Investment Adviser or its affiliates without an exemptive order from the SEC. In addition, as a BDC, we are not permitted to issue stock in consideration for services.

SBA Regulation

          On August 1, 2014, our wholly-owned direct and indirect subsidiary, SBIC LP received a license from the SBA to operate as an SBIC under Section 301(c) of the 1958 Act. SBIC LP has an investment strategy and philosophy substantially similar to ours and makes similar types of investments in accordance with SBA regulations.

          A license allows SBIC LP to incur leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment and certain approvals by the SBA and customary procedures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Under the regulations applicable to SBICs, a standard debenture licensed SBIC is eligible for two tiers of leverage capped at $150.0 million, where each tier is equivalent to the SBIC's regulatory capital, which generally equates to the amount of equity capital in the SBIC. Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest and do not require any principal payments prior to maturity. SBIC LP is subject to regulation and oversight by the SBA, including requirements with respect to reporting financial information, such as the extent of capital impairment if applicable, on a regular basis and annual examinations conducted by the SBIC. The SBA, as a creditor, will have a superior claim to SBIC LP's assets over our stockholders in the event SBIC LP is liquidated or the SBA exercises its remedies under the SBA-guaranteed debentures issued by SBIC LP upon an event of default.

          On November 5, 2014, we received exemptive relief from the SEC to permit us to exclude the SBA-guaranteed debentures of SBIC LP from our 200.0% asset coverage test under the 1940 Act. As such, our ratio of total consolidated assets to outstanding indebtedness may be less than

200.0%. This provides us with increased investment flexibility but also increases our risks related to leverage.

          SBICs are designed to stimulate the flow of private investor capital to eligible small businesses as defined by the SBA. Under SBA regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Under present SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $19.5 million for the most recent fiscal year and have average annual net income after U.S. federal income taxes not exceeding $6.5 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must invest 25.0% of its investment capital to "smaller business", as defined by the SBA. The definition of a smaller business generally includes businesses that have a tangible net worth not exceeding $6.0 million for the most recent fiscal year and have average annual net income after U.S. federal income taxes not exceeding $2.0 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the primary industry in which the business is engaged and is based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in an eligible small business, it may continue to make follow on investments in the company, regardless of the size of the company at the time of the follow on investment.

          The SBA prohibits an SBIC from providing funds to small businesses with certain characteristics, such as businesses with the majority of their employees located outside the U.S., or from investing in project finance, real estate, farmland, financial intermediaries or "passive" (i.e. non-operating) businesses. Without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30.0% of the SBIC's regulatory capital in any one company and its affiliates.

          The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). An SBIC may exercise control over a small business for a period of up to seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA's prior written approval.

          The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in associates thereof. The SBA also prohibits, without prior SBA approval, a "change of control" of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. A "change of control" is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

          The SBA regulations require, among other things, an annual periodic examination of a licensed SBIC by an SBA examiner to determine the SBIC's compliance with the relevant SBA regulations, and the performance of a financial audit by an independent auditor.

          In December 2015, the 2016 omnibus spending bill approved by the U.S. Congress and signed into law by the President increased the amount of SBA-guaranteed debentures that affiliated SBIC funds can have outstanding from $225.0 million to $350.0 million, subject to SBA approval.

 Qualifying Assets

          Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70.0% of the BDC's total assets. The principal categories of qualifying assets relevant to our business are any of the following:

  1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

  (a)
  is organized under the laws of, and has its principal place of business in, the U.S.;

  (b)
  is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

  (c)
  satisfies any of the following:

  (i)
  does not have any class of securities that is traded on a national securities exchange;

  (ii)
  has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250.0 million;

  (iii)
  is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

  (iv)
  is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

  2)
  Securities of any eligible portfolio company that the BDC controls.

  3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and the BDC already owns 60.0% of the outstanding equity of the eligible portfolio company.

  5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  6)
  Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

          In addition, a BDC must have been organized and have its principal place of business in the U.S. and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

          As of June 30, 2016, 8.3% of our total assets were non-qualifying assets.

Managerial Assistance to Portfolio Companies

          BDCs generally must offer to make available to the issuer of its securities significant managerial assistance, except in circumstances where either (i) the BDC controls such issuer of securities or (ii) the BDC purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. The Administrator or its affiliate provides such managerial assistance on our behalf to portfolio companies that request this assistance.

Temporary Investments

          Pending investments in other types of qualifying assets, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment (collectively, as "temporary investments"), so that 70.0% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25.0% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

          We are permitted, under specified conditions, to issue multiple classes of debt if our asset coverage, as defined in the 1940 Act, is at least equal to 200.0% immediately after each such issuance. In addition, while any senior securities remain outstanding (other than any indebtedness issued in consideration of a privately arranged loan, such as any indebtedness outstanding under the Holdings Credit Facility, the NMFC Credit Facility, the Convertible Notes or the Unsecured Notes), we must make provisions to prohibit any distribution to our stockholders or the repurchase of our equity securities unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5.0% of the value of our total assets for temporary or emergency purposes without regard to our asset coverage. We will include our assets and liabilities and all of our wholly-owned direct and indirect subsidiaries for purposes of calculating the asset coverage ratio. We received exemptive relief from the SEC on November 5, 2014, allowing us to modify the asset coverage requirement to exclude SBA-guaranteed debentures from this calculation. For a discussion of the risks associated with leverage, see "Risk Factors — Risks Relating to Our Business — Regulations governing the operations of BDCs will affect our ability to raise additional equity capital as well as our ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies" and "— We borrow money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us".

Code of Ethics

          We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us so long as such investments are made in accordance with the code's requirements. You may read and copy the code of ethics at the SEC's Public Reference Room located at 100 F Street, N.E., Washington, District of Columbia 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330, and a copy of the code of ethics may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov. In addition, the code of ethics is available on the SEC's Internet site at http://www.sec.gov.

 Compliance Policies and Procedures

          We and the Investment Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and we are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

          We have delegated our proxy voting responsibility to the Investment Adviser. The proxy voting policies and procedures of the Investment Adviser are set forth below. The guidelines will be reviewed periodically by the Investment Adviser and our non-interested directors, and, accordingly, are subject to change.

Introduction

          As an investment adviser registered under the Advisers Act, the Investment Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

          The policies and procedures for voting proxies for the investment advisory clients of the Investment Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

          The Investment Adviser will vote proxies relating to our securities in our best interest. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by us. Although the Investment Adviser will generally vote against proposals that may have a negative impact on its clients' portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

          The proxy voting decisions of the Investment Adviser are made by the senior officers who are responsible for monitoring each of its clients' investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how the Investment Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy voting records

          You may obtain, without charge, information regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

Other

          We will be periodically examined by the SEC for compliance with the 1940 Act.

          We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Exchange Act and Sarbanes-Oxley Act Compliance

          The Sarbanes-Oxley Act of 2002 imposes a variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect NMFC. For example:

  •
  pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

  •
  pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures;

  •
  pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare a report regarding their assessment of their internal control over financial reporting and is required to obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and

  •
  pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports are required to disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

          The Sarbanes-Oxley Act of 2002 requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act of 2002 and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act of 2002 and will take actions necessary to ensure that we are in compliance therewith.

Fundamental Investment Policies

          Neither our investment objective nor our investment policies are identified as fundamental. Accordingly, our investment objective and policies may be changed by us without the approval of our stockholders.

 NYSE Corporate Governance Regulations

          The NYSE has adopted corporate governance regulations that listed companies must comply with. We intend to be in compliance with such corporate governance listing standards applicable to BDCs. We intend to monitor our compliance with all future listing standards and to take all necessary actions to ensure that we are in compliance therewith. If we were to be delisted by the NYSE, the liquidity of our common stock would be materially impaired.

PLAN OF DISTRIBUTION

          We may offer, from time to time, up to $250,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents' or underwriters' compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the shares offered by the prospectus supplement.

          The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. Any offering of securities by us that requires the consent of the majority of our common stockholders, must occur, if at all, within one year after receiving such consent. The price at which the securities may be distributed may represent a discount from prevailing market prices.

          In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer, including any reimbursements to underwriters or agents for certain fees and legal expenses incurred by them, will not be greater than 10.0% of the gross proceeds of the sale of shares offered pursuant to this prospectus and any applicable prospectus supplement.

          Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the option to purchase additional shares from us or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

          Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker's bid, however, the passive market maker's bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the shares at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

          We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

          Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

          Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

          If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

          We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

          In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

 SAFEKEEPING AGENT, CUSTODIAN, TRANSFER AGENT, DISTRIBUTION
PAYING AGENT AND REGISTRAR

          We maintain custody of our assets in accordance with the requirements of Rule 17f-2 under the 1940 Act. Also in accordance with this rule, some of our portfolio securities are held under a safekeeping agreement, by Wells Fargo Bank, National Association, which is a bank whose functions and physical facilities are supervised by federal or state authority. The address of the safekeeping agent is: 9062 Old Annapolis Road, Columbia, Maryland 21045. In addition, some of our portfolio securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is: One Federal Street, 3rd Floor, Boston, Massachusetts 02110. American Stock Transfer & Trust Company, LLC acts as our transfer agent, distribution paying agent and registrar. The principal address of the transfer agent, distribution paying agent and registrar is 6201 15th Avenue, Brooklyn, New York 11219, telephone number: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

          Since we generally acquire and dispose of our investments in privately negotiated transactions, we expect that we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the Investment Adviser is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Investment Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While the Investment Adviser generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

          Certain legal matters regarding the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          With respect to the unaudited interim financial information of New Mountain Finance Corporation as of June 30, 2016 and for the three and six month periods ended June 30, 2016 and 2015, which is included in this prospectus, Deloitte & Touche LLP, an independent registered public accounting firm, has applied limited procedures in accordance with the standards of the Public Company Accounting Oversight Board (United States) for a review of such information. However, as stated in their report included in this prospectus, they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. Deloitte & Touche LLP are not subject to the liability provisions of Section 11 of the Securities Act for their reports on the unaudited interim financial information because those reports are not "reports" or a "part" of the Registration Statement prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.

          The consolidated financial statements and the related information included in the Senior Securities table, and the effectiveness of internal control over financial reporting, included in this prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement. Such financial statements and information included in the Senior Securities table have been so included in reliance upon the reports of such firm, given their authority as experts in accounting and auditing.

          The principal business address of Deloitte & Touche LLP is 30 Rockefeller Center Plaza, New York, New York 10112.

AVAILABLE INFORMATION

          We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

          We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, District of Columbia 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC's website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, District of Columbia 20549. This information will also be available free of charge by contacting us at 787 Seventh Avenue, 48th Floor, New York, New York 10019, by telephone at (212) 720-0300, or on our website at http://www.newmountainfinance.com. Information contained on our website or on the SEC's web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC's website to be part of this prospectus.

PRIVACY NOTICE

          Your privacy is very important to us. This Privacy Notice sets forth our policies with respect to non-public personal information about our shareholders and prospective and former shareholders. These policies apply to our shareholders and may be changed at any time, provided a notice of such change is given to you. This notice supersedes any other privacy notice you may have received from us.

          We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

          We do not share this information with any non-affiliated third party except as described below.

  •
  Authorized Employees of our Investment Adviser.  It is our policy that only authorized employees of our investment adviser who need to know your personal information will have access to it.

  •
  Service Providers.  We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

  •
  Courts and Government Officials.  If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

          We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable us to provide services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

          If you have any questions regarding this policy or the treatment of your non-public personal information, please contact our Chief Compliance Officer at (212) 655-0083.

New Mountain Finance Corporation

Consolidated Statements of Assets and Liabilities

(in thousands, except shares and per share data)

(unaudited)

	June 30, 2016	December 31, 2015

Assets
Investments at fair value
Non-controlled/non-affiliated investments (cost of $1,383,739 and $1,438,415, respectively)	$1,321,957	$1,377,515
Non-controlled/affiliated investments (cost of $94,105 and $89,047, respectively)	92,320	87,287
Controlled investments (cost of $69,139 and $41,254, respectively)	83,784	47,422

Total investments at fair value (cost of $1,546,983 and $1,568,716, respectively)	1,498,061	1,512,224
Securities purchased under collateralized agreements to resell (cost of $30,000 and $30,000, respectively)	29,630	29,704
Cash and cash equivalents	34,467	30,102
Interest and dividend receivable	15,272	13,832
Receivable from unsettled securities sold	3,600	—
Receivable from affiliates	953	360
Other assets	2,618	1,924

Total assets	$1,584,601	$1,588,146

Liabilities
Borrowings
Holdings Credit Facility	$348,013	$419,313
SBA-guaranteed debentures	121,745	117,745
Convertible Notes	115,000	115,000
NMFC Credit Facility	87,000	90,000
Unsecured Notes	50,000	—
Deferred financing costs (net of accumulated amortization of $10,411 and $8,822, respectively)	(13,915)	(13,992)

Net borrowings	707,843	728,066
Payable for unsettled securities purchased	15,832	5,441
Management fee payable	5,577	5,466
Incentive fee payable	5,449	5,622
Interest payable	2,749	2,343
Deferred tax liability	868	1,676
Payable to affiliates	437	564
Other liabilities	2,521	2,060

Total liabilities	741,276	751,238
Commitments and contingencies (See Note 9)
Net assets
Preferred stock, par value $0.01 per share, 2,000,000 shares authorized, none issued	—	—
Common stock, par value $0.01 per share, 100,000,000 shares authorized, 64,005,387 and 64,005,387 shares issued, respectively, and 63,756,888 and 64,005,387 shares outstanding, respectively	640	640
Paid in capital in excess of par	899,751	899,713
Treasury stock at cost, 248,499 and 0 shares held, respectively	(2,948)	—
Accumulated undistributed net investment income	4,146	4,164
Accumulated undistributed net realized gains on investments	2,383	1,342
Net unrealized (depreciation) appreciation (net of provision for taxes of $868 and $1,676, respectively)	(60,647)	(68,951)

Total net assets	$843,325	$836,908

Total liabilities and net assets	$1,584,601	$1,588,146

Number of shares outstanding	63,756,888	64,005,387
Net asset value per share	$13.23	$13.08

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Statements of Operations

(in thousands, except shares and per share data)

(unaudited)

	Three Months Ended		Six Months Ended

	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015

Investment income
From non-controlled/non-affiliated investments:
Interest income	$36,302	$33,767	$72,008	$65,621
Dividend income	92	201	92	102
Other income	997	320	2,219	1,877
From non-controlled/affiliated investments:
Interest income	1,627	1,183	3,209	2,226
Dividend income	887	951	1,807	1,809
Other income	305	308	618	622
From controlled investments:
Interest income	483	520	985	970
Dividend income	742	643	1,461	1,191
Other income	55	12	67	23

Total investment income	41,490	37,905	82,466	74,441

Expenses
Incentive fee	5,449	5,057	10,834	9,935
Capital gains incentive fee	—	9	—	490

Total incentive fees	5,449	5,066	10,834	10,425
Management fee	6,818	6,198	13,654	12,666
Interest and other financing expenses	6,771	5,598	13,373	11,075
Professional fees	861	909	1,738	1,648
Administrative expenses	629	522	1,468	1,157
Other general and administrative expenses	384	453	816	882

Total expenses	20,912	18,746	41,883	37,853
Less: management fee waived (See Note 5)	(1,241)	(1,247)	(2,560)	(2,629)
Less: expenses waived and reimbursed (See Note 5)	(63)	—	(347)	(400)

Net expenses	19,608	17,499	38,976	34,824

Net investment income before income taxes	21,882	20,406	43,490	39,617
Income tax expense	50	153	91	302

Net investment income	21,832	20,253	43,399	39,315
Net realized gains (losses):
Non-controlled/non-affiliated investments	865	(13,338)	1,041	(13,471)
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	13,532	11,970	(882)	10,508
Non-controlled/affiliated investments	1,126	1,600	(25)	728
Controlled investments	7,298	(86)	8,477	6,734
Securities purchased under collateralized agreements to resell	(44)	—	(74)	—
Benefit (provision) for taxes	84	(135)	808	(636)

Net realized and unrealized gains (losses)	22,861	11	9,345	3,863

Net increase in net assets resulting from operations	$44,693	$20,264	$52,744	$43,178

Basic earnings per share	$0.70	$0.35	$0.83	$0.74
Weighted average shares of common stock outstanding — basic (See Note 11)	63,839,920	58,076,552	63,887,036	58,037,868
Diluted earnings per share	$0.64	$0.33	$0.77	$0.70
Weighted average shares of common stock outstanding — diluted (See Note 11)	71,117,051	65,313,497	71,164,167	65,265,931
Dividends declared and paid per share	$0.34	$0.34	$0.68	$0.68

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Statements of Changes in Net Assets

(in thousands, except shares and per share data)

(unaudited)

	Six Months Ended

	June 30, 2016	June 30, 2015

Increase (decrease) in net assets resulting from operations:
Net investment income	$43,399	$39,315
Net realized gains (losses) on investments	1,041	(13,471)
Net change in unrealized appreciation (depreciation) of investments	7,570	17,970
Net change in unrealized (depreciation) appreciation of securities purchased under collateralized agreements to resell	(74)	—
Benefit (provision) for taxes	808	(636)

Net increase in net assets resulting from operations	52,744	43,178

Capital transactions
Deferred offering costs	38	59
Dividends declared to stockholders from net investment income	(43,417)	(39,465)
Reinvestment of dividends	—	2,384
Repurchase of shares under repurchase program	(2,948)	—

Total net decrease in net assets resulting from capital transactions	(46,327)	(37,022)

Net increase in net assets	6,417	6,156
Net assets at the beginning of the period	836,908	802,170

Net assets at the end of the period	$843,325	$808,326

Capital share activity
Shares issued from reinvestment of dividends	—	163,931
Shares repurchased under repurchase program	(248,499)	—

Net (decrease) increase in shares outstanding	(248,499)	163,931

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Six Months Ended

	June 30, 2016	June 30, 2015

Cash flows from operating activities
Net increase in net assets resulting from operations	$52,744	$43,178
Adjustments to reconcile net (increase) decrease in net assets resulting from operations to net cash (used in) provided by operating activities:
Net realized (gains) losses on investments	(1,041)	13,471
Net change in unrealized (appreciation) depreciation of investments	(7,570)	(17,970)
Net change in unrealized depreciation (appreciation) of securities purchased under collateralized agreements to resell	74	—
Amortization of purchase discount	(1,617)	(1,176)
Amortization of deferred financing costs	1,589	1,419
Non-cash investment income	(3,356)	(3,209)
(Increase) decrease in operating assets:
Purchase of investments and delayed draw facilities	(163,888)	(187,045)
Proceeds from sales and paydowns of investments	198,211	315,219
Cash received for purchase of undrawn portion of revolving credit or delayed draw facilities	43	54
Cash paid for purchase of drawn portion of revolving credit facilities	—	(3,050)
Cash paid on drawn revolvers	(8,851)	(970)
Cash repayments on drawn revolvers	2,232	475
Interest and dividend receivable	(1,440)	288
Receivable from unsettled securities sold	(3,600)	8,912
Receivable from affiliates	(593)	128
Other assets	(423)	(1,162)
Increase (decrease) in operating liabilities:
Payable for unsettled securities purchased	10,391	(26,460)
Management fee payable	111	(193)
Incentive fee payable	(173)	254
Interest payable	406	8
Deferred tax liability	(808)	636
Payable to affiliates	(127)	(362)
Capital gains incentive fee payable	—	490
Other liabilities	257	(658)

Net cash flows provided by operating activities	72,571	142,277

Cash flows from financing activities
Dividends paid	(43,417)	(37,081)
Offering costs paid	(53)	(56)
Proceeds from Holdings Credit Facility	103,300	138,750
Repayment of Holdings Credit Facility	(174,600)	(247,000)
Proceeds from SBA-guaranteed debentures	4,000	17,500
Proceeds from NMFC Credit Facility	71,000	51,300
Repayment of NMFC Credit Facility	(74,000)	(63,300)
Proceeds from Unsecured Notes	50,000	—
Deferred financing costs paid	(1,488)	(1,609)
Repurchase of shares under repurchase program	(2,948)	—

Net cash flows used in financing activities	(68,206)	(141,496)

Net increase in cash and cash equivalents	4,365	781
Cash and cash equivalents at the beginning of the period	30,102	23,445

Cash and cash equivalents at the end of the period	$34,467	$24,226

Supplemental disclosure of cash flow information
Cash interest paid	$10,960	$9,303
Income taxes paid	3	143
Non-cash operating activities:
Non-cash activity on investments	$167	$60,652
Non-cash financing activities:
Value of shares issued in connection with dividend reinvestment plan	$—	$2,384
Accrual for offering costs	817	824
Accrual for deferred financing costs	106	127

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments

June 30, 2016

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(10)	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

Non-Controlled/Non-Affiliated Investments
Funded Debt Investments — Australia
Project Sunshine IV Pty Ltd**
Media	First lien(2)	8.00% (L + 7.00%/M)	9/23/2019	$7,755	$7,725	$7,523	0.89%

Total Funded Debt Investments — Australia				$7,755	$7,725	$7,523	0.89%

Funded Debt Investments — Luxembourg
Pinnacle Holdco S.à.r.l. / Pinnacle (US) Acquisition Co Limited**
Software	Second lien(2)	10.50% (L + 9.25%/Q)	7/30/2020	$24,630	$24,349	$17,240
	Second lien(3)	10.50% (L + 9.25%/Q)	7/30/2020	8,204	8,329	5,743

				32,834	32,678	22,983	2.73%

Total Funded Debt Investments — Luxembourg				$32,834	$32,678	$22,983	2.73%

Funded Debt Investments — Netherlands
Eiger Acquisition B.V. (Eiger Co-Borrower, LLC)**
Software	Second lien(3)	10.13% (L + 9.13%/Q)	2/17/2023	$10,000	$9,337	$9,450	1.12%

Total Funded Debt Investments — Netherlands				$10,000	$9,337	$9,450	1.12%

Funded Debt Investments — United Kingdom
Air Newco LLC**
Software	Second lien(3)	10.50% (L + 9.50%/Q)	1/31/2023	$32,500	$31,774	$30,265	3.59%

Total Funded Debt Investments — United Kingdom				$32,500	$31,774	$30,265	3.59%

Funded Debt Investments — United States
Engility Corporation (fka TASC, Inc.)
Federal Services	First lien(2)	7.00% (L + 6.00%/Q)	5/22/2020	$27,600	$27,325	$27,651
	Second lien(3)	12.00%/M	5/21/2021	12,500	12,104	12,552
	Second lien(3)	12.00%/M	5/21/2021	4,000	3,974	4,017

				44,100	43,403	44,220	5.24%

Deltek, Inc.
Software	Second lien(3)	9.50% (L + 8.50%/Q)	6/26/2023	21,000	20,982	21,276
	Second lien(2)	9.50% (L + 8.50%/Q)	6/26/2023	20,000	19,629	20,263

				41,000	40,611	41,539	4.93%

Hill International, Inc.
Business Services	First lien(2)	7.75% (L + 6.75%/Q)	9/28/2020	41,756	41,315	41,443	4.91%
Navex Global, Inc.
Software	First lien(4)	5.75% (L + 4.75%/Q)	11/19/2021	4,574	4,537	4,545
	First lien(2)	5.75% (L + 4.75%/Q)	11/19/2021	2,589	2,568	2,573
	Second lien(4)	9.75% (L + 8.75%/Q)	11/18/2022	18,187	17,972	17,734
	Second lien(3)	9.75% (L + 8.75%/Q)	11/18/2022	15,313	14,831	14,930

				40,663	39,908	39,782	4.72%

AssuredPartners, Inc.
Business Services	Second lien(2)	10.00% (L + 9.00%/M)	10/20/2023	20,000	19,246	19,762
	Second lien(3)	10.00% (L + 9.00%/M)	10/20/2023	20,200	19,444	19,960

				40,200	38,690	39,722	4.71%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

June 30, 2016

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(10)	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

TIBCO Software Inc.
Software	First lien(2)	6.50% (L + 5.50%/M)	12/4/2020	$29,625	$28,474	$27,181
	Subordinated(3)	11.38%/S	12/1/2021	15,000	14,635	12,000

				44,625	43,109	39,181	4.65%

Kronos Incorporated
Software	Second lien(2)	9.75% (L + 8.50%/Q)	4/30/2020	32,632	32,454	32,931
	Second lien(3)	9.75% (L + 8.50%/Q)	4/30/2020	4,999	4,962	5,044

				37,631	37,416	37,975	4.50%

ProQuest LLC
Business Services	Second lien(3)	10.00% (L + 9.00%/Q)	12/15/2022	35,000	34,337	35,000	4.15%
Ascend Learning, LLC
Education	Second lien(3)	9.50% (L + 8.50%/Q)	11/30/2020	35,227	34,860	33,906	4.02%
CRGT Inc.
Federal Services	First lien(2)	7.50% (L + 6.50%/M)	12/19/2020	32,408	32,203	32,164	3.81%
Valet Waste Holdings, Inc.
Business Services	First lien(2)	8.00% (L + 7.00%/Q)	9/24/2021	29,775	29,442	29,404
	First lien(3)(11) — Drawn	8.00% (L + 7.00%/Q)	9/24/2021	2,250	2,222	2,222

				32,025	31,664	31,626	3.75%

PetVet Care Centers LLC
Consumer Services	Second lien(3)	10.25% (L + 9.25%/Q)	6/17/2021	24,000	23,804	24,329
	Second lien(3)	10.50% (L + 9.50%/Q)	6/17/2021	6,500	6,438	6,630

				30,500	30,242	30,959	3.67%

Rocket Software, Inc.
Software	Second lien(2)	10.25% (L + 8.75%/Q)	2/8/2019	30,875	30,793	30,810	3.65%
VetCor Professional Practices LLC
Consumer Services	First lien(4)	7.25% (L + 6.25%/Q)	4/20/2021	19,404	19,241	19,598
	First lien(2)	7.25% (L + 6.25%/Q)	4/20/2021	7,832	7,676	7,911
	First lien(4)(11) — Drawn	7.25% (L + 6.25%/Q)	4/20/2021	2,265	2,244	2,288
	First lien(3)(11) — Drawn	7.25% (L + 6.25%/Q)	4/20/2021	675	668	682

				30,176	29,829	30,479	3.61%

CompassLearning, Inc.(15)
Education	First lien(2)	8.00% (L + 6.75%/Q)	11/26/2018	30,000	29,605	29,828	3.54%
Integro Parent Inc.
Business Services	First lien(2)	6.75% (L + 5.75%/Q)	10/31/2022	18,887	18,538	18,604
	First lien(2)	6.75% (L + 5.75%/Q)	10/31/2022	1,019	1,000	1,003
	Second lien(3)	10.25% (L + 9.25%/Q)	10/30/2023	10,000	9,906	9,650

				29,906	29,444	29,257	3.47%

Ryan, LLC
Business Services	First lien(2)	6.75% (L + 5.75%/M)	8/7/2020	26,600	26,263	26,069	3.09%
DigiCert Holdings, Inc.
Software	First lien(2)	6.00% (L + 5.00%/Q)	10/21/2021	24,875	24,200	24,752	2.94%
Precyse Acquisition Corp.
Healthcare Services	Second lien(2)	10.75% (L + 9.75%/Q)	4/20/2023	25,000	24,570	24,563	2.91%
AAC Holding Corp.
Education	First lien(2)	8.25% (L + 7.25%/M)	9/30/2020	24,621	24,299	24,253	2.88%
KeyPoint Government Solutions, Inc.
Federal Services	First lien(2)	7.75% (L + 6.50%/Q)	11/13/2017	24,143	23,977	24,023	2.85%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

June 30, 2016

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(10)	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

Pelican Products, Inc.
Business Products	Second lien(3)	9.25% (L + 8.25%/Q)	4/9/2021	$15,500	$15,512	$14,105
	Second lien(2)	9.25% (L + 8.25%/Q)	4/9/2021	10,000	10,111	9,100

				25,500	25,623	23,205	2.75%

EN Engineering, LLC
Business Services	First lien(2)	7.00% (L + 6.00%/Q)	6/30/2021	21,214	21,030	21,002
	First lien(2)(11) — Drawn	8.50% (P + 5.00%/Q)	6/30/2021	2,197	2,177	2,175

				23,411	23,207	23,177	2.75%

TWDiamondback Holdings Corp.(18)
Diamondback Drugs of Delaware, L.L.C. (TWDiamondback II Holdings LLC)
Distribution & Logistics	First lien(4)	9.75% (L + 8.75%/Q)	11/19/2019	19,895	19,895	20,156
	First lien(3)	9.75% (L + 8.75%/Q)	11/19/2019	2,158	2,158	2,186
	First lien(4)	9.75% (L + 8.75%/Q)	11/19/2019	605	605	613

				22,658	22,658	22,955	2.72%

Vision Solutions, Inc.
Software	First lien(2)	7.50% (L + 6.50%/Q)	6/16/2022	22,500	22,276	22,275	2.64%
Severin Acquisition, LLC
Software	Second lien(4)	9.75% (L + 8.75%/Q)	7/29/2022	15,000	14,864	14,850
	Second lien(4)	9.75% (L + 8.75%/Q)	7/29/2022	4,154	4,115	4,112
	Second lien(4)	10.25% (L + 9.25%/Q)	7/29/2022	3,273	3,242	3,305

				22,427	22,221	22,267	2.64%

TW-NHME Holdings Corp.(23)
National HME, Inc.
Healthcare Services	Second lien(4)	10.25% (L + 9.25%/Q)	7/14/2022	21,500	21,252	21,231
	Second lien(3)	10.25% (L + 9.25%/Q)	7/14/2022	500	494	494

				22,000	21,746	21,725	2.58%

Sierra Hamilton LLC / Sierra Hamilton Finance, Inc.
Energy	First lien(2)	12.25%/S	12/15/2018	25,000	25,000	19,500
	First lien(3)	12.25%/S	12/15/2018	2,660	2,144	2,075

				27,660	27,144	21,575	2.56%

Confie Seguros Holding II Co.
Consumer Services	Second lien(2)	10.25% (L + 9.00%/M)	5/8/2019	18,886	18,811	17,988
	Second lien(3)	10.25% (L + 9.00%/M)	5/8/2019	3,571	3,631	3,402

				22,457	22,442	21,390	2.54%

Weston Solutions, Inc.
Business Services	Subordinated(4)	16.00%/Q	7/3/2019	20,000	20,000	20,311	2.41%
IT'SUGAR LLC
Retail	First lien(4)	10.50% (L + 9.50%/Q)	10/23/2019	20,895	20,200	20,082	2.38%
Aricent Technologies
Business Services	Second lien(2)	9.50% (L + 8.50%/Q)	4/14/2022	20,000	19,887	16,200
	Second lien(3)	9.50% (L + 8.50%/Q)	4/14/2022	4,000	3,733	3,240

				24,000	23,620	19,440	2.31%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

June 30, 2016

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(10)	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

DCA Investment Holding, LLC
Healthcare Services	First lien(2)	6.25% (L + 5.25%/Q)	7/2/2021	$17,721	$17,569	$17,544
	First lien(3)(11) — Drawn	7.75% (P + 4.25%/Q)	7/2/2021	1,244	1,231	1,231

				18,965	18,800	18,775	2.23%

First American Payment Systems, L.P.
Business Services	Second lien(2)	10.75% (L + 9.50%/M)	4/12/2019	18,643	18,451	17,990	2.13%
iPipeline, Inc. (Internet Pipeline, Inc.)
Software	First lien(4)	8.25% (L + 7.25%/Q)	8/4/2022	17,865	17,704	17,686	2.10%
YP Holdings LLC / Print Media Holdings LLC(12)
YP LLC / Print Media LLC
Media	First lien(2)	8.00% (L + 6.75%/M)	6/4/2018	18,320	18,208	17,233	2.04%
AgKnowledge Holdings Company, Inc.
Business Services	Second lien(2)	9.25% (L + 8.25%/M)	7/23/2020	18,500	18,365	17,122	2.03%
Netsmart Inc. / Netsmart Technologies, Inc.
Healthcare Information Technology	Second lien(2)	10.50% (L + 9.50%/Q)	10/19/2023	15,000	14,631	14,850	1.76%
SW Holdings, LLC
Business Services	Second lien(4)	9.75% (L + 8.75%/Q)	12/30/2021	14,265	14,138	14,122	1.67%
Poseidon Intermediate, LLC
Software	Second lien(2)	9.50% (L + 8.50%/Q)	8/15/2023	13,000	12,820	12,805	1.52%
American Tire Distributors, Inc.
Distribution & Logistics	Subordinated(3)	10.25%/S	3/1/2022	13,000	12,810	11,473	1.36%
Transtar Holding Company
Distribution & Logistics	Second lien(2)	12.00% (L + 10.75%/Q)(8)	10/9/2019	28,300	28,011	8,490
	Second lien(3)	12.00% (L + 10.75%/Q)(8)	10/9/2019	9,564	2,889	2,869

				37,864	30,900	11,359	1.35%

Smile Brands Group Inc.
Healthcare Services	First lien(2)	9.00% (L + 6.25% + 1.50% PIK/Q)*	8/16/2019	12,243	12,145	10,635	1.26%
PowerPlan Holdings, Inc.
Software	Second lien(2)	10.75% (L + 9.75%/Q)	2/23/2023	10,000	9,912	9,908	1.17%
Harley Marine Services, Inc.
Distribution & Logistics	Second lien(2)	10.50% (L + 9.25%/Q)	12/20/2019	9,000	8,883	8,955	1.06%
QC McKissock Investment, LLC(17)
McKissock, LLC
Education	First lien(2)	7.50% (L + 6.50%/Q)	8/5/2019	4,796	4,764	4,796
	First lien(2)	7.50% (L + 6.50%/Q)	8/5/2019	3,096	3,076	3,096
	First lien(2)	7.50% (L + 6.50%/Q)	8/5/2019	999	992	999

				8,891	8,832	8,891	1.05%

TTM Technologies, Inc.**
Business Products	First lien(2)	6.00% (L + 5.00%/Q)	5/31/2021	8,859	8,510	8,781	1.04%
Greenway Health, LLC (fka Vitera Healthcare Solutions, LLC)
Software	First lien(2)	6.00% (L + 5.00%/Q)	11/4/2020	1,950	1,937	1,877
	Second lien(2)	9.25% (L + 8.25%/Q)	11/4/2021	7,000	6,922	6,300

				8,950	8,859	8,177	0.97%

Permian Tank & Manufacturing, Inc.
Energy	First lien(2)	10.50%/S(8)	1/15/2018	24,357	24,460	7,185	0.85%
J.D. Power and Associates
Business Services	Second lien(3)	9.50% (L + 8.50%/Q)	6/9/2024(26)	7,000	6,895	6,895	0.82%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

June 30, 2016

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(10)	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

Sotera Defense Solutions, Inc. (Global Defense Technology & Systems, Inc.)
Federal Services	First lien(2)	9.00% (L + 7.50%/Q)	4/21/2017	$6,396	$6,377	$5,917	0.70%
Solera LLC / Solera Finance, Inc.
Software	Subordinated(3)	10.50%/S	3/1/2024	5,000	4,757	5,280	0.63%
Packaging Coordinators, Inc.(13)
Healthcare Products	Second lien(3)	9.00% (L + 8.00%/Q)	8/1/2022	5,000	4,959	5,000	0.59%
Immucor, Inc.
Healthcare Services	Subordinated(2)(9)	11.13%/S	8/15/2019	5,000	4,967	4,575	0.54%
Vencore, Inc. (fka The SI Organization Inc.)
Federal Services	Second lien(3)	9.75% (L + 8.75%/Q)	5/23/2020	4,000	3,920	3,920	0.46%
Brock Holdings III, Inc.
Industrial Services	Second lien(2)	10.00% (L + 8.25%/Q)	3/16/2018	3,000	2,984	2,700	0.32%
Synarc-Biocore Holdings, LLC
Healthcare Services	Second lien(3)	9.25% (L + 8.25%/Q)	3/10/2022	2,500	2,480	2,413	0.29%
York Risk Services Holding Corp.
Business Services	Subordinated(3)	8.50%/S	10/1/2022	3,000	3,000	2,227	0.26%
Ensemble S Merger Sub, Inc.
Software	Subordinated(3)	9.00%/S	9/30/2023	2,000	1,936	1,983	0.24%
Education Management Corporation(22)
Education Management II LLC
Education	First lien(2)	5.50% (L + 4.50%/Q)	7/2/2020	250	239	72
	First lien(3)	5.50% (L + 4.50%/Q)	7/2/2020	141	135	39
	First lien(2)	8.50% (L + 1.00% + 6.50% PIK/Q)*	7/2/2020	452	394	27
	First lien(3)	8.50% (L + 1.00% + 6.50% PIK/Q)*	7/2/2020	255	223	15

				1,098	991	153	0.02%

ATI Acquisition Company (fka Ability Acquisition, Inc.)(14)
Education	First lien(2)	17.25% (P + 10.00% + 4.00% PIK/Q)(8)*	6/30/2012 — Past Due	1,665	1,434	—
	First lien(2)	17.25% (P + 10.00% + 4.00% PIK/Q)(8)*	6/30/2012 — Past Due	103	94	—

				1,768	1,528	—	—%

Total Funded Debt Investments — United States				$1,268,323	$1,245,097	$1,186,963	140.74%

Total Funded Debt Investments				$1,351,412	$1,326,611	$1,257,184	149.07%

Equity — United Kingdom
Packaging Coordinators, Inc.(13)
PCI Pharma Holdings UK Limited**
Healthcare Products	Ordinary shares(2)	—	—	19,427	$578	$2,528	0.30%

Total Shares — United Kingdom					$578	$2,528	0.30%

Equity — United States
Crowley Holdings Preferred, LLC
Distribution & Logistics	Preferred shares(3)(20)	12.00% (10.00% + 2.00% PIK/Q)*	—	52,580	$52,039	$52,580	6.23%
TWDiamondback Holdings Corp.(18)
Distribution & Logistics	Preferred shares(4)	—	—	200	2,000	2,664	0.32%
TW-NHME Holdings Corp.(23)
Healthcare Services	Preferred shares(4)	—	—	100	1,000	1,116
	Preferred shares(4)	—	—	16	158	176
	Preferred shares(4)	—	—	6	68	68

					1,226	1,360	0.16%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

June 30, 2016

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(10)	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

Ancora Acquisition LLC(14)
Education	Preferred shares(6)	—	—	$372	$83	$393	0.05%
Education Management Corporation(22)
Education	Preferred shares(2)	—	—	3,331	200	9
	Preferred shares(3)	—	—	1,879	113	5
	Ordinary shares(2)	—	—	2,994,065	100	75
	Ordinary shares(3)	—	—	1,688,976	56	43

					469	132	0.01%

Total Shares — United States					$55,817	$57,129	6.77%

Total Shares					$56,395	$59,657	7.07%

Warrants — United States
YP Holdings LLC / Print Media Holdings LLC(12)
YP Equity Investors, LLC
Media	Warrants(5)	—	5/8/2022	5	$—	$3,628	0.43%
IT'SUGAR LLC
Retail	Warrants(3)	—	10/23/2025	94,672	817	817	0.10%
ASP LCG Holdings, Inc.
Education	Warrants(3)	—	5/5/2026	622	37	687	0.08%
Ancora Acquisition LLC(14)
Education	Warrants(6)	—	8/12/2020	20	—	—	—%

Total Warrants — United States					$854	$5,132	0.61%

Total Funded Investments					$1,383,860	$1,321,973	156.75%

Unfunded Debt Investments — United States
VetCor Professional Practices LLC
Consumer Services	First lien(3)(11) — Undrawn	—	4/20/2021	$2,025	$(20)	$20
	First lien(4)(11) — Undrawn	—	5/12/2017	425	(4)	4
	First lien(4)(11) — Undrawn	—	3/30/2018	500	(10)	5
	First lien(2)(11) — Undrawn	—	6/22/2018	1,644	(33)	16

				4,594	(67)	45	—%

DCA Investment Holding, LLC
Healthcare Services	First lien(3)(11) — Undrawn	—	7/2/2021	856	(9)	(9)	—%
iPipeline, Inc. (Internet Pipeline, Inc.)
Software	First lien(3)(11) — Undrawn	—	8/4/2021	1,000	(10)	(10)	—%
EN Engineering, LLC
Business Services	First lien(2)(11) — Undrawn	—	12/30/2016	1,368	(7)	(14)	—%
Valet Waste Holdings, Inc.
Business Services	First lien(3)(11) — Undrawn	—	9/24/2021	2,250	(28)	(28)	—%

Total Unfunded Debt Investments				$10,068	$(121)	$(16)	—%

Total Non-Controlled/Non-Affiliated Investments					$1,383,739	$1,321,957	156.75%

Non-Controlled/Affiliated Investments(24)
Funded Debt Investments — United States
Tenawa Resource Holdings LLC(16)
Tenawa Resource Management LLC
Energy	First lien(3)	10.50% (Base + 8.00%/Q)	5/12/2019	$40,000	$39,885	$39,151	4.64%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

June 30, 2016

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(10)	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

Edmentum Ultimate Holdings, LLC(19)
Edmentum, Inc. (fka Plato, Inc.) (Archipelago Learning, Inc.)
Education	Second lien(3)(11) — Drawn	5.00%/Q	6/9/2020	$4,002	$4,002	$4,002
	Subordinated(3)	8.50% PIK/Q*	6/9/2020	3,950	3,943	3,950
	Subordinated(2)	10.00% PIK/Q*	6/9/2020	14,417	14,417	11,931
	Subordinated(3)	10.00% PIK/Q*	6/9/2020	3,547	3,547	2,935

				25,916	25,909	22,818	2.71%

Total Funded Debt Investments — United States				$65,916	$65,794	$61,969	7.35%

Equity — United States
NMFC Senior Loan Program I LLC**
Investment Fund	Membership interest(3)	—	—	—	$23,000	$22,820	2.71%
Edmentum Ultimate Holdings, LLC(19)
Education	Ordinary shares(3)	—	—	123,968	11	2,357
	Ordinary shares(2)	—	—	107,143	9	2,037

					20	4,394	0.52%

Tenawa Resource Holdings LLC(16)
QID NGL LLC
Energy	Ordinary shares(7)	—	—	5,290,997	5,291	3,137	0.37%

Total Shares — United States					$28,311	$30,351	3.60%

Unfunded Debt Investments — United States
Edmentum Ultimate Holdings, LLC(19)
Edmentum, Inc. (fka Plato, Inc.) (Archipelago Learning, Inc.)
Education	Second lien(3)(11) — Undrawn	—	6/9/2020	$878	$—	$—	—%

Total Unfunded Debt Investments				$878	$—	$—	—%

Total Non-Controlled/Affiliated Investments					$94,105	$92,320	10.95%

Controlled Investments(25)
Funded Debt Investments — United States
UniTek Global Services, Inc.
Business Services	First lien(2)	8.50% (L + 7.50%/Q)	1/13/2019	$10,846	$10,846	$11,000
	First lien(2)	9.88% (Base + 7.25% + 1.00% PIK/Q)*	1/13/2019	5,773	5,773	5,845
	Subordinated(2)	15.00% PIK/Q*	7/13/2019	1,602	1,602	1,631
	Subordinated(3)	15.00% PIK/Q*	7/13/2019	958	958	976

				19,179	19,179	19,452	2.31%

Total Funded Debt Investments — United States				$19,179	$19,179	$19,452	2.31%

Equity — United States
UniTek Global Services, Inc.
Business Services	Preferred shares(2)(21)	—	—	17,824,939	$15,445	$15,857
	Preferred shares(3)(21)	—	—	4,925,965	4,268	4,382
	Ordinary shares(2)	—	—	2,096,477	1,925	12,773
	Ordinary shares(3)	—	—	579,366	532	3,530

					22,170	36,542	4.33%

NMFC Senior Loan Program II LLC**
Investment Fund	Membership interest(3)	—	—	—	27,790	27,790	3.30%

Total Shares — United States					$49,960	$64,332	7.63%

Total Funded Investments					$69,139	$83,784	9.94%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

June 30, 2016

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(10)	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

Unfunded Debt Investments — United States
UniTek Global Services, Inc.
Business Services	First lien(3)(11) — Undrawn	—	1/13/2019	$2,048	$—	$—
	First lien(3)(11) — Undrawn	—	1/13/2019	758	—	—

				2,806	—	—	—%

Total Unfunded Debt Investments				$2,806	$—	$—	—%

Total Controlled Investments					$69,139	$83,784	9.94%

Total Investments					$1,546,983	$1,498,061	177.64%

(1)
New Mountain Finance Corporation (the "Company") generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
Investment is pledged as collateral for the Holdings Credit Facility, a revolving credit facility among the Company as Collateral Manager, New Mountain Finance Holdings, L.L.C. ("NMF Holdings") as the Borrower, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian. See Note 7, Borrowings, for details.

(3)
Investment is pledged as collateral for the NMFC Credit Facility, a revolving credit facility among the Company as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and the Collateral Agent and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust as Lenders. See Note 7, Borrowings, for details.

(4)
Investment is held in New Mountain Finance SBIC, L.P.

(5)
Investment is held in NMF YP Holdings, Inc.

(6)
Investment is held in NMF Ancora Holdings, Inc.

(7)
Investment is held in NMF QID NGL Holdings, Inc.

(8)
Investment or a portion of the investment is on non-accrual status. See Note 3, Investments, for details.

(9)
Securities are registered under the Securities Act.

(10)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (L), the Prime Rate (P) and the alternative base rate (Base) and which resets monthly (M), quarterly (Q), semi-annually (S) or annually (A). For each investment the current interest rate provided reflects the rate in effect as of June 30, 2016.

(11)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities or delayed draws. Cost amounts represent the cash received at settlement date net of the impact of paydowns and cash paid for drawn revolvers or delayed draws.

(12)
The Company holds investments in three related entities of YP Holdings LLC/Print Media Holdings LLC. The Company directly holds warrants to purchase a 4.96% membership interest of YP Equity Investors, LLC (which at closing represented an indirect 1.0% equity interest in YP Holdings LLC) and holds an investment in the Term Loan B loans issued by YP LLC and Print Media LLC, wholly-owned subsidiaries of YP Holdings LLC and Print Media Holdings LLC, respectively.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

June 30, 2016

(in thousands, except shares)

(unaudited)

(13)
The Company holds investments in Packaging Coordinators, Inc. and one related entity of Packaging Coordinators, Inc. The Company has a debt investment in Packaging Coordinators, Inc. and holds ordinary equity in PCI Pharma Holdings UK Limited, a wholly-owned subsidiary of Packaging Coordinators, Inc.

(14)
The Company holds investments in ATI Acquisition Company and Ancora Acquisition LLC. The Company has debt investments in ATI Acquisition Company and preferred equity and warrants to purchase units of common membership interests of Ancora Acquisition LLC. The Company received its investments in Ancora Acquisition LLC as a result of its investments in ATI Acquisition Company.

(15)
The Company holds an investment in CompassLearning, Inc. that is structured as a first lien last out term loan.

(16)
The Company holds investments in two related entities of Tenawa Resource Holdings LLC. The Company holds 5.25% of the common units in QID NGL LLC (which at closing represented 98.1% of the ownership in the common units in Tenawa Resource Holdings LLC) and holds a first lien investment in Tenawa Resource Management LLC, a wholly-owned subsidiary of Tenawa Resource Holdings LLC.

(17)
The Company holds investments in QC McKissock Investment, LLC and one related entity of QC McKissock Investment, LLC. The Company holds a first lien term loan in QC McKissock Investment, LLC (which at closing represented 71.1% of the ownership in the Series A common units of McKissock Investment Holdings, LLC) and holds a first lien term loan and a delayed draw term loan in McKissock, LLC, a wholly-owned subsidiary of McKissock Investment Holdings, LLC.

(18)
The Company holds investments in TWDiamondback Holdings Corp. and one related entity of TWDiamondback Holdings Corp. The Company holds preferred equity in TWDiamondback Holdings Corp. and holds a first lien last out term loan and a delayed draw term loan in Diamondback Drugs of Delaware LLC, a wholly-owned subsidiary of TWDiamondback Holdings Corp.

(19)
The Company holds investments in Edmentum Ultimate Holdings, LLC and its related entities. The Company holds subordinated notes and ordinary equity in Edmentum Ultimate Holdings, LLC and holds a second lien revolver in Edmentum, Inc. and Archipelago Learning, Inc., which are wholly-owned subsidiaries of Edmentum Ultimate Holdings, LLC.

(20)
Total shares reported assumes shares issued for the capitalization of payment-in-kind ("PIK") interest. Actual shares owned total 50,000 as of June 30, 2016.

(21)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 13.5% per annum payable in additional shares.

(22)
The Company holds investments in Education Management Corporation and one related entity of Education Management Corporation. The Company holds series A-1 convertible preferred stock and common stock in Education Management Corporation and holds a tranche A first lien term loan and a tranche B first lien term loan in Education Management II LLC, which is an indirect subsidiary of Education Management Corporation.

(23)
The Company holds an equity investment in TW-NHME Holdings Corp., as well as a second lien term loan investment in National HME, Inc., a wholly-owned subsidiary of TW-NHME Holdings Corp.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

June 30, 2016

(in thousands, except shares)

(unaudited)

(24)
Denotes investments in which the Company is an "Affiliated Person", as defined in the Investment Company Act of 1940, as amended, due to owning or holding the power to vote 5.0% or more of the outstanding voting securities of the investment but not controlling the company. Fair value as of December 31, 2015 and June 30, 2016 along with transactions during the six months ended June 30, 2016 in which the issuer was a non-controlled/affiliated investment is as follows:

Portfolio Company(1)	Fair Value at December 31, 2015	Gross Additions(A)	Gross Redemptions(B)	Net Realized Gains (Losses)	Net Change In Unrealized Appreciation (Depreciation)	Fair Value at June 30, 2016	Interest Income	Dividend Income	Other Income

Edmentum Ultimate Holdings, LLC/Edmentum Inc.	$22,782	$5,042	$—	$—	$(612)	$27,212	$1,104	$—	$—
NMFC Senior Loan Program I LLC	21,914	—	—	—	906	22,820	—	1,807	593
Tenawa Resource Holdings LLC	42,591	16	—	—	(319)	42,288	2,105	—	25

Total Non-Controlled/Affiliated Investments	$87,287	$5,058	$—	$—	$(25)	$92,320	$3,209	$1,807	$618

(A)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of discounts, reorganizations or restructurings and the movement of an existing portfolio company into this category from a different category.

(B)
Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, reorganizations or restructurings and the movement of an existing portfolio company out of this category into a different category.
(25)
Denotes investments in which the Company is in "Control", as defined in the Investment Company Act of 1940, as amended, due to owning or holding the power to vote 25.0% or more of the outstanding voting securities of the investment. Fair value as of December 31, 2015 and June 30, 2016 along with transactions during the six months ended June 30, 2016 in which the issuer was a controlled investment is as follows:

Portfolio Company(1)	Fair Value at December 31, 2015	Gross Additions(A)	Gross Redemptions(B)	Net Realized Gains (Losses)	Net Change In Unrealized Appreciation (Depreciation)	Fair Value at June 30, 2016	Interest Income	Dividend Income	Other Income

UniTek Global Services, Inc.	$47,422	$1,680	$(1,585)	$—	$8,477	$55,994	$985	$1,461	$67
NMFC Senior Loan Program II LLC	—	27,790	—	—	—	27,790	—	—	—

Total Controlled Investments	$47,422	$29,470	$(1,585)	$—	$8,477	$83,784	$985	$1,461	$67

(A)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of discounts, reorganizations or restructurings and the movement of an existing portfolio company into this category from a different category.

(B)
Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, reorganizations or restructurings and the movement of an existing portfolio company out of this category into a different category.
(26)
Investment was unsettled as of June 30, 2016. Maturity date is subject to change once the credit agreement has been executed.

*
All or a portion of interest contains PIK interest.

**
Indicates assets that the Company deems to be "non-qualifying assets" under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70.00% of the Company's total assets at the time of acquisition of any additional non-qualifying assets. As of June 30, 2016, 8.3% of the Company's total assets were non-qualifying assets.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

June 30, 2016

(unaudited)

Investment Type	June 30, 2016 Percent of Total Investments at Fair Value

First lien	41.18%
Second lien	42.88%
Subordinated	5.29%
Equity and other	10.65%

Total investments	100.00%

Industry Type	June 30, 2016 Percent of Total Investments at Fair Value

Business Services	25.39%
Software	25.17%
Education	8.38%
Federal Services	7.36%
Distribution & Logistics	7.34%
Healthcare Services	5.61%
Consumer Services	5.53%
Energy	4.74%
Investment Fund	3.38%
Business Products	2.14%
Media	1.89%
Retail	1.40%
Healthcare Information Technology	0.99%
Healthcare Products	0.50%
Industrial Services	0.18%

Total investments	100.00%

Interest Rate Type	June 30, 2016 Percent of Total Investments at Fair Value

Floating rates	86.55%
Fixed rates	13.45%

Total investments	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments

December 31, 2015

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(10)	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

Non-Controlled/Non-Affiliated Investments
Funded Debt Investments — Australia
Project Sunshine IV Pty Ltd**
Media	First lien(2)	8.00% (L + 7.00%/M)	9/23/2019	$10,800	$10,752	$10,314	1.23%

Total Funded Debt Investments — Australia				$10,800	$10,752	$10,314	1.23%

Funded Debt Investments — Luxembourg
Pinnacle Holdco S.à.r.l. / Pinnacle (US) Acquisition Co Limited**
Software	Second lien(2)	10.50% (L + 9.25%/Q)	7/30/2020	$24,630	$24,339	$19,581
	Second lien(3)	10.50% (L + 9.25%/Q)	7/30/2020	8,204	8,324	6,522

				32,834	32,663	26,103	3.12%

Total Funded Debt Investments — Luxembourg				$32,834	$32,663	$26,103	3.12%

Funded Debt Investments — Netherlands
Eiger Acquisition B.V. (Eiger Co-Borrower, LLC)**
Software	Second lien(3)	10.13% (L + 9.13%/Q)	2/17/2023	$10,000	$9,303	$9,049	1.08%

Total Funded Debt Investments — Netherlands				$10,000	$9,303	$9,049	1.08%

Funded Debt Investments — United Kingdom
Air Newco LLC**
Software	Second lien(3)	10.50% (L + 9.50%/Q)	1/31/2023	$32,500	$31,736	$31,363	3.75%

Total Funded Debt Investments — United Kingdom				$32,500	$31,736	$31,363	3.75%

Funded Debt Investments — United States
Deltek, Inc.
Software	Second lien(3)	9.50% (L + 8.50%/Q)	6/26/2023	$21,000	$20,972	$20,948
	Second lien(2)	9.50% (L + 8.50%/Q)	6/26/2023	20,000	19,619	19,950

				41,000	40,591	40,898	4.89%

TIBCO Software Inc.
Software	First lien(2)	6.50% (L + 5.50%/M)	12/4/2020	29,775	28,508	27,021
	Subordinated(3)	11.38%/S	12/1/2021	15,000	14,611	12,600

				44,775	43,119	39,621	4.73%

AssuredPartners, Inc.
Business Services	Second lien(2)	10.00% (L + 9.00%/Q)	10/20/2023	20,000	19,212	19,600
	Second lien(3)	10.00% (L + 9.00%/Q)	10/20/2023	20,000	19,212	19,600

				40,000	38,424	39,200	4.68%

Kronos Incorporated
Software	Second lien(2)	9.75% (L + 8.50%/Q)	4/30/2020	32,641	32,443	32,546
	Second lien(3)	9.75% (L + 8.50%/Q)	4/30/2020	5,000	4,961	4,985

				37,641	37,404	37,531	4.48%

Hill International, Inc.
Business Services	First lien(2)	7.75% (L + 6.75%/Q)	9/28/2020	37,056	36,752	36,779	4.39%
ProQuest LLC
Business Services	Second lien(3)	10.00% (L + 9.00%/M)	12/15/2022	35,000	34,302	34,300	4.10%
Navex Global, Inc.
Software	First lien(4)	5.75% (L + 4.75%/Q)	11/19/2021	4,610	4,570	4,471
	First lien(2)	5.75% (L + 4.75%/Q)	11/19/2021	2,610	2,587	2,531
	Second lien(4)	9.75% (L + 8.75%/Q)	11/18/2022	17,879	17,683	17,343
	Second lien(3)	9.75% (L + 8.75%/Q)	11/18/2022	10,121	10,001	9,817

				35,220	34,841	34,162	4.08%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2015

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(10)	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

Ascend Learning, LLC
Education	Second lien(3)	9.50% (L + 8.50%/Q)	11/30/2020	$34,727	$34,352	$33,077	3.95%
CRGT Inc.
Federal Services	First lien(2)	7.50% (L + 6.50%/Q)	12/19/2020	33,261	33,030	32,928	3.93%
Physio-Control International, Inc.
Healthcare Products	Second lien(2)	10.00% (L + 9.00%/Q)	6/5/2023	30,000	29,426	27,451
	Second lien(3)	10.00% (L + 9.00%/Q)	6/5/2023	4,000	3,703	3,660

				34,000	33,129	31,111	3.72%

Valet Waste Holdings, Inc.
Business Services	First lien(2)	8.00% (L + 7.00%/Q)	9/24/2021	29,925	29,564	29,505
	First lien(3)(11) — Drawn	8.00% (L + 7.00%/Q)	9/24/2021	1,500	1,481	1,479

				31,425	31,045	30,984	3.70%

Rocket Software, Inc.
Software	Second lien(2)	10.25% (L + 8.75%/Q)	2/8/2019	30,875	30,781	30,759	3.68%
TASC, Inc.
Federal Services	First lien(2)	7.00% (L + 6.00%/Q)	5/22/2020	28,314	28,001	28,396
	Second lien(3)	12.00%/Q	5/21/2021	2,000	1,964	2,062

				30,314	29,965	30,458	3.64%

Pittsburgh Glass Works, LLC(24)
Manufacturing	First lien(2)	10.13% (L + 9.13%/M)	11/25/2021	30,000	29,852	29,850	3.57%
Integro Parent Inc.
Business Services	First lien(2)	6.75% (L + 5.75%/Q)	10/31/2022	17,370	17,029	16,980
	First lien(2)	6.75% (L + 5.75%/M)	10/31/2022	2,630	2,578	2,570
	Second lien(3)	10.25% (L + 9.25%/Q)	10/30/2023	10,000	9,901	9,625

				30,000	29,508	29,175	3.49%

CompassLearning, Inc.(15)
Education	First lien(2)	8.00% (L + 6.75%/Q)	11/26/2018	30,000	29,531	28,471	3.40%
Ryan, LLC
Business Services	First lien(2)	6.75% (L + 5.75%/M)	8/7/2020	27,300	26,918	26,583	3.18%
McGraw-Hill Global Education Holdings, LLC
Education	First lien(2)(9)	9.75%/S	4/1/2021	24,500	24,378	26,093	3.12%
KeyPoint Government Solutions, Inc.
Federal Services	First lien(2)	7.75% (L + 6.50%/M)	11/13/2017	25,876	25,636	25,747	3.08%
DigiCert Holdings, Inc.
Software	First lien(2)	6.00% (L + 5.00%/Q)	10/21/2021	25,000	24,268	24,375	2.91%
Pelican Products, Inc.
Business Products	Second lien(3)	9.25% (L + 8.25%/Q)	4/9/2021	15,500	15,519	14,764
	Second lien(2)	9.25% (L + 8.25%/Q)	4/9/2021	10,000	10,115	9,524

				25,500	25,634	24,288	2.90%

Confie Seguros Holding II Co.
Consumer Services	Second lien(2)	10.25% (L + 9.00%/M)	5/8/2019	18,886	18,789	18,673
	Second lien(3)	10.25% (L + 9.00%/M)	5/8/2019	5,571	5,648	5,508

				24,457	24,437	24,181	2.89%

AAC Holding Corp.
Education	First lien(2)	8.25% (L + 7.25%/M)	9/30/2020	25,000	24,640	24,110	2.88%
Transtar Holding Company
Distribution & Logistics	Second lien(2)	10.00% (L + 8.75%/Q)	10/9/2019	28,300	27,974	23,630	2.82%
PetVet Care Centers LLC
Consumer Services	Second lien(3)	9.75% (L + 8.75%/Q)	6/17/2021	24,000	23,789	23,149	2.77%
EN Engineering, L.L.C.
Business Services	First lien(2)	7.00% (L + 6.00%/Q)	6/30/2021	21,321	21,121	20,554
	First lien(2)(11) — Drawn	8.50% (P + 5.00%/Q)	6/30/2021	1,223	1,211	1,179

				22,544	22,332	21,733	2.60%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2015

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(10)	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

Aricent Technologies
Business Services	Second lien(2)	9.50% (L + 8.50%/M)	4/14/2022	$20,000	$19,881	$19,133
	Second lien(3)	9.50% (L + 8.50%/M)	4/14/2022	2,550	2,558	2,440

				22,550	22,439	21,573	2.58%

McGraw-Hill School Education Holdings, LLC
Education	First lien(2)	6.25% (L + 5.00%/M)	12/18/2019	21,560	21,408	21,237	2.54%
VetCor Professional Practices LLC
Consumer Services	First lien(4)	7.00% (L + 6.00%/Q)	4/20/2021	19,502	19,324	19,254
	First lien(4)(11) — Drawn	7.00% (L + 6.00%/Q)	4/20/2021	1,753	1,736	1,731

				21,255	21,060	20,985	2.51%

IT'SUGAR LLC
Retail	First lien(4)	10.50% (L + 9.50%/Q)	10/23/2019	21,000	20,215	20,183	2.41%
Weston Solutions, Inc.
Business Services	Subordinated(4)	16.00%/Q	7/3/2019	20,000	20,000	19,430	2.32%
TWDiamondback Holdings Corp.(18)
Diamondback Drugs of Delaware, L.L.C. (TWDiamondback II Holdings LLC)
Distribution & Logistics	First lien(4)	9.75% (L + 8.75%/Q)	11/19/2019	19,895	19,895	19,117	2.28%
Severin Acquisition, LLC
Software	Second lien(4)	9.25% (L + 8.25%/Q)	7/29/2022	15,000	14,857	14,272
	Second lien(4)	9.75% (L + 8.75%/Q)	7/29/2022	4,154	4,113	4,112

				19,154	18,970	18,384	2.20%

First American Payment Systems, L.P.
Business Services	Second lien(2)	10.75% (L + 9.50%/M)	4/12/2019	18,643	18,423	18,362	2.20%
DCA Investment Holding, LLC
Healthcare Services	First lien(2)	6.25% (L + 5.25%/Q)	7/2/2021	17,811	17,645	17,632
	First lien(3)(11) — Drawn	7.75% (P + 4.25%/Q)	7/2/2021	53	52	52

				17,864	17,697	17,684	2.11%

YP Holdings LLC / Print Media Holdings LLC(12)
YP LLC / Print Media LLC
Media	First lien(2)	8.00% (L + 6.75%/M)	6/4/2018	18,320	18,182	17,679	2.11%
iPipeline, Inc. (Internet Pipeline, Inc.)
Software	First lien(4)	8.25% (L + 7.25%/Q)	8/4/2022	17,955	17,783	17,550	2.10%
AgKnowledge Holdings Company, Inc.
Business Services	Second lien(2)	9.25% (L + 8.25%/M)	7/23/2020	18,500	18,352	17,066	2.04%
Vertafore, Inc.
Software	Second lien(2)	9.75% (L + 8.25%/M)	10/27/2017	13,855	13,848	13,844
	Second lien(3)	9.75% (L + 8.25%/M)	10/27/2017	2,000	2,016	1,999

				15,855	15,864	15,843	1.89%

GSDM Holdings Corp.
Healthcare Services	Subordinated(4)	10.00%/M	6/23/2020	15,000	14,880	15,000	1.79%
MailSouth, Inc. (d/b/a Mspark)
Media	First lien(2)	6.75% (L + 5.00%/Q)	12/14/2016	14,998	14,736	14,586	1.74%
TW-NHME Holdings Corp.(23)
National HME, Inc.
Healthcare Services	Second lien(4)	10.25% (L + 9.25%/Q)	7/14/2022	14,000	13,833	13,825	1.65%
Sierra Hamilton LLC / Sierra Hamilton Finance, Inc.
Energy	First lien(2)	12.25%/S	12/15/2018	25,000	25,000	12,251
	First lien(3)	12.25%/S	12/15/2018	2,660	2,064	1,302

				27,660	27,064	13,553	1.62%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2015

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(10)	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

Vision Solutions, Inc.
Software	Second lien(2)	9.50% (L + 8.00%/M)	7/23/2017	$14,000	$13,978	$12,740	1.52%
SW Holdings, LLC
Business Services	Second lien(4)	9.75% (L + 8.75%/Q)	12/30/2021	13,500	13,373	12,701	1.52%
Poseidon Intermediate, LLC
Software	Second lien(2)	9.50% (L + 8.50%/Q)	8/15/2023	13,000	12,811	12,427	1.49%
American Tire Distributors, Inc.
Distribution & Logistics	Subordinated(3)	10.25%/S	3/1/2022	13,000	12,798	11,960	1.43%
PowerPlan Holdings, Inc.
Software	Second lien(2)	10.75% (L + 9.75%/M)	2/23/2023	10,000	9,907	9,573	1.14%
Permian Tank & Manufacturing, Inc.
Energy	First lien(2)	10.50%/S	1/15/2018	24,357	24,493	9,377	1.12%
TTM Technologies, Inc.**
Business Products	First lien(2)	6.00% (L + 5.00%/Q)	5/31/2021	9,980	9,554	9,132	1.09%
Smile Brands Group Inc.
Healthcare Services	First lien(2)	9.00% (L + 6.25% + 1.50% PIK/Q)*	8/16/2019	12,204	12,091	8,878	1.06%
Harley Marine Services, Inc.
Distribution & Logistics	Second lien(2)	10.50% (L + 9.25%/Q)	12/20/2019	9,000	8,868	8,865	1.06%
QC McKissock Investment, LLC(17)
McKissock, LLC
Education	First lien(2)	7.50% (L + 6.50%/Q)	8/5/2019	4,875	4,838	4,707
	First lien(2)	7.50% (L + 6.50%/Q)	8/5/2019	3,148	3,124	3,039
	First lien(2)(11) — Drawn	7.50% (L + 6.50%/Q)	8/5/2019	1,016	1,007	981

				9,039	8,969	8,727	1.04%

Greenway Health, LLC (fka Vitera Healthcare Solutions, LLC)
Software	First lien(2)	6.00% (L + 5.00%/Q)	11/4/2020	1,960	1,946	1,877
	Second lien(2)	9.25% (L + 8.25%/Q)	11/4/2021	7,000	6,917	6,720

				8,960	8,863	8,597	1.03%

Novitex Acquisition, LLC (fka ARSloane Acquisition, LLC)
Business Services	First lien(2)	7.50% (L + 6.25%/Q)	7/7/2020	7,242	7,064	6,807	0.81%
Sotera Defense Solutions, Inc. (Global Defense Technology & Systems, Inc.)
Federal Services	First lien(2)	9.00% (L + 7.50%/M)	4/21/2017	6,859	6,828	6,344	0.76%
Brock Holdings III, Inc.
Industrial Services	Second lien(2)	10.00% (L + 8.25%/Q)	3/16/2018	7,000	6,953	5,443	0.65%
Packaging Coordinators, Inc.(13)
Healthcare Products	Second lien(3)	9.00% (L + 8.00%/Q)	8/1/2022	5,000	4,957	4,925	0.59%
Immucor, Inc.
Healthcare Services	Subordinated(2)(9)	11.13%/S	8/15/2019	5,000	4,963	4,575	0.55%
GCA Services Group, Inc.
Business Services	Second lien(3)	9.25% (L + 8.00%/Q)	11/2/2020	4,000	3,973	3,950	0.47%
York Risk Services Holding Corp.
Business Services	Subordinated(3)	8.50%/S	10/1/2022	3,000	3,000	2,471	0.30%
Synarc-Biocore Holdings, LLC
Healthcare Services	Second lien(3)	9.25% (L + 8.25%/Q)	3/10/2022	2,500	2,479	2,313	0.28%
Ensemble S Merger Sub, Inc.
Software	Subordinated(3)	9.00%/S	9/30/2023	2,000	1,933	1,940	0.23%
Education Management Corporation(22)
Education Management II LLC
Education	First lien(2)	5.50% (L + 4.50%/Q)	7/2/2020	250	238	69
	First lien(3)	5.50% (L + 4.50%/Q)	7/2/2020	141	134	39
	First lien(2)	8.50% (L + 1.00% + 6.50% PIK/Q)*	7/2/2020	437	375	46
	First lien(3)	8.50% (L + 1.00% + 6.50% PIK/Q)*	7/2/2020	247	212	26

				1,075	959	180	0.02%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2015

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(10)	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

ATI Acquisition Company (fka Ability Acquisition, Inc.)(14)
Education	First lien(2)	17.25% (P + 10.00% + 4.00% PIK/Q)(8)*	6/30/2012 — Past Due	$1,665	$1,434	$—
	First lien(2)	17.25% (P + 10.00% + 4.00% PIK/Q)(8)*	6/30/2012 — Past Due	103	94	—

				1,768	1,528	—	—%

Total Funded Debt Investments — United States				$1,314,464	$1,297,775	$1,237,175	147.83%

Total Funded Debt Investments				$1,400,598	$1,382,229	$1,314,004	157.01%

Equity — United Kingdom
Packaging Coordinators, Inc.(13)
PCI Pharma Holdings UK Limited**
Healthcare Products	Ordinary shares(2)	—	—	19,427	$578	$1,612	0.19%

Total Shares — United Kingdom					$578	$1,612	0.19%

Equity — United States
Crowley Holdings Preferred, LLC
Distribution & Logistics	Preferred shares(3)(20)	12.00% (10.00% + 2.00% PIK/Q)*	—	52,058	$51,518	$51,911	6.20%
TWDiamondback Holdings Corp.(18)
Distribution & Logistics	Preferred shares(4)	—	—	200	2,000	2,000	0.24%
TW-NHME Holdings Corp.(23)
Healthcare Services	Preferred shares(4)	—	—	100	1,000	1,000	0.12%
Ancora Acquisition LLC(14)
Education	Preferred shares(6)	—	—	372	83	393	0.05%
Education Management Corporation(22)
Education	Preferred shares(2)	—	—	3,331	200	10
	Preferred shares(3)	—	—	1,879	113	5
	Ordinary shares(2)	—	—	2,994,065	100	202
	Ordinary shares(3)	—	—	1,688,976	56	114

					469	331	0.04%

Total Shares — United States					$55,070	$55,635	6.65%

Total Shares					$55,648	$57,247	6.84%

Warrants — United States
YP Holdings LLC / Print Media Holdings LLC(12)
YP Equity Investors, LLC
Media	Warrants(5)	—	5/8/2022	5	$—	$5,304	0.63%
IT'SUGAR LLC
Retail	Warrants(3)	—	10/23/2025	94,672	817	817	0.10%
ASP LCG Holdings, Inc.
Education	Warrants(3)	—	5/5/2026	622	37	610	0.07%
Ancora Acquisition LLC(14)
Education	Warrants(6)	—	8/12/2020	20	—	—	—%

Total Warrants — United States					$854	$6,731	0.80%

Total Funded Investments					$1,438,731	$1,377,982	164.65%

Unfunded Debt Investments — United States
DCA Investment Holdings, LLC
Healthcare Services	First lien(3)(11) — Undrawn	—	7/2/2021	$2,047	$(20)	$(20)	—%
iPipeline, Inc. (Internet Pipeline, Inc.)
Software	First lien(3)(11) — Undrawn	—	8/4/2021	1,000	(10)	(23)	—%
Valet Waste Holdings, Inc.
Business Services	First lien(3)(11) — Undrawn	—	9/24/2021	3,000	(38)	(42)	—%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2015

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(10)	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

VetCor Professional Practices LLC
Consumer Services	First lien(3)(11) — Undrawn	—	4/20/2021	$2,700	$(27)	$(34)
	First lien(4)(11) — Undrawn	—	4/20/2021	947	(9)	(12)

				3,647	(36)	(46)	(0.01)%

QC McKissock Investment, LLC(17)
McKissock, LLC
Education	First lien(2)(11) — Undrawn	—	12/31/2015	1,862	(19)	(64)	(0.01)%
MailSouth, Inc. (d/b/a Mspark)
Media	First lien(3)(11) — Undrawn	—	12/14/2016	1,900	(181)	(79)	(0.01)%
EN Engineering, L.L.C.
Business Services	First lien(2)(11) — Undrawn	—	12/30/2016	2,348	(12)	(85)	(0.01)%
TWDiamondback Holdings Corp.(18)
Diamondback Drugs of Delaware, L.L.C. (TWDiamondback II Holdings LLC)
Distribution & Logistics	First lien(3)(11) — Undrawn	—	2/16/2016	2,158	—	(84)
	First lien(4)(11) — Undrawn	—	2/16/2016	605	—	(24)

				2,763	—	(108)	(0.01)%

Total Unfunded Debt Investments				$18,567	$(316)	$(467)	(0.05)%

Total Non-Controlled/Non-Affiliated Investments					$1,438,415	$1,377,515	164.60%

Non-Controlled/Affiliated Investments(25)
Funded Debt Investments — United States
Tenawa Resource Holdings LLC(16)
Tenawa Resource Management LLC
Energy	First lien(3)	10.50% (Base + 8.00%/Q)	5/12/2019	$40,000	$39,869	$38,813	4.64%
Edmentum Ultimate Holdings, LLC(19)
Education	Subordinated(3)	8.50% PIK/Q*	6/9/2020	3,786	3,778	3,622
	Subordinated(2)	10.00% PIK/Q*	6/9/2020	13,715	13,715	10,547
	Subordinated(3)	10.00% PIK/Q*	6/9/2020	3,374	3,374	2,595

				20,875	20,867	16,764	2.00%

Total Funded Debt Investments — United States				$60,875	$60,736	$55,577	6.64%

Equity — United States
NMFC Senior Loan Program I LLC**
Investment Fund	Membership interest(3)	—	—	—	$23,000	$21,914	2.62%
Edmentum Ultimate Holdings, LLC(19)
Education	Ordinary shares(3)	—	—	123,968	11	3,341
	Ordinary shares(2)	—	—	107,143	9	2,888

					20	6,229	0.74%

Tenawa Resource Holdings LLC(16)
QID NGL LLC
Energy	Ordinary shares(7)	—	—	5,290,997	5,291	3,778	0.45%

Total Shares — United States					$28,311	$31,921	3.81%

Unfunded Debt Investments — United States
Edmentum Ultimate Holdings, LLC(19)
Edmentum, Inc. (fka Plato, Inc.) (Archipelago Learning, Inc.)
Education	Second lien(3)(11) — Undrawn	—	6/9/2020	$4,881	$—	$(211)	(0.02)%

Total Unfunded Debt Investments				$4,881	$—	$(211)	(0.02)%

Total Non-Controlled/Affiliated Investments					$89,047	$87,287	10.43%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2015

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(10)	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

Controlled Investments(26)
Funded Debt Investments — United States
UniTek Global Services, Inc.
Business Services	First lien(2)	8.50% (L + 7.50%/Q)	1/13/2019	$6,786	$6,786	$6,640
	First lien(3)	8.50% (L + 7.50%/Q)	1/13/2019	4,060	4,060	3,973
	First lien(3)	9.50% (L + 7.50% + 1.00% PIK/Q)*	1/13/2019	7,323	7,323	7,257
	Subordinated(2)	15.00% PIK/Q*	7/13/2019	1,487	1,487	1,417
	Subordinated(3)	15.00% PIK/Q*	7/13/2019	890	890	848

				20,546	20,546	20,135	2.40%

Total Funded Debt Investments — United States				$20,546	$20,546	$20,135	2.40%

Equity — United States
UniTek Global Services, Inc.
Business Services	Preferred shares(2)(21)	—	—	16,680,037	$14,299	$13,870
	Preferred shares(3)(21)	—	—	4,609,569	3,952	3,833
	Ordinary shares(2)	—	—	2,096,477	1,925	7,528
	Ordinary shares(3)	—	—	579,366	532	2,081

					20,708	27,312	3.26%

Total Shares — United States					$20,708	$27,312	3.26%

Total Funded Investments					$41,254	$47,447	5.66%

Unfunded Debt Investments — United States
UniTek Global Services, Inc.
Business Services	First lien(3)(11) — Undrawn	—	1/13/2019	$2,048	$—	$(18)
	First lien(3)(11) — Undrawn	—	1/13/2019	758	—	(7)

				2,806	—	(25)	—%

Total Unfunded Debt Investments				$2,806	$—	$(25)	—%

Total Controlled Investments					$41,254	$47,422	5.66%

Total Investments					$1,568,716	$1,512,224	180.69%

(1)
New Mountain Finance Corporation (the "Company") generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
Investment is pledged as collateral for the Holdings Credit Facility, a revolving credit facility among the Company as Collateral Manager, New Mountain Finance Holdings, L.L.C. ("NMF Holdings") as the Borrower, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian. See Note 7, Borrowings, for details.

(3)
Investment is pledged as collateral for the NMFC Credit Facility, a revolving credit facility among the Company as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and the Collateral Agent and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust as Lenders. See Note 7, Borrowings, for details.

(4)
Investment is held in New Mountain Finance SBIC, L.P.

(5)
Investment is held in NMF YP Holdings, Inc.

(6)
Investment is held in NMF Ancora Holdings, Inc.

(7)
Investment is held in NMF QID NGL Holdings, Inc.

(8)
Investment or a portion of the investment is on non-accrual status. See Note 3, Investments, for details.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2015

(in thousands, except shares)

(9)
Securities are registered under the Securities Act.

(10)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (L), the Prime Rate (P) and the alternative base rate (Base) and which resets monthly (M), quarterly (Q), semi-annually (S) or annually (A). For each investment the current interest rate provided reflects the rate in effect as of December 31, 2015.

(11)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities or delayed draws. Cost amounts represent the cash received at settlement date net the impact of paydowns and cash paid for drawn revolvers or delayed draws.

(12)
The Company holds investments in three related entities of YP Holdings LLC/Print Media Holdings LLC. The Company directly holds warrants to purchase a 4.96% membership interest of YP Equity Investors, LLC (which at closing represented an indirect 1.0% equity interest in YP Holdings LLC) and holds an investment in the Term Loan B loans issued by YP LLC and Print Media LLC, wholly-owned subsidiaries of YP Holdings LLC and Print Media Holdings LLC, respectively.

(13)
The Company holds investments in Packaging Coordinators, Inc. and one related entity of Packaging Coordinators, Inc. The Company has a debt investment in Packaging Coordinators, Inc. and holds ordinary equity in PCI Pharma Holdings UK Limited, a wholly-owned subsidiary of Packaging Coordinators, Inc.

(14)
The Company holds investments in ATI Acquisition Company and Ancora Acquisition LLC. The Company has debt investments in ATI Acquisition Company and preferred equity and warrants to purchase units of common membership interests of Ancora Acquisition LLC. The Company received its investments in Ancora Acquisition LLC as a result of its investments in ATI Acquisition Company.

(15)
The Company holds an investment in CompassLearning, Inc. that is structured as a first lien last out term loan.

(16)
The Company holds investments in two related entities of Tenawa Resource Holdings LLC. The Company holds 5.25% of the common units in QID NGL LLC (which at closing represented 98.1% of the ownership in the common units in Tenawa Resource Holdings LLC) and holds a first lien investment in Tenawa Resource Management LLC, a wholly-owned subsidiary of Tenawa Resource Holdings LLC.

(17)
The Company holds investments in QC McKissock Investment, LLC and one related entity of QC McKissock Investment, LLC. The Company holds a first lien term loan in QC McKissock Investment, LLC (which at closing represented 71.1% of the ownership in the Series A common units of McKissock Investment Holdings, LLC) and holds a first lien term loan and a delayed draw term loan in McKissock, LLC, a wholly-owned subsidiary of McKissock Investment Holdings, LLC.

(18)
The Company holds investments in TWDiamondback Holdings Corp. and one related entity of TWDiamondback Holdings Corp. The Company holds preferred equity in TWDiamondback Holdings Corp. and holds a first lien last out term loan and a delayed draw term loan in Diamondback Drugs of Delaware LLC, a wholly-owned subsidiary of TWDiamondback Holdings Corp.

(19)
The Company holds investments in Edmentum Ultimate Holdings, LLC and its related entities. The Company holds subordinated notes and ordinary equity in Edmentum Ultimate Holdings, LLC and holds a second lien revolver in Edmentum, Inc. and Archipelago Learning, Inc., which are wholly-owned subsidiaries of Edmentum Ultimate Holdings, LLC.

(20)
Total shares reported assumes shares issued for the capitalization of payment-in-kind ("PIK") interest. Actual shares owned total 50,000 as of December 31, 2015.

(21)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 13.5% per annum payable in additional shares.

(22)
The Company holds investments in Education Management Corporation and one related entity of Education Management Corporation. The Company holds series A-1 convertible preferred stock and common stock in Education Management Corporation and holds a tranche A first lien term loan and a tranche B first lien term loan in Education Management II LLC, which is an indirect subsidiary of Education Management Corporation.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2015

(in thousands, except shares)

(23)
The Company holds an equity investment in TW-NHME Holdings Corp., as well as a second lien term loan investment in National HME, Inc., a wholly-owned subsidiary of TW-NHME Holdings Corp.

(24)
The Company holds an investment in Pittsburgh Glass Works, LLC that is structured as a first lien last out term loan.

(25)
Denotes investments in which the Company is an "Affiliated Person", as defined in the Investment Company Act of 1940, as amended, due to owning or holding the power to vote 5.0% or more of the outstanding voting securities of the investment but not controlling the company. Fair value as of December 31, 2014 and December 31, 2015 along with transactions during the year ended December 31, 2015 in which the issuer was a non-controlled/affiliated investment is as follows:

Portfolio Company(1)	Fair Value at December 31, 2014	Gross Additions(A)	Gross Redemptions(B)	Net Realized Gains (Losses)	Net Change In Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2015	Interest Income	Dividend Income	Other Income

Edmentum Ultimate Holdings, LLC/Edmentum Inc.	$—	$23,937	$(3,050)	$—	$1,895	$22,782	$1,171	$—	$—
NMFC Senior Loan Program I LLC	22,461	—	—	—	(547)	21,914	—	3,619	1,215
Tenawa Resource Holdings LLC	—	44,572	—	—	(1,981)	42,591	4,231	—	750

Total Non-Controlled/Affiliated Investments	$22,461	$68,509	$(3,050)	$—	$(633)	$87,287	$5,402	$3,619	$1,965

(A)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of discounts, reorganizations or restructurings and the movement at fair value of an existing portfolio company into this category from a different category.

(B)
Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, reorganizations or restructurings and the movement of an existing portfolio company out of this category into a different category.
(26)
Denotes investments in which the Company is in "Control", as defined in the Investment Company Act of 1940, as amended, due to owning or holding the power to vote 25.0% or more of the outstanding voting securities of the investment. Fair value as of December 31, 2014 and December 31, 2015 along with transactions during the year ended December 31, 2015 in which the issuer was a controlled investment is as follows:

Portfolio Company(1)	Fair Value at December 31, 2014	Gross Additions(A)	Gross Redemptions(B)	Net Realized Gains (Losses)	Net Change In Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2015	Interest Income	Dividend Income	Other Income

UniTek Global Services, Inc.	$—	$42,780	$(1,526)	$—	$6,168	$47,422	$2,007	$2,559	$49

Total Controlled Investments	$—	$42,780	$(1,526)	$—	$6,168	$47,422	$2,007	$2,559	$49

(A)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of discounts, reorganizations or restructurings and the movement at fair value of an existing portfolio company into this category from a different category.

(B)
Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, reorganizations or restructurings and the movement of an existing portfolio company out of this category into a different category.
*
All or a portion of interest contains PIK interest.

**
Indicates assets that the Company deems to be "non-qualifying assets" under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70.00% of the Company's total assets at the time of acquisition of any additional non-qualifying assets. As of December 31, 2015, 6.8% of the Company's total assets were non-qualifying assets.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2015

Investment Type	December 31, 2015 Percent of Total Investments at Fair Value

First lien	44.31%
Second lien	41.79%
Subordinated	5.75%
Equity and other	8.15%

Total investments	100.00%

Industry Type	December 31, 2015 Percent of Total Investments at Fair Value

Software	24.53%
Business Services	24.36%
Education	10.97%
Distribution & Logistics	7.76%
Federal Services	6.31%
Consumer Services	4.52%
Energy	4.33%
Healthcare Services	4.18%
Media	3.16%
Healthcare Products	2.49%
Business Products	2.21%
Manufacturing	1.98%
Investment Fund	1.45%
Retail	1.39%
Industrial Services	0.36%

Total investments	100.00%

Interest Rate Type	December 31, 2015 Percent of Total Investments at Fair Value

Floating rates	86.26%
Fixed rates	13.74%

Total investments	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 1. Formation and Business Purpose

New Mountain Finance Corporation

          New Mountain Finance Corporation ("NMFC" or the "Company") is a Delaware corporation that was originally incorporated on June 29, 2010. NMFC is a closed-end, non-diversified management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). As such, NMFC is obligated to comply with certain regulatory requirements. NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"). NMFC is also registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

          On May 19, 2011, NMFC priced its initial public offering (the "IPO") of 7,272,727 shares of common stock at a public offering price of $13.75 per share. Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital L.L.C. ("New Mountain Capital", defined as New Mountain Capital Group, L.L.C. and its affiliates) in a concurrent private placement (the "Concurrent Private Placement"). Additionally, 1,252,964 shares were issued to the partners of New Mountain Guardian Partners, L.P. at that time for their ownership interest in the Predecessor Entities (as defined below). In connection with NMFC's IPO and through a series of transactions, New Mountain Finance Holdings, L.L.C. ("NMF Holdings" or the "Predecessor Operating Company") acquired all of the operations of the Predecessor Entities, including all of the assets and liabilities related to such operations.

New Mountain Finance Holdings, L.L.C.

          NMF Holdings is a Delaware limited liability company. Until May 8, 2014, NMF Holdings was externally managed and was regulated as a BDC under the 1940 Act. As such, NMF Holdings was obligated to comply with certain regulatory requirements. NMF Holdings was treated as a partnership for United States ("U.S.") federal income tax purposes for so long as it had at least two members. With the completion of the underwritten secondary offering on February 3, 2014, NMF Holdings' existence as a partnership for U.S. federal income tax purposes terminated and NMF Holdings became an entity that is disregarded as a separate entity from its owner for U.S. federal tax purposes. For additional information on the Company's organizational structure prior to May 8, 2014, see "— Restructuring".

          Until May 8, 2014, NMF Holdings was externally managed by New Mountain Finance Advisers BDC, L.L.C. (the "Investment Adviser"). As of May 8, 2014, the Investment Adviser serves as the external investment adviser to NMFC. New Mountain Finance Administration, L.L.C. (the "Administrator") provides the administrative services necessary for operations. The Investment Adviser and Administrator are wholly-owned subsidiaries of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity and

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 1. Formation and Business Purpose (Continued)

credit investment vehicles. NMF Holdings, formerly known as New Mountain Guardian (Leveraged), L.L.C., was originally formed as a subsidiary of New Mountain Guardian AIV, L.P. ("Guardian AIV") by New Mountain Capital in October 2008. Guardian AIV was formed through an allocation of approximately $300.0 million of the $5.1 billion of commitments supporting New Mountain Partners III, L.P., a private equity fund managed by New Mountain Capital. In February 2009, New Mountain Capital formed a co-investment vehicle, New Mountain Guardian Partners, L.P., comprising $20.4 million of commitments. New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P., together with their respective direct and indirect wholly-owned subsidiaries, are defined as the "Predecessor Entities".

          Prior to December 18, 2014, New Mountain Finance SPV Funding, L.L.C. ("NMF SLF") was a Delaware limited liability company. NMF SLF was a wholly-owned subsidiary of NMF Holdings and thus a wholly-owned indirect subsidiary of the Company. NMF SLF was bankruptcy-remote and non-recourse to NMFC. As part of an amendment to the Company's existing credit facilities with Wells Fargo Bank, National Association, NMF SLF merged with and into NMF Holdings on December 18, 2014. See Note 7, Borrowings, for details.

New Mountain Finance AIV Holdings Corporation

          Until April 25, 2014, New Mountain Finance AIV Holdings Corporation ("AIV Holdings") was a Delaware corporation that was originally incorporated on March 11, 2011. AIV Holdings was dissolved on April 25, 2014. Guardian AIV, a Delaware limited partnership, was AIV Holdings' sole stockholder. AIV Holdings was a closed-end, non-diversified management investment company that was regulated as a BDC under the 1940 Act. As such, AIV Holdings was obligated to comply with certain regulatory requirements. AIV Holdings was treated, and complied with the requirements to qualify annually, as a RIC under the Code.

Structure

          Prior to the Restructuring (as defined below) on May 8, 2014, NMFC and AIV Holdings were holding companies with no direct operations of their own, and their sole asset was their ownership in NMF Holdings. In connection with the IPO, NMFC and AIV Holdings each entered into a joinder agreement with respect to the Limited Liability Company Agreement, as amended and restated (the "Operating Agreement"), of NMF Holdings, pursuant to which NMFC and AIV Holdings were admitted as members of NMF Holdings. NMFC acquired from NMF Holdings, with the gross proceeds of the IPO and the Concurrent Private Placement, common membership units ("units") of NMF Holdings (the number of units were equal to the number of shares of NMFC's common stock sold in the IPO and the Concurrent Private Placement). Additionally, NMFC received units of NMF Holdings equal to the number of shares of common stock of NMFC issued to the partners of New Mountain Guardian Partners, L.P. Guardian AIV was the parent of NMF Holdings prior to the IPO and, as a result of the transactions completed in connection with the IPO, obtained units in NMF Holdings. Guardian AIV contributed its units in NMF Holdings to its newly formed subsidiary, AIV Holdings, in exchange for common stock of AIV Holdings. AIV Holdings had the right to exchange

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 1. Formation and Business Purpose (Continued)

all or any portion of its units in NMF Holdings for shares of NMFC's common stock on a one-for-one basis at any time.

          The original structure was designed to generally prevent NMFC from being allocated taxable income with respect to unrecognized gains that existed at the time of the IPO in the Predecessor Entities' assets, and rather such amounts would be allocated generally to AIV Holdings. The result was that any distributions made to NMFC's stockholders that were attributable to such gains generally were not treated as taxable dividends but rather as return of capital.

          Since NMFC's IPO, and through June 30, 2016, NMFC raised approximately $454,040 in net proceeds from additional offerings of common stock and issued shares of its common stock valued at approximately $288,416 on behalf of AIV Holdings for exchanged units. NMFC acquired from NMF Holdings units of NMF Holdings equal to the number of shares of NMFC's common stock sold in the additional offerings. With the completion of the final secondary offering on February 3, 2014, NMFC owned 100.0% of the units of NMF Holdings, which became a wholly-owned subsidiary of NMFC.

Restructuring

          As a BDC, AIV Holdings had been subject to the 1940 Act, including certain provisions applicable only to BDCs. Accordingly, and after careful consideration of the 1940 Act requirements applicable to BDCs, the cost of 1940 Act compliance and a thorough assessment of AIV Holdings' business model, AIV Holdings' board of directors determined that continuation as a BDC was not in the best interests of AIV Holdings and Guardian AIV. Specifically, given that AIV Holdings was formed for the sole purpose of holding units of NMF Holdings and AIV Holdings had disposed of all of the units of NMF Holdings that it was holding as of February 3, 2014, the board of directors of AIV Holdings approved and declared advisable at an in-person meeting held on March 25, 2014 the withdrawal of AIV Holdings' election to be regulated as a BDC under the 1940 Act. In addition, the board of directors of AIV Holdings approved and declared advisable for AIV Holdings to terminate its registration under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and to dissolve AIV Holdings under the laws of the State of Delaware.

          Upon receipt of the necessary stockholder consent to authorize the board of directors of AIV Holdings to withdraw AIV Holdings' election to be regulated as a BDC, the withdrawal was filed and became effective upon receipt by the U.S. Securities and Exchange Commission ("SEC") of AIV Holdings' notification of withdrawal on Form N-54C on April 15, 2014. The board of directors of AIV Holdings believed that AIV Holdings met the requirements for filing the notification to withdraw its election to be regulated as a BDC, upon the receipt of the necessary stockholder consent. After the notification of withdrawal of AIV Holdings' BDC election was filed with the SEC, AIV Holdings was no longer subject to the regulatory provisions of the 1940 Act applicable to BDCs generally, including regulations related to insurance, custody, composition of its board of directors, affiliated transactions and any compensation arrangements.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 1. Formation and Business Purpose (Continued)

          In addition, on April 15, 2014, AIV Holdings filed a Form 15 with the SEC to terminate AIV Holdings' registration under Section 12(g) of the Exchange Act. After these SEC filings and any other federal or state regulatory or tax filings were made, AIV Holdings proceeded to dissolve under Delaware law by filing a certificate of dissolution in Delaware on April 25, 2014.

          Until May 8, 2014, as a BDC, NMF Holdings had been subject to the 1940 Act, including certain provisions applicable only to BDCs. Accordingly, and after careful consideration of the 1940 Act requirements applicable to BDCs, the cost of 1940 Act compliance and a thorough assessment of NMF Holdings' current business model, NMF Holdings' board of directors determined at an in-person meeting held on March 25, 2014 that continuation as a BDC was not in the best interests of NMF Holdings.

          At the joint annual meeting of the stockholders of NMFC and the sole unit holder of NMF Holdings held on May 6, 2014, the stockholders of NMFC and the sole unit holder of NMF Holdings approved a proposal which authorized the board of directors of NMF Holdings to withdraw NMF Holdings' election to be regulated as a BDC. Additionally, the stockholders of NMFC approved a new investment advisory and management agreement between NMFC and the Investment Adviser. Upon receipt of the necessary stockholder/unit holder approval to authorize the board of directors of NMF Holdings to withdraw NMF Holdings' election to be regulated as a BDC, the withdrawal was filed and became effective upon receipt by the SEC of NMF Holdings' notification of withdrawal on Form N-54C on May 8, 2014.

          Effective May 8, 2014, NMF Holdings amended and restated its Operating Agreement such that the board of directors of NMF Holdings was dissolved and NMF Holdings remained a wholly-owned subsidiary of NMFC with the sole purpose of serving as a special purpose vehicle for NMF Holdings' credit facility, and NMFC assumed all other operating activities previously undertaken by NMF Holdings under the management of the Investment Adviser (collectively, the "Restructuring"). After the Restructuring, all wholly-owned direct and indirect subsidiaries of NMFC are consolidated with NMFC for both 1940 Act and financial statement reporting purposes, subject to any financial statement adjustments required in accordance with accounting principles generally accepted in the United States of America ("GAAP"). NMFC continues to remain a BDC under the 1940 Act.

          Also, on May 8, 2014, NMF Holdings filed Form 15 with the SEC to terminate NMF Holdings' registration under Section 12(g) of the Exchange Act. As a special purpose entity, NMF Holdings is bankruptcy-remote and non-recourse to NMFC. In addition, the assets held at NMF Holdings will continue to be used to secure NMF Holdings' credit facility.

Current Organization

          The Company's wholly-owned subsidiaries, NMF Ancora Holdings Inc. ("NMF Ancora"), NMF QID NGL Holdings, Inc. ("NMF QID") and NMF YP Holdings Inc. ("NMF YP"), are structured as Delaware entities that serve as tax blocker corporations which hold equity or equity-like investments in portfolio companies organized as limited liability companies (or other forms of pass-through entities). The Company consolidates its tax blocker corporations for accounting purposes. The tax

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 1. Formation and Business Purpose (Continued)

blocker corporations are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of portfolio companies. Additionally, the Company has a wholly-owned subsidiary, New Mountain Finance Servicing, L.L.C. ("NMF Servicing") that serves as the administrative agent on certain investment transactions. New Mountain Finance SBIC, L.P. ("SBIC LP"), and its general partner, New Mountain Finance SBIC G.P., L.L.C. ("SBIC GP"), were organized in Delaware as a limited partnership and limited liability company, respectively. SBIC LP and SBIC GP are consolidated wholly-owned direct and indirect subsidiaries of the Company. SBIC LP received a license from the U.S. Small Business Administration (the "SBA") to operate as a small business investment company ("SBIC") under Section 301(c) of the Small Business Investment Act of 1958, as amended (the "1958 Act").

          The diagram below depicts the Company's organizational structure as of June 30, 2016.

*
Includes partners of New Mountain Guardian Partners, L.P.

**
NMFC is the sole limited partner of SBIC LP. NMFC, directly or indirectly through SBIC GP, wholly-owns SBIC LP. NMFC owns 100.0% of SBIC GP which owns 1.0% of SBIC LP. NMFC owns 99.0% of SBIC LP.

          The Company's investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, the Company's investments may also include equity interests. The primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to the Company, SBIC LP's investment objective is to generate current income and capital

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 1. Formation and Business Purpose (Continued)

appreciation under the investment criteria used by the Company, however, SBIC LP's investments must be in SBA eligible companies. The Company's portfolio may be concentrated in a limited number of industries. As of June 30, 2016, the Company's top five industry concentrations were business services, software, education, federal services and distribution & logistics.

Note 2. Summary of Significant Accounting Policies

          Basis of accounting — The Company's consolidated financial statements have been prepared in conformity with GAAP. The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification Topic 946, Financial Services — Investment Companies, ("ASC 946"). NMFC consolidates its wholly-owned direct and indirect subsidiaries: NMF Holdings, NMF Servicing, SBIC LP, SBIC GP, NMF Ancora, NMF QID and NMF YP. Previously, the Company consolidated its wholly-owned indirect subsidiary NMF SLF until it merged with and into NMF Holdings on December 18, 2014. See Note 7, Borrowings, for details.

          The Company's consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition for all periods presented. All intercompany transactions have been eliminated. Revenues are recognized when earned and expenses when incurred. The financial results of the Company's portfolio investments are not consolidated in the financial statements.

          The Company's interim consolidated financial statements are prepared in accordance with GAAP and pursuant to the requirements for reporting on Form 10-Q and Article 6 or 10 of Regulation S-X. Accordingly, the Company's interim consolidated financial statements do not include all of the information and notes required by GAAP for annual financial statements. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period, have been included. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2016.

          Investments — The Company applies fair value accounting in accordance with GAAP. Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments are reflected on the Company's Consolidated Statements of Assets and Liabilities at fair value, with changes in unrealized gains and losses resulting from changes in fair value reflected in the Company's Consolidated Statements of Operations as "Net change in unrealized appreciation (depreciation) of investments" and realizations on portfolio investments reflected in the Company's Consolidated Statements of Operations as "Net realized gains (losses) on investments".

          The Company values its assets on a quarterly basis, or more frequently if required under the 1940 Act. In all cases, the Company's board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments on a quarterly basis in good faith, including investments that are not publicly traded, those whose market prices are not readily available and any other situation where its portfolio investments require a fair value determination. Security

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

transactions are accounted for on a trade date basis. The Company's quarterly valuation procedures are set forth in more detail below:

  (1)
  Investments for which market quotations are readily available on an exchange are valued at such market quotations based on the closing price indicated from independent pricing services.

  (2)
  Investments for which indicative prices are obtained from various pricing services and/or brokers or dealers are valued through a multi-step valuation process, as described below, to determine whether the quote(s) obtained is representative of fair value in accordance with GAAP.

  a.
  Bond quotes are obtained through independent pricing services. Internal reviews are performed by the investment professionals of the Investment Adviser to ensure that the quote obtained is representative of fair value in accordance with GAAP and if so, the quote is used. If the Investment Adviser is unable to sufficiently validate the quote(s) internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below); and

  b.
  For investments other than bonds, the Company looks at the number of quotes readily available and performs the following:

  i.
  Investments for which two or more quotes are received from a pricing service are valued using the mean of the mean of the bid and ask of the quotes obtained.

  ii.
  Investments for which one quote is received from a pricing service are validated internally. The investment professionals of the Investment Adviser analyze the market quotes obtained using an array of valuation methods (further described below) to validate the fair value. If the Investment Adviser is unable to sufficiently validate the quote internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below).

  (3)
  Investments for which quotations are not readily available through exchanges, pricing services, brokers, or dealers are valued through a multi-step valuation process:

  a.
  Each portfolio company or investment is initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

  b.
  Preliminary valuation conclusions will then be documented and discussed with the Company's senior management;

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

    c.
    If an investment falls into (3) above for four consecutive quarters and if the investment's par value or its fair value exceeds the materiality threshold, then at least once each fiscal year, the valuation for each portfolio investment for which the Company does not have a readily available market quotation will be reviewed by an independent valuation firm engaged by the Company's board of directors; and

    d.
    When deemed appropriate by the Company's management, an independent valuation firm may be engaged to review and value investment(s) of a portfolio company, without any preliminary valuation being performed by the Investment Adviser. The investment professionals of the Investment Adviser will review and validate the value provided.

          For investments in revolving credit facilities and delayed draw commitments, the cost basis of the funded investments purchased is offset by any costs/netbacks received for any unfunded portion on the total balance committed. The fair value is also adjusted for the price appreciation or depreciation on the unfunded portion. As a result, the purchase of commitments not completely funded may result in a negative fair value until it is called and funded.

          The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period and the fluctuations could be material.

          See Note 3, Investments, for further discussion relating to investments.

          Collateralized agreements or repurchase financings — The Company follows the guidance in Accounting Standards Codification Topic 860, Transfers and Servicing — Secured Borrowing and Collateral, ("ASC 860") when accounting for transactions involving the purchases of securities under collateralized agreements to resell (resale agreements). These transactions are treated as collateralized financing transactions and are recorded at their contracted resale or repurchase amounts, as specified in the respective agreements. Interest on collateralized agreements is accrued and recognized over the life of the transaction and included in interest income. As of June 30, 2016 and December 31, 2015, the Company held one collateralized agreement to resell with a cost basis of $30,000 and $30,000, respectively, and a carrying value of $29,630 and $29,704, respectively, and is collateralized by a second lien bond in Northstar GOM Holdings Group LLC with a fair value of $29,630 and $29,704, respectively. The collateralized agreement to resell is guaranteed by a private hedge fund with the most recently reported assets under management of approximately $690,000 and December 31, 2015 assets under management of approximately $716,590. Pursuant to the terms of the collateralized agreement, the private hedge fund is obligated to repurchase the collateral from the Company at the par value of the collateralized agreement once called upon by the Company or if the private hedge fund's total assets under management fall below the agreed upon thresholds. The collateralized agreement was

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

called upon by the Company but the counterparty failed to repurchase the collateral at its par value in accordance with the terms of the collateralized agreement. As of June 30, 2016, litigation is on-going in the state of New York to resolve this matter. The collateralized agreement earned interest at a weighted average rate of 16.0% and 15.0% per annum as of June 30, 2016 and December 31, 2015, respectively.

          Cash and cash equivalents — Cash and cash equivalents include cash and short-term, highly liquid investments. The Company defines cash equivalents as securities that are readily convertible into known amounts of cash and so near maturity that there is insignificant risk of changes in value. These securities have original maturities of three months or less. The Company did not hold any cash equivalents as of June 30, 2016 and December 31, 2015.

  Revenue recognition

          Sales and paydowns of investments:    Realized gains and losses on investments are determined on the specific identification method.

          Interest and dividend income:    Interest income, including amortization of premium and discount using the effective interest method, is recorded on the accrual basis and periodically assessed for collectability. Interest income also includes interest earned from cash on hand. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as part of interest income. The Company has loans and certain preferred equity investments in the portfolio that contain a payment-in-kind ("PIK") interest or dividend provision. PIK interest and dividends are accrued and recorded as income at the contractual rates, if deemed collectible. The PIK interest and dividends are added to the principal or share balances on the capitalization dates and are generally due at maturity or when redeemed by the issuer.

          Dividend income on common equity is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Dividend income on preferred securities is recorded as dividend income on an accrual basis to the extent that such amounts are deemed collectible.

          Non-accrual income:    Investments are placed on non-accrual status when principal or interest payments are past due 30 days or more and when there is reasonable doubt that principal or interest will be collected. Accrued cash and un-capitalized PIK interest or dividends are reversed when an investment is placed on non-accrual status. Previously capitalized PIK interest or dividends are not reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management's judgment of the ultimate outcome. Non-accrual investments are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current.

          Other income:    Other income represents delayed compensation, consent or amendment fees, revolver fees, structuring fees, upfront fees, management fees from a non-controlled/affiliated

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

investment and other miscellaneous fees received and are typically non-recurring in nature. Delayed compensation is income earned from counterparties on trades that do not settle within a set number of business days after trade date. Other income may also include fees from bridge loans. The Company may from time to time enter into bridge financing commitments, an obligation to provide interim financing to a counterparty until permanent credit can be obtained. These commitments are short-term in nature and may expire unfunded. A fee is received by the Company for providing such commitments. Structuring fees and upfront fees are recognized as income when earned, usually when paid at the closing of the investment, and are non-refundable.

          Interest and other financing expenses — Interest and other financing fees are recorded on an accrual basis by the Company. See Note 7, Borrowings, for details.

          Deferred financing costs — The deferred financing costs of the Company consists of capitalized expenses related to the origination and amending of the Company's borrowings. The Company amortizes these costs into expense over the stated life of the related borrowing. See Note 7, Borrowings, for details. On January 1, 2016, the Company adopted Accounting Standards Update No. 2015-03, Interest — Imputation of Interest Subtopic 835-30 — Simplifying the Presentation of Debt Issuance Costs ("ASU 2015-03"). Upon adoption, the Company revised its presentation of deferred financing costs from an asset to a liability, which is a direct deduction to its debt on the Consolidated Statements of Assets and Liabilities. In addition, the Company retrospectively revised its presentation of $13,992 of deferred financing costs that were previously presented as an asset as of December 31, 2015, which resulted in a decrease to total assets and total liabilities as of December 31, 2015.

          Deferred offering costs — The Company's deferred offering costs consist of fees and expenses incurred in connection with equity offerings and the filing of shelf registration statements. Upon the issuance of shares, offering costs are charged as a direct reduction to net assets. Deferred offering costs are included in other assets on the Company's Consolidated Statements of Assets and Liabilities.

          Income taxes — The Company has elected to be treated, and intends to comply with the requirements to qualify annually, as a RIC under subchapter M of the Code. As a RIC, the Company is not subject to U.S. federal income tax on the portion of taxable income and gains timely distributed to its stockholders.

          To continue to qualify and be subject to tax as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90.0% of its investment company taxable income, as defined by the Code. Since U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes.

          Differences between taxable income and the results of operations for financial reporting purposes may be permanent or temporary in nature. Permanent differences are reclassified among

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

          For U.S. federal income tax purposes, distributions paid to stockholders of the Company are reported as ordinary income, return of capital, long term capital gains or a combination thereof.

          The Company will be subject to a 4.0% nondeductible federal excise tax on certain undistributed income unless the Company distributes, in a timely manner as required by the Code, an amount at least equal to the sum of (1) 98.0% of its respective net ordinary income earned for the calendar year and (2) 98.2% of its respective capital gain net income for the one-year period ending October 31 in the calendar year.

          Certain consolidated subsidiaries of the Company are subject to U.S. federal and state income taxes. These taxable entities are not consolidated for income tax purposes and may generate income tax liabilities or assets from permanent and temporary differences in the recognition of items for financial reporting and income tax purposes.

          For the three and six months ended June 30, 2016, the Company recognized a total income tax benefit of approximately $34 and $717, respectively, for the Company's consolidated subsidiaries. For the three and six months ended June 30, 2016, the Company recorded current income tax expense of approximately $50 and $91, respectively, and deferred income tax benefits of approximately $84 and $808, respectively, which excludes a deferred tax benefit of $44 and $222, respectively, attributable to one of the Company's consolidated subsidiaries. For the three and six months ended June 30, 2015, the Company recognized a total provision for income taxes of approximately $288 and $938, respectively, for the Company's consolidated subsidiaries. For the three and six months ended June 30, 2015, the Company recorded current income tax expense of approximately $153 and $302, respectively, and deferred income tax expense of approximately $135 and $636, respectively.

          As of June 30, 2016 and December 31, 2015, the Company had $868 and $1,676, respectively, of deferred tax liabilities primarily relating to deferred taxes attributable to certain differences between the computation of income for U.S. federal income tax purposes as compared to GAAP. As of June 30, 2016 and December 31, 2015, the Company had a deferred tax asset of $742 and $520, respectively, attributable to one of the Company's consolidated subsidiaries primarily related to net operating losses. The Company has determined that it is more likely than not that the subsidiary will have insufficient taxable income to realize some portion or all of the deferred tax asset. As such, as of June 30, 2016 and December 31, 2015, a full valuation allowance of $742 and $520, respectively, has been recorded against the deferred tax asset.

          The Company has adopted the Income Taxes topic of the Accounting Standards Codification Topic 740 ("ASC 740"). ASC 740 provides guidance for income taxes, including how uncertain income tax positions should be recognized, measured, and disclosed in the financial statements. Based on its analysis, the Company has determined that there were no uncertain income tax positions that do not meet the more likely than not threshold through December 31, 2015. The 2012

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

through 2015 tax years remain subject to examination by the U.S. federal, state, and local tax authorities.

          Dividends — Distributions to common stockholders of the Company are recorded on the record date as set by the board of directors. The Company intends to make distributions to its stockholders that will be sufficient to enable the Company to maintain its status as a RIC. The Company intends to distribute approximately all of its adjusted net investment income (see Note 5, Agreements) on a quarterly basis and substantially all of its taxable income on an annual basis, except that the Company may retain certain net capital gains for reinvestment.

          The Company has adopted a dividend reinvestment plan that provides on behalf of its stockholders for reinvestment of any distributions declared, unless a stockholder elects to receive cash.

          The Company applies the following in implementing the dividend reinvestment plan. If the price at which newly issued shares are to be credited to stockholders' accounts is equal to or greater than 110.0% of the last determined net asset value of the shares, the Company will use only newly issued shares to implement its dividend reinvestment plan. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of the Company's common stock on the New York Stock Exchange ("NYSE") on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their electronically reported bid and ask prices.

          If the price at which newly issued shares are to be credited to stockholders' accounts is less than 110.0% of the last determined net asset value of the shares, the Company will either issue new shares or instruct the plan administrator to purchase shares in the open market to satisfy the additional shares required. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of the Company's common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of the Company's stockholders have been tabulated.

          Share repurchase plan — On February 4, 2016, the Company's board of directors authorized a program for the purpose of repurchasing up to $50,000 worth of the Company's common stock. Under the repurchase program, the Company may, but is not obligated to, repurchase its outstanding common stock in the open market from time to time provided that it complies with the Company's code of ethics and the guidelines specified in Rule 10b-18 of the Exchange Act, including certain price, market volume and timing constraints. In addition, any repurchases will be conducted in accordance with the 1940 Act. Unless amended or extended by the Company's board of directors, the Company expects the repurchase program to be in place until the earlier of December 31, 2016 or until $50,000 of the Company's outstanding shares of common stock have been repurchased. During the three and six months ended June 30, 2016, the Company

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

repurchased a total of 123,549 and 248,499 shares, respectively, of the Company's common stock in the open market for $1,515 and $2,948, respectively, including commissions paid.

          Earnings per share — The Company's earnings per share ("EPS") amounts have been computed based on the weighted-average number of shares of common stock outstanding for the period. Basic EPS is computed by dividing net increase (decrease) in net assets resulting from operations by the weighted average number of shares of common stock outstanding during the period of computation. Diluted EPS is computed by dividing net increase (decrease) in net assets resulting from operations by the weighted average number of shares of common stock assuming all potential shares had been issued, and its related net impact to net assets accounted for, and the additional shares of common stock were dilutive. Diluted EPS reflects the potential dilution, using the as-if-converted method for convertible debt, which could occur if all potentially dilutive securities were exercised.

          Foreign securities — The accounting records of the Company are maintained in U.S. dollars. Investment securities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies on the respective dates of the transactions. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with "Net change in unrealized appreciation (depreciation) of investments" and "Net realized gains (losses) on investments" in the Company's Consolidated Statements of Operations.

          Investments denominated in foreign currencies may be negatively affected by movements in the rate of exchange between the U.S. dollar and such foreign currencies. This movement is beyond the control of the Company and cannot be predicted.

          Use of estimates — The preparation of the Company's consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the Company's consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Changes in the economic environment, financial markets, and other metrics used in determining these estimates could cause actual results to differ from the estimates used, and the differences could be material.

          Dividend income recorded related to distributions received from flow-through investments is an accounting estimate based on the most recent estimate of the tax treatment of the distribution.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 3. Investments

          At June 30, 2016, the Company's investments consisted of the following:

  Investment Cost and Fair Value by Type

	Cost	Fair Value

First lien	$644,882	$616,894
Second lien	680,009	642,423
Subordinated	86,572	79,272
Equity and other	135,520	159,472

Total investments	$1,546,983	$1,498,061

  Investment Cost and Fair Value by Industry

	Cost	Fair Value

Business Services	$370,703	$380,353
Software	390,301	377,108
Education	126,633	125,455
Federal Services	109,880	110,244
Distribution & Logistics	129,290	109,986
Healthcare Services	85,925	84,037
Consumer Services	82,446	82,873
Energy	96,780	71,048
Investment Fund	50,790	50,610
Business Products	34,133	31,986
Media	25,933	28,384
Retail	21,017	20,899
Healthcare Information Technology	14,631	14,850
Healthcare Products	5,537	7,528
Industrial Services	2,984	2,700

Total investments	$1,546,983	$1,498,061

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 3. Investments (Continued)

          At December 31, 2015, the Company's investments consisted of the following:

  Investment Cost and Fair Value by Type

	Cost	Fair Value

First lien	$711,601	$670,023
Second lien	656,165	631,985
Subordinated	95,429	87,005
Equity and other	105,521	123,211

Total investments	$1,568,716	$1,512,224

  Investment Cost and Fair Value by Industry

	Cost	Fair Value

Software	$384,805	$370,892
Business Services	367,109	368,409
Education	167,222	165,947
Distribution & Logistics	123,053	117,375
Federal Services	95,459	95,477
Consumer Services	69,250	68,269
Energy	96,717	65,521
Healthcare Services	66,923	63,255
Media	43,489	47,804
Healthcare Products	38,664	37,648
Business Products	35,188	33,420
Manufacturing	29,852	29,850
Investment Fund	23,000	21,914
Retail	21,032	21,000
Industrial Services	6,953	5,443

Total investments	$1,568,716	$1,512,224

          During the second quarter of 2016, the Company placed a portion of its first lien position in Permian Tank & Manufacturing, Inc. ("Permian") on non-accrual status due to its ongoing restructuring. As of June 30, 2016, the portion of the Permian first lien position placed on non-accrual status represented an aggregate cost basis of $17,122, an aggregate fair value of $5,030 and total unearned interest income of $825 and $825 for the three and six months then ended.

          During the second quarter of 2016, the Company placed a portion of its second lien position in Transtar Holding Company ("Transtar") on non-accrual status due to its ongoing restructuring. As

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 3. Investments (Continued)

of June 30, 2016, the portion of the Transtar second lien position placed on non-accrual status represented an aggregate cost basis of $24,720, an aggregate fair value of $9,087 and total unearned interest income of $842 and $842 for the three and six months then ended.

          As of June 30, 2016, the Company's two super priority first lien positions in ATI Acquisition Company and its related preferred shares and warrants in Ancora Acquisition LLC remained on non-accrual status due to the inability of the portfolio company to service its interest payment for the quarter then ended and uncertainty about its ability to pay such amounts in the future. As of June 30, 2016, the Company's investment had an aggregate cost basis of $1,611, an aggregate fair value of $393 and no unearned interest income for the three and six months then ended. For the three and six months ended June 30, 2015, total unearned interest income was $85 and $168, respectively. As of December 31, 2015, the Company's investment had an aggregate cost basis of $1,611 and an aggregate fair value of $393. As of June 30, 2016 and December 31, 2015, unrealized gains (losses) include a fee that the Company would recognize upon realization of the two super priority first lien debt investments.

          During the first quarter of 2015, the Company placed a portion of its second lien position in Edmentum, Inc. ("Edmentum") on non-accrual status due to its ongoing restructuring. As of March 31, 2015, the Company's investment in Edmentum had an aggregate cost basis of $30,771, an aggregate fair value of $15,575 and total unearned interest income of $438 for the three months then ended. In June 2015, Edmentum completed a restructuring which resulted in a material modification of the original terms and an extinguishment of the Company's original investment in Edmentum. Prior to the extinguishment in June 2015, the Company's original investment in Edmentum had an aggregate cost of $31,636, an aggregate fair value of $16,437 and total unearned interest income of $851 for the six months ended June 30, 2015. The extinguishment resulted in a realized loss of $15,199. Post restructuring, the Company's investments in Edmentum have been restored to full accrual status. As of June 30, 2016, the Company's investments in Edmentum have an aggregate cost basis of $25,929 and an aggregate fair value of $27,212.

          During the first quarter of 2015, the Company's first lien position in Education Management LLC ("EDMC") was non-income producing as a result of the portfolio company undergoing a restructuring. As of December 31, 2014, the Company's investment in EDMC had an aggregate cost basis of $2,987, an aggregate fair value of $1,376 and no unearned interest income for the three months then ended. In January 2015, EDMC completed a restructuring which resulted in a material modification of the original terms and an extinguishment of the Company's original investment in EDMC. Prior to the extinguishment in January 2015, the Company's original investment in EDMC had an aggregate cost of $2,987, an aggregate fair value of $1,376 and no unearned interest income for the period then ended. The extinguishment resulted in a realized loss of $1,611. Post restructuring, the Company's investments in EDMC are income producing. As of June 30, 2016, the Company's investments in EDMC have an aggregate cost basis of $1,460 and an aggregate fair value of $285.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 3. Investments (Continued)

          During the third quarter of 2014, the Company placed a portion of its first lien position in UniTek Global Services, Inc. ("UniTek") on non-accrual status in anticipation of a voluntary petition for a "Pre-Packaged" Chapter 11 Bankruptcy in the U.S. Bankruptcy Court for the District of Delaware, which was filed on November 3, 2014. As of December 31, 2014, the Company's investments in UniTek had an aggregate cost basis of $47,357, an aggregate fair value of $35,227 and total unearned interest income of $975 for the year then ended. In January 2015, UniTek emerged from "Pre-Packaged" Chapter 11 Bankruptcy and completed its restructuring. The restructuring resulted in a material modification of the original terms and an extinguishment of the Company's original investments in UniTek. Prior to the extinguishment in January 2015, the Company's original investments in UniTek had an aggregate cost of $52,902, an aggregate fair value of $40,137 and total unearned interest income of $68 for the period then ended. The extinguishment resulted in a realized loss of $12,765. Post restructuring, the Company's investments in UniTek have been restored to full accrual status. As of June 30, 2016, the Company's investments in UniTek have an aggregate cost basis of $41,349 and an aggregate fair value of $55,994.

          As of June 30, 2016, the Company had unfunded commitments on revolving credit facilities and bridge facilities of $9,057 and $0, respectively. As of June 30, 2016, the Company had unfunded commitments in the form of delayed draws or other future funding commitments of $4,695. The unfunded commitments on revolving credit facilities and delayed draws are disclosed on the Company's Consolidated Schedule of Investments as of June 30, 2016.

          As of December 31, 2015, the Company had unfunded commitments on revolving credit facilities and bridge facilities of $17,576 and $0, respectively. As of December 31, 2015, the Company had unfunded commitments in the form of delayed draws or other future funding commitments of $8,678. The unfunded commitments on revolving credit facilities and delayed draws are disclosed on the Company's Consolidated Schedule of Investments as of December 31, 2015.

NMFC Senior Loan Program I LLC

          NMFC Senior Loan Program I LLC ("SLP I") was formed as a Delaware limited liability company on May 27, 2014 and commenced operations on June 10, 2014. SLP I is a portfolio company held by the Company. SLP I is structured as a private investment fund, in which all of the investors are qualified purchasers, as such term is defined under the 1940 Act. Transfer of interests in SLP I is subject to restrictions, and as a result, such interests are not readily marketable. SLP I operates under a limited liability company agreement (the "SLP I Agreement") and will continue in existence until June 10, 2019, subject to earlier termination pursuant to certain terms of the SLP I Agreement. The term may be extended for up to one year pursuant to certain terms of the SLP I Agreement. SLP I has a three year re-investment period. SLP I invests in senior secured loans issued by companies within the Company's core industry verticals. These investments are typically broadly syndicated first lien loans.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 3. Investments (Continued)

          SLP I is capitalized with $93,000 of capital commitments, $275,000 of debt from a revolving credit facility and is managed by the Company. The Company's capital commitment is $23,000, representing less than 25.0% ownership, with third party investors representing the remaining capital commitment. As of June 30, 2016, SLP I had total investments with an aggregate fair value of approximately $338,950, debt outstanding of $245,917 and capital that had been called and funded of $93,000. As of December 31, 2015, SLP I had total investments with an aggregate fair value of approximately $349,704, debt outstanding of $267,617 and capital that had been called and funded of $93,000. The Company's investment in SLP I is disclosed on the Company's Consolidated Schedules of Investments as of June 30, 2016 and December 31, 2015.

          The Company, as an investment adviser registered under the Advisers Act, acts as the collateral manager to SLP I and is entitled to receive a management fee for its investment management services provided to SLP I. As a result, SLP I is classified as an affiliate of the Company. No management fee is charged on the Company's investment in SLP I in connection with the administrative services provided to SLP I. For the three and six months ended June 30, 2016, the Company earned approximately $293 and $593, respectively, in management fees related to SLP I which is included in other income. For the three and six months ended June 30, 2015, the Company earned approximately $296 and $597, respectively, in management fees related to SLP I which is included in other income. As of June 30, 2016 and December 31, 2015, approximately $293 and $311, respectively, of management fees related to SLP I was included in receivable from affiliates. For the three and six months ended June 30, 2016, the Company earned approximately $887 and $1,807, respectively, of dividend income related to SLP I, which is included in dividend income. For the three and six months ended June 30, 2015, the Company earned approximately $951 and $1,809, respectively, of dividend income related to SLP I, which is included in dividend income. As of June 30, 2016 and December 31, 2015, approximately $887 and $918, respectively, of dividend income related to SLP I was included in interest and dividend receivable.

Unconsolidated Significant Subsidiaries

          In accordance with Regulation S-X Rule 10-01(b)(1), the Company evaluates its unconsolidated controlled portfolio companies as significant subsidiaries under this rule.

  NMFC Senior Loan Program II LLC

          NMFC Senior Loan Program II LLC ("SLP II") was formed as a Delaware limited liability company on March 9, 2016 and commenced operations on April 12, 2016. SLP II is structured as a private joint venture investment fund between the Company and SkyKnight Income, LLC ("SkyKnight") and operates under a limited liability company agreement (the "SLP II Agreement"). The purpose of the joint venture is to invest primarily in senior secured loans issued by portfolio companies within the Company's core industry verticals. These investments are typically broadly syndicated first lien loans. All investment decisions must be unanimously approved by the board of managers of SLP II, which has equal representation from the Company and SkyKnight. SLP II has a

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 3. Investments (Continued)

three year investment period and will continue in existence until April 12, 2021. The term may be extended for up to one year pursuant to certain terms of the SLP II Agreement.

          SLP II is capitalized with equity contributions which are called from its members, on a pro-rata basis based on their equity commitments, as transactions are completed. Any decision by SLP II to call down on capital commitments requires approval by the board of managers of SLP II. The Company and SkyKnight have committed to provide $79,400 and $20,600 of equity to SLP II, respectively. As of June 30, 2016 the Company and SkyKnight have contributed $27,790 and $7,210, respectively. The Company's investment in SLP II is disclosed on the Company's Consolidated Schedule of Investments as of June 30, 2016.

          On April 12, 2016, SLP II closed its $275,000 revolving credit facility with Wells Fargo Bank, National Association which matures on April 12, 2021 and bears interest at a rate of LIBOR plus 1.75% per annum. As of June 30, 2016, SLP II had total investments with an aggregate fair value of approximately $167,914 and debt outstanding under its credit facility of $71,600.

          The Company has determined that SLP II is an investment company under ASC 946, however, in accordance with such guidance the Company will generally not consolidate its investment in a company other than a wholly-owned investment company subsidiary. Furthermore, Accounting Standards Codification Topic 810, Consolidation, concludes that in a joint venture where both members have equal decision making authority, it is not appropriate for one member to consolidate the joint venture since neither has control. Accordingly, the Company does not consolidate SLP II.

          As of June 30, 2016, SLP II is not considered a significant unconsolidated subsidiary under Regulation S-X Rule 10-01(b)(1).

  UniTek Global Services, Inc.

          UniTek Global Services, Inc. ("UniTek") is a full service provider of technical services to customers in the wireless telecommunications, public safety, satellite television and broadband cable industries in the U.S. and Canada. UniTek's customers are primarily satellite television, broadband cable and other telecommunications companies, their contractors, and municipalities and related agencies. UniTek's customers utilize its services to build and maintain their infrastructure and networks and to provide residential and commercial fulfillment services, which is critical to their ability to deliver voice, video and data services to end users.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 3. Investments (Continued)

          As of June 30, 2016, UniTek is considered a significant unconsolidated subsidiary under Regulation S-X Rule 10-01(b)(1). Based on the requirements under Regulation S-X 10-01(b)(1), the summarized consolidated financial information of UniTek is shown below:

	Three Months Ended		Six Months Ended

	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015

Summary of Operations:
Net sales	$71,567	$66,702	$139,910	$133,024
Cost of goods sold	54,839	54,108	107,275	110,315

Gross profit	16,728	12,594	32,635	22,709
Other expenses	13,712	12,205	27,905	28,772

Net income (loss) from continuing operations before extraordinary items	3,016	389	4,730	(6,063)
Loss from discontinued operations	—	—	—	—

Net income (loss)	$3,016	$389	$4,730	$(6,063)

Investment risk factors

          First and second lien debt that the Company invests in is entirely, or almost entirely, rated below investment grade or may be unrated. Debt investments rated below investment grade are often referred to as "leveraged loans", "high yield" or "junk" debt investments, and may be considered "high risk" compared to debt investments that are rated investment grade. These debt investments are considered speculative because of the credit risk of the issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such risk of default could reduce the net asset value and income distributions of the Company. In addition, some of the Company's debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. First and second lien debt may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these first and second lien debt investments. This illiquidity may make it more difficult to value the debt.

          Subordinated debt is generally subject to similar risks as those associated with first and second lien debt, except that such debt is subordinated in payment and/or lower in lien priority. Subordinated debt is subject to the additional risk that the cash flow of the borrower and the property securing the debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured and unsecured obligations of the borrower.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 3. Investments (Continued)

          The Company may directly invest in the equity of private companies or in some cases, equity investments could be made in connection with a debt investment. Equity investments may or may not fluctuate in value resulting in recognized realized gains or losses upon disposition.

Note 4. Fair Value

          Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"), establishes a fair value hierarchy that prioritizes and ranks the inputs to valuation techniques used in measuring investments at fair value. The hierarchy classifies the inputs used in measuring fair value into three levels as follows:

          Level I — Quoted prices (unadjusted) are available in active markets for identical investments and the Company has the ability to access such quotes as of the reporting date. The type of investments which would generally be included in Level I include active exchange-traded equity securities and exchange-traded derivatives. As required by ASC 820, the Company, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

          Level II — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I. Level II inputs include the following:

  •
  Quoted prices for similar assets or liabilities in active markets;

  •
  Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

  •
  Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and

  •
  Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

          Level III — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment.

          The inputs used to measure fair value may fall into different levels. In all instances when the inputs fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level of input that is significant to the fair value measurement in its entirety. As such, a Level III fair value measurement may include inputs that are both observable and unobservable. Gains and losses for such assets categorized within the Level III table below

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

may include changes in fair value that are attributable to both observable inputs and unobservable inputs.

          The inputs into the determination of fair value require significant judgment or estimation by management and consideration of factors specific to each investment. A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in the transfer of certain investments within the fair value hierarchy from period to period. Reclassifications impacting the fair value hierarchy are reported as transfers in/out of the respective leveling categories as of the beginning of the quarter in which the reclassifications occur.

          The following table summarizes the levels in the fair value hierarchy that the Company's portfolio investments fall into as of June 30, 2016:

	Total	Level I	Level II	Level III

First lien	$616,894	$—	$285,363	$331,531
Second lien	642,423	—	354,286	288,137
Subordinated	79,272	—	37,538	41,734
Equity and other	159,472	118	14	159,340

Total investments	$1,498,061	$118	$677,201	$820,742

          The following table summarizes the levels in the fair value hierarchy that the Company's portfolio investments fall into as of December 31, 2015:

	Total	Level I	Level II	Level III

First lien	$670,023	$—	$329,133	$340,890
Second lien	631,985	—	449,227	182,758
Subordinated	87,005	—	33,546	53,459
Equity and other	123,211	316	15	122,880

Total investments	$1,512,224	$316	$811,921	$699,987

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

          The following table summarizes the changes in fair value of Level III portfolio investments for the three months ended June 30, 2016, as well as the portion of appreciation (depreciation) included in income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Company at June 30, 2016:

	Total	First Lien	Second Lien	Subordinated	Equity and other

Fair value, March 31, 2016	$740,665	$343,455	$232,593	$40,744	$123,873
Total gains or losses included in earnings:
Net realized gains on investments	1,361	512	849	—	—
Net change in unrealized appreciation (depreciation)	11,408	4,702	(274)	376	6,604
Purchases, including capitalized PIK and revolver fundings	118,182	36,442	52,263	614	28,863
Proceeds from sales and paydowns of investments	(82,688)	(48,521)	(34,167)	—	—
Transfers into Level III(1)	56,128	19,255	36,873	—	—
Transfers out of Level III(1)	(24,314)	(24,314)	—	—	—

Fair Value, June 30, 2016	$820,742	$331,531	$288,137	$41,734	$159,340

Unrealized appreciation (depreciation) for the period relating to those Level III assets that were still held by the Company at the end of the period:	$12,758	$5,203	$575	$376	$6,604

(1)
As of June 30, 2016, portfolio investments were transferred into Level III from Level II and out of Level III into Level II at fair value as of the beginning of the quarter in which the reclassification occurred.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

          The following table summarizes the changes in fair value of Level III portfolio investments for the three months ended June 30, 2015, as well as the portion of appreciation (depreciation) included in income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Company at June 30, 2015:

	Total	First Lien	Second Lien	Subordinated	Equity and other

Fair value, March 31, 2015	$389,174	$152,658	$102,736	$38,062	$95,718
Total gains or losses included in earnings:
Net realized (losses) gains on investments	(14,458)	398	(14,852)	—	(4)
Net change in unrealized appreciation (depreciation)	15,341	26	14,367	(3,167)	4,115
Purchases, including capitalized PIK and revolver fundings(1)	65,290	20,150	23,893	20,397	850
Proceeds from sales and paydowns of investments(1)	(60,373)	(2,100)	(58,277)	—	4
Transfers into Level III(2)	28,333	28,333	—	—	—

Fair Value, June 30, 2015	$423,307	$199,465	$67,867	$55,292	$100,683

Unrealized appreciation (depreciation) for the period relating to those Level III assets that were still held by the Company at the end of the period:	$1,211	$370	$(107)	$(3,167)	$4,115

(1)
Includes reorganizations and restructurings.

(2)
As of June 30, 2015, portfolio investments were transferred into Level III from Level II at fair value as of the beginning of the quarter in which the reclassification occurred.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

          The following table summarizes the changes in fair value of Level III portfolio investments for the six months ended June 30, 2016, as well as the portion of appreciation (depreciation) included in income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Company at June 30, 2016:

	Total	First Lien	Second Lien	Subordinated	Equity and other

Fair value, December 31, 2015	$699,987	$340,890	$182,758	$53,459	$122,880
Total gains or losses included in earnings:
Net realized gains (losses) on investments	1,508	540	849	119	—
Net change in unrealized appreciation (depreciation)	9,505	6,679	(5,568)	1,933	6,461
Purchases, including capitalized PIK and revolver fundings	141,650	39,071	71,357	1,223	29,999
Proceeds from sales and paydowns of investments	(99,757)	(50,590)	(34,167)	(15,000)	—
Transfers into Level III(1)	92,163	19,255	72,908	—	—
Transfers out of Level III(1)	(24,314)	(24,314)	—	—	—

Fair Value, June 30, 2016	$820,742	$331,531	$288,137	$41,734	$159,340

Unrealized appreciation (depreciation) for the period relating to those Level III assets that were still held by the Company at the end of the period:	$7,443	$6,539	$(7,609)	$2,052	$6,461

(1)
As of June 30, 2016, portfolio investments were transferred into Level III from Level II and out of Level III into Level II at fair value as of the beginning of the quarter in which the reclassification occurred.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

          The following table summarizes the changes in fair value of Level III portfolio investments for the six months ended June 30, 2015, as well as the portion of appreciation (depreciation) included in income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Company at June 30, 2015:

	Total	First Lien	Second Lien	Subordinated	Equity and other

Fair value, December 31, 2014	$419,681	$169,180	$134,406	$35,470	$80,625
Total gains or losses included in earnings:
Net realized (losses) gains on investments	(13,016)	(10,919)	(14,542)	—	12,445
Net change in unrealized appreciation (depreciation)	21,783	9,907	13,937	(3,005)	944
Purchases, including capitalized PIK and revolver fundings(1)	125,293	45,504	36,243	22,827	20,719
Proceeds from sales and paydowns of investments(1)	(158,767)	(42,540)	(102,177)	—	(14,050)
Transfers into Level III(2)	28,333	28,333	—	—	—

Fair Value, June 30, 2015	$423,307	$199,465	$67,867	$55,292	$100,683

Unrealized appreciation (depreciation) for the period relating to those Level III assets that were still held by the Company at the end of the period:	$9,583	$(619)	$(22)	$(3,005)	$13,229

(1)
Includes reorganizations and restructurings.

(2)
As of June 30, 2015, portfolio investments were transferred into Level III from Level II at fair value as of the beginning of the quarter in which the reclassification occurred.

          Except as noted in the tables above, there were no other transfers in or out of Level I, II, or III during the three and six months ended June 30, 2016 and June 30, 2015. Transfers into Level III occur as quotations obtained through pricing services are not deemed representative of fair value as of the balance sheet date and such assets are internally valued. As quotations obtained through pricing services are substantiated through additional market sources, investments are transferred out of Level III. In addition, transfers out of Level III and transfer into Level III occur based on the increase or decrease in the availability of certain observable inputs.

          The Company invests in revolving credit facilities. These investments are categorized as Level III investments as these assets are not actively traded and their fair values are often implied by the term loans of the respective portfolio companies.

          The Company generally uses the following framework when determining the fair value of investments where there are little, if any, market activity or observable pricing inputs. The Company

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

typically determines the fair value of its performing debt investments utilizing an income approach. Additional consideration is given using a market based approach, as well as reviewing the overall underlying portfolio company's performance and associated financial risks. The following outlines additional details on the approaches considered:

          Company Performance, Financial Review, and Analysis:    Prior to investment, as part of its due diligence process, the Company evaluates the overall performance and financial stability of the portfolio company. Post investment, the Company analyzes each portfolio company's current operating performance and relevant financial trends versus prior year and budgeted results, including, but not limited to, factors affecting its revenue and earnings before interest, taxes, depreciation, and amortization ("EBITDA") growth, margin trends, liquidity position, covenant compliance and changes to its capital structure. The Company also attempts to identify and subsequently track any developments at the portfolio company, within its customer or vendor base or within the industry or the macroeconomic environment, generally, that may alter any material element of its original investment thesis. This analysis is specific to each portfolio company. The Company leverages the knowledge gained from its original due diligence process, augmented by this subsequent monitoring, to continually refine its outlook for each of its portfolio companies and ultimately form the valuation of its investment in each portfolio company. When an external event such as a purchase transaction, public offering or subsequent sale occurs, the Company will consider the pricing indicated by the external event to corroborate the private valuation.

          For debt investments, the Company may employ the Market Based Approach (as described below) to assess the total enterprise value of the portfolio company, in order to evaluate the enterprise value coverage of the Company's debt investment. For equity investments or in cases where the Market Based Approach implies a lack of enterprise value coverage for the debt investment, the Company may additionally employ a discounted cash flow analysis based on the free cash flows of the portfolio company to assess the total enterprise value.

          After enterprise value coverage is demonstrated for the Company's debt investments through the method(s) above, the Income Based Approach (as described below) may be employed to estimate the fair value of the investment.

          Market Based Approach:    The Company may estimate the total enterprise value of each portfolio company by utilizing market value cash flow (EBITDA) multiples of publicly traded comparable companies and comparable transactions. The Company considers numerous factors when selecting the appropriate companies whose trading multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The Company may apply an average of various relevant comparable company EBITDA multiples to the portfolio company's latest twelve month ("LTM") EBITDA or projected EBITDA to calculate the enterprise value of the portfolio company. Significant increases or decreases in the EBITDA multiple will result in an increase or decrease in enterprise value, which may result in an increase or decrease in the fair value estimate of the investment. In applying the market based approach as of

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

June 30, 2016 and December 31, 2015, the Company used the relevant EBITDA multiple ranges set forth in the table below to determine the enterprise value of its portfolio companies. The Company believes this was a reasonable range in light of current comparable company trading levels and the specific portfolio companies involved.

          Income Based Approach:    The Company also may use a discounted cash flow analysis to estimate the fair value of the investment. Projected cash flows represent the relevant security's contractual interest, fee and principal payments plus the assumption of full principal recovery at the investment's expected maturity date. These cash flows are discounted at a rate established utilizing a yield calibration approach, which incorporates changes in the credit quality (as measured by relevant statistics) of the portfolio company, as compared to changes in the yield associated with comparable credit quality market indices, between the date of origination and the valuation date. Significant increases or decreases in the discount rate would result in a decrease or increase in the fair value measurement. In applying the income based approach as of June 30, 2016 and December 31, 2015, the Company used the discount ranges set forth in the table below to value investments in its portfolio companies.

          The unobservable inputs used in the fair value measurement of the Company's Level III investments as of June 30, 2016 were as follows:

				Range

Type	Fair Value as of June 30, 2016	Approach	Unobservable Input	Low	High	Weighted Average

First lien	$283,732	Market & income approach	EBITDA multiple	5.0x	16.0x	10.3x
			Discount rate	7.4%	12.4%	9.7%
	25,524	Market quote	Broker quote	N/A	N/A	N/A
	22,275	Other	N/A(1)	N/A (1)	N/A (1)	N/A (1)
Second lien	157,473	Market & income approach	EBITDA multiple	6.5x	16.0x	11.5x
			Discount rate	9.5%	13.1%	11.3%
	118,769	Market quote	Broker quote	N/A	N/A	N/A
	11,895	Other	N/A(1)	N/A (1)	N/A (1)	N/A (1)
Subordinated	41,734	Market & income approach	EBITDA multiple	5.0x	8.5x	7.3x
			Discount rate	9.5%	18.1%	15.8%
Equity and other	155,308	Market & income approach	EBITDA multiple	2.5x	12.0x	6.2x
			Discount rate	8.0%	19.5%	14.3%
	1,504	Black Scholes analysis	Expected life in years	9.3	9.8	9.5
			Volatility	27.0%	33.8%	30.7%
			Discount rate	1.6%	1.6%	1.6%
	2,528	Other	N/A(1)	N/A (1)	N/A (1)	N/A (1)

	$820,742

(1)
Fair value was determined based on transaction pricing or recent acquisition or sale as the best measure of fair value with no material changes in operations of the related portfolio company since the transaction date.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

          The unobservable inputs used in the fair value measurement of the Company's Level III investments as of December 31, 2015 were as follows:

				Range

Type	Fair Value as of December 31, 2015	Approach	Unobservable Input	Low	High	Weighted Average

First lien	$292,507	Market & income approach	EBITDA multiple	4.5x	15.5x	10.0x
			Discount rate	7.3%	13.9%	11.0%
	30,719	Market quote	Broker quote	N/A	N/A	N/A
	17,664	Other	N/A(1)	N/A (1)	N/A (1)	N/A (1)
Second lien	88,977	Market & income approach	EBITDA multiple	6.5x	16.0x	12.3x
			Discount rate	10.0%	14.2%	12.7%
	41,544	Market quote	Broker quote	N/A	N/A	N/A
	52,237	Other	N/A(1)	N/A (1)	N/A (1)	N/A (1)
Subordinated	38,459	Market & income approach	EBITDA multiple	4.5x	9.0x	7.6x
			Discount rate	10.0%	19.4%	17.7%
	15,000	Other	N/A(1)	N/A (1)	N/A (1)	N/A (1)
Equity and other	121,453	Market & income approach	EBITDA multiple	2.5x	12.0x	6.3x
			Discount rate	8.0%	21.3%	14.6%
	1,427	Black Scholes analysis	Expected life in years	9.8	10.3	10.0
			Volatility	27.0%	30.3%	28.9%
			Discount rate	2.1%	2.1%	2.1%

	$699,987

(1)
Fair value was determined based on transaction pricing or recent acquisition or sale as the best measure of fair value with no material changes in operations of the related portfolio company since the transaction date.

          Based on a comparison to similar BDC credit facilities, the terms and conditions of the Holdings Credit Facility and the NMFC Credit Facility (as defined in Note 7, Borrowings) are representative of market. The carrying values of the Holdings Credit Facility and NMFC Credit Facility approximate fair value as of June 30, 2016, as the facilities are continually monitored and examined by both the borrower and the lender. The carrying value of the SBA-guaranteed debentures approximate fair value as of June 30, 2016 based on a comparison of market interest rates for the Company's borrowings and similar entities. The Unsecured Notes (as defined in Note 7, Borrowings) were issued during the three months ended June 30, 2016 and as such the carrying value approximates fair value as of June 30, 2016. The fair value of the Holdings Credit Facility, NMFC Credit Facility, SBA-guaranteed debentures and Unsecured Notes are considered Level III. The fair value of the Convertible Notes (as defined in Note 7, Borrowings) as of June 30, 2016 was $113,419, which was based on quoted prices and considered Level II. See Note 7, Borrowings, for details. The carrying value of the collateralized agreement approximates fair value as of June 30, 2016 and is considered Level III. The fair value of other financial assets and liabilities approximates their carrying value based on the short-term nature of these items.

          Fair value risk factors — The Company seeks investment opportunities that offer the possibility of attaining substantial capital appreciation. Certain events particular to each industry in which the Company's portfolio companies conduct their operations, as well as general economic

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

and political conditions, may have a significant negative impact on the operations and profitability of the Company's investments and/or on the fair value of the Company's investments. The Company's investments are subject to the risk of non-payment of scheduled interest or principal, resulting in a reduction in income to the Company and their corresponding fair valuations. Also, there may be risk associated with the concentration of investments in one geographic region or in certain industries. These events are beyond the control of the Company and cannot be predicted. Furthermore, the ability to liquidate investments and realize value is subject to uncertainties.

Note 5. Agreements

          NMF Holdings entered into an investment advisory and management agreement, as amended and restated, with the Investment Adviser on May 19, 2011. Until May 8, 2014, under the investment advisory and management agreement, the Investment Adviser managed the day-to-day operations of, and provided investment advisory services to, NMF Holdings. For providing these services, the Investment Adviser received a fee from NMF Holdings, consisting of two components — a base management fee and an incentive fee.

          On May 6, 2014, the stockholders of NMFC approved a new investment advisory and management agreement (the "Investment Management Agreement") with the Investment Adviser which became effective on May 8, 2014. Under the Investment Management Agreement, the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Investment Adviser receives a fee from the Company, consisting of two components — a base management fee and an incentive fee.

          Pursuant to the Investment Management Agreement, the base management fee is calculated at an annual rate of 1.75% of the Company's gross assets, which equals the Company's total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the SLF Credit Facility (as defined in Note 7, Borrowings) and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of the Company's gross assets, which equals the Company's total assets, as determined in accordance with GAAP, less the borrowings under the SLF Credit Facility and cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter. The Company has not invested, and currently is not invested, in derivatives. To the extent the Company invests in derivatives in the future, the Company will use the actual value of the derivatives, as reported on the Consolidated Statements of Assets and Liabilities, for purposes of calculating its base management fee.

          Since the IPO, the base management fee calculation has deducted the borrowings under the SLF Credit Facility. The SLF Credit Facility had historically consisted of primarily lower yielding assets at higher advance rates. As part of an amendment to the Company's existing credit facilities with Wells Fargo Bank, National Association, the SLF Credit Facility merged with the Predecessor Holdings Credit Facility and into the Holdings Credit Facility on December 18, 2014 (as defined in

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 5. Agreements (Continued)

Note 7, Borrowings). Post credit facility merger and to be consistent with the methodology since the IPO, the Investment Adviser will continue to waive management fees on the leverage associated with those assets that share the same underlying yield characteristics with investments leveraged under the legacy SLF Credit Facility, which as of June 30, 2016 and June 30, 2015 approximated $269,625 and $251,508, respectively. The Investment Adviser cannot recoup management fees that the Investment Adviser has previously waived. For the three and six months ended June 30, 2016, management fees waived were approximately $1,241 and $2,560, respectively. For the three and six months ended June 30, 2015, management fees waived were approximately $1,247 and $2,629, respectively.

          The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of the Company's "Pre-Incentive Fee Adjusted Net Investment Income" for the immediately preceding quarter, subject to a "preferred return", or "hurdle", and a "catch-up" feature. "Pre-Incentive Fee Net Investment Income" means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, upfront, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company's operating expenses for the quarter (including the base management fee, expenses payable under an administration agreement, as amended and restated (the "Administration Agreement"), with the Administrator, and any interest expense and distributions paid on any issued and outstanding preferred stock (of which there are none as of June 30, 2016), but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

          Under GAAP, NMFC's IPO did not step-up the cost basis of the Predecessor Operating Company's existing investments to fair market value at the IPO date. Since the total value of the Predecessor Operating Company's investments at the time of the IPO was greater than the investments' cost basis, a larger amount of amortization of purchase or original issue discount, as well as different amounts in realized gain and unrealized appreciation, may be recognized under GAAP in each period than if the step-up had occurred. This will remain until such predecessor investments are sold, repaid or mature in the future. The Company tracks the transferred (or fair market) value of each of its investments as of the time of the IPO and, for purposes of the incentive fee calculation, adjusts Pre-Incentive Fee Net Investment Income to reflect the amortization of purchase or original issue discount on the Company's investments as if each investment was purchased at the date of the IPO, or stepped up to fair market value. This is defined as "Pre-Incentive Fee Adjusted Net Investment Income". The Company also uses the transferred (or fair market) value of each of its investments as of the time of the IPO to adjust capital gains ("Adjusted Realized Capital Gains") or losses ("Adjusted Realized Capital Losses") and unrealized

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 5. Agreements (Continued)

capital appreciation ("Adjusted Unrealized Capital Appreciation") and unrealized capital depreciation ("Adjusted Unrealized Capital Depreciation").

          Pre-Incentive Fee Adjusted Net Investment Income, expressed as a rate of return on the value of the Company's net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 2.0% per quarter (8.0% annualized), subject to a "catch-up" provision measured as of the end of each calendar quarter. The hurdle rate is appropriately pro-rated for any partial periods. The calculation of the Company's incentive fee with respect to the Pre-Incentive Fee Adjusted Net Investment Income for each quarter is as follows:

  •
  No incentive fee is payable to the Investment Adviser in any calendar quarter in which the Company's Pre-Incentive Fee Adjusted Net Investment Income does not exceed the hurdle rate of 2.0% (the "preferred return" or "hurdle").

  •
  100.0% of the Company's Pre-Incentive Fee Adjusted Net Investment Income with respect to that portion of such Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser. This portion of the Company's Pre-Incentive Fee Adjusted Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) is referred to as the "catch-up". The catch-up provision is intended to provide the Investment Adviser with an incentive fee of 20.0% on all of the Company's Pre-Incentive Fee Adjusted Net Investment Income as if a hurdle rate did not apply when the Company's Pre-Incentive Fee Adjusted Net Investment Income exceeds 2.5% in any calendar quarter.

  •
  20.0% of the amount of the Company's Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved.

          The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20.0% of the Company's Adjusted Realized Capital Gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

          In accordance with GAAP, the Company accrues a hypothetical capital gains incentive fee based upon the cumulative net Adjusted Realized Capital Gains and Adjusted Realized Capital Losses and the cumulative net Adjusted Unrealized Capital Appreciation and Adjusted Unrealized Capital Depreciation on investments held at the end of each period. Actual amounts paid to the Investment Adviser are consistent with the Investment Management Agreement and are based only on actual Adjusted Realized Capital Gains computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis from inception through the end of each calendar year as if the entire portfolio was sold at fair value.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 5. Agreements (Continued)

          The following table summarizes the management fees and incentive fees incurred by the Company for the three and six months ended June 30, 2016 and June 30, 2015.

	Three Months Ended		Six Months Ended

	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015

Management fee	$6,818	$6,198	$13,654	$12,666
Less: management fee waiver	(1,241)	(1,247)	(2,560)	(2,629)

Total management fee	5,577	4,951	11,094	10,037
Incentive fee, excluding accrued capital gains incentive fees	$5,449	$5,057	$10,834	$9,935
Accrued capital gains incentive fees(1)	$—	$9	$—	$490

(1)
As of June 30, 2016 and June 30, 2015, no actual capital gains incentive fee was owed under the Investment Management Agreement by the Company, as cumulative net Adjusted Realized Capital Gains did not exceed cumulative Adjusted Unrealized Capital Depreciation.

          The Company's Consolidated Statements of Operations below are adjusted as if the step-up in cost basis to fair market value had occurred at the IPO date, May 19, 2011.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 5. Agreements (Continued)

          The following Consolidated Statement of Operations for the three and six months ended June 30, 2016 is adjusted to reflect this step-up to fair market value.

	Three Months Ended June 30, 2016	Stepped-up Cost Basis Adjustments	Adjusted Three Months Ended June 30, 2016

Investment income
Interest income(1)	$38,412	$(35)	$38,377
Dividend income(2)	1,721	—	1,721
Other income	1,357	—	1,357

Total investment income(3)	41,490	(35)	41,455

Total expenses pre-incentive fee(4)	14,209	—	14,209

Pre-Incentive Fee Net Investment Income	27,281	(35)	27,246

Incentive fee(5)	5,449	—	5,449

Post-Incentive Fee Net Investment Income	21,832	(35)	21,797

Net realized gains (losses) on investments(6)	865	(86)	779
Net change in unrealized appreciation (depreciation) of investments(6)	21,956	121	22,077
Net change in unrealized (depreciation) appreciation of securities purchased under collateralized agreements to resell	(44)	—	(44)
Benefit for taxes	84	—	84

Net increase in net assets resulting from operations	$44,693		$44,693

(1)
Includes $950 in PIK interest from investments.

(2)
Includes $742 in PIK dividends from investments.

(3)
Includes income from non-controlled/non-affiliated investments, non-controlled/affiliated investments and controlled investments.

(4)
Includes expense waivers and reimbursements of $63 and management fee waivers of $1,241.

(5)
For the three months ended June 30, 2016, the Company incurred total incentive fees of $5,449, of which $0 is related to capital gains incentive fees on a hypothetical liquidation basis.

(6)
Includes net realized gains and losses on investments and net change in unrealized appreciation (depreciation) of investments from non-controlled/non-affiliated investments, non-controlled/affiliated investments and controlled investments.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 5. Agreements (Continued)

	Six Months Ended June 30, 2016	Stepped-up Cost Basis Adjustments	Adjusted Six Months Ended June 30, 2016

Investment income
Interest income(1)	$76,202	$(64)	$76,138
Dividend income(2)	3,360	—	3,360
Other income	2,904	—	2,904

Total investment income(3)	82,466	(64)	82,402

Total expenses pre-incentive fee(4)	28,233	—	28,233

Pre-Incentive Fee Net Investment Income	54,233	(64)	54,169

Incentive fee(5)	10,834	—	10,834

Post-Incentive Fee Net Investment Income	43,399	(64)	43,335

Net realized gains (losses) on investments(6)	1,041	(124)	917
Net change in unrealized appreciation (depreciation) of investments(6)	7,570	188	7,758
Net change in unrealized (depreciation) appreciation of securities purchased under collateralized agreements to resell	(74)	—	(74)
Benefit for taxes	808	—	808

Net increase in net assets resulting from operations	$52,744		$52,744

(1)
Includes $1,903 in PIK interest from investments.

(2)
Includes $1,461 in PIK dividends from investments.

(3)
Includes income from non-controlled/non-affiliated investments, non-controlled/affiliated investments and controlled investments.

(4)
Includes expense waivers and reimbursements of $347 and management fee waivers of $2,560.

(5)
For the six months ended June 30, 2016, the Company incurred total incentive fees of $10,834, of which $0 is related to capital gains incentive fees on a hypothetical liquidation basis.

(6)
Includes net realized gains and losses on investments and net change in unrealized appreciation (depreciation) of investments from non-controlled/non-affiliated investments, non-controlled/affiliated investments and controlled investments.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 5. Agreements (Continued)

          The following Consolidated Statement of Operations for the three and six months ended June 30, 2015 is adjusted to reflect this step-up to fair market value.

	Three Months Ended June 30, 2015	Stepped-up Cost Basis Adjustments	Adjusted Three Months Ended June 30, 2015

Investment income
Interest income(1)	$35,470	$(33)	$35,437
Dividend income(2)	1,795	—	1,795
Other income	640	—	640

Total investment income(3)	37,905	(33)	37,872

Total net expenses pre-incentive fee(4)	12,586	—	12,586

Pre-Incentive Fee Net Investment Income	25,319	(33)	25,286

Incentive fee(5)	5,066	—	5,066

Post-Incentive Fee Net Investment Income	20,253	(33)	20,220

Net realized losses on investments(6)	(13,338)	(47)	(13,385)
Net change in unrealized appreciation (depreciation) of investments(6)	13,484	80	13,564
Provision for taxes	(135)	—	(135)

Net increase in net assets resulting from operations	$20,264		$20,264

(1)
Includes $1,492 in PIK interest from investments.

(2)
Includes $643 in PIK dividends from investments.

(3)
Includes income from non-controlled/non-affiliated investments, non-controlled/affiliated investments and controlled investments.

(4)
Includes management fee waivers of $1,247. No expense waivers and reimbursements were noted for the three months ended June 30, 2015.

(5)
For the three months ended June 30, 2015, the Company incurred total incentive fees of $5,066, of which $9 is related to capital gains incentive fees on a hypothetical liquidation basis.

(6)
Includes net change in unrealized appreciation (depreciation) of investments from non-controlled/non-affiliated investments, non-controlled/affiliated investments and controlled investments.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 5. Agreements (Continued)

	Six Months Ended June 30, 2015	Stepped-up Cost Basis Adjustments	Adjusted Six Months Ended June 30, 2015

Investment income
Interest income(1)	$68,817	$(66)	$68,751
Dividend income(2)	3,102	—	3,102
Other income	2,522	—	2,522

Total investment income(3)	74,441	(66)	74,375

Total net expenses pre-incentive fee(4)	24,701	—	24,701

Pre-Incentive Fee Net Investment Income	49,740	(66)	49,674

Incentive fee(5)	10,425	—	10,425

Post-Incentive Fee Net Investment Income	39,315	(66)	39,249

Net realized losses on investments(6)	(13,471)	(47)	(13,518)
Net change in unrealized appreciation (depreciation) of investments(6)	17,970	113	18,083
Provision for taxes	(636)	—	(636)

Net increase in net assets resulting from operations	$43,178		$43,178

(1)
Includes $2,146 in PIK interest from investments.

(2)
Includes $1,191 in PIK dividends from investments.

(3)
Includes income from non-controlled/non-affiliated investments, non-controlled/affiliated investments and controlled investments.

(4)
Includes expense waivers and reimbursements of $400 and management fee waivers of $2,629.

(5)
For the six months ended June 30, 2015, the Company incurred total incentive fees of $10,425, of which $490 is related to capital gains incentive fees on a hypothetical liquidation basis.

(6)
Includes net change in unrealized appreciation (depreciation) of investments from non-controlled/non-affiliated investments, non-controlled/affiliated investments and controlled investments.

          The Company has entered into an Administration Agreement with the Administrator under which the Administrator provides administrative services. The Administrator performs, or oversees the performance of, the Company's consolidated financial records, prepares reports filed with the SEC, generally monitors the payment of the Company's expenses and watches the performance of administrative and professional services rendered by others. The Company will reimburse the Administrator for the Company's allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to the Company under the Administration Agreement. Pursuant to the Administration Agreement and further restricted by the Company, the Administrator

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 5. Agreements (Continued)

may, in its own discretion, submit to the Company for reimbursement some or all of the expenses that the Administrator has incurred on behalf of the Company during any quarterly period. As a result, the amount of expenses for which the Company will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to the Company for reimbursement in the future. However, it is expected that the Administrator will continue to support part of the expense burden of the Company in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived. For the three and six months ended June 30, 2016, approximately $363 and $931, respectively, of indirect administrative expenses were included in administrative expenses of which $63 and $347, respectively, of indirect administrative expenses were waived by the Administrator. For the three and six months ended June 30, 2015, approximately $324 and $724, respectively, of indirect administrative expenses were included in administrative expenses of which $0 and $400, respectively, of indirect administrative expenses were waived by the Administrator. As of June 30, 2016 and December 31, 2015, approximately $300 and $374, respectively, of indirect administrative expenses were included in payable to affiliates as the expenses were payable to the Administrator.

          The Company, the Investment Adviser and the Administrator have also entered into a Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant the Company, the Investment Adviser and the Administrator, a non-exclusive, royalty-free license to use the "New Mountain" and the "New Mountain Finance" names. Under the Trademark License Agreement, as amended, subject to certain conditions, the Company, the Investment Adviser and the Administrator will have a right to use the "New Mountain" and "New Mountain Finance" names, for so long as the Investment Adviser or one of its affiliates remains the investment adviser of the Company. Other than with respect to this limited license, the Company, the Investment Adviser and the Administrator will have no legal right to the "New Mountain" or the "New Mountain Finance" names.

Note 6. Related Parties

          The Company has entered into a number of business relationships with affiliated or related parties.

          The Company has entered into the Investment Management Agreement with the Investment Adviser, a wholly-owned subsidiary of New Mountain Capital. Therefore, New Mountain Capital is entitled to any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 6. Related Parties (Continued)

          The Company has entered into an Administration Agreement with the Administrator, a wholly-owned subsidiary of New Mountain Capital. The Administrator arranges office space for the Company and provides office equipment and administrative services necessary to conduct their respective day-to-day operations pursuant to the Administration Agreement. The Company reimburses the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to the Company under the Administration Agreement which includes the fees and expenses associated with performing administrative, finance and compliance functions, and the compensation of the Company's chief financial officer and chief compliance officer and their respective staffs.

          The Company, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant the Company, the Investment Adviser and the Administrator, a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance".

          The Company has adopted a formal code of ethics that governs the conduct of their respective officers and directors. These officers and directors also remain subject to the duties imposed by the 1940 Act, the Delaware General Corporation Law and the Delaware Limited Liability Company Act.

          The Investment Adviser and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with the Company's investment mandates. The Investment Adviser and its affiliates may determine that an investment is appropriate for the Company or for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that the Company should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff and consistent with the Investment Adviser's allocation procedures.

          Concurrently with the IPO, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in the Concurrent Private Placement.

Note 7. Borrowings

          Holdings Credit Facility — On December 18, 2014 the Company entered into the Second Amended and Restated Loan and Security Agreement (the "Holdings Credit Facility"), among the Company, as the Collateral Manager, NMF Holdings as the Borrower, Wells Fargo Securities, LLC as the Administrative Agent and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian, which is structured as a revolving credit facility and matures on December 18, 2019.

          Immediately prior to amending the Holdings Credit Facility, NMF SLF merged with and into NMF Holdings. The Holdings Credit Facility effectively amended and restated the Predecessor

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 7. Borrowings (Continued)

Holdings Credit Facility (as defined below), merged with the SLF Credit Facility (as defined below), and combined the amount of borrowings previously available.

          The maximum amount of revolving borrowings available under the Holdings Credit Facility is $495,000, which is the aggregate of the $280,000 previously available under the Predecessor Holdings Credit Facility (as defined below) and the $215,000 previously available under the SLF Credit Facility (as defined below). Under the Holdings Credit Facility, NMF Holdings is permitted to borrow up to 25.0%, 45.0% or 70.0% of the purchase price of pledged assets, subject to approval by Wells Fargo Securities, LLC. The Holdings Credit Facility is non-recourse to the Company and is collateralized by all of the investments of NMF Holdings on an investment by investment basis. All fees associated with the origination or upsizing of the Holdings Credit Facility are capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the Holdings Credit Facility. The Holdings Credit Facility contains certain customary affirmative and negative covenants and events of default. In addition, the Holdings Credit Facility requires the Company to maintain a minimum asset coverage ratio. The covenants are generally not tied to mark to market fluctuations in the prices of NMF Holdings investments, but rather to the performance of the underlying portfolio companies.

          Effective January 1, 2016, the Holdings Credit Facility bears interest at a rate of the London Interbank Offered Rate ("LIBOR") plus 1.75% per annum for Broadly Syndicated Loans (as defined in the Loan and Security Agreement) and LIBOR plus 2.50% per annum for all other investments. Previously, the Holdings Credit Facility bore interest at a rate of the LIBOR plus 2.00% per annum for Broadly Syndicated Loans (as defined in the Loan and Security Agreement) and LIBOR plus 2.75% per annum for all other investments. The Holdings Credit Facility also charges a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the Holdings Credit Facility for the three and six months ended June 30, 2016 and June 30, 2015.

	Three Months Ended		Six Months Ended

	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015

Interest expense	$2,351	$2,458	$4,994	$5,351
Non-usage fee	$183	$151	$308	$207
Amortization of financing costs	$401	$402	$803	$799
Weighted average interest rate	2.7%	2.6%	2.7%	2.6%
Effective interest rate	3.4%	3.2%	3.3%	3.1%
Average debt outstanding	$348,039	$374,180	$371,374	$411,631

          As of June 30, 2016 and December 31, 2015, the outstanding balance on the Holdings Credit Facility was $348,013 and $419,313, respectively, and NMF Holdings was in compliance with the applicable covenants in the Holdings Credit Facility on such dates.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 7. Borrowings (Continued)

          Prior to December 18, 2014, the Loan and Security Agreement, as amended and restated, dated May 19, 2011 (the "Predecessor Holdings Credit Facility") among NMF Holdings as the Borrower and Collateral Administrator, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, was structured as a revolving credit facility and would mature on October 27, 2016. NMF Holdings became a party to the Predecessor Holdings Credit Facility upon the IPO of NMFC. The Predecessor Holdings Credit Facility amended and restated the credit facility of the Predecessor Entities (the "Predecessor Credit Facility").

          The maximum amount of revolving borrowings available under the Predecessor Holdings Credit Facility was $280,000. Until December 18, 2014, NMF Holdings was permitted to borrow up to 45.0% or 25.0% of the purchase price of pledged first lien or non-first lien debt securities, and up to 70.0% and 45.0% of the purchase price of specified first lien debt securities and specified non-first lien debt securities, respectively, subject to approval by Wells Fargo Bank, National Association. The Predecessor Holdings Credit Facility was amended and restated on May 6, 2014 and as a result, it was non-recourse to the Company and was collateralized by all of the investments of NMF Holdings on an investment by investment basis. All fees associated with the origination or upsizing of the Predecessor Holdings Credit Facility were capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the Predecessor Holdings Credit Facility. The Predecessor Holdings Credit Facility contained certain customary affirmative and negative covenants and events of default, including the occurrence of a change in control. In addition, the Predecessor Holdings Credit Facility required the Company to maintain a minimum asset coverage ratio. However, the covenants were generally not tied to mark to market fluctuations in the prices of NMF Holdings' investments, but rather to the performance of the underlying portfolio companies.

          The Predecessor Holdings Credit Facility bore interest at a rate of LIBOR plus 2.75% per annum and charged a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

          NMF SLF's Loan and Security Agreement, as amended and restated, dated October 27, 2010 (the "SLF Credit Facility") among NMF SLF as the Borrower, NMF Holdings as the Collateral Administrator, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, was structured as a revolving credit facility and was set to mature on October 27, 2016. The maximum amount of revolving borrowings available under the SLF Credit Facility was $215,000. The SLF Credit Facility was non-recourse to the Company and secured by all assets of NMF SLF on an investment by investment basis. All fees associated with the origination or upsizing of the SLF Credit Facility were capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the SLF Credit Facility. The SLF Credit Facility contained certain customary affirmative and negative covenants and events of default, including the occurrence of a change in control. The covenants were generally not tied to mark to market fluctuations in the prices of NMF SLF's investments, but rather to the performance of the underlying portfolio

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 7. Borrowings (Continued)

companies. NMF SLF was not restricted from the purchase or sale of loans with an affiliate. Therefore, specified loans could be moved as collateral between the Holdings Credit Facility and the SLF Credit Facility. The SLF Credit Facility merged with the Holdings Credit Facility on December 18, 2014.

          Until December 18, 2014, the SLF Credit Facility permitted borrowings of up to 70.0% of the purchase price of pledged first lien debt securities and up to 25.0% of the purchase price of specified second lien loans, of which, up to 25.0% of the aggregate outstanding loan balance of all pledged debt securities in the SLF Credit Facility was allowed to be derived from second lien loans, subject to approval by Wells Fargo Bank, National Association.

          The SLF Credit Facility bore interest at a rate of LIBOR plus 2.00% per annum for first lien loans and LIBOR plus 2.75% per annum for second lien loans, respectively. A non-usage fee was paid, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

          NMFC Credit Facility — The Senior Secured Revolving Credit Agreement, as amended, dated June 4, 2014 (together with the related guarantee and security agreement, the "NMFC Credit Facility"), among the Company as the Borrower, Goldman Sachs Bank USA as the Administrative Agent and Collateral Agent, and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust as Lenders, is structured as a senior secured revolving credit facility and matures on June 4, 2019. The NMFC Credit Facility is guaranteed by certain domestic subsidiaries of the Company and proceeds from the NMFC Credit Facility may be used for general corporate purposes, including the funding of portfolio investments.

          As of June 30, 2016, the maximum amount of revolving borrowings available under the NMFC Credit Facility was $122,500. The Company is permitted to borrow at various advance rates depending on the type of portfolio investment as outlined in the Senior Secured Revolving Credit Agreement. All fees associated with the origination of the NMFC Credit Facility are capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the NMFC Credit Facility. The NMFC Credit Facility contains certain customary affirmative and negative covenants and events of default, including certain financial covenants related to asset coverage and liquidity and other maintenance covenants.

          The NMFC Credit Facility generally bears interest at a rate of LIBOR plus 2.50% per annum or the prime rate plus 1.50% per annum, and charges a commitment fee, based on the unused facility amount multiplied by 0.375% per annum (as defined in the Senior Secured Revolving Credit Agreement).

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 7. Borrowings (Continued)

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the NMFC Credit Facility for the three and six months ended June 30, 2016 and June 30, 2015.

	Three Months Ended		Six Months Ended

	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015

Interest expense	$541	$454	$1,227	$666
Non-usage fee	$43	$13	$46	$59
Amortization of financing costs	$92	$121	$181	$182
Weighted average interest rate	2.9%	2.7%	2.9%	2.7%
Effective interest rate	3.7%	3.5%	3.5%	3.7%
Average debt outstanding	$72,736	$67,108	$82,783	$49,507

          As of June 30, 2016 and December 31, 2015, the outstanding balance on the NMFC Credit Facility was $87,000 and $90,000, respectively, and NMFC was in compliance with the applicable covenants in the NMFC Credit Facility on such dates.

          Convertible Notes — On June 3, 2014, the Company closed a private offering of $115,000 aggregate principal amount of senior unsecured convertible notes (the "Convertible Notes"), pursuant to an indenture, dated June 3, 2014 (the "Indenture"). The Convertible Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of the first anniversary, June 3, 2015, of the Convertible Notes, the restrictions under Rule 144A under the Securities Act of 1933 were removed, allowing the Convertible Notes to be eligible and freely tradable without restrictions for resale pursuant to Rule 144(b)(1) under the Securities Act of 1933. The Convertible Notes bear interest at an annual rate of 5.0%, payable semi-annually in arrears on June 15 and December 15 of each year, which commenced on December 15, 2014. The Convertible Notes will mature on June 15, 2019 unless earlier converted or repurchased at the holder's option.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 7. Borrowings (Continued)

          The following table summarizes certain key terms related to the convertible features of the Company's Convertible Notes as of June 30, 2016.

June 30, 2016

Initial conversion premium	12.5%
Initial conversion rate(1)	62.7746
Initial conversion price	$15.93
Conversion premium at June 30, 2016	11.7%
Conversion rate at June 30, 2016(1)(2)	63.2794
Conversion price at June 30, 2016(2)(3)	$15.80
Last conversion price calculation date	June 3, 2016

(1)
Conversion rates denominated in shares of common stock per $1 principal amount of the Convertible Notes converted.

(2)
Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)
The conversion price in effect at June 30, 2016 was calculated on the last anniversary of the issuance and will be calculated again on the next anniversary, unless the exercise price shall have changed by more than 1.0% before the anniversary.

          The conversion rate will be subject to adjustment upon certain events, such as stock splits and combinations, mergers, spin-offs, increases in dividends in excess of $0.34 per share per quarter and certain changes in control. Certain of these adjustments, including adjustments for increases in dividends, are subject to a conversion price floor of $14.16 per share. In no event will the total number of shares of common stock issuable upon conversion exceed 70.6214 per $1 principal amount of the Convertible Notes. The Company has determined that the embedded conversion option in the Convertible Notes is not required to be separately accounted for as a derivative under GAAP.

          The Convertible Notes are senior unsecured obligations and rank senior in right of payment to the Company's existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company's secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries and financing vehicles. As reflected in Note 11, Earnings Per Share, the issuance is considered part of the if-converted method for calculation of diluted earnings per share.

          The Company may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. In addition, if certain corporate events occur in respect of the Company, holders of the Convertible Notes may require the Company to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100.0% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the repurchase date.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 7. Borrowings (Continued)

          The Indenture contains certain covenants, including covenants requiring the Company to provide financial information to the holders of the Convertible Note and the Trustee if the Company ceases to be subject to the reporting requirements of the Exchange Act. These covenants are subject to limitations and exceptions that are described in the Indenture.

          The following table summarizes the interest expense and amortization of financing costs incurred on the Convertible Notes for the three and six months ended June 30, 2016 and June 30, 2015.

	Three Months Ended		Six Months Ended

	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015

Interest expense	$1,437	$1,437	$2,875	$2,875
Amortization of financing costs	$186	$186	$371	$369
Effective interest rate	5.7%	5.7%	5.7%	5.7%

          As of June 30, 2016 and December 31, 2015, the outstanding balance on the Convertible Notes was $115,000 and $115,000, respectively, and NMFC was in compliance with the terms of the Indenture on such dates.

          Unsecured Notes — On May 6, 2016, the Company issued $50,000 in aggregate principal amount of five-year senior unsecured notes that mature on May 15, 2021 (the "Unsecured Notes"), pursuant to a note purchase agreement, dated May 4, 2016 (the "NPA"), to an institutional investor in a private placement. The Unsecured Notes rank pari-passu with the Company's other unsecured indebtedness, including the Company's Convertible Notes. The Unsecured Notes bear interest at an annual rate of 5.313%, payable semi-annually on May 15 and November 15 of each year, starting on November 15, 2016. This interest rate is subject to increase in the event that: (i) subject to certain exceptions, the Unsecured Notes or the Company cease to have an investment grade rating or (ii) the aggregate amount of the Company's unsecured debt falls below $150,000. In each such event, the Company also has the option to offer to prepay the Unsecured Notes at par, in which case holders of the Unsecured Notes who accept the offer would not receive the increased interest rate. In addition, the Company is obligated to offer to prepay the Unsecured Notes at par if the Investment Adviser, or an affiliate thereof, ceases to be the Company's investment adviser or if certain change in control events occur with respect to the Investment Adviser.

          The NPA contains customary terms and conditions for senior unsecured notes issued in a private placement, including, without limitation, an option to offer to prepay all or a portion of the Unsecured Notes at par (plus a make-whole amount, if applicable), affirmative and negative covenants such as information reporting, maintenance of the Company's status as a BDC under the 1940 Act and a RIC under the Internal Revenue Code, minimum stockholders' equity, minimum asset coverage ratio, and prohibitions on certain fundamental changes at the Company or any subsidiary guarantor, as well as customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default under other indebtedness of the Company or certain significant

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 7. Borrowings (Continued)

subsidiaries, certain judgments and orders, and certain events of bankruptcy. As of June 30, 2016, the outstanding balance on the Unsecured Notes was $50,000 and the Company was in compliance with the terms of the NPA.

          Interest expense incurred on the Unsecured Notes for the three and six months ended June 30, 2016 was $406 and $406, respectively. Amortization of financing costs incurred on the Unsecured Notes for the three and six months ended June 30, 2016 was $37 and $37, respectively. The effective interest rate for the three and six months ended June 30, 2016 was 5.8% and 5.8%, respectively.

          SBA-guaranteed debentures — On August 1, 2014, SBIC LP received an SBIC license from the SBA.

          The SBIC license allows SBIC LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse to the Company, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with ten year maturities. The SBA, as a creditor, will have a superior claim to the assets of SBIC LP over the Company's stockholders in the event SBIC LP is liquidated or the SBA exercises remedies upon an event of default.

          The maximum amount of borrowings available under current SBA regulations is $150,000 as long as the licensee has at least $75,000 in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing.

          As of June 30, 2016 and December 31, 2015, SBIC LP had regulatory capital of approximately $72,402 and $72,402, respectively, and SBA-guaranteed debentures outstanding of $121,745 and $117,745, respectively. The SBA-guaranteed debentures incur upfront fees of 3.425%, which consists of a 1.00% commitment fee and a 2.425% issuance discount, which are amortized over the

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 7. Borrowings (Continued)

life of the SBA-guaranteed debentures. The following table summarizes the Company's SBA-guaranteed debentures as of June 30, 2016.

Issuance Date	Maturity Date	Debenture Amount	Interest Rate	SBA Annual Charge

Fixed SBA-guaranteed debentures:
March 25, 2015	March 1, 2025	$37,500	2.517%	0.355%
September 23, 2015	September 1, 2025	37,500	2.829%	0.355%
September 23, 2015	September 1, 2025	28,795	2.829%	0.742%
March 23, 2016	March 1, 2026	13,950	2.507%	0.742%
Interim SBA-guaranteed debentures:
	September 1, 2026(1)	1,000	0.950%	0.742%
	September 1, 2026(1)	3,000	0.907%	0.742%

Total SBA-guaranteed debentures		$121,745

(1)
Estimated maturity date as interim SBA-guaranteed debentures are expected to pool in September 2016.

          Prior to pooling, the SBA-guaranteed debentures bear interest at an interim floating rate of LIBOR plus 0.30%. Once pooled, which occurs in March and September each year, the SBA-guaranteed debentures bear interest at a fixed rate that is set to the current 10-year treasury rate plus a spread at each pooling date.

          The following table summarizes the interest expense and amortization of financing costs incurred on the SBA-guaranteed debentures for the three and six months ended June 30, 2016 and June 30, 2015.

	Three Months Ended		Six Months Ended

	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015

Interest expense	$937	$293	$1,820	$393
Amortization of financing costs	$99	$39	$197	$70
Weighted average interest rate	3.2%	2.5%	3.1%	1.9%
Effective interest rate	3.5%	2.8%	3.4%	2.2%
Average debt outstanding	$117,998	$47,115	$117,871	$42,334

          The SBIC program is designed to stimulate the flow of private investor capital into eligible small businesses, as defined by the SBA. Under SBA regulations, SBIC LP is subject to regulatory requirements, including making investments in SBA-eligible businesses, investing at least 25.0% of its investment capital in eligible smaller businesses, as defined under the 1958 Act, placing certain limitations on the financing terms of investments, regulating the types of financing, prohibiting investments in small businesses with certain characteristics or in certain industries and requiring capitalization thresholds that limit distributions to the Company. SBIC LP is subject to an annual

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 7. Borrowings (Continued)

periodic examination by an SBA examiner to determine SBIC LP's compliance with the relevant SBA regulations and an annual financial audit of its financial statements that are prepared on a basis of accounting other than GAAP (such as ASC 820) by an independent auditor. As of June 30, 2016 and December 31, 2015, SBIC LP was in compliance with SBA regulatory requirements.

          Leverage risk factors — The Company utilizes and may utilize leverage to the maximum extent permitted by the law for investment and other general business purposes. The Company's lenders will have fixed dollar claims on certain assets that are superior to the claims of the Company's common stockholders, and the Company would expect such lenders to seek recovery against these assets in the event of a default. The use of leverage also magnifies the potential for gain or loss on amounts invested. Leverage may magnify interest rate risk (particularly on the Company's fixed-rate investments), which is the risk that the prices of portfolio investments will fall or rise if market interest rates for those types of securities rise or fall. As a result, leverage may cause greater changes in the Company's net asset value. Similarly, leverage may cause a sharper decline in the Company's income than if the Company had not borrowed. Such a decline could negatively affect the Company's ability to make dividend payments to its stockholders. Leverage is generally considered a speculative investment technique. The Company's ability to service any debt incurred will depend largely on financial performance and will be subject to prevailing economic conditions and competitive pressures.

Note 8. Regulation

          The Company has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. In order to continue to qualify and be subject to tax as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90.0% of investment company taxable income, as defined by the Code, for each year. The Company, among other things, intends to make and will continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal, state, and local income taxes (excluding excise taxes which may be imposed under the Code).

          Additionally as a BDC, the Company must not acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70.0% of its total assets are qualifying assets (with certain limited exceptions).

Note 9. Commitments and Contingencies

          In the normal course of business, the Company may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Company may also enter into future funding commitments such as revolving credit facilities, bridge financing commitments or delayed draw commitments. As of June 30, 2016, the Company had unfunded commitments on revolving credit facilities of $9,057, no outstanding bridge financing commitments and other future funding commitments of $4,695. As of December 31, 2015, the Company had

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 9. Commitments and Contingencies (Continued)

unfunded commitments on revolving credit facilities of $17,576, no outstanding bridge financing commitments and other future funding commitments of $8,678. The unfunded commitments on revolving credit facilities and delayed draws are disclosed on the Company's respective Consolidated Schedules of Investments.

          The Company also has revolving borrowings available under the Holdings Credit Facility and the NMFC Credit Facility as of June 30, 2016 and December 31, 2015. See Note 7, Borrowings, for details.

          The Company may from time to time enter into financing commitment letters. As of June 30, 2016 and December 31, 2015, the Company had commitment letters to purchase debt investments in an aggregate par amount of $25,000 and $0, respectively, which could require funding in the future.

          As of June 30, 2016 and December 31, 2015, the Company had unfunded commitments related to an equity investment in SLP II of $51,610 and $0, respectively, which may be funded at the Company's discretion.

Note 10. Net Assets

          The table below illustrates the effect of certain transactions on the net asset accounts of the Company:

	Common Stock		Treasury Stock	Paid in Capital in	Accumulated Undistributed Net Investment	Accumulated Undistributed Net Realized	Net Unrealized (Depreciation)	Total

	Shares	Par Amount	at Cost	Excess of Par	Income	Gains (Losses)	Appreciation	Net Assets

Balance at December 31, 2015	64,005,387	$640	$—	$899,713	$4,164	$1,342	$(68,951)	$836,908
Issuances of common stock	—	—	—	—	—	—	—	—
Repurchases of common stock	(248,499)	—	(2,948)	—	—	—	—	(2,948)
Deferred offering costs	—	—	—	38	—	—	—	38
Dividends declared	—	—	—	—	(43,417)	—	—	(43,417)
Net increase (decrease) in net assets resulting from operations	—	—	—	—	43,399	1,041	8,304	52,744

Balance at June 30, 2016	63,756,888	$640	$(2,948)	$899,751	$4,146	$2,383	$(60,647)	$843,325

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 11. Earnings Per Share

          The following information sets forth the computation of basic and diluted net increase in the Company's net assets per share resulting from operations for the three and six months ended June 30, 2016 and June 30, 2015:

	Three Months Ended		Six Months Ended

	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015

Earnings per share — basic
Numerator for basic earnings per share:	$44,693	$20,264	$52,744	$43,178
Denominator for basic weighted average share:	63,839,920	58,076,552	63,887,036	58,037,868

Basic earnings per share:	$0.70	$0.35	$0.83	$0.74

Earnings per share — diluted(1)
Numerator for increase in net assets per share	$44,693	$20,264	$52,744	$43,178
Adjustment for interest on Convertible Notes and incentive fees, net	1,150	1,150	2,300	2,300

Numerator for diluted earnings per share:	$45,843	$21,414	$55,044	$45,478
Denominator for basic weighted average share	63,839,920	58,076,552	63,887,036	58,037,868
Adjustment for dilutive effect of Convertible Notes	7,277,131	7,236,945	7,277,131	7,228,063

Denominator for diluted weighted average share	71,117,051	65,313,497	71,164,167	65,265,931

Diluted earnings per share	$0.64	$0.33	$0.77	$0.70

(1)
In applying the if-converted method, conversion is not assumed for purposes of computing diluted earnings per share if the effect would be anti-dilutive.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 12. Financial Highlights

          The following information sets forth the Company's financial highlights for the six months ended June 30, 2016 and June 30, 2015.

	Six Months Ended

	June 30, 2016	June 30, 2015

Per share data(1):
Net asset value, January 1, 2016 and January 1, 2015, respectively	$13.08	$13.83
Net investment income	0.68	0.68
Net realized and unrealized gains (losses)	0.15	0.07

Total net increase	0.83	0.75
Dividends declared to stockholders from net investment income	(0.68)	(0.68)

Net asset value, June 30, 2016 and June 30, 2015, respectively	$13.23	$13.90

Per share market value, June 30, 2016 and June 30, 2015, respectively	$12.90	$14.49

Total return based on market value(2)	4.36%	1.58%
Total return based on net asset value(3)	6.50%	5.48%
Shares outstanding at end of period	63,756,888	58,161,821
Average weighted shares outstanding for the period	63,887,036	58,037,868
Average net assets for the period	$832,668	$807,394
Ratio to average net assets:
Net investment income	10.48%	9.82%
Total expenses, before waivers/reimbursements	10.14%	9.53%
Total expenses, net of waivers/reimbursements	9.44%	8.77%
Average debt outstanding — Holdings Credit Facility	$371,374	$411,631
Average debt outstanding — SBA-guaranteed debentures	117,871	42,334
Average debt outstanding — Convertible Notes	115,000	115,000
Average debt outstanding — NMFC Credit Facility	82,783	49,507
Average debt outstanding — Unsecured Notes(4)	50,000	—
Asset coverage ratio(5)	240.55%	257.61%
Portfolio turnover	10.97%	14.01%

(1)
Per share data is based on weighted average shares outstanding for the respective period (except for dividends declared to stockholders which is based on actual rate per share).

(2)
Total return is calculated assuming a purchase of common stock at the opening of the first day of the year and a sale on the closing of the last business day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Company's dividend reinvestment plan.

(3)
Total return is calculated assuming a purchase at net asset value on the opening of the first day of the year and a sale at net asset value on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 12. Financial Highlights (Continued)

(4)
For the six months ended June 30, 2016, average debt outstanding represents the period from May 6, 2016 (issuance of the Unsecured Notes) to June 30, 2016.

(5)
On November 5, 2014, the Company received exemptive relief from the SEC allowing the Company to modify the asset coverage requirement to exclude the SBA-guaranteed debentures from this calculation.

Note 13. Recent Accounting Standards Updates

          In August 2014, the FASB issued Accounting Standards Update No. 2014-15, Presentation of Financial Statements — Going Concern Subtopic 205-40 — Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern ("ASU 2014-15"). ASU 2014-15 will explicitly require management to assess an entity's ability to continue as a going concern, and to provide related footnote disclosure in certain circumstances. The new standard will be effective for all entities in the first annual period ending after December 15, 2016. Earlier adoption is permitted. The adoption of ASU 2014-15 is not expected to have a material impact on the Company's consolidated financial statements and disclosures.

          In February 2015, the FASB issued Accounting Standards Update No. 2015-02, Consolidation Topic 810 — Amendments to the Consolidation Analysis ("ASU 2015-02"), which modifies the consolidation analysis in determining if limited partnerships or similar type entities fall under the variable interest model or voting interest model, particularly those that have fee arrangements and related party relationships. ASU 2015-02 was effective for all public entities for interim and annual reporting periods beginning after December 15, 2015. Earlier adoption is permitted. On January 1, 2016, the Company adopted ASU 2015-02. The adoption did not have an impact on the Company's consolidated financial statements and disclosures.

          In April 2015, the FASB issued Accounting Standards Update No. 2015-03, Interest — Imputation of Interest Subtopic 835-30 — Simplifying the Presentation of Debt Issuance Costs ("ASU 2015-03"), which changes the presentation of debt issuance costs in financial statements. Under ASU 2015-03, an entity presents such costs on the statement of assets and liabilities as a direct deduction from the related debt liability rather than as an asset. Amortization of the costs is reported as interest expense. The new standard was effective for all public entities for interim and annual reporting periods beginning after December 15, 2015. Earlier adoption is permitted. On January 1, 2016, the Company adopted ASU 2015-03. Upon adoption, the Company revised its presentation of deferred financing costs from an asset to a liability, which is a direct deduction to its debt on the Consolidated Statements of Assets and Liabilities. In addition, the Company retrospectively revised its presentation of $13,992 of deferred financing costs that were previously presented as an asset as of December 31, 2015, which resulted in a decrease to total assets and total liabilities as of December 31, 2015.

          In January 2016, the FASB issued Accounting Standards Update No. 2016-01, Financial Instruments — Overall Subtopic 825-10 — Recognition and Measurement of Financial Assets and Financial Liabilities ("ASU 2016-01"). ASU 2016-01 amends certain aspects of recognition, measurement, presentation and disclosure of financial assets and liabilities. ASU 2016-01 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2016

(in thousands, except share data)

(unaudited)

Note 13. Recent Accounting Standards Updates (Continued)

interim periods within those fiscal years. The new guidance must be applied by means of a cumulative-effect adjustment to the balance sheet as of the beginning of the fiscal year of adoption. The amendments related to equity securities without readily determinable fair values (including disclosure requirements) should be applied prospectively to equity investments that exist as of the date of adoption of ASU 2016-01. The Company is in the process of evaluating the impact that this guidance will have on the Company's consolidated financial statements and disclosures.

Note 14. Subsequent Events

          On August 2, 2016, the Company's board of directors declared a third quarter 2016 distribution of $0.34 per share payable on September 30, 2016 to holders of record as of September 16, 2016.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
New Mountain Finance Corporation
New York, New York

          We have reviewed the accompanying consolidated statement of assets and liabilities of New Mountain Finance Corporation and subsidiaries, including the consolidated schedule of investments, as of June 30, 2016, and the related consolidated statements of operations for the three and six month periods ended June 30, 2016 and 2015, and changes in net assets, and cash flows for the six month periods ended June 30, 2016 and 2015. These interim financial statements are the responsibility of the management of New Mountain Finance Corporation.

          We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

          Based on our reviews, we are not aware of any material modifications that should be made to such interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

          We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of assets and liabilities of New Mountain Finance Corporation and subsidiaries as of December 31, 2015, and the related statements of operations, changes in net assets, and cash flows for the year then ended (not presented herein); and in our report dated February 29, 2016, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying consolidated statement of assets and liabilities as of December 31, 2015, is fairly stated, in all material respects, in relation to the consolidated statement of assets and liabilities from which it has been derived.

/s/ DELOITTE & TOUCHE LLP

August 3, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
New Mountain Finance Corporation and subsidiaries
New York, New York

          We have audited the accompanying consolidated statements of assets and liabilities of New Mountain Finance Corporation and subsidiaries (the "Company"), including the consolidated schedules of investments, as of December 31, 2015 and 2014, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2015 and the consolidated financial highlights for the period from May 19, 2011 (commencement of operations) to December 31, 2011 and for the years ended December 31, 2015, 2014, 2013 and 2012. These financial statements and financial highlights are the responsibility of the management of the Company. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of New Mountain Finance Corporation and subsidiaries as of December 31, 2015 and 2014, and the results of their operations, changes in their net assets, and their cash flows for each of the three years in the period ended December 31, 2015 and the financial highlights for the period from May 19, 2011 (commencement of operations) to December 31, 2011 and for the years ended December 31, 2015, 2014, 2013 and 2012 in conformity with accounting principles generally accepted in the United States of America.

          We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the Company's internal control over financial reporting as of December 31, 2015, based on the criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated February, 29, 2016, expressed an unqualified opinion on the Company's internal control over financial reporting.

/s/ DELOITTE & TOUCHE LLP

New York, New York
February 29, 2016

New Mountain Finance Corporation

Consolidated Statements of Assets and Liabilities

(in thousands, except shares and per share data)

	December 31, 2015	December 31, 2014

Assets
Investments at fair value
Non-controlled/non-affiliated investments (cost of $1,438,415 and $1,422,891, respectively)	$1,377,515	$1,402,210
Non-controlled/affiliated investments (cost $89,047 and $23,000, respectively)	87,287	22,461
Controlled investments (cost of $41,254 and $0, respectively)	47,422	—

Total investments at fair value (cost $1,568,716 and $1,445,891, respectively)	1,512,224	1,424,671
Securities purchased under collateralized agreements to resell (cost of $30,000 and $30,000, respectively)	29,704	30,000
Cash and cash equivalents	30,102	23,445
Deferred financing costs (net of accumulated amortization of $8,822 and $5,867, respectively)	13,992	14,052
Interest and dividend receivable	13,832	11,744
Receivable from affiliates	360	490
Receivable from unsettled securities sold	—	8,912
Other assets	1,924	1,606

Total assets	$1,602,138	$1,514,920

Liabilities
Holdings Credit Facility	$419,313	$468,108
SBA-guaranteed debentures	117,745	37,500
Convertible Notes	115,000	115,000
NMFC Credit Facility	90,000	50,000
Incentive fee payable	5,622	4,803
Management fee payable	5,466	5,144
Payable for unsettled securities purchased	5,441	26,460
Interest payable	2,343	1,352
Deferred tax liability	1,676	493
Payable to affiliates	564	822
Other liabilities	2,060	3,068

Total liabilities	765,230	712,750
Commitments and contingencies (See Note 9)
Net assets
Preferred stock, par value $0.01 per share, 2,000,000 shares authorized, none issued	—	—
Common stock, par value $0.01 per share, 100,000,000 shares authorized, and 64,005,387 and 57,997,890 shares issued and outstanding, respectively	640	580
Paid in capital in excess of par	899,713	817,129
Accumulated undistributed net investment income	4,164	2,530
Accumulated undistributed net realized gains on investments	1,342	14,131
Net unrealized (depreciation) appreciation (net of provision for taxes of $1,676 and $493, respectively)	(68,951)	(32,200)

Total net assets	$836,908	$802,170

Total liabilities and net assets	$1,602,138	$1,514,920

Number of shares outstanding	64,005,387	57,997,890
Net asset value per share	$13.08	$13.83

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Statements of Operations

(in thousands, except shares and per share data)

	Years Ended December 31,

	2015	2014	2013

Investment income(1)
From non-controlled/non-affiliated investments:
Interest income	$132,665	$85,123	$—
Dividend income	(407)	1,243	—
Other income	5,996	4,023	—
From non-controlled/affiliated investments:
Interest income	5,402	—	—
Dividend income	3,619	1,066	—
Other income	1,965	468	—
From controlled investments:
Interest income	2,007	—	—
Dividend income	2,559	—	—
Other income	49	—	—
Investment income allocated from New Mountain Finance Holdings, L.L.C.(2)
Interest income	—	40,515	84,925
Dividend income	—	2,368	3,567
Other income	—	795	2,384

Total investment income	153,855	135,601	90,876

Expenses
Incentive fee(1)	20,591	12,070	—
Capital gains incentive fee(1)	—	(8,573)	—

Total incentive fees(1)	20,591	3,497	—
Management fee(1)	25,858	13,593	—
Interest and other financing expenses(1)	23,374	13,269	—
Professional fees(1)	3,214	2,390	—
Administrative expenses(1)	2,450	1,470	—
Other general and administrative expenses(1)	1,665	1,138	—
Net expenses allocated from New Mountain Finance Holdings, L.L.C.(2)	—	20,808	40,355

Total expenses	77,152	56,165	40,355
Less: management fee waived (see Note 5)(1)	(5,219)	(686)	—
Less: expenses waived and reimbursed (see Note 5)(1)	(733)	(380)	—

Net expenses	71,200	55,099	40,355

Net investment income before income taxes	82,655	80,502	50,521
Income tax expense(1)	160	436	—

Net investment income	82,495	80,066	50,521
Net realized (losses) gains:
Non-controlled/non-affiliated investments(1)	(12,789)	357	—
Investments allocated from New Mountain Finance Holdings, L.L.C.(2)	—	8,568	5,427
Net change in unrealized (depreciation) appreciation:
Non-controlled/non-affiliated investments(1)	(40,807)	(43,324)	—
Non-controlled/affiliated investments(1)	(633)	(539)	—
Controlled investments(1)	6,168	—	—
Securities purchased under collateralized agreements to resell(1)	(296)	—	—
Investments allocated from New Mountain Finance Holdings, L.L.C.(2)	—	940	6,016
Investment in New Mountain Finance Holdings, L.L.C.(2)	—	—	(44)
Provision for taxes(1)	(1,183)	(493)	—

Net realized and unrealized (losses) gains	(49,540)	(34,491)	11,399

Net increase in net assets resulting from operations	$32,955	$45,575	$61,920

Basic earnings per share	$0.55	$0.88	$1.76
Weighted average shares of common stock outstanding — basic (See Note 12)	59,715,290	51,846,164	35,092,722
Diluted earnings per share	$0.55	$0.86	$1.76
Weighted average shares of common stock outstanding — diluted (See Note 12)	66,968,089	56,157,835	35,092,722
Dividends declared and paid per share	$1.36	$1.48	$1.48

(1)
For the year ended December 31, 2014, the amounts reported relate to the period from May 8, 2014 to December 31, 2014.

(2)
For the year ended December 31, 2014, the amounts reported relate to the period from January 1, 2014 to May 7, 2014.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Statements of Changes in Net Assets

(in thousands, except share data)

	Years Ended December 31,

	2015	2014	2013

Increase (decrease) in net assets resulting from operations:
Net investment income(1)	$82,495	$57,196	$—
Net investment income allocated from New Mountain Finance Holdings, L.L.C.(2)	—	22,870	50,521
Net realized (losses) gains on investments(1)	(12,789)	357	—
Net realized gains on investments allocated from New Mountain Finance Holdings, L.L.C.(2)	—	8,568	5,427
Net change in unrealized (depreciation) appreciation of investments(1)	(35,272)	(43,863)	—
Net change in unrealized (depreciation) appreciation of securities purchased under collateralized agreements to resell(1)	(296)	—	—
Net change in unrealized appreciation (depreciation) of investments allocated from New Mountain Finance Holdings, L.L.C.(2)	—	940	6,016
Net change in unrealized (depreciation) appreciation of investment in New Mountain Finance Holdings, L.L.C.(2)	—	—	(44)
Provision for taxes(1)	(1,183)	(493)	—

Net increase in net assets resulting from operations	32,955	45,575	61,920
Capital transactions
Net proceeds from shares sold	79,415	141,157	100,040
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.(2)	—	(250)	(281)
Deferred offering costs(1)	(285)	(476)	—
Value of shares issued for exchanged units	—	38,840	193,262
Dividends declared to stockholders from net investment income	(81,002)	(71,365)	(50,521)
Dividends declared to stockholders from net realized gains	—	(6,247)	(1,323)
Reinvestment of dividends	3,655	4,829	5,084

Total net increase in net assets resulting from capital transactions	1,783	106,488	246,261

Net increase in net assets	34,738	152,063	308,181
Net assets at the beginning of the period	802,170	650,107	341,926

Net assets at the end of the period(3)	$836,908	$802,170	$650,107

Capital share activity
Shares sold	5,750,000	9,775,000	7,000,000
Shares issued for exchanged units	—	2,671,938	13,550,000
Shares issued from reinvestment of dividends	257,497	326,197	348,504

Net increase in shares outstanding	6,007,497	12,773,135	20,898,504

(1)
For the year ended December 31, 2014, the amounts reported relate to the period from May 8, 2014 to December 31, 2014.

(2)
For the year ended December 31, 2014, the amounts reported relate to the period from January 1, 2014 to May 7, 2014.

(3)
For the years ended December 31, 2015, December 31, 2014 and December 31, 2013, includes accumulated undistributed net investment income of $4,164, $2,530 and $0, respectively.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Statements of Cash Flows

(in thousands)

	Years Ended December 31,

	2015	2014	2013

Cash flows from operating activities
Net increase in net assets resulting from operations	$32,955	$45,575	$61,920
Adjustments to reconcile net (increase) decrease in net assets resulting from operations to net cash (used in) provided by operating activities:
Net investment income allocated from New Mountain Finance Holdings, L.L.C.(2)	—	(22,870)	(50,521)
Net realized losses (gains) on investments(1)	12,789	(357)	—
Net realized gains on investments allocated from New Mountain Finance Holdings, L.L.C.(2)	—	(8,568)	(5,427)
Net change in unrealized depreciation (appreciation) of investments(1)	35,272	43,863	—
Net change in unrealized depreciation (appreciation) of securities purchased under collateralized agreements to resell	296	—	—
Net change in unrealized (appreciation) depreciation of investments allocated from New Mountain Finance Holdings, L.L.C.(2)	—	(940)	(6,016)
Net change in unrealized depreciation (appreciation) in New Mountain Finance Holdings, L.L.C.(2)	—	—	44
Amortization of purchase discount(1)	(2,511)	(1,721)	—
Amortization of deferred financing costs(1)	2,955	1,713	—
Non-cash investment income(1)	(5,978)	(3,479)	—
(Increase) decrease in operating assets:
Cash and cash equivalents from New Mountain Finance Holdings, L.L.C.(3)	—	957	—
Purchase of investments and delayed draw facilities(1)	(609,667)	(529,540)	—
Proceeds from sales and paydowns of investments(1)	483,936	261,747	—
Cash received for purchase of undrawn portion of revolving credit or delayed draw facilities(1)	157	29	—
Cash paid for purchase of drawn portion of revolving credit facilities(1)	(3,227)	(2,548)	—
Cash paid for drawn revolvers(1)	(4,376)	—	—
Cash repayments on drawn revolvers(1)	6,052	380	—
Cash paid for securities purchased under collateralized agreements to resell(1)	—	(30,000)	—
Interest and dividend receivable(1)	(2,088)	(207)	—
Receivable from affiliates(1)	130	(106)	—
Receivable from unsettled securities sold(1)	8,912	(8,912)	—
Other assets(1)	(156)	196	—
Purchase of investment in New Mountain Finance Holdings, L.L.C.(2)	—	(58,644)	(100,040)
Distributions from New Mountain Finance Holdings, L.L.C.(2)	—	15,247	50,165
Increase (decrease) in operating liabilities(1):
Incentive fee payable	819	(1,522)	—
Management fee payable	322	(911)	—
Payable for unsettled securities purchased	(21,019)	17,054	—
Interest payable	991	1,259	—
Deferred tax liability	1,183	493	—
Payable to affiliates	(258)	589	—
Capital gains incentive fee payable	—	(8,573)	—
Other liabilities	(836)	225	—

Net cash flows used in operating activities	(63,347)	(289,571)	(49,875)

Cash flows from financing activities
Net proceeds from shares sold	79,415	141,157	100,040
Dividends paid	(77,347)	(72,783)	(50,165)
Offering costs paid(1)	(325)	(478)	—
Proceeds from Holdings Credit Facility(1)	400,355	384,721	—
Repayment of Holdings Credit Facility(1)	(449,150)	(314,400)	—
Proceeds from SBA-guaranteed debentures(1)	80,245	37,500	—
Proceeds from Convertible Notes(1)	—	115,000	—
Proceeds from NMFC Credit Facility(1)	148,800	72,000	—
Repayment of NMFC Credit Facility(1)	(108,800)	(22,000)	—
Proceeds from SLF Credit Facility(1)	—	21,255	—
Repayment of SLF Credit Facility(1)	—	(37,700)	—
Deferred financing costs paid(1)	(3,189)	(11,256)	—

Net cash flows provided by financing activities	70,004	313,016	49,875

Net increase in cash and cash equivalents	6,657	23,445	—
Cash and cash equivalents at the beginning of the period	23,445	—	—

Cash and cash equivalents at the end of the period	$30,102	$23,445	$—

Supplemental disclosure of cash flow information
Cash interest paid	$18,683	$9,924	$—
Income taxes paid	217	437	—
Non-cash operating activities:
Non-cash activity on investments	$60,652	$—	$—
Non-cash financing activities:
New Mountain Finance AIV Holdings Corporation exchange of New Mountain Finance Holdings, L.L.C. units for shares	$—	$38,840	$193,262
Value of shares issued in connection with dividend reinvestment plan	3,655	4,829	5,084
Accrual for offering costs(1)	638	516	—
Accrual for deferred financing costs(1)	81	375	—
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C(2)	—	(250)	(281)
SLF Credit Facility merger with the Holdings Credit Facility(1)	—	198,555	—

(1)
For the year ended December 31, 2014, the amounts reported relate to the period from May 8, 2014 to December 31, 2014.

(2)
For the year ended December 31, 2014, the amounts reported relate to the period from January 1, 2014 to May 7, 2014.

(3)
Represents the cash and cash equivalent balance of New Mountain Finance Holdings, L.L.C.'s at the date of restructuring. See Note 1, Formation and Business Purpose.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments

December 31, 2015

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(10)	Maturity/Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

Non-Controlled/Non-Affiliated Investments
Funded Debt Investments — Australia
Project Sunshine IV Pty Ltd**
Media	First lien(2)	8.00% (L + 7.00%/M)	9/23/2019	$10,800	$10,752	$10,314	1.23%

Total Funded Debt Investments — Australia				$10,800	$10,752	$10,314	1.23%

Funded Debt Investments — Luxembourg
Pinnacle Holdco S.à.r.l. / Pinnacle (US) Acquisition Co Limited**
Software	Second lien(2)	10.50% (L + 9.25%/Q)	7/30/2020	$24,630	$24,339	$19,581
	Second lien(3)	10.50% (L + 9.25%/Q)	7/30/2020	8,204	8,324	6,522

				32,834	32,663	26,103	3.12%

Total Funded Debt Investments — Luxembourg				$32,834	$32,663	$26,103	3.12%

Funded Debt Investments — Netherlands
Eiger Acquisition B.V. (Eiger Co-Borrower, LLC)**
Software	Second lien(3)	10.13% (L + 9.13%/Q)	2/17/2023	$10,000	$9,303	$9,049	1.08%

Total Funded Debt Investments — Netherlands				$10,000	$9,303	$9,049	1.08%

Funded Debt Investments — United Kingdom
Air Newco LLC**
Software	Second lien(3)	10.50% (L + 9.50%/Q)	1/31/2023	$32,500	$31,736	$31,363	3.75%

Total Funded Debt Investments — United Kingdom				$32,500	$31,736	$31,363	3.75%

Funded Debt Investments — United States
Deltek, Inc.
Software	Second lien(3)	9.50% (L + 8.50%/Q)	6/26/2023	$21,000	$20,972	$20,948
	Second lien(2)	9.50% (L + 8.50%/Q)	6/26/2023	20,000	19,619	19,950

				41,000	40,591	40,898	4.89%

TIBCO Software Inc.
Software	First lien(2)	6.50% (L + 5.50%/M)	12/4/2020	29,775	28,508	27,021
	Subordinated(3)	11.38%/S	12/1/2021	15,000	14,611	12,600

				44,775	43,119	39,621	4.73%

AssuredPartners, Inc.
Business Services	Second lien(2)	10.00% (L + 9.00%/Q)	10/20/2023	20,000	19,212	19,600
	Second lien(3)	10.00% (L + 9.00%/Q)	10/20/2023	20,000	19,212	19,600

				40,000	38,424	39,200	4.68%

Kronos Incorporated
Software	Second lien(2)	9.75% (L + 8.50%/Q)	4/30/2020	32,641	32,443	32,546
	Second lien(3)	9.75% (L + 8.50%/Q)	4/30/2020	5,000	4,961	4,985

				37,641	37,404	37,531	4.48%

Hill International, Inc.
Business Services	First lien(2)	7.75% (L + 6.75%/Q)	9/28/2020	37,056	36,752	36,779	4.39%
ProQuest LLC
Business Services	Second lien(3)	10.00% (L + 9.00%/M)	12/15/2022	35,000	34,302	34,300	4.10%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2015

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(10)	Maturity/Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

Navex Global, Inc.
Software	First lien(4)	5.75% (L + 4.75%/Q)	11/19/2021	$4,610	$4,570	$4,471
	First lien(2)	5.75% (L + 4.75%/Q)	11/19/2021	2,610	2,587	2,531
	Second lien(4)	9.75% (L + 8.75%/Q)	11/18/2022	17,879	17,683	17,343
	Second lien(3)	9.75% (L + 8.75%/Q)	11/18/2022	10,121	10,001	9,817

				35,220	34,841	34,162	4.08%

Ascend Learning, LLC
Education	Second lien(3)	9.50% (L + 8.50%/Q)	11/30/2020	34,727	34,352	33,077	3.95%
CRGT Inc.
Federal Services	First lien(2)	7.50% (L + 6.50%/Q)	12/19/2020	33,261	33,030	32,928	3.93%
Physio-Control International, Inc.
Healthcare Products	Second lien(2)	10.00% (L + 9.00%/Q)	6/5/2023	30,000	29,426	27,451
	Second lien(3)	10.00% (L + 9.00%/Q)	6/5/2023	4,000	3,703	3,660

				34,000	33,129	31,111	3.72%

Valet Waste Holdings, Inc.
Business Services	First lien(2)	8.00% (L + 7.00%/Q)	9/24/2021	29,925	29,564	29,505
	First lien(3)(11) — Drawn	8.00% (L + 7.00%/Q)	9/24/2021	1,500	1,481	1,479

				31,425	31,045	30,984	3.70%

Rocket Software, Inc.
Software	Second lien(2)	10.25% (L + 8.75%/Q)	2/8/2019	30,875	30,781	30,759	3.68%
TASC, Inc.
Federal Services	First lien(2)	7.00% (L + 6.00%/Q)	5/22/2020	28,314	28,001	28,396
	Second lien(3)	12.00%/Q	5/21/2021	2,000	1,964	2,062

				30,314	29,965	30,458	3.64%

Pittsburgh Glass Works, LLC(24)
Manufacturing	First lien(2)	10.13% (L + 9.13%/M)	11/25/2021	30,000	29,852	29,850	3.57%
Integro Parent Inc.
Business Services	First lien(2)	6.75% (L + 5.75%/Q)	10/31/2022	17,370	17,029	16,980
	First lien(2)	6.75% (L + 5.75%/M)	10/31/2022	2,630	2,578	2,570
	Second lien(3)	10.25% (L + 9.25%/Q)	10/30/2023	10,000	9,901	9,625

				30,000	29,508	29,175	3.49%

CompassLearning, Inc.(15)
Education	First lien(2)	8.00% (L + 6.75%/Q)	11/26/2018	30,000	29,531	28,471	3.40%
Ryan, LLC
Business Services	First lien(2)	6.75% (L + 5.75%/M)	8/7/2020	27,300	26,918	26,583	3.18%
McGraw-Hill Global Education Holdings, LLC
Education	First lien(2)(9)	9.75%/S	4/1/2021	24,500	24,378	26,093	3.12%
KeyPoint Government Solutions, Inc.
Federal Services	First lien(2)	7.75% (L + 6.50%/M)	11/13/2017	25,876	25,636	25,747	3.08%
DigiCert Holdings, Inc.
Software	First lien(2)	6.00% (L + 5.00%/Q)	10/21/2021	25,000	24,268	24,375	2.91%
Pelican Products, Inc.
Business Products	Second lien(3)	9.25% (L + 8.25%/Q)	4/9/2021	15,500	15,519	14,764
	Second lien(2)	9.25% (L + 8.25%/Q)	4/9/2021	10,000	10,115	9,524

				25,500	25,634	24,288	2.90%

Confie Seguros Holding II Co.
Consumer Services	Second lien(2)	10.25% (L + 9.00%/M)	5/8/2019	18,886	18,789	18,673
	Second lien(3)	10.25% (L + 9.00%/M)	5/8/2019	5,571	5,648	5,508

				24,457	24,437	24,181	2.89%

AAC Holding Corp.
Education	First lien(2)	8.25% (L + 7.25%/M)	9/30/2020	25,000	24,640	24,110	2.88%
Transtar Holding Company
Distribution & Logistics	Second lien(2)	10.00% (L + 8.75%/Q)	10/9/2019	28,300	27,974	23,630	2.82%
PetVet Care Centers LLC
Consumer Services	Second lien(3)	9.75% (L + 8.75%/Q)	6/17/2021	24,000	23,789	23,149	2.77%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2015

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(10)	Maturity/Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

EN Engineering, L.L.C.
Business Services	First lien(2)	7.00% (L + 6.00%/Q)	6/30/2021	$21,321	$21,121	$20,554
	First lien(2)(11) — Drawn	8.50% (P + 5.00%/Q)	6/30/2021	1,223	1,211	1,179

				22,544	22,332	21,733	2.60%

Aricent Technologies
Business Services	Second lien(2)	9.50% (L + 8.50%/M)	4/14/2022	20,000	19,881	19,133
	Second lien(3)	9.50% (L + 8.50%/M)	4/14/2022	2,550	2,558	2,440

				22,550	22,439	21,573	2.58%

McGraw-Hill School Education Holdings, LLC
Education	First lien(2)	6.25% (L + 5.00%/M)	12/18/2019	21,560	21,408	21,237	2.54%
VetCor Professional Practices LLC
Consumer Services	First lien(4)	7.00% (L + 6.00%/Q)	4/20/2021	19,502	19,324	19,254
	First lien(4)(11) — Drawn	7.00% (L + 6.00%/Q)	4/20/2021	1,753	1,736	1,731

				21,255	21,060	20,985	2.51%

IT'SUGAR LLC
Retail	First lien(4)	10.50% (L + 9.50%/Q)	10/23/2019	21,000	20,215	20,183	2.41%
Weston Solutions, Inc.
Business Services	Subordinated(4)	16.00%/Q	7/3/2019	20,000	20,000	19,430	2.32%
TWDiamondback Holdings Corp.(18)
Diamondback Drugs of Delaware, L.L.C. (TWDiamondback II Holdings LLC)
Distribution & Logistics	First lien(4)	9.75% (L + 8.75%/Q)	11/19/2019	19,895	19,895	19,117	2.28%
Severin Acquisition, LLC
Software	Second lien(4)	9.25% (L + 8.25%/Q)	7/29/2022	15,000	14,857	14,272
	Second lien(4)	9.75% (L + 8.75%/Q)	7/29/2022	4,154	4,113	4,112

				19,154	18,970	18,384	2.20%

First American Payment Systems, L.P.
Business Services	Second lien(2)	10.75% (L + 9.50%/M)	4/12/2019	18,643	18,423	18,362	2.20%
DCA Investment Holding, LLC
Healthcare Services	First lien(2)	6.25% (L + 5.25%/Q)	7/2/2021	17,811	17,645	17,632
	First lien(3)(11) — Drawn	7.75% (P + 4.25%/Q)	7/2/2021	53	52	52

				17,864	17,697	17,684	2.11%

YP Holdings LLC / Print Media Holdings LLC(12)
YP LLC / Print Media LLC
Media	First lien(2)	8.00% (L + 6.75%/M)	6/4/2018	18,320	18,182	17,679	2.11%
iPipeline, Inc. (Internet Pipeline, Inc.)
Software	First lien(4)	8.25% (L + 7.25%/Q)	8/4/2022	17,955	17,783	17,550	2.10%
AgKnowledge Holdings Company, Inc.
Business Services	Second lien(2)	9.25% (L + 8.25%/M)	7/23/2020	18,500	18,352	17,066	2.04%
Vertafore, Inc.
Software	Second lien(2)	9.75% (L + 8.25%/M)	10/27/2017	13,855	13,848	13,844
	Second lien(3)	9.75% (L + 8.25%/M)	10/27/2017	2,000	2,016	1,999

				15,855	15,864	15,843	1.89%

GSDM Holdings Corp.
Healthcare Services	Subordinated(4)	10.00%/M	6/23/2020	15,000	14,880	15,000	1.79%
MailSouth, Inc. (d/b/a Mspark)
Media	First lien(2)	6.75% (L + 5.00%/Q)	12/14/2016	14,998	14,736	14,586	1.74%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2015

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(10)	Maturity/Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

TW-NHME Holdings Corp.(23)
National HME, Inc.
Healthcare Services	Second lien(4)	10.25% (L + 9.25%/Q)	7/14/2022	$14,000	$13,833	$13,825	1.65%
Sierra Hamilton LLC / Sierra Hamilton Finance, Inc.
Energy	First lien(2)	12.25%/S	12/15/2018	25,000	25,000	12,251
	First lien(3)	12.25%/S	12/15/2018	2,660	2,064	1,302

				27,660	27,064	13,553	1.62%

Vision Solutions, Inc.
Software	Second lien(2)	9.50% (L + 8.00%/M)	7/23/2017	14,000	13,978	12,740	1.52%
SW Holdings, LLC
Business Services	Second lien(4)	9.75% (L + 8.75%/Q)	12/30/2021	13,500	13,373	12,701	1.52%
Poseidon Intermediate, LLC
Software	Second lien(2)	9.50% (L + 8.50%/Q)	8/15/2023	13,000	12,811	12,427	1.49%
American Tire Distributors, Inc.
Distribution & Logistics	Subordinated(3)	10.25%/S	3/1/2022	13,000	12,798	11,960	1.43%
PowerPlan Holdings, Inc.
Software	Second lien(2)	10.75% (L + 9.75%/M)	2/23/2023	10,000	9,907	9,573	1.14%
Permian Tank & Manufacturing, Inc.
Energy	First lien(2)	10.50%/S	1/15/2018	24,357	24,493	9,377	1.12%
TTM Technologies, Inc.**
Business Products	First lien(2)	6.00% (L + 5.00%/Q)	5/31/2021	9,980	9,554	9,132	1.09%
Smile Brands Group Inc.
Healthcare Services	First lien(2)	9.00% (L + 6.25% + 1.50% PIK/Q)*	8/16/2019	12,204	12,091	8,878	1.06%
Harley Marine Services, Inc.
Distribution & Logistics	Second lien(2)	10.50% (L + 9.25%/Q)	12/20/2019	9,000	8,868	8,865	1.06%
QC McKissock Investment, LLC(17)
McKissock, LLC
Education	First lien(2)	7.50% (L + 6.50%/Q)	8/5/2019	4,875	4,838	4,707
	First lien(2)	7.50% (L + 6.50%/Q)	8/5/2019	3,148	3,124	3,039
	First lien(2)(11) — Drawn	7.50% (L + 6.50%/Q)	8/5/2019	1,016	1,007	981

				9,039	8,969	8,727	1.04%

Greenway Health, LLC (fka Vitera Healthcare Solutions, LLC)
Software	First lien(2)	6.00% (L + 5.00%/Q)	11/4/2020	1,960	1,946	1,877
	Second lien(2)	9.25% (L + 8.25%/Q)	11/4/2021	7,000	6,917	6,720

				8,960	8,863	8,597	1.03%

Novitex Acquisition, LLC (fka ARSloane Acquisition, LLC)
Business Services	First lien(2)	7.50% (L + 6.25%/Q)	7/7/2020	7,242	7,064	6,807	0.81%
Sotera Defense Solutions, Inc. (Global Defense Technology & Systems, Inc.)
Federal Services	First lien(2)	9.00% (L + 7.50%/M)	4/21/2017	6,859	6,828	6,344	0.76%
Brock Holdings III, Inc.
Industrial Services	Second lien(2)	10.00% (L + 8.25%/Q)	3/16/2018	7,000	6,953	5,443	0.65%
Packaging Coordinators, Inc.(13)
Healthcare Products	Second lien(3)	9.00% (L + 8.00%/Q)	8/1/2022	5,000	4,957	4,925	0.59%
Immucor, Inc.
Healthcare Services	Subordinated(2)(9)	11.13%/S	8/15/2019	5,000	4,963	4,575	0.55%
GCA Services Group, Inc.
Business Services	Second lien(3)	9.25% (L + 8.00%/Q)	11/2/2020	4,000	3,973	3,950	0.47%
York Risk Services Holding Corp.
Business Services	Subordinated(3)	8.50%/S	10/1/2022	3,000	3,000	2,471	0.30%
Synarc-Biocore Holdings, LLC
Healthcare Services	Second lien(3)	9.25% (L + 8.25%/Q)	3/10/2022	2,500	2,479	2,313	0.28%
Ensemble S Merger Sub, Inc.
Software	Subordinated(3)	9.00%/S	9/30/2023	2,000	1,933	1,940	0.23%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2015

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(10)	Maturity/Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

Education Management Corporation(22)
Education Management II LLC
Education	First lien(2)	5.50% (L + 4.50%/Q)	7/2/2020	$250	$238	$69
	First lien(3)	5.50% (L + 4.50%/Q)	7/2/2020	141	134	39
	First lien(2)	8.50% (L + 1.00% + 6.50% PIK/Q)*	7/2/2020	437	375	46
	First lien(3)	8.50% (L + 1.00% + 6.50% PIK/Q)*	7/2/2020	247	212	26

				1,075	959	180	0.02%

ATI Acquisition Company (fka Ability Acquisition, Inc.)(14)
Education	First lien(2)	17.25% (P + 10.00% + 4.00% PIK/Q)(8)*	6/30/2012 — Past Due	1,665	1,434	—
	First lien(2)	17.25% (P + 10.00% + 4.00% PIK/Q)(8)*	6/30/2012 — Past Due	103	94	—

				1,768	1,528	—	—%

Total Funded Debt Investments — United States				$1,314,464	$1,297,775	$1,237,175	147.83%

Total Funded Debt Investments				$1,400,598	$1,382,229	$1,314,004	157.01%

Equity — United Kingdom
Packaging Coordinators, Inc.(13)
PCI Pharma Holdings UK Limited**
Healthcare Products	Ordinary shares(2)	—	—	19,427	$578	$1,612	0.19%

Total Shares — United Kingdom					$578	$1,612	0.19%

Equity — United States
Crowley Holdings Preferred, LLC
Distribution & Logistics	Preferred shares(3)(20)	12.00% (10.00% + 2.00% PIK/Q)*	—	52,058	$51,518	$51,911	6.20%
TWDiamondback Holdings Corp.(18)
Distribution & Logistics	Preferred shares(4)	—	—	200	2,000	2,000	0.24%
TW-NHME Holdings Corp.(23)
Healthcare Services	Preferred shares(4)	—	—	100	1,000	1,000	0.12%
Ancora Acquisition LLC(14)
Education	Preferred shares(6)	—	—	372	83	393	0.05%
Education Management Corporation(22)
Education	Preferred shares(2)	—	—	3,331	200	10
	Preferred shares(3)	—	—	1,879	113	5
	Ordinary shares(2)	—	—	2,994,065	100	202
	Ordinary shares(3)	—	—	1,688,976	56	114

					469	331	0.04%

Total Shares — United States					$55,070	$55,635	6.65%

Total Shares					$55,648	$57,247	6.84%

Warrants — United States
YP Holdings LLC / Print Media Holdings LLC(12)
YP Equity Investors, LLC
Media	Warrants(5)	—	5/8/2022	5	$—	$5,304	0.63%
IT'SUGAR LLC
Retail	Warrants(3)	—	10/23/2025	94,672	817	817	0.10%
ASP LCG Holdings, Inc.
Education	Warrants(3)	—	5/5/2026	622	37	610	0.07%
Ancora Acquisition LLC(14)
Education	Warrants(6)	—	8/12/2020	20	—	—	—%

Total Warrants — United States					$854	$6,731	0.80%

Total Funded Investments					$1,438,731	$1,377,982	164.65%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2015

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(10)	Maturity/Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

Unfunded Debt Investments — United States
DCA Investment Holdings, LLC
Healthcare Services	First lien(3)(11) — Undrawn	—	7/2/2021	$2,047	$(20)	$(20)	—%
iPipeline, Inc. (Internet Pipeline, Inc.)
Software	First lien(3)(11) — Undrawn	—	8/4/2021	1,000	(10)	(23)	—%
Valet Waste Holdings, Inc.
Business Services	First lien(3)(11) — Undrawn	—	9/24/2021	3,000	(38)	(42)	—%
VetCor Professional Practices LLC
Consumer Services	First lien(3)(11) — Undrawn	—	4/20/2021	2,700	(27)	(34)
	First lien(4)(11) — Undrawn	—	4/20/2021	947	(9)	(12)

				3,647	(36)	(46)	(0.01)%

QC McKissock Investment, LLC(17)
McKissock, LLC
Education	First lien(2)(11) — Undrawn	—	12/31/2015	1,862	(19)	(64)	(0.01)%
MailSouth, Inc. (d/b/a Mspark)
Media	First lien(3)(11) — Undrawn	—	12/14/2016	1,900	(181)	(79)	(0.01)%
EN Engineering, L.L.C.
Business Services	First lien(2)(11) — Undrawn	—	12/30/2016	2,348	(12)	(85)	(0.01)%
TWDiamondback Holdings Corp.(18)
Diamondback Drugs of Delaware, L.L.C. (TWDiamondback II Holdings LLC)
Distribution & Logistics	First lien(3)(11) — Undrawn	—	2/16/2016	2,158	—	(84)
	First lien(4)(11) — Undrawn	—	2/16/2016	605	—	(24)

				2,763	—	(108)	(0.01)%

Total Unfunded Debt Investments				$18,567	$(316)	$(467)	(0.05)%

Total Non-Controlled/Non-Affiliated Investments					$1,438,415	$1,377,515	164.60%

Non-Controlled/Affiliated Investments(25)
Funded Debt Investments — United States
Tenawa Resource Holdings LLC(16)
Tenawa Resource Management LLC
Energy	First lien(3)	10.50% (Base + 8.00%/Q)	5/12/2019	$40,000	$39,869	$38,813	4.64%
Edmentum Ultimate Holdings, LLC(19)
Education	Subordinated(3)	8.50% PIK/Q*	6/9/2020	3,786	3,778	3,622
	Subordinated(2)	10.00% PIK/Q*	6/9/2020	13,715	13,715	10,547
	Subordinated(3)	10.00% PIK/Q*	6/9/2020	3,374	3,374	2,595

				20,875	20,867	16,764	2.00%

Total Funded Debt Investments — United States				$60,875	$60,736	$55,577	6.64%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2015

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(10)	Maturity/Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

Equity — United States
NMFC Senior Loan Program I LLC**
Investment Fund	Membership interest(3)	—	—	—	$23,000	$21,914	2.62%
Edmentum Ultimate Holdings, LLC(19)
Education	Ordinary shares(3)	—	—	123,968	11	3,341
	Ordinary shares(2)	—	—	107,143	9	2,888

					20	6,229	0.74%

Tenawa Resource Holdings LLC(16)
QID NGL LLC
Energy	Ordinary shares(7)	—	—	5,290,997	5,291	3,778	0.45%

Total Shares — United States					$28,311	$31,921	3.81%

Unfunded Debt Investments — United States
Edmentum Ultimate Holdings, LLC(19)
Edmentum, Inc. (fka Plato, Inc.) (Archipelago Learning, Inc.)
Education	Second lien(3)(11) — Undrawn	—	6/9/2020	$4,881	$—	$(211)	(0.02)%

Total Unfunded Debt Investments				$4,881	$—	$(211)	(0.02)%

Total Non-Controlled/Affiliated Investments					$89,047	$87,287	10.43%

Controlled Investments(26)
Funded Debt Investments — United States
UniTek Global Services, Inc.
Business Services	First lien(2)	8.50% (L + 7.50%/Q)	1/13/2019	$6,786	$6,786	$6,640
	First lien(3)	8.50% (L + 7.50%/Q)	1/13/2019	4,060	4,060	3,973
	First lien(3)	9.50% (L + 7.50% + 1.00% PIK/Q)*	1/13/2019	7,323	7,323	7,257
	Subordinated(2)	15.00% PIK/Q*	7/13/2019	1,487	1,487	1,417
	Subordinated(3)	15.00% PIK/Q*	7/13/2019	890	890	848

				20,546	20,546	20,135	2.40%

Total Funded Debt Investments — United States				$20,546	$20,546	$20,135	2.40%

Equity — United States
UniTek Global Services, Inc.
Business Services	Preferred shares(2)(21)	—	—	16,680,037	$14,299	$13,870
	Preferred shares(3)(21)	—	—	4,609,569	3,952	3,833
	Ordinary shares(2)	—	—	2,096,477	1,925	7,528
	Ordinary shares(3)	—	—	579,366	532	2,081

					20,708	27,312	3.26%

Total Shares — United States					$20,708	$27,312	3.26%

Total Funded Investments					$41,254	$47,447	5.66%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2015

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(10)	Maturity/Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

Unfunded Debt Investments — United States
UniTek Global Services, Inc.
Business Services	First lien(3)(11) — Undrawn	—	1/13/2019	$2,048	$—	$(18)
	First lien(3)(11) — Undrawn	—	1/13/2019	758	—	(7)

				2,806	—	(25)	—%

Total Unfunded Debt Investments				$2,806	$—	$(25)	—%

Total Controlled Investments					$41,254	$47,422	5.66%

Total Investments					$1,568,716	$1,512,224	180.69%

(1)
New Mountain Finance Corporation (the "Company") generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
Investment is pledged as collateral for the Holdings Credit Facility, a revolving credit facility among the Company as Collateral Manager, New Mountain Finance Holdings, L.L.C. ("NMF Holdings") as the Borrower, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian. See Note 7, Borrowings, for details.

(3)
Investment is pledged as collateral for the NMFC Credit Facility, a revolving credit facility among the Company as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and the Collateral Agent and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust as Lenders. See Note 7, Borrowings, for details.

(4)
Investment is held in New Mountain Finance SBIC, L.P.

(5)
Investment is held in NMF YP Holdings, Inc.

(6)
Investment is held in NMF Ancora Holdings, Inc.

(7)
Investment is held in NMF QID NGL Holdings, Inc.

(8)
Investment or a portion of the investment is on non-accrual status. See Note 3, Investments, for details.

(9)
Securities are registered under the Securities Act.

(10)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (L), the Prime Rate (P) and the alternative base rate (Base) and which resets monthly (M), quarterly (Q), semi-annually (S) or annually (A). For each investment the current interest rate provided reflects the rate in effect as of December 31, 2015.

(11)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities or delayed draws. Cost amounts represent the cash received at settlement date net the impact of paydowns and cash paid for drawn revolvers or delayed draws.

(12)
The Company holds investments in three related entities of YP Holdings LLC/Print Media Holdings LLC. The Company directly holds warrants to purchase a 4.96% membership interest of YP Equity Investors, LLC (which at closing represented an indirect 1.0% equity interest in YP Holdings LLC) and holds an investment in the Term Loan B loans issued by YP LLC and Print Media LLC, wholly-owned subsidiaries of YP Holdings LLC and Print Media Holdings LLC, respectively.

(13)
The Company holds investments in Packaging Coordinators, Inc. and one related entity of Packaging Coordinators, Inc. The Company has a debt investment in Packaging Coordinators, Inc. and holds ordinary equity in PCI Pharma Holdings UK Limited, a wholly-owned subsidiary of Packaging Coordinators, Inc.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2015

(in thousands, except shares)

(14)
The Company holds investments in ATI Acquisition Company and Ancora Acquisition LLC. The Company has debt investments in ATI Acquisition Company and preferred equity and warrants to purchase units of common membership interests of Ancora Acquisition LLC. The Company received its investments in Ancora Acquisition LLC as a result of its investments in ATI Acquisition Company.

(15)
The Company holds an investment in CompassLearning, Inc. that is structured as a first lien last out term loan.

(16)
The Company holds investments in two related entities of Tenawa Resource Holdings LLC. The Company holds 5.25% of the common units in QID NGL LLC (which at closing represented 98.1% of the ownership in the common units in Tenawa Resource Holdings LLC) and holds a first lien investment in Tenawa Resource Management LLC, a wholly-owned subsidiary of Tenawa Resource Holdings LLC.

(17)
The Company holds investments in QC McKissock Investment, LLC and one related entity of QC McKissock Investment, LLC. The Company holds a first lien term loan in QC McKissock Investment, LLC (which at closing represented 71.1% of the ownership in the Series A common units of McKissock Investment Holdings, LLC) and holds a first lien term loan and a delayed draw term loan in McKissock, LLC, a wholly-owned subsidiary of McKissock Investment Holdings, LLC.

(18)
The Company holds investments in TWDiamondback Holdings Corp. and one related entity of TWDiamondback Holdings Corp. The Company holds preferred equity in TWDiamondback Holdings Corp. and holds a first lien last out term loan and a delayed draw term loan in Diamondback Drugs of Delaware LLC, a wholly-owned subsidiary of TWDiamondback Holdings Corp.

(19)
The Company holds investments in Edmentum Ultimate Holdings, LLC and its related entities. The Company holds subordinated notes and ordinary equity in Edmentum Ultimate Holdings, LLC and holds a second lien revolver in Edmentum, Inc. and Archipelago Learning, Inc., which are wholly-owned subsidiaries of Edmentum Ultimate Holdings, LLC.

(20)
Total shares reported assumes shares issued for the capitalization of PIK interest. Actual shares owned total 50,000 as of December 31, 2015.

(21)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 13.5% per annum payable in additional shares.

(22)
The Company holds investments in Education Management Corporation and one related entity of Education Management Corporation. The Company holds series A-1 convertible preferred stock and common stock in Education Management Corporation and holds a tranche A first lien term loan and a tranche B first lien term loan in Education Management II LLC, which is an indirect subsidiary of Education Management Corporation.

(23)
The Company holds an equity investment in TW-NHME Holdings Corp., as well as a second lien term loan investment in National HME, Inc., a wholly-owned subsidiary of TW-NHME Holdings Corp.

(24)
The Company holds an investment in Pittsburgh Glass Works, LLC that is structured as a first lien last out term loan.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2015

(in thousands, except shares)

(25)
Denotes investments in which the Company is an "Affiliated Person", as defined in the Investment Company Act of 1940, as amended, due to owning or holding the power to vote 5.0% or more of the outstanding voting securities of the investment but not controlling the company. Fair value as of December 31, 2014 and December 31, 2015 along with transactions during the year ended December 31, 2015 in which the issuer was a non-controlled/affiliated investment is as follows:

Portfolio Company(1)	Fair Value at December 31, 2014	Gross Additions (A)	Gross Redemptions (B)	Net Realized Gains (Losses)	Net Change In Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2015	Interest Income	Dividend Income	Other Income

Edmentum Ultimate Holdings, LLC/Edmentum Inc.	$—	$23,937	$(3,050)	$—	$1,895	$22,782	$1,171	$—	$—
NMFC Senior Loan Program I LLC	22,461	—	—	—	(547)	21,914	—	3,619	1,215
Tenawa Resource Holdings LLC	—	44,572	—	—	(1,981)	42,591	4,231	—	750

Total Non-Controlled/Affiliated Investments	$22,461	$68,509	$(3,050)	$—	$(633)	$87,287	$5,402	$3,619	$1,965

(A)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, payment-in-kind ("PIK") interest or dividends, the amortization of discounts, reorganizations or restructurings and the movement at fair value of an existing portfolio company into this category from a different category.

(B)
Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, reorganizations or restructurings and the movement of an existing portfolio company out of this category into a different category.
(26)
Denotes investments in which the Company is in "Control", as defined in the Investment Company Act of 1940, as amended, due to owning or holding the power to vote 25.0% or more of the outstanding voting securities of the investment. Fair value as of December 31, 2014 and December 31, 2015 along with transactions during the year ended December 31, 2015 in which the issuer was a controlled investment is as follows:

Portfolio Company(1)	Fair Value at December 31, 2014	Gross Additions (A)	Gross Redemptions (B)	Net Realized Gains (Losses)	Net Change In Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2015	Interest Income	Dividend Income	Other Income

UniTek Global Services, Inc.	$—	$42,780	$(1,526)	$—	$6,168	$47,422	$2,007	$2,559	$49

Total Controlled Investments	$—	$42,780	$(1,526)	$—	$6,168	$47,422	$2,007	$2,559	$49

  (A)
  Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of discounts, reorganizations or restructurings and the movement at fair value of an existing portfolio company into this category from a different category.

  (B)
  Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, reorganizations or restructurings and the movement of an existing portfolio company out of this category into a different category.
*
All or a portion of interest contains PIK interest.

**
Indicates assets that the Company deems to be "non-qualifying assets" under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70.00% of the Company's total assets at the time of acquisition of any additional non-qualifying assets. As of December 31, 2015, 6.8% of the Company's total assets were non-qualifying assets.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2015

Investment Type	December 31, 2015 Percent of Total Investments at Fair Value

First lien	44.31%
Second lien	41.79%
Subordinated	5.75%
Equity and other	8.15%

Total investments	100.00%

Industry Type	December 31, 2015 Percent of Total Investments at Fair Value

Software	24.53%
Business Services	24.36%
Education	10.97%
Distribution & Logistics	7.76%
Federal Services	6.31%
Consumer Services	4.52%
Energy	4.33%
Healthcare Services	4.18%
Media	3.16%
Healthcare Products	2.49%
Business Products	2.21%
Manufacturing	1.98%
Investment Fund	1.45%
Retail	1.39%
Industrial Services	0.36%

Total investments	100.00%

Interest Rate Type	December 31, 2015 Percent of Total Investments at Fair Value

Floating rates	86.26%
Fixed rates	13.74%

Total investments	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments

December 31, 2014

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

Non-Controlled/Non-Affiliated Investments
Funded Debt Investments — Australia
Project Sunshine IV Pty Ltd**
Media	First lien(2)	8.00% (Base Rate + 7.00%)	9/23/2019	$17,689	$17,594	$17,888	2.23%

Total Funded Debt Investments — Australia				$17,689	$17,594	$17,888	2.23%

Funded Debt Investments — Luxembourg
Pinnacle Holdco S.à r.l. / Pinnacle (US) Acquisition Co Limited**
Software	Second lien(2)	10.50% (Base Rate + 9.25%)	7/30/2020	$24,630	$24,319	$22,905
	Second lien(3)	10.50% (Base Rate + 9.25%)	7/30/2020	8,204	8,317	7,629

				32,834	32,636	30,534	3.80%

Evergreen Skills Lux S.À R.L.**
Education	Second lien(3)	9.25% (Base Rate + 8.25%)	4/28/2022	5,000	4,877	4,737	0.59%

Total Funded Debt Investments — Luxembourg				$37,834	$37,513	$35,271	4.39%

Funded Debt Investments — United States
Ascend Learning, LLC
Education	First lien(2)	6.00% (Base Rate + 5.00%)	7/31/2019	$14,888	$14,824	$14,813
	Second lien(3)	9.50% (Base Rate + 8.50%)	11/30/2020	29,000	28,881	28,855

				43,888	43,705	43,668	5.44%

TIBCO Software Inc.**
Software	First lien(2)	6.50% (Base Rate + 5.50%)	12/4/2020	30,000	28,512	29,100
	Subordinated(3)	11.38%	12/1/2021	15,000	14,567	14,550

				45,000	43,079	43,650	5.44%

Global Knowledge Training LLC
Education	Second lien(2)	12.00% (Base Rate + 8.75%)	10/21/2018	41,450	41,137	41,786	5.21%
Deltek, Inc.
Software	Second lien(2)	10.00% (Base Rate + 8.75%)	10/10/2019	40,000	39,989	40,300
	Second lien(3)	10.00% (Base Rate + 8.75%)	10/10/2019	1,000	990	1,008

				41,000	40,979	41,308	5.15%

Tenawa Resource Holdings LLC(16)
Tenawa Resource Management LLC
Energy	First lien(3)	10.50% (Base Rate + 8.00%)	5/12/2019	40,000	39,838	39,820	4.96%
Kronos Incorporated
Software	Second lien(2)	9.75% (Base Rate + 8.50%)	4/30/2020	32,641	32,407	33,355
	Second lien(3)	9.75% (Base Rate + 8.50%)	4/30/2020	5,000	4,955	5,109

				37,641	37,362	38,464	4.80%

McGraw-Hill Global Education Holdings, LLC
Education	First lien(2)(9)	9.75%	4/1/2021	24,500	24,362	27,195
	First lien(2)	5.75% (Base Rate + 4.75%)	3/22/2019	9,863	9,641	9,830

				34,363	34,003	37,025	4.62%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2014

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

Tolt Solutions, Inc.(15)
Business Services	First lien(2)	7.00% (Base Rate + 6.00%)	3/7/2019	$18,537	$18,538	$18,075
	First lien(2)	12.00% (Base Rate + 11.00%)	3/7/2019	18,800	18,800	18,540

				37,337	37,338	36,615	4.56%

Acrisure, LLC
Business Services	Second lien(2)	11.50% (Base Rate + 10.50%)	3/31/2020	35,175	34,848	35,471	4.42%
UniTek Global Services, Inc.
Business Services	First lien(2)	15.00% PIK (Base Rate + 13.50% PIK)(7)*	4/15/2018	20,596	20,104	14,706
	First lien(3)	15.00% PIK (Base Rate + 13.50% PIK)(7)*	4/15/2018	7,772	7,552	5,550
	First lien(2)	15.00% PIK (Base Rate + 13.50% PIK)(7)*	4/15/2018	6,271	6,116	4,478
	First lien(3)	15.00% PIK (Base Rate + 13.50% PIK)(7)*	4/15/2018	597	580	426
	First lien(2)	15.00% PIK (Base Rate + 13.50% PIK)(7)*	4/15/2018	5,213	5,083	3,722
	First lien(3)	15.00% PIK (Base Rate + 13.50% PIK)(7)*	4/15/2018	496	482	354
	First lien(3)(11) — Drawn	9.50% (Base Rate + 7.50% + 1.00% PIK)*	1/21/2015	3,381	3,381	3,381
	First lien(3)(11) — Drawn	10.25% (Base Rate + 4.00% + 5.25% PIK)*	4/15/2016	2,610	2,610	2,610

				46,936	45,908	35,227	4.39%

Envision Acquisition Company, LLC
Healthcare Services	Second lien(2)	9.75% (Base Rate + 8.75%)	11/4/2021	26,000	25,603	25,772
	Second lien(3)	9.75% (Base Rate + 8.75%)	11/4/2021	9,250	9,305	9,169

				35,250	34,908	34,941	4.37%

Hill International, Inc.
Business Services	First lien(2)	7.75% (Base Rate + 6.75%)	9/26/2020	34,913	34,574	34,215	4.27%
Meritas Schools Holdings, LLC
Education	First lien(2)	7.00% (Base Rate + 5.75%)	6/25/2019	21,658	21,487	21,549
	Second lien(2)	10.00% (Base Rate + 9.00%)	1/23/2021	12,000	11,943	11,820

				33,658	33,430	33,369	4.16%

TASC, Inc.
Federal Services	First lien(2)	6.50% (Base Rate + 5.50%)	5/22/2020	30,860	30,454	30,108
	Second lien(3)	12.00%	5/21/2021	2,000	1,960	1,960

				32,860	32,414	32,068	4.00%

SRA International, Inc.
Federal Services	First lien(2)	6.50% (Base Rate + 5.25%)	7/20/2018	31,765	31,059	31,805	3.96%
Navex Global, Inc.
Software	First lien(4)	5.75% (Base Rate + 4.75%)	11/19/2021	10,547	10,442	10,441
	First lien(2)	5.75% (Base Rate + 4.75%)	11/19/2021	4,453	4,409	4,409
	Second lien(4)	9.75% (Base Rate + 8.75%)	11/18/2022	11,953	11,834	11,775
	Second lien(3)	9.75% (Base Rate + 8.75%)	11/18/2022	5,047	4,997	4,970

				32,000	31,682	31,595	3.94%

Rocket Software, Inc.
Software	Second lien(2)	10.25% (Base Rate + 8.75%)	2/8/2019	30,875	30,756	30,875	3.85%
KeyPoint Government Solutions, Inc.
Federal Services	First lien(2)	7.75% (Base Rate + 6.50%)	11/13/2017	29,342	28,937	29,359	3.66%
CompassLearning, Inc.(14)
Education	First lien(2)	8.00% (Base Rate + 6.75%)	11/26/2018	30,000	29,391	29,184	3.64%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2014

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

Aderant North America, Inc.
Software	Second lien(2)	10.00% (Base Rate + 8.75%)	6/20/2019	$24,000	$23,767	$23,940
	Second lien(3)	10.00% (Base Rate + 8.75%)	6/20/2019	5,000	5,070	4,988

				29,000	28,837	28,928	3.61%

Transtar Holding Company
Distribution & Logistics	Second lien(2)	10.00% (Base Rate + 8.75%)	10/9/2019	28,300	27,906	27,946	3.48%
Pelican Products, Inc.
Business Products	Second lien(3)	9.25% (Base Rate + 8.25%)	4/9/2021	15,500	15,531	15,306
	Second lien(2)	9.25% (Base Rate + 8.25%)	4/9/2021	10,000	10,123	9,875

				25,500	25,654	25,181	3.14%

YP Holdings LLC(10)
YP LLC
Media	First lien(2)	8.00% (Base Rate + 6.75%)	6/4/2018	24,936	24,678	25,029	3.12%
CRGT Inc.
Federal Services	First lien(2)	7.50% (Base Rate + 6.50%)	12/19/2020	25,000	24,750	24,750	3.09%
Confie Seguros Holding II Co.
Consumer Services	Second lien(2)	10.25% (Base Rate + 9.00%)	5/8/2019	18,886	18,786	18,877
	Second lien(3)	10.25% (Base Rate + 9.00%)	5/8/2019	5,571	5,647	5,569

				24,457	24,433	24,446	3.05%

PetVet Care Centers LLC
Consumer Services	Second lien(3)	9.75% (Base Rate + 8.75%)	6/17/2021	24,000	23,761	23,760	2.96%
Sierra Hamilton LLC / Sierra Hamilton Finance, Inc.
Energy	First lien(2)	12.25%	12/15/2018	25,000	25,000	23,250	2.90%
Aricent Technologies
Business Services	Second lien(2)	9.50% (Base Rate + 8.50%)	4/14/2022	20,000	19,871	20,162
	Second lien(3)	9.50% (Base Rate + 8.50%)	4/14/2022	2,550	2,556	2,571

				22,550	22,427	22,733	2.83%

McGraw-Hill School Education Holdings, LLC
Education	First lien(2)	6.25% (Base Rate + 5.00%)	12/18/2019	21,780	21,594	21,771	2.71%
Weston Solutions, Inc.
Business Services	Subordinated(4)	16.00% (11.50% + 4.50% PIK)*	7/3/2019	20,458	20,458	20,828	2.60%
Aspen Dental Management, Inc.
Healthcare Services	First lien(2)	7.00% (Base Rate + 5.50%)	10/6/2016	20,862	20,697	20,732	2.58%
TWDiamondback Holdings Corp.(18)
Diamondback Drugs of Delaware, L.L.C. (TWDiamondback II Holdings LLC)
Distribution & Logistics	First lien(4)	9.75% (Base Rate + 8.75%)	11/19/2019	19,895	19,895	19,895	2.48%
American Pacific Corporation**
Specialty Chemicals and Materials	First lien(2)	7.00% (Base Rate + 6.00%)	2/27/2019	19,850	19,722	19,825	2.47%
Novitex Acquisition, LLC (fka ARSloane Acquisition, LLC)
Business Services	First lien(2)	7.50% (Base Rate + 6.25%)	7/7/2020	19,950	19,592	19,152	2.39%
eResearchTechnology, Inc.
Healthcare Services	First lien(2)	6.00% (Base Rate + 4.75%)	5/2/2018	19,059	18,521	19,083	2.38%
First American Payment Systems, L.P.
Business Services	Second lien(2)	10.75% (Base Rate + 9.50%)	4/12/2019	18,643	18,369	18,457	2.30%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2014

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

Permian Tank & Manufacturing, Inc.
Energy	First lien(2)	10.50%	1/15/2018	$24,357	$24,555	$18,390	2.29%
AgKnowledge Holdings Company, Inc.
Business Services	Second lien(2)	9.25% (Base Rate + 8.25%)	7/23/2020	18,500	18,326	17,814	2.22%
Vertafore, Inc.
Software	Second lien(2)	9.75% (Base Rate + 8.25%)	10/27/2017	13,855	13,852	13,959
	Second lien(3)	9.75% (Base Rate + 8.25%)	10/27/2017	2,000	2,017	2,015

				15,855	15,869	15,974	1.99%

MailSouth, Inc. (d/b/a Mspark)
Media	First lien(2)	6.75% (Base Rate + 4.99%)	12/14/2016	16,778	16,190	15,771	1.97%
Edmentum, Inc.(fka Plato, Inc.)
Education	Second lien(2)	11.25% (Base Rate + 9.75%)	5/17/2019	25,000	24,713	12,500
	Second lien(3)	11.25% (Base Rate + 9.75%)	5/17/2019	6,150	6,040	3,075

				31,150	30,753	15,575	1.94%

GSDM Holdings Corp.
Healthcare Services	Subordinated(4)	10.00%	6/23/2020	15,000	14,860	14,642	1.83%
Smile Brands Group Inc.
Healthcare Services	First lien(2)	7.50% (Base Rate + 6.25%)	8/16/2019	14,319	14,154	13,746	1.71%
Vision Solutions, Inc.
Software	Second lien(2)	9.50% (Base Rate + 8.00%)	7/23/2017	14,000	13,966	13,580	1.69%
Harley Marine Services, Inc.
Distribution & Logistics	Second lien(2)	10.50% (Base Rate + 9.25%)	12/20/2019	9,000	8,843	8,910	1.11%
Vitera Healthcare Solutions, LLC
Software	First lien(2)	6.00% (Base Rate + 5.00%)	11/4/2020	1,980	1,964	1,970
	Second lien(2)	9.25% (Base Rate + 8.25%)	11/4/2021	7,000	6,906	6,825

				8,980	8,870	8,795	1.10%

McKissock, LLC
QC McKissock Investment, LLC
Education	First lien(2)	7.50% (Base Rate + 6.50%)	8/5/2019	4,923	4,877	4,844
	First lien(2)	7.50% (Base Rate + 6.50%)	8/5/2019	3,178	3,149	3,127
	First lien(2)(11) — Drawn	7.50% (Base Rate + 6.50%)	8/5/2019	576	570	567

				8,677	8,596	8,538	1.06%

Asurion, LLC (fka Asurion Corporation)
Business Services	Second lien(3)	8.50% (Base Rate + 7.50%)	3/3/2021	5,000	4,934	4,987
	Second lien(2)	8.50% (Base Rate + 7.50%)	3/3/2021	3,000	2,957	2,993

				8,000	7,891	7,980	0.99%

Physio-Control International, Inc.
Healthcare Products	First lien(2)	9.88%	1/15/2019	6,651	6,651	7,083	0.88%
Sotera Defense Solutions, Inc. (Global Defense Technology & Systems, Inc.)
Federal Services	First lien(2)	9.00% (Base Rate + 7.50%)	4/21/2017	7,445	7,387	6,626	0.83%
Brock Holdings III, Inc.
Industrial Services	Second lien(2)	10.00% (Base Rate + 8.25%)	3/16/2018	7,000	6,934	5,548	0.69%
Immucor, Inc.
Healthcare Services	Subordinated(2)(9)	11.13%	8/15/2019	5,000	4,957	5,425	0.68%
Virtual Radiologic Corporation
Healthcare Information Technology	First lien(2)	7.25% (Base Rate + 5.50%)	12/22/2016	5,963	5,931	4,979	0.62%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2014

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

Packaging Coordinators, Inc.(12)
Healthcare Products	Second lien(3)	9.00% (Base Rate + 8.00%)	8/1/2022	$5,000	$4,952	$4,925	0.61%
LM U.S. Member LLC (and LM U.S. Corp Acquisition Inc.)
Business Services	Second lien(2)	8.25% (Base Rate + 7.25%)	1/25/2021	5,000	4,940	4,867	0.61%
Learning Care Group (US) Inc.(17)
Learning Care Group (US) No. 2 Inc.
Education	First lien(2)	5.50% (Base Rate + 4.50%)	5/5/2021	4,465	4,424	4,476	0.56%
CRC Health Corporation
Healthcare Services	Second lien(3)	9.00% (Base Rate + 8.00%)	9/28/2021	4,000	3,925	4,098	0.51%
GCA Services Group, Inc.
Business Services	Second lien(3)	9.25% (Base Rate + 8.00%)	11/1/2020	4,000	3,968	3,955	0.49%
Sophia Holding Finance LP / Sophia Holding Finance Inc.
Software	Subordinated(3)	9.63%	12/1/2018	3,500	3,502	3,531	0.44%
York Risk Services Holding Corp.
Business Services	Subordinated(3)	8.50%	10/1/2022	3,000	3,000	3,011	0.38%
Winebow Holdings, Inc. (Vinter Group, Inc., The)
Distribution & Logistics	Second lien(3)	8.50% (Base Rate + 7.50%)	1/2/2022	3,000	2,979	2,910	0.36%
Synarc-Biocore Holdings, LLC
Healthcare Services	Second lien(3)	9.25% (Base Rate + 8.25%)	3/10/2022	2,500	2,477	2,250	0.28%
Education Management LLC**
Education	First lien(2)	9.25% PIK (Base Rate + 8.00% PIK)*	3/30/2018	1,944	1,902	880
	First lien(3)	9.25% PIK (Base Rate + 8.00% PIK)*	3/30/2018	1,097	1,085	496

				3,041	2,987	1,376	0.17%

ATI Acquisition Company (fka Ability Acquisition, Inc.)(13)
Education	First lien(2)	17.25% (Base Rate + 10.00% + 4.00% PIK)(7)*	6/30/2012 — Past Due	1,665	1,434	216
	First lien(2)	17.25% (Base Rate + 10.00% + 4.00% PIK)(7)*	6/30/2012 — Past Due	103	94	103

				1,768	1,528	319	0.04%

Total Funded Debt Investments — United States				$1,338,642	$1,325,057	$1,291,305	160.98%

Total Funded Debt Investments				$1,394,165	$1,380,164	$1,344,464	167.60%

Equity — United Kingdom
Packaging Coordinators, Inc.(12)
PCI Pharma Holdings UK Limited**
Healthcare Products	Ordinary shares(2)	—	—	19,427	$580	$1,193	0.15%

Total Shares — United Kingdom					$580	$1,193	0.15%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2014

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares		Cost	Fair Value	Percent of Net Assets

Equity — United States
Crowley Holdings Preferred, LLC
Distribution & Logistics	Preferred shares(3)	12.00% (10.00% + 2.00% PIK)*	—	35,721		$35,721	$35,721	4.45%
Global Knowledge Training LLC
Education	Ordinary shares(2)	—	—	2		—	8
	Preferred shares(2)	—	—	2,423		—	9,739

						—	9,747	1.22%

Tenawa Resource Holdings LLC(16)
QID NGL LLC
Energy	Ordinary shares(3)	—	—	3,000,000		$3,000	$2,430	0.30%
TWDiamondback Holdings Corp.(18)
Distribution & Logistics	Preferred shares(4)	—	—	200		2,000	2,000	0.25%
Ancora Acquisition LLC(13)
Education	Preferred shares(6)	—	—	372		83	83	0.01%

Total Shares — United States						$40,804	$49,981	6.23%

Total Shares						$41,384	$51,174	6.38%

Warrants — United States
Storapod Holding Company, Inc.
Consumer Services	Warrants(3)	—	—	360,129		$156	$4,142	0.51%
YP Holdings LLC(10)
YP Equity Investors, LLC
Media	Warrants(5)	—	—	5		—	2,549	0.32%
Learning Care Group (US) Inc.(17)
ASP LCG Holdings, Inc.
Education	Warrants(3)	—	—	622		37	299	0.04%
UniTek Global Services, Inc.
Business Services	Warrants(3)	—	—	1,014,451	(8)	1,449	—	—%
Alion Science and Technology Corporation
Federal Services	Warrants(3)	—	—	6,000		293	—	—%
Ancora Acquisition LLC(13)
Education	Warrants(6)	—	—	20		—	—	—%

Total Warrants — United States						$1,935	$6,990	0.87%

Total Funded Investments						$1,423,483	$1,402,628	174.85%

Unfunded Debt Investments — United States
TWDiamondback Holdings Corp.(18)
Diamondback Drugs of Delaware, L.L.C. (TWDiamondback II Holdings LLC)
Distribution & Logistics	First lien(4)(11) — Undrawn	—	5/19/2015	$2,763		$—	$—	—%
UniTek Global Services, Inc.
Business Services	First lien(3)(11) — Undrawn	—	1/21/2015	5,425		—	—
	First lien(3)(11) — Undrawn	—	1/21/2015	2,048		—	—
	First lien(3)(11) — Undrawn	—	1/21/2015	758		—	—

						—	—	—%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2014

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

McKissock, LLC
Education	First lien(2)(11) — Undrawn	—	8/5/2019	$2,304	$(23)	$(37)	—%
MailSouth, Inc. (d/b/a Mspark)
Media	First lien(3)(11) — Undrawn	—	12/14/2015	1,900	(181)	(156)	(0.02)%
Aspen Dental Management, Inc.
Healthcare Services	First lien(3)(11) — Undrawn	—	4/6/2016	5,000	(388)	(225)	(0.03)%

Total Unfunded Debt Investments				$20,198	$(592)	$(418)	(0.05)%

Total Non-Controlled/Non-Affiliated Investments					$1,422,891	$1,402,210	174.80%

Non-Controlled/Affiliated Investments(19)
Equity — United States
NMFC Senior Loan Program I LLC**
Investment in Fund	Membership interest(3)	—	—	—	$23,000	$22,461	2.80%

Total Non-Controlled/Affiliated Investments					$23,000	$22,461	2.80%

Total Investments					$1,445,891	$1,424,671	177.60%

(1)
New Mountain Finance Corporation (the "Company") generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
Investment is pledged as collateral for the Holdings Credit Facility, a revolving credit facility among the Company as Collateral Manager, New Mountain Finance Holdings, L.L.C. ("NMF Holdings") as the Borrower, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian. See Note 7, Borrowings, for details.

(3)
Investment is pledged as collateral for the NMFC Credit Facility, a revolving credit facility among the Company as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and the Collateral Agent and Goldman Sachs Bank USA and Morgan Stanley Bank, N.A. as Lenders. See Note 7, Borrowings, for details.

(4)
Investment is held in New Mountain Finance SBIC, L.P.

(5)
Investment is held in NMF YP Holdings, Inc.

(6)
Investment is held in NMF Ancora Holdings, Inc.

(7)
Investment or a portion of the investment is on non-accrual status. See Note 3, Investments, for details.

(8)
The Company holds 1,014,451 warrants in UniTek Global Services, Inc., which represents a 4.41% equity ownership on a fully diluted basis.

(9)
Securities are registered under the Securities Act.

(10)
The Company holds investments in two related entities of YP Holdings LLC. The Company directly holds warrants to purchase a 4.96% membership interest of YP Equity Investors, LLC (which at closing represented an indirect 1.0% equity interest in YP Holdings LLC) and holds an investment in the Term Loan B loans issued by YP LLC, a subsidiary of YP Holdings LLC.

(11)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities or delayed draws. Cost amounts represent the cash received at settlement date net the impact of paydowns and cash paid for drawn revolvers or delayed draws.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2014

(in thousands, except shares)

(12)
The Company holds investments in Packaging Coordinators, Inc. and one related entity of Packaging Coordinators, Inc. The Company has a debt investment in Packaging Coordinators, Inc. and holds ordinary equity in PCI Pharma Holdings UK Limited, a wholly-owned subsidiary of Packaging Coordinators, Inc.

(13)
The Company holds investments in ATI Acquisition Company and Ancora Acquisition LLC. The Company has debt investments in ATI Acquisition Company and preferred equity and warrants to purchase units of common membership interests of Ancora Acquisition LLC. The Company received its investments in Ancora Acquisition LLC as a result of its investments in ATI Acquisition Company.

(14)
The Company holds an investment in CompassLearning, Inc. that is structured as a first lien last out term loan.

(15)
The Company holds two first lien investments in Tolt Solutions, Inc. The debt investment with an interest rate at base rate + 6.00% is structured as a first lien first out debt investment. The debt investment with an interest rate at base rate + 11.00% is structured as a first lien last out debt investment.

(16)
The Company holds investments in two related entities of Tenawa Resource Holdings LLC. The Company holds 4.76% of the common units in QID NGL LLC (which at closing represented 98.1% of the ownership in the common units in Tenawa Resource Holdings LLC) and holds a first lien investment in Tenawa Resource Management LLC, a wholly-owned subsidiary of Tenawa Resource Holdings LLC.

(17)
The Company holds investments in two wholly-owned subsidiaries of Learning Care Group (US) Inc. The Company has a debt investment in Learning Care Group (US) No. 2 Inc. and holds warrants to purchase common stock of ASP LCG Holdings, Inc.

(18)
The Company holds investments in TWDiamondback Holdings Corp. and one related entity of TWDiamondback Holdings Corp. The Company holds preferred equity in TWDiamondback Holdings Corp. and holds a first lien last out term loan and a delayed draw term loan in Diamondback Drugs of Delaware LLC, a wholly-owned subsidiary of TWDiamondback Holdings Corp.

(19)
Denotes investments in which the Company is an "Affiliated Person", as defined in the Investment Company Act of 1940, as amended, due to owning or holding the power to vote 5.0% or more of the outstanding voting securities of the investment but not controlling the company.

*
All or a portion of interest contains payment-in-kind ("PIK").

**
Indicates assets that the Company deems to be "non-qualifying assets" under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70.00% of the Company's total assets at the time of acquisition of any additional non-qualifying assets.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2014

Investment Type	December 31, 2014 Percent of Total Investments at Fair Value

First lien	47.58%
Second lien	42.41%
Subordinated	4.35%
Equity and other	5.66%

Total investments	100.00%

Industry Type	December 31, 2014 Percent of Total Investments at Fair Value

Software	20.16%
Business Services	18.27%
Education	17.68%
Federal Services	8.75%
Healthcare Services	8.05%
Distribution & Logistics	6.83%
Energy	5.89%
Media	4.29%
Consumer Services	3.67%
Business Products	1.77%
Investment in Fund	1.58%
Specialty Chemicals and Materials	1.39%
Healthcare Products	0.93%
Industrial Services	0.39%
Healthcare Information Technology	0.35%

Total investments	100.00%

Interest Rate Type(1)	December 31, 2014 Percent of Total Investments at Fair Value

Floating rates	87.68%
Fixed rates	12.32%

Total investments	100.00%

(1)
The categories in this table have been corrected for a transposition error in the Company's Form 10-K for the year ended December 31, 2014, as filed with the United States Securities and Exchange Commission on March 2, 2015, wherein the categories were inversely reported.

The accompanying notes are an integral part of these consolidated financial statements.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation

December 31, 2015

(in thousands, except share data)

Note 1. Formation and Business Purpose

New Mountain Finance Corporation

          New Mountain Finance Corporation ("NMFC" or the "Company") is a Delaware corporation that was originally incorporated on June 29, 2010. NMFC is a closed-end, non-diversified management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). As such, NMFC is obligated to comply with certain regulatory requirements. NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"). NMFC is also registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

          On May 19, 2011, NMFC priced its initial public offering (the "IPO") of 7,272,727 shares of common stock at a public offering price of $13.75 per share. Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital (defined as New Mountain Capital Group, L.L.C. and its affiliates) in a concurrent private placement (the "Concurrent Private Placement"). Additionally, 1,252,964 shares were issued to the partners of New Mountain Guardian Partners, L.P. at that time for their ownership interest in the Predecessor Entities (as defined below). In connection with NMFC's IPO and through a series of transactions, New Mountain Finance Holdings, L.L.C. ("NMF Holdings" or the "Predecessor Operating Company") acquired all of the operations of the Predecessor Entities, including all of the assets and liabilities related to such operations.

New Mountain Finance Holdings, L.L.C.

          NMF Holdings is a Delaware limited liability company. Until May 8, 2014, NMF Holdings was externally managed and was regulated as a BDC under the 1940 Act. As such, NMF Holdings was obligated to comply with certain regulatory requirements. NMF Holdings was treated as a partnership for United States ("U.S.") federal income tax purposes for so long as it had at least two members. With the completion of the underwritten secondary offering on February 3, 2014, NMF Holdings' existence as a partnership for U.S. federal income tax purposes terminated and NMF Holdings became an entity that is disregarded as a separate entity from its owner for U.S. federal tax purposes. For additional information on the Company's organizational structure prior to May 8, 2014, see "— Restructuring".

          Until May 8, 2014, NMF Holdings was externally managed by New Mountain Finance Advisers BDC, L.L.C. (the "Investment Adviser"). As of May 8, 2014, the Investment Adviser serves as the external investment adviser to NMFC. New Mountain Finance Administration, L.L.C. (the "Administrator") provides the administrative services necessary for operations. The Investment Adviser and Administrator are wholly-owned subsidiaries of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity and credit investment vehicles. NMF Holdings, formerly known as New Mountain Guardian (Leveraged), L.L.C., was originally formed as a subsidiary of New Mountain Guardian AIV, L.P. ("Guardian AIV")

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 1. Formation and Business Purpose (Continued)

by New Mountain Capital in October 2008. Guardian AIV was formed through an allocation of approximately $300.0 million of the $5.1 billion of commitments supporting New Mountain Partners III, L.P., a private equity fund managed by New Mountain Capital. In February 2009, New Mountain Capital formed a co-investment vehicle, New Mountain Guardian Partners, L.P., comprising $20.4 million of commitments. New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P., together with their respective direct and indirect wholly-owned subsidiaries, are defined as the "Predecessor Entities".

          Prior to December 18, 2014, New Mountain Finance SPV Funding, L.L.C. ("NMF SLF") was a Delaware limited liability company. NMF SLF was a wholly-owned subsidiary of NMF Holdings and thus a wholly-owned indirect subsidiary of the Company. NMF SLF was bankruptcy-remote and non-recourse to NMFC. As part of an amendment to the Company's existing credit facilities with Wells Fargo Bank, National Association, NMF SLF merged with and into NMF Holdings on December 18, 2014. See Note 7, Borrowings, for details.

New Mountain Finance AIV Holdings Corporation

          Until April 25, 2014, New Mountain Finance AIV Holdings Corporation ("AIV Holdings") was a Delaware corporation that was originally incorporated on March 11, 2011. AIV Holdings was dissolved on April 25, 2014. Guardian AIV, a Delaware limited partnership, was AIV Holdings' sole stockholder. AIV Holdings was a closed-end, non-diversified management investment company that was regulated as a BDC under the 1940 Act. As such, AIV Holdings was obligated to comply with certain regulatory requirements. AIV Holdings was treated, and complied with the requirements to qualify annually, as a RIC under the Code.

Structure

          Prior to the Restructuring (as defined below) on May 8, 2014, NMFC and AIV Holdings were holding companies with no direct operations of their own, and their sole asset was their ownership in NMF Holdings. In connection with the IPO, NMFC and AIV Holdings each entered into a joinder agreement with respect to the Limited Liability Company Agreement, as amended and restated (the "Operating Agreement"), of NMF Holdings, pursuant to which NMFC and AIV Holdings were admitted as members of NMF Holdings. NMFC acquired from NMF Holdings, with the gross proceeds of the IPO and the Concurrent Private Placement, common membership units ("units") of NMF Holdings (the number of units were equal to the number of shares of NMFC's common stock sold in the IPO and the Concurrent Private Placement). Additionally, NMFC received units of NMF Holdings equal to the number of shares of common stock of NMFC issued to the partners of New Mountain Guardian Partners, L.P. Guardian AIV was the parent of NMF Holdings prior to the IPO and, as a result of the transactions completed in connection with the IPO, obtained units in NMF Holdings. Guardian AIV contributed its units in NMF Holdings to its newly formed subsidiary, AIV Holdings, in exchange for common stock of AIV Holdings. AIV Holdings had the right to exchange all or any portion of its units in NMF Holdings for shares of NMFC's common stock on a one-for-one basis at any time.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 1. Formation and Business Purpose (Continued)

          The original structure was designed to generally prevent NMFC from being allocated taxable income with respect to unrecognized gains that existed at the time of the IPO in the Predecessor Entities' assets, and rather such amounts would be allocated generally to AIV Holdings. The result was that any distributions made to NMFC's stockholders that were attributable to such gains generally were not treated as taxable dividends but rather as return of capital.

          Since NMFC's IPO, and through December 31, 2015, NMFC raised approximately $454,040 in net proceeds from additional offerings of common stock and issued shares of its common stock valued at approximately $288,416 on behalf of AIV Holdings for exchanged units. NMFC acquired from NMF Holdings units of NMF Holdings equal to the number of shares of NMFC's common stock sold in the additional offerings. With the completion of the final secondary offering on February 3, 2014, NMFC owned 100.0% of the units of NMF Holdings, which became a wholly-owned subsidiary of NMFC.

Restructuring

          As a BDC, AIV Holdings had been subject to the 1940 Act, including certain provisions applicable only to BDCs. Accordingly, and after careful consideration of the 1940 Act requirements applicable to BDCs, the cost of 1940 Act compliance and a thorough assessment of AIV Holdings' business model, AIV Holdings' board of directors determined that continuation as a BDC was not in the best interests of AIV Holdings and Guardian AIV. Specifically, given that AIV Holdings was formed for the sole purpose of holding units of NMF Holdings and AIV Holdings had disposed of all of the units of NMF Holdings that it was holding as of February 3, 2014, the board of directors of AIV Holdings approved and declared advisable at an in-person meeting held on March 25, 2014 the withdrawal of AIV Holdings' election to be regulated as a BDC under the 1940 Act. In addition, the board of directors of AIV Holdings approved and declared advisable for AIV Holdings to terminate its registration under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and to dissolve AIV Holdings under the laws of the State of Delaware.

          Upon receipt of the necessary stockholder consent to authorize the board of directors of AIV Holdings to withdraw AIV Holdings' election to be regulated as a BDC, the withdrawal was filed and became effective upon receipt by the U.S. Securities and Exchange Commission ("SEC") of AIV Holdings' notification of withdrawal on Form N-54C on April 15, 2014. The board of directors of AIV Holdings believed that AIV Holdings met the requirements for filing the notification to withdraw its election to be regulated as a BDC, upon the receipt of the necessary stockholder consent. After the notification of withdrawal of AIV Holdings' BDC election was filed with the SEC, AIV Holdings was no longer subject to the regulatory provisions of the 1940 Act applicable to BDCs generally, including regulations related to insurance, custody, composition of its board of directors, affiliated transactions and any compensation arrangements.

          In addition, on April 15, 2014, AIV Holdings filed a Form 15 with the SEC to terminate AIV Holdings' registration under Section 12(g) of the Exchange Act. After these SEC filings and any other federal or state regulatory or tax filings were made, AIV Holdings proceeded to dissolve under Delaware law by filing a certificate of dissolution in Delaware on April 25, 2014.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 1. Formation and Business Purpose (Continued)

          Until May 8, 2014, as a BDC, NMF Holdings had been subject to the 1940 Act, including certain provisions applicable only to BDCs. Accordingly, and after careful consideration of the 1940 Act requirements applicable to BDCs, the cost of 1940 Act compliance and a thorough assessment of NMF Holdings' current business model, NMF Holdings' board of directors determined at an in-person meeting held on March 25, 2014 that continuation as a BDC was not in the best interests of NMF Holdings.

          At the 2014 joint annual meeting of the stockholders of NMFC and the sole unit holder of NMF Holdings held on May 6, 2014, the stockholders of NMFC and the sole unit holder of NMF Holdings approved a proposal which authorized the board of directors of NMF Holdings to withdraw NMF Holdings' election to be regulated as a BDC. Additionally, the stockholders of NMFC approved a new investment advisory and management agreement between NMFC and the Investment Adviser. Upon receipt of the necessary stockholder/unit holder approval to authorize the board of directors of NMF Holdings to withdraw NMF Holdings' election to be regulated as a BDC, the withdrawal was filed and became effective upon receipt by the SEC of NMF Holdings' notification of withdrawal on Form N-54C on May 8, 2014.

          Effective May 8, 2014, NMF Holdings amended and restated its Operating Agreement such that the board of directors of NMF Holdings was dissolved and NMF Holdings remained a wholly-owned subsidiary of NMFC with the sole purpose of serving as a special purpose vehicle for NMF Holdings' credit facility, and NMFC assumed all other operating activities previously undertaken by NMF Holdings under the management of the Investment Adviser (collectively, the "Restructuring"). After the Restructuring, all wholly-owned direct and indirect subsidiaries of NMFC are consolidated with NMFC for both 1940 Act and financial statement reporting purposes, subject to any financial statement adjustments required in accordance with accounting principles generally accepted in the United States of America ("GAAP"). NMFC continues to remain a BDC under the 1940 Act.

          Also, on May 8, 2014, NMF Holdings filed Form 15 with the SEC to terminate NMF Holdings' registration under Section 12(g) of the Exchange Act. As a special purpose entity, NMF Holdings is bankruptcy-remote and non-recourse to NMFC. In addition, the assets held at NMF Holdings will continue to be used to secure NMF Holdings' credit facility.

Current Organization

          During the year ended December 31, 2015, the Company established a wholly-owned subsidiary, NMF QID NGL Holdings, Inc. ("NMF QID"). The Company's wholly-owned subsidiaries, NMF Ancora Holdings Inc. ("NMF Ancora"), NMF QID and NMF YP Holdings Inc. ("NMF YP"), are structured as Delaware entities that serve as tax blocker corporations which hold equity or equity-like investments in portfolio companies organized as limited liability companies (or other forms of pass-through entities). The Company consolidates its tax blocker corporations for accounting purposes. The tax blocker corporations are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of the portfolio companies. Additionally, the Company has a wholly-owned subsidiary, New Mountain Finance Servicing, L.L.C. ("NMF Servicing") that serves as the administrative agent on certain investment transactions. New Mountain Finance SBIC, L.P. ("SBIC LP"), and its general partner, New Mountain Finance SBIC G.P.,

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 1. Formation and Business Purpose (Continued)

L.L.C. ("SBIC GP"), were organized in Delaware as a limited partnership and limited liability company, respectively. SBIC LP and SBIC GP are consolidated wholly-owned direct and indirect subsidiaries of the Company. SBIC LP received a license from the U.S. Small Business Administration (the "SBA") to operate as a small business investment company ("SBIC") under Section 301(c) of the Small Business Investment Act of 1958, as amended (the "1958 Act").

          The diagram below depicts the Company's organizational structure as of December 31, 2015.

*
Includes partners of New Mountain Guardian Partners, L.P.

**
NMFC is the sole limited partner of SBIC LP. NMFC, directly or indirectly through SBIC GP, wholly-owns SBIC LP. NMFC owns 100.0% of SBIC GP which owns 1.0% of SBIC LP. NMFC owns 99.0% of SBIC LP.

          The Company's investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, the Company's investments may also include equity interests. The primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to the Company, SBIC LP's investment objective is to generate current income and capital appreciation under the investment criteria used by the Company, however, SBIC LP's investments must be in SBA eligible companies. The Company's portfolio may be concentrated in a limited number of industries. As of December 31, 2015, the Company's top five industry concentrations were software, business services, education, distribution & logistics and federal services.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies

          Basis of accounting — The Company's consolidated financial statements have been prepared in conformity with GAAP. The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification Topic 946, Financial Services — Investment Companies, ("ASC 946"). NMFC consolidates its wholly-owned direct and indirect subsidiaries: NMF Holdings, NMF Servicing, SBIC LP, SBIC GP, NMF Ancora, NMF QID and NMF YP. Previously, the Company consolidated its wholly-owned indirect subsidiary NMF SLF until it merged with and into NMF Holdings on December 18, 2014. See Note 7, Borrowings, for details. Prior to the Restructuring, the Predecessor Operating Company consolidated its wholly-owned subsidiary, NMF SLF. NMFC and AIV Holdings did not consolidate the Predecessor Operating Company. Prior to the Restructuring, NMFC and AIV Holdings applied investment company master-feeder financial statement presentation, as described in ASC 946 to their interest in the Predecessor Operating Company. NMFC and AIV Holdings observed that it was also industry practice to follow the presentation prescribed for a master fund-feeder fund structure in ASC 946 in instances in which a master fund was owned by more than one feeder fund and that such presentation provided stockholders of NMFC and AIV Holdings with a clearer depiction of their investment in the master fund.

          The Company's consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition for all periods presented. All intercompany transactions have been eliminated. Revenues are recognized when earned and expenses when incurred. The financial results of the Company's portfolio investments are not consolidated in the financial statements. Prior to the IPO, an affiliate of the Predecessor Entities paid a majority of the management and incentive fees. Historical operating expenses do not reflect the allocation of certain professional fees, administrative and other expenses that have been incurred following the completion of the IPO. Accordingly, the Predecessor Operating Company's historical operating expenses are not comparable to its operating expenses after the completion of the IPO.

          The Company's consolidated financial statements are prepared in accordance with GAAP and pursuant to the requirements for reporting on Form 10-K and Article 6 of Regulation S-X. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements have been included.

          Investments — The Company applies fair value accounting in accordance with GAAP. Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments are reflected on the Company's Consolidated Statements of Assets and Liabilities at fair value, with changes in unrealized gains and losses resulting from changes in fair value reflected in the Company's Consolidated Statements of Operations as "Net change in unrealized appreciation (depreciation) of investments" and realizations on portfolio investments reflected in the Company's Consolidated Statements of Operations as "Net realized gains (losses) on investments".

          The Company values its assets on a quarterly basis, or more frequently if required under the 1940 Act. In all cases, the Company's board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments on a quarterly basis in good faith, including

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

investments that are not publicly traded, those whose market prices are not readily available and any other situation where its portfolio investments require a fair value determination. Security transactions are accounted for on a trade date basis. The Company's quarterly valuation procedures are set forth in more detail below:

  (1)
  Investments for which market quotations are readily available on an exchange are valued at such market quotations based on the closing price indicated from independent pricing services.

  (2)
  Investments for which indicative prices are obtained from various pricing services and/or brokers or dealers are valued through a multi-step valuation process, as described below, to determine whether the quote(s) obtained is representative of fair value in accordance with GAAP.

  a.
  Bond quotes are obtained through independent pricing services. Internal reviews are performed by the investment professionals of the Investment Adviser to ensure that the quote obtained is representative of fair value in accordance with GAAP and if so, the quote is used. If the Investment Adviser is unable to sufficiently validate the quote(s) internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below); and

  b.
  For investments other than bonds, the Company looks at the number of quotes readily available and performs the following:

  i.
  Investments for which two or more quotes are received from a pricing service are valued using the mean of the mean of the bid and ask of the quotes obtained.

  ii.
  Investments for which one quote is received from a pricing service are validated internally. The investment professionals of the Investment Adviser analyze the market quotes obtained using an array of valuation methods (further described below) to validate the fair value. If the Investment Adviser is unable to sufficiently validate the quote internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below).

  (3)
  Investments for which quotations are not readily available through exchanges, pricing services, brokers, or dealers are valued through a multi-step valuation process:

  a.
  Each portfolio company or investment is initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

  b.
  Preliminary valuation conclusions will then be documented and discussed with the Company's senior management;

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

    c.
    If an investment falls into (3) above for four consecutive quarters and if the investment's par value or its fair value exceeds the materiality threshold, then at least once each fiscal year, the valuation for each portfolio investment for which the Company does not have a readily available market quotation will be reviewed by an independent valuation firm engaged by the Company's board of directors; and

    d.
    When deemed appropriate by the Company's management, an independent valuation firm may be engaged to review and value investment(s) of a portfolio company, without any preliminary valuation being performed by the Investment Adviser. The investment professionals of the Investment Adviser will review and validate the value provided.

          For investments in revolving credit facilities and delayed draw commitments, the cost basis of the funded investments purchased is offset by any costs/netbacks received for any unfunded portion on the total balance committed. The fair value is also adjusted for the price appreciation or depreciation on the unfunded portion. As a result, the purchase of commitments not completely funded may result in a negative fair value until it is called and funded.

          The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period and the fluctuations could be material.

          Prior to the Restructuring, NMFC was a holding company with no direct operations of its own, and its sole asset was its ownership in the Predecessor Operating Company. Prior to the completion of the underwritten secondary public offering on February 3, 2014, AIV Holdings was a holding company with no direct operations of its own, and its sole asset was its ownership in the Predecessor Operating Company. NMFC's and AIV Holdings' investments in the Predecessor Operating Company were carried at fair value and represented the respective pro-rata interest in the net assets of the Predecessor Operating Company as of the applicable reporting date. NMFC and AIV Holdings valued their ownership interest on a quarterly basis, or more frequently if required under the 1940 Act.

          See Note 3, Investments, for further discussion relating to investments.

          Collateralized agreements or repurchase financings — The Company follows the guidance in Accounting Standards Codification Topic 860, Transfers and Servicing — Secured Borrowing and Collateral, ("ASC 860") when accounting for transactions involving the purchases of securities under collateralized agreements to resell (resale agreements). These transactions are treated as collateralized financing transactions and are recorded at their contracted resale or repurchase amounts, as specified in the respective agreements. Interest on collateralized agreements is accrued and recognized over the life of the transaction and included in interest income. As of December 31, 2015 and December 31, 2014, the Company held one collateralized agreement to resell with a cost basis of $30,000 and $30,000, respectively, and a carrying value of $29,704 and

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

$30,000, respectively, collateralized by a second lien bond in Northstar GOM Holdings Group LLC with a fair value of $29,704 and $30,000, respectively, and guaranteed by a private hedge fund with approximately $716,590 and $769,390, respectively, of assets under management. Pursuant to the terms of the collateralized agreement, the private hedge fund is obligated to repurchase the collateral from the Company at the par value of the collateralized agreement once called upon by the Company or if the private hedge fund's total assets under management fall below the agreed upon thresholds. The collateralized agreement earned interest at a weighted average rate of 15.0% per annum as of December 31, 2015 and December 31, 2014.

          Cash and cash equivalents — Cash and cash equivalents include cash and short-term, highly liquid investments. The Company defines cash equivalents as securities that are readily convertible into known amounts of cash and so near maturity that there is insignificant risk of changes in value. These securities have original maturities of three months or less. The Company did not hold any cash equivalents as of December 31, 2015 and December 31, 2014.

Revenue recognition

          The Company's revenue recognition policies are as follows:

          Sales and paydowns of investments:    Realized gains and losses on investments are determined on the specific identification method.

          Interest and dividend income:    Interest income, including amortization of premium and discount using the effective interest method, is recorded on the accrual basis and periodically assessed for collectability. Interest income also includes interest earned from cash on hand. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as part of interest income. The Company has loans and certain preferred equity investments in the portfolio that contain a payment-in-kind ("PIK") interest or dividend provision. PIK interest and dividends are accrued and recorded as income at the contractual rates, if deemed collectible. The PIK interest and dividends are added to the principal or share balances on the capitalization dates and are generally due at maturity or when redeemed by the issuer.

          Dividend income on common equity is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Dividend income on preferred securities is recorded as dividend income on an accrual basis to the extent that such amounts are deemed collectible.

          Non-accrual income:    Investments are placed on non-accrual status when principal or interest payments are past due 30 days or more and when there is reasonable doubt that principal or interest will be collected. Accrued cash and un-capitalized PIK interest or dividends are reversed when an investment is placed on non-accrual status. Previously capitalized PIK interest or dividends are not reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management's judgment of the ultimate outcome. Non-accrual investments are

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current.

          Other income:    Other income represents delayed compensation, consent or amendment fees, revolver fees, structuring fees, upfront fees, management fees from a non-controlled/affiliated investment and other miscellaneous fees received and are typically non-recurring in nature. Delayed compensation is income earned from counterparties on trades that do not settle within a set number of business days after trade date. Other income may also include fees from bridge loans. The Company may from time to time enter into bridge financing commitments, an obligation to provide interim financing to a counterparty until permanent credit can be obtained. These commitments are short-term in nature and may expire unfunded. A fee is received by the Company for providing such commitments. Structuring fees and upfront fees are recognized as income when earned, usually when paid at the closing of the investment and are non-refundable.

          Prior to the Restructuring, NMFC's revenue recognition policies were as follows:

          Revenue, expenses, and capital gains (losses):    At each quarterly valuation date, the Predecessor Operating Company's investment income, expenses, net realized gains (losses), and net increase (decrease) in unrealized appreciation (depreciation) were allocated to NMFC based on its pro-rata interest in the net assets of the Predecessor Operating Company. This was recorded on NMFC's Statements of Operations. Realized gains and losses were recorded upon sales of NMFC's investments in the Predecessor Operating Company. Net change in unrealized appreciation (depreciation) of investment in New Mountain Finance Holdings, L.L.C. was the difference between the net asset value per share and the closing price per share for shares issued as part of the dividend reinvestment plan on the dividend payment date. This net change in unrealized appreciation (depreciation) of investment in New Mountain Finance Holdings, L.L.C. included the unrealized appreciation (depreciation) from the IPO. NMFC used the proceeds from its IPO and Concurrent Private Placement to purchase units in the Predecessor Operating Company at $13.75 per unit (its IPO price per share). At the IPO date, $13.75 per unit represented a discount to the actual net asset value per unit of the Predecessor Operating Company. As a result, NMFC experienced immediate unrealized appreciation on its investment.

          All expenses, including those of NMFC, were paid and recorded by the Predecessor Operating Company. Expenses were allocated to NMFC based on its pro-rata ownership interest. In addition, the Predecessor Operating Company paid all of the offering costs related to the IPO and subsequent offerings. NMFC recorded its portion of the offering costs as a direct reduction to net assets and the cost of its investment in the Predecessor Operating Company.

          Interest and other financing expenses — Interest and other financing fees are recorded on an accrual basis by the Company. See Note 7, Borrowings, for details.

          Deferred financing costs — The deferred financing costs of the Company consists of capitalized expenses related to the origination and amending of the Company's borrowings. The Company amortizes these costs into expense using the straight-line method over the stated life of the related borrowing. See Note 7, Borrowings, for details.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

          Deferred offering costs — The Company's deferred offering costs consist of fees and expenses incurred in connection with equity offerings and the filing of shelf registration statements. Upon the issuance of shares, offering costs are charged as a direct reduction to net assets. Deferred offering costs are included in other assets on the Company's Consolidated Statements of Assets and Liabilities.

          Income taxes — The Company has elected to be treated, and intends to comply with the requirements to qualify annually, as a RIC under subchapter M of the Code. As a RIC, the Company is not subject to U.S. federal income tax on the portion of taxable income and gains timely distributed to its stockholders.

          To continue to qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90.0% of its investment company taxable income, as defined by the Code. Since U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes.

          Differences between taxable income and the results of operations for financial reporting purposes may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

          For U.S. federal income tax purposes, distributions paid to stockholders of the Company are reported as ordinary income, return of capital, long term capital gains or a combination thereof.

          The Company will be subject to a 4.0% nondeductible federal excise tax on certain undistributed income unless the Company distributes, in a timely manner as required by the Code, an amount at least equal to the sum of (1) 98.0% of its respective net ordinary income earned for the calendar year and (2) 98.2% of its respective capital gain net income for the one-year period ending October 31 in the calendar year.

          Certain consolidated subsidiaries of the Company are subject to U.S. federal and state income taxes. These taxable entities are not consolidated for income tax purposes and may generate income tax liabilities or assets from permanent and temporary differences in the recognition of items for financial reporting and income tax purposes.

          For the year ended December 31, 2015, the Company recognized a total provision for income taxes of $1,343 for the Company's consolidated subsidiaries. For the year ended December 31, 2015, the Company recorded current income tax expense of approximately $160 and deferred income tax expense of approximately $1,183, which excludes a deferred tax benefit of $520 attributable to one of the Company's consolidated subsidiaries. For the year ended December 31, 2014, the Company recognized a total provision for income taxes of $929 for the Company's consolidated subsidiaries. For the year ended December 31, 2014, the Company recorded current income tax expense of approximately $436 and deferred income tax expense of approximately $493.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

          As of December 31, 2015 and December 31, 2014, the Company had $1,676 and $493, respectively, of deferred tax liabilities primarily relating to deferred taxes attributable to certain differences between the computation of income for U.S. federal income tax purposes as compared to GAAP. As of December 31, 2015, the Company had a deferred tax asset of $520 attributable to one of the Company's consolidated subsidiaries primarily related to net operating losses. The Company has determined that it is more likely than not that the subsidiary will have insufficient taxable income to realize some portion or all of the deferred tax asset. As such, a full valuation allowance of $520 has been recorded against the deferred tax asset.

          The Company has adopted the Income Taxes topic of the Accounting Standards Codification Topic 740 ("ASC 740"). ASC 740 provides guidance for income taxes, including how uncertain income tax positions should be recognized, measured, and disclosed in the financial statements. Based on its analysis, the Company has determined that there were no uncertain income tax positions that do not meet the more likely than not threshold through December 31, 2015. The 2012 through 2015 tax years remain subject to examination by the U.S. federal, state, and local tax authorities.

          Dividends — Distributions to common stockholders of the Company are recorded on the record date as set by the board of directors. The Company intends to make distributions to its stockholders that will be sufficient to enable the Company to maintain its status as a RIC. The Company intends to distribute approximately all of its adjusted net investment income (see Note 5, Agreements) on a quarterly basis and substantially all of its taxable income on an annual basis, except that the Company may retain certain net capital gains for reinvestment.

          The Company has adopted a dividend reinvestment plan that provides on behalf of its stockholders for reinvestment of any distributions declared, unless a stockholder elects to receive cash.

          The Company applies the following in implementing the dividend reinvestment plan. If the price at which newly issued shares are to be credited to stockholders' accounts is equal to or greater than 110.0% of the last determined net asset value of the shares, the Company will use only newly issued shares to implement its dividend reinvestment plan. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of the Company's common stock on the New York Stock Exchange ("NYSE") on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their electronically reported bid and ask prices.

          If the price at which newly issued shares are to be credited to stockholders' accounts is less than 110.0% of the last determined net asset value of the shares, the Company will either issue new shares or instruct the plan administrator to purchase shares in the open market to satisfy the additional shares required. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of the Company's common stock to be outstanding after giving effect to payment

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of the Company's stockholders have been tabulated.

          Earnings per share — The Company's earnings per share ("EPS") amounts have been computed based on the weighted-average number of shares of common stock outstanding for the period. Basic EPS is computed by dividing net increase (decrease) in net assets resulting from operations by the weighted average number of shares of common stock outstanding during the period of computation. Diluted EPS is computed by dividing net increase (decrease) in net assets resulting from operations by the weighted average number of shares of common stock assuming all potential shares had been issued, and its related net impact to net assets accounted for, and the additional shares of common stock were dilutive. Diluted EPS reflects the potential dilution, using the as-if-converted method for convertible debt, which could occur if all potentially dilutive securities were exercised.

          Foreign securities — The accounting records of the Company are maintained in U.S. dollars. Investment securities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies on the respective dates of the transactions. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with "Net change in unrealized appreciation (depreciation) of investments" and "Net realized gains (losses) on investments" in the Company's Consolidated Statements of Operations.

          Investments denominated in foreign currencies may be negatively affected by movements in the rate of exchange between the U.S. dollar and such foreign currencies. This movement is beyond the control of the Company and cannot be predicted.

          Use of estimates — The preparation of the Company's consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the Company's consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Changes in the economic environment, financial markets, and other metrics used in determining these estimates could cause actual results to differ from the estimates used, and the differences could be material.

          Dividend income recorded related to distributions received from flow-through investments is an accounting estimate based on the most recent estimate of the tax treatment of the distribution. During the year ended December 31, 2015, the Company adjusted accounting estimates related to the classification of dividend income for distributions received from three of the Company's equity investments. Based on updated tax projections received during the year ended December 31, 2015, the Company decreased dividend income by $533, which decreased the equity investments cost basis by $3 and increased the realized gain by $530 to agree to the tax treatment on the equity investments.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 3. Investments

          At December 31, 2015, the Company's investments consisted of the following:

  Investment Cost and Fair Value by Type

	Cost	Fair Value

First lien	$711,601	$670,023
Second lien	656,165	631,985
Subordinated	95,429	87,005
Equity and other	105,521	123,211

Total investments	$1,568,716	$1,512,224

  Investment Cost and Fair Value by Industry

	Cost	Fair Value

Software	$384,805	$370,892
Business Services	367,109	368,409
Education	167,222	165,947
Distribution & Logistics	123,053	117,375
Federal Services	95,459	95,477
Consumer Services	69,250	68,269
Energy	96,717	65,521
Healthcare Services	66,923	63,255
Media	43,489	47,804
Healthcare Products	38,664	37,648
Business Products	35,188	33,420
Manufacturing	29,852	29,850
Investment Fund	23,000	21,914
Retail	21,032	21,000
Industrial Services	6,953	5,443

Total investments	$1,568,716	$1,512,224

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 3. Investments (Continued)

          At December 31, 2014, the Company's investments consisted of the following:

  Investment Cost and Fair Value by Type

	Cost	Fair Value

First lien	$696,994	$677,901
Second lien	621,234	604,158
Subordinated	61,344	61,987
Equity and other	66,319	80,625

Total investments	$1,445,891	$1,424,671

  Investment Cost and Fair Value by Industry

	Cost	Fair Value

Software	$287,538	$287,234
Business Services	273,088	260,325
Education	256,522	251,916
Federal Services	124,840	124,608
Healthcare Services	114,111	114,692
Distribution & Logistics	97,344	97,382
Energy	92,393	83,890
Media	58,281	61,081
Consumer Services	48,350	52,348
Business Products	25,654	25,181
Investment in Fund	23,000	22,461
Specialty Chemicals and Materials	19,722	19,825
Healthcare Products	12,183	13,201
Industrial Services	6,934	5,548
Healthcare Information Technology	5,931	4,979

Total investments	$1,445,891	$1,424,671

          During the first quarter of 2015, the Company placed a portion of its second lien position in Edmentum, Inc. ("Edmentum") on non-accrual status due to its ongoing restructuring. As of March 31, 2015, the Company's investment in Edmentum had an aggregate cost basis of $30,771, an aggregate fair value of $15,575 and total unearned interest income of $438 for the three months then ended. In June 2015, Edmentum completed a restructuring which resulted in a material modification of the original terms and an extinguishment of the Company's original investment in Edmentum. Prior to the extinguishment in June 2015, the Company's original investment in Edmentum had an aggregate cost of $31,636, an aggregate fair value of $16,437 and total unearned interest income of $851 for the six months ended June 30, 2015. The extinguishment resulted in a realized loss of $15,199. Post restructuring, the Company's investments in Edmentum

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 3. Investments (Continued)

have been restored to full accrual status. As of December 31, 2015, the Company's investments in Edmentum have an aggregate cost basis of $20,887 and an aggregate fair value of $22,782.

          During the first quarter of 2015, the Company's first lien position in Education Management LLC ("EDMC") was non-income producing as a result of the portfolio company undergoing a restructuring. As of December 31, 2014, the Company's investment in EDMC had an aggregate cost basis of $2,987, an aggregate fair value of $1,376 and no unearned interest income for the three months then ended. In January 2015, EDMC completed a restructuring which resulted in a material modification of the original terms and an extinguishment of the Company's original investment in EDMC. Prior to the extinguishment in January 2015, the Company's original investment in EDMC had an aggregate cost of $2,987, an aggregate fair value of $1,376 and no unearned interest income for the period then ended. The extinguishment resulted in a realized loss of $1,611. Post restructuring, the Company's investments in EDMC are income producing. As of December 31, 2015, the Company's investments in EDMC have an aggregate cost basis of $1,428 and an aggregate fair value of $511.

          During the third quarter of 2014, the Company placed a portion of its first lien position in UniTek Global Services, Inc. ("UniTek") on non-accrual status in anticipation of a voluntary petition for a "Pre-Packaged" Chapter 11 Bankruptcy in the U.S. Bankruptcy Court for the District of Delaware which was filed on November 3, 2014. As of December 31, 2014, the Company's investments in UniTek had an aggregate cost basis of $47,357, an aggregate fair value of $35,227 and total unearned interest income of $975 for the year then ended. In January 2015, UniTek emerged from "Pre-Packaged" Chapter 11 Bankruptcy and completed its restructuring. The restructuring resulted in a material modification of the original terms and an extinguishment of the Company's original investments in UniTek. Prior to the extinguishment in January 2015, the Company's original investments in UniTek had an aggregate cost of $52,902, an aggregate fair value of $40,137 and total unearned interest income of $68 for the period then ended. The extinguishment resulted in a realized loss of $12,765. Post restructuring, the Company's investments in UniTek have been restored to full accrual status. As of December 31, 2015, the Company's investments in UniTek have an aggregate cost basis of $41,254 and an aggregate fair value of $47,422.

          As of December 31, 2015, the Company's two super priority first lien positions in ATI Acquisition Company and its related preferred shares and warrants in Ancora Acquisition LLC remained on non-accrual status due to the inability of the portfolio company to service its interest payment for the quarter then ended and uncertainty about its ability to pay such amounts in the future. As of December 31, 2015, the Company's investment had an aggregate cost basis of $1,611, an aggregate fair value of $393 and total unearned interest income of $83 for the year then ended. As of December 31, 2014, the Company's investments had an aggregate cost basis of $1,611, an aggregate fair value of $402 and total unearned interest income of $329 for the year then ended. As of December 31, 2015 and December 31, 2014, unrealized gains (losses) include a fee that the Company would recognize upon realization of the two super priority first lien debt investments.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 3. Investments (Continued)

          As of December 31, 2015, the Company had unfunded commitments on revolving credit facilities and bridge facilities of $17,576 and $0, respectively. As of December 31, 2015, the Company had unfunded commitments in the form of delayed draws or other future funding commitments of $8,678. As of December 31, 2015, the Company did not have any commitment letters to purchase debt investments. The unfunded commitments on revolving credit facilities and delayed draws are disclosed on the Company's Consolidated Schedule of Investments as of December 31, 2015.

          As of December 31, 2014, the Company had unfunded commitments on revolving credit facilities and bridge facilities of $8,948 and $0, respectively. As of December 31, 2014, the Company had unfunded commitments in the form of delayed draws or other future funding commitments of $18,475. As of December 31, 2014, the Company did not have any commitment letters to purchase debt investments. The unfunded commitments on revolving credit facilities and delayed draws are disclosed on the Company's Consolidated Schedule of Investments as of December 31, 2014.

NMFC Senior Loan Program I, LLC

          NMFC Senior Loan Program I, LLC ("SLP I") was formed as a Delaware limited liability company on May 27, 2014 and commenced operations on June 10, 2014. SLP I is a portfolio company held by the Company. SLP I is structured as a private investment fund, in which all of the investors are qualified purchasers, as such term is defined under the 1940 Act. Transfer of interests in SLP I is subject to restrictions, and as a result, such interests are not readily marketable. SLP I operates under a limited liability company agreement (the "Agreement") and will continue in existence until June 10, 2019, subject to earlier termination pursuant to certain terms of the Agreement. The term may be extended for up to one year pursuant to certain terms of the Agreement. SLP I has a three year re-investment period. SLP I invests in senior secured loans issued by companies within the Company's core industry verticals. These investments are typically broadly syndicated first lien loans.

          SLP I is capitalized with $93,000 of capital commitments, $275,000 of debt from a revolving credit facility and is managed by the Company. The Company's capital commitment is $23,000, representing less than 25.0% ownership, with third party investors representing the remaining capital commitment. As of December 31, 2015, SLP I had total investments with an aggregate fair value of approximately $349,704, debt outstanding of $267,617 and capital that had been called and funded of $93,000. As of December 31, 2014, SLP I had total investments with an aggregate fair value of approximately $369,194, debt outstanding of $266,916 and capital that had been called and funded of $93,000. The Company's investment in SLP I is disclosed on the Company's Consolidated Schedules of Investments as of December 31, 2015 and December 31, 2014.

          The Company, as an investment adviser registered under the Advisers Act, acts as the collateral manager to SLP I and is entitled to receive a management fee for its investment management services provided to SLP I. As a result, SLP I is classified as an affiliate of the Company. No management fee is charged on the Company's investment in SLP I in connection with the administrative services provided to SLP I. For the years ended December 31, 2015 and

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 3. Investments (Continued)

December 31, 2014, the Company earned approximately $1,215 and $468, respectively, in management fees related to SLP I which is included in other income. As of December 31, 2015 and December 31, 2014, approximately $311 and $468, respectively, of management fees related to SLP I was included in receivable from affiliates. For the years ended December 31, 2015 and December 31, 2014, the Company earned approximately $3,619 and $1,066, respectively, of dividend income related to SLP I, which is included in dividend income. As of December 31, 2015 and December 31, 2014, approximately $918 and $828, respectively, of dividend income related to SLP I was included in interest and dividend receivable. The Company did not earn management fees or dividend income for the year ended December 31, 2013.

UniTek Global Services, Inc.

          UniTek Global Services, Inc. ("UniTek") is a full service provider of technical services to customers in the wireless telecommunications, public safety, satellite television and broadband cable industries in the U.S. and Canada. UniTek's customers are primarily satellite television, broadband cable and other telecommunications companies, their contractors, and municipalities and related agencies. UniTek's customers utilize its services to build and maintain their infrastructure and networks and to provide residential and commercial fulfillment services, which is critical to their ability to deliver voice, video and data services to end users.

          In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Company evaluates its unconsolidated controlled portfolio companies as significant subsidiaries under the respective rules. As of December 31, 2015, UniTek was considered a significant unconsolidated subsidiary under Regulation S-X Rule 4-08(g). Based on the requirements under Regulation S-X Rule 4-08(g), the summarized consolidated financial information of UniTek is shown below:

	December 31,	December 31,
Balance Sheet:	2015	2014

Current assets	$78,202	$84,473
Noncurrent assets	125,241	124,858

Total assets	$203,443	$209,331

Current liabilities	36,167	268,091
Noncurrent liabilities	123,361	2,638

Total liabilities	$159,528	$270,729

Total equity	$43,915	$(61,398)

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 3. Investments (Continued)

	Years Ended December 31,

Summary of Operations:	2015	2014	2013

Net sales	$269,893	$334,139	$471,933
Cost of goods sold	218,331	291,672	387,376

Gross profit	51,562	42,467	84,557
Other expenses	58,863	116,612	135,048

Net loss from continuing operations before extraordinary items	(7,301)	(74,145)	(50,491)
Loss from discontinued operations	—	—	(1,582)

Net loss	$(7,301)	$(74,145)	$(52,073)

          Investment risk factors — First and second lien debt that the Company invests in is entirely, or almost entirely, rated below investment grade or may be unrated. Debt investments rated below investment grade are often referred to as "leveraged loans," "high yield" or "junk" debt investments, and may be considered "high risk" compared to debt investments that are rated investment grade. These debt investments are considered speculative because of the credit risk of the issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such risk of default could reduce the net asset value and income distributions of the Company. In addition, some of the Company's debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. First and second lien debt may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these first and second lien debt investments. This illiquidity may make it more difficult to value the debt.

          Subordinated debt is generally subject to similar risks as those associated with first and second lien debt, except that such debt is subordinated in payment and /or lower in lien priority. Subordinated debt is subject to the additional risk that the cash flow of the borrower and the property securing the debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured and unsecured obligations of the borrower.

          The Company may directly invest in the equity of private companies or in some cases, equity investments could be made in connection with a debt investment. Equity investments may or may not fluctuate in value resulting in recognized realized gains or losses upon disposition.

Note 4. Fair Value

          Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"), establishes a fair value hierarchy that prioritizes and ranks the inputs to valuation techniques used in measuring

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 4. Fair Value (Continued)

investments at fair value. The hierarchy classifies the inputs used in measuring fair value into three levels as follows:

          Level I — Quoted prices (unadjusted) are available in active markets for identical investments and the Company has the ability to access such quotes as of the reporting date. The type of investments which would generally be included in Level I include active exchange-traded equity securities and exchange-traded derivatives. As required by ASC 820, the Company, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

          Level II — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I. Level II inputs include the following:

  •
  Quoted prices for similar assets or liabilities in active markets;

  •
  Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

  •
  Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and

  •
  Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

          Level III — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment.

          The inputs used to measure fair value may fall into different levels. In all instances when the inputs fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level of input that is significant to the fair value measurement in its entirety. As such, a Level III fair value measurement may include inputs that are both observable and unobservable. Gains and losses for such assets categorized within the Level III table below may include changes in fair value that are attributable to both observable inputs and unobservable inputs.

          The inputs into the determination of fair value require significant judgment or estimation by management and consideration of factors specific to each investment. A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in the transfer of certain investments within the fair value hierarchy from period to period. Reclassifications impacting the fair value hierarchy are reported as transfers in/out of the respective leveling categories as of the beginning of the quarter in which the reclassifications occur.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 4. Fair Value (Continued)

          The following table summarizes the levels in the fair value hierarchy that the Company's portfolio investments fall into as of December 31, 2015:

	Total	Level I	Level II	Level III

First lien	$670,023	$—	$329,133	$340,890
Second lien	631,985	—	449,227	182,758
Subordinated	87,005	—	33,546	53,459
Equity and other	123,211	316	15	122,880

Total investments	$1,512,224	$316	$811,921	$699,987

          The following table summarizes the levels in the fair value hierarchy that the Company's portfolio investments fall into as of December 31, 2014:

	Total	Level I	Level II	Level III

First lien	$677,901	$—	$508,721	$169,180
Second lien	604,158	—	469,752	134,406
Subordinated	61,987	—	26,517	35,470
Equity and other	80,625	—	—	80,625

Total investments	$1,424,671	$—	$1,004,990	$419,681

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 4. Fair Value (Continued)

          The following table summarizes the changes in fair value of Level III portfolio investments for the year ended December 31, 2015, as well as the portion of appreciation (depreciation) included in income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Company at December 31, 2015:

					Equity and
	Total	First Lien	Second Lien	Subordinated	other

Fair value, December 31, 2014	$419,681	$169,180	$134,406	$35,470	$80,625
Total gains or losses included in earnings:
Net realized (losses) gains on investments	(12,730)	(10,895)	(14,542)	—	12,707
Net change in unrealized appreciation (depreciation) of investments	12,348	7,048	6,575	(4,797)	3,522
Purchases, including capitalized PIK and revolver fundings(1)	418,208	237,731	116,135	23,709	40,633
Proceeds from sales and paydowns of investments(1)	(205,103)	(84,346)	(105,227)	(923)	(14,607)
Transfers into Level III(2)	95,190	49,779	45,411	—	—
Transfers out of Level III(2)	(27,607)	(27,607)	—	—	—

Fair value, December 31, 2015	$699,987	$340,890	$182,758	$53,459	$122,880

Unrealized appreciation (depreciation) for the period relating to those Level III assets that were still held by the Company at the end of the period:	$(999)	$(4,332)	$(7,384)	$(4,797)	$15,514

(1)
Includes reorganizations and restructurings.

(2)
As of December 31, 2015, the portfolio companies were transferred into Level III from Level II and out of Level III into Level II at fair value as of the beginning of the quarter in which the reclassifications occurred.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 4. Fair Value (Continued)

          The following table summarizes the changes in fair value of Level III portfolio investments for the year ended December 31, 2014, as well as the portion of appreciation (depreciation) included in income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Company at December 31, 2014:

	Total	First Lien	Second Lien	Subordinated	Equity and other

Fair value, December 31, 2013	$153,720	$28,411	$55,538	$5,171	$64,600
Total gains or losses included in earnings:
Net realized gains on investments	7,329	1,260	581	196	5,292
Net change in unrealized (depreciation) appreciation of investments	(20,922)	(12,451)	(16,043)	(33)	7,605
Purchases, including capitalized PIK and revolver fundings	265,112	114,940	85,719	35,695	28,758
Proceeds from sales and paydowns of investments	(74,968)	(1,233)	(42,130)	(5,559)	(26,046)
Transfers into Level III(1)(2)	109,610	38,253	70,941	—	416
Transfers out of Level III(1)	(20,200)	—	(20,200)	—	—

Fair value, December 31, 2014	$419,681	$169,180	$134,406	$35,470	$80,625

Unrealized (depreciation) appreciation for the period relating to those Level III assets that were still held by the Company at the end of the period:	$(17,254)	$(11,978)	$(15,404)	$163	$9,965

(1)
As of December 31, 2014, the portfolio investments were transferred into Level III from Level II or Level I and out of Level III into Level II at fair value as of the beginning of the quarter in which the reclassifications occurred.

(2)
During the year ended December 31, 2014, the valuation methodology for two portfolio companies changed due to the portfolio companies' deterioration in operating results and as such, these portfolio companies were transferred into Level III from Level II during the year then ended.

          Except as noted in the tables above, there were no other transfers in or out of Level I, II, or III during the years ended December 31, 2015 and December 31, 2014. Transfers into Level III occur as quotations obtained through pricing services are not deemed representative of fair value as of the balance sheet date and such assets are internally valued. As quotations obtained through pricing services are substantiated through additional market sources, investments are transferred out of Level III. In addition, transfers out of Level III and transfers into Level III occur based on the increase or decrease in the availability of certain observable inputs. The Company invests in

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 4. Fair Value (Continued)

revolving credit facilities. These investments are categorized as Level III investments as these assets are not actively traded and their fair values are often implied by the term loans of the respective portfolio companies.

          The Company generally uses the following framework when determining the fair value of investments where there are little, if any, market activity or observable pricing inputs. The Company typically determines the fair value of its performing debt investments utilizing an income approach. Additional consideration is given using a market based approach, as well as reviewing the overall underlying portfolio company's performance and associated financial risks. The following outlines additional details on the approaches considered:

          Company Performance, Financial Review, and Analysis:    Prior to investment, as part of its due diligence process, the Company evaluates the overall performance and financial stability of the portfolio company. Post investment, the Company analyzes each portfolio company's current operating performance and relevant financial trends versus prior year and budgeted results, including, but not limited to, factors affecting its revenue and earnings before interest, taxes, depreciation, and amortization ("EBITDA") growth, margin trends, liquidity position, covenant compliance and changes to its capital structure. The Company also attempts to identify and subsequently track any developments at the portfolio company, within its customer or vendor base or within the industry or the macroeconomic environment, generally, that may alter any material element of its original investment thesis. This analysis is specific to each portfolio company. The Company leverages the knowledge gained from its original due diligence process, augmented by this subsequent monitoring, to continually refine its outlook for each of its portfolio companies and ultimately form the valuation of its investment in each portfolio company. When an external event such as a purchase transaction, public offering or subsequent sale occurs, the Company will consider the pricing indicated by the external event to corroborate the private valuation.

          For debt investments, the Company may employ the Market Based Approach (as described below) to assess the total enterprise value of the portfolio company, in order to evaluate the enterprise value coverage of the Company's debt investment. For equity investments or in cases where the Market Based Approach implies a lack of enterprise value coverage for the debt investment, the Company may additionally employ a discounted cash flow analysis based on the free cash flows of the portfolio company to assess the total enterprise value.

          After enterprise value coverage is demonstrated for the Company's debt investments through the method(s) above, the Income Based Approach (as described below) may be employed to estimate the fair value of the investment.

          Market Based Approach:    The Company may estimate the total enterprise value of each portfolio company by utilizing market value cash flow (EBITDA) multiples of publicly traded comparable companies and comparable transactions. The Company considers numerous factors when selecting the appropriate companies whose trading multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The Company may apply an average of various relevant comparable company EBITDA multiples to

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 4. Fair Value (Continued)

the portfolio company's latest twelve month ("LTM") EBITDA or projected EBITDA to calculate the enterprise value of the portfolio company. Significant increases or decreases in the EBITDA multiple will result in an increase or decrease in enterprise value, which may result in an increase or decrease in the fair value estimate of the investment. In applying the market based approach as of December 31, 2015 and December 31, 2014, the Company used the relevant EBITDA multiple ranges set forth in the table below to determine the enterprise value of its portfolio companies. The Company believes this was a reasonable range in light of current comparable company trading levels and the specific portfolio companies involved.

          Income Based Approach:    The Company also may use a discounted cash flow analysis to estimate the fair value of the investment. Projected cash flows represent the relevant security's contractual interest, fee and principal payments plus the assumption of full principal recovery at the investment's expected maturity date. These cash flows are discounted at a rate established utilizing a yield calibration approach, which incorporates changes in the credit quality (as measured by relevant statistics) of the portfolio company, as compared to changes in the yield associated with comparable credit quality market indices, between the date of origination and the valuation date. Significant increases or decreases in the discount rate would result in a decrease or increase in the fair value measurement. In applying the income based approach as of December 31, 2015 and December 31, 2014, the Company used the discount ranges set forth in the table below to value investments in its portfolio companies.

          The unobservable inputs used in the fair value measurement of the Company's Level III investments as of December 31, 2015 were as follows:

	Fair Value
	as of			Range

	December 31,					Weighted
Type	2015	Approach	Unobservable Input	Low	High	Average

First lien	$292,507	Market & income approach	EBITDA multiple	4.5x	15.5x	10.0x
			Discount rate	7.3%	13.9%	11.0%
	30,719	Market quote	Broker quote	N/A	N/A	N/A
	17,664	Other	N/A(1)	N/A (1)	N/A (1)	N/A (1)
Second lien	88,977	Market & income approach	EBITDA multiple	6.5x	16.0x	12.3x
			Discount rate	10.0%	14.2%	12.7%
	41,544	Market quote	Broker quote	N/A	N/A	N/A
	52,237	Other	N/A(1)	N/A (1)	N/A (1)	N/A (1)
Subordinated	38,459	Market & income approach	EBITDA multiple	4.5x	9.0x	7.6x
			Discount rate	10.0%	19.4%	17.7%
	15,000	Other	N/A(1)	N/A (1)	N/A (1)	N/A (1)
Equity and other	121,453	Market & income approach	EBITDA multiple	2.5x	12.0x	6.3x
			Discount rate	8.0%	21.3%	14.6%
	1,427	Black Scholes analysis	Expected life in years	9.8	10.3	10.0
			Volatility	27.0%	30.3%	28.9%
			Discount rate	2.1%	2.1%	2.1%

	$699,987

(1)
Fair value was determined based on transaction pricing or recent acquisition or sale as the best measure of fair value with no material changes in operations of the related portfolio company since the transaction date.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 4. Fair Value (Continued)

          The unobservable inputs used in the fair value measurement of the Company's Level III investments as of December 31, 2014 were as follows:

	Fair Value
	as of			Range

	December 31,					Weighted
Type	2014	Approach	Unobservable Input	Low	High	Average

First lien	$169,180	Market & income approach	EBITDA multiple	6.5x	12.0x	8.6x
			Discount rate	8.2%	16.5%	12.0%
Second lien	92,620	Market & income approach	EBITDA multiple	5.5x	15.5x	10.6x
			Discount rate	11.0%	16.0%	12.7%
	41,786	Other	N/A(1)	N/A (1)	N/A (1)	N/A (1)
Subordinated	35,470	Market & income approach	EBITDA multiple	8.0x	12.0x	10.0x
			Discount rate	10.7%	17.7%	14.7%
Equity and other	66,437	Market & income approach	EBITDA multiple	7.0x	12.0x	8.1x
			Discount rate	8.0%	15.0%	12.9%
	9,747	Other	N/A(1)	N/A (1)	N/A (1)	N/A (1)
	4,441	Black Scholes analysis	Expected life in years	11.3	11.3	11.3
			Volatility	31.6%	31.6%	31.6%
			Discount rate	2.3%	2.3%	2.3%

	$419,681

(1)
Fair value was determined based on transaction pricing or recent acquisition or sale as the best measure of fair value with no material changes in operations of the related portfolio company since the transaction date.

          Based on a comparison to similar BDC credit facilities, the terms and conditions of the Holdings Credit Facility and the NMFC Credit Facility (as defined in Note 7, Borrowings) are representative of market. The carrying values of the Holdings Credit Facility and NMFC Credit Facility approximate fair value as of December 31, 2015, as the facilities are continually monitored and examined by both the borrower and the lender. The carrying value of the SBA-guaranteed debentures approximate fair value as of December 31, 2015 based on a comparison of market interest rates for the Company's borrowings and similar entities. The fair value of the Holdings Credit Facility, NMFC Credit Facility and SBA-guaranteed debentures are considered Level III. The fair value of the Convertible Notes (as defined in Note 7, Borrowings) as of December 31, 2015 was $112,988, which was based on quoted prices and considered Level II. See Note 7, Borrowings, for details. The carrying value of the collateralized agreement approximates fair value as of December 31, 2015 and is considered Level III. The fair value of other financial assets and liabilities approximates their carrying value based on the short-term nature of these items.

          Fair value risk factors — The Company seeks investment opportunities that offer the possibility of attaining substantial capital appreciation. Certain events particular to each industry in which the Company's portfolio companies conduct their operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company's investments and/or on the fair value of the Company's investments. The Company's investments are subject to the risk of non-payment of scheduled interest or principal, resulting in a reduction in income to the Company and their corresponding fair valuations. Also, there may be

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 4. Fair Value (Continued)

risk associated with the concentration of investments in one geographic region or in certain industries. These events are beyond the control of the Company and cannot be predicted. Furthermore, the ability to liquidate investments and realize value is subject to uncertainties.

Note 5. Agreements

          NMF Holdings entered into an investment advisory and management agreement, as amended and restated with the Investment Adviser on May 19, 2011. Until May 8, 2014, under the investment advisory and management agreement, the Investment Adviser managed the day-to-day operations of, and provided investment advisory services to, NMF Holdings. For providing these services, the Investment Adviser received a fee from NMF Holdings, consisting of two components — a base management fee and an incentive fee.

          On May 6, 2014, the stockholders of NMFC approved a new investment advisory and management agreement (the "Investment Management Agreement") with the Investment Adviser which became effective on May 8, 2014. Under the Investment Management Agreement, the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Investment Adviser receives a fee from the Company, consisting of two components — a base management fee and an incentive fee.

          Pursuant to the Investment Management Agreement, the base management fee is calculated at an annual rate of 1.75% of the Company's gross assets, which equals the Company's total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the SLF Credit Facility (as defined in Note 7, Borrowings) and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of the Company's gross assets, which equals the Company's total assets, as determined in accordance with GAAP, less the borrowings under the SLF Credit Facility and cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter. The Company has not invested, and currently is not invested, in derivatives. To the extent the Company invests in derivatives in the future, the Company will use the actual value of the derivatives, as reported on the Consolidated Statements of Assets and Liabilities, for purposes of calculating its base management fee.

          Since the IPO, the base management fee calculation has deducted the borrowings under the SLF Credit Facility. The SLF Credit Facility had historically consisted of primarily lower yielding assets at higher advance rates. As part of an amendment to the Company's existing credit facilities with Wells Fargo Bank, National Association, the SLF Credit Facility merged with the Predecessor Holdings Credit Facility and into the Holdings Credit Facility on December 18, 2014 (as defined in Note 7, Borrowings). Post credit facility merger and to be consistent with the methodology since the IPO, the Investment Adviser will continue to waive management fees on the leverage associated with those assets that share the same underlying yield characteristics with investments leveraged under the legacy SLF Credit Facility, which as of December 31, 2015 and December 31, 2014 was approximately $304,899 and $313,455, respectively. The Investment Adviser cannot recoup management fees that the Investment Adviser has previously waived. For the years ended

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 5. Agreements (Continued)

December 31, 2015 and December 31, 2014, management fees waived were approximately $5,219 and $686. No management fees were waved during the year ended December 31, 2013, as the SLF Credit Facility was in existence during this period.

          The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of the Company's "Pre-Incentive Fee Adjusted Net Investment Income" for the immediately preceding quarter, subject to a "preferred return", or "hurdle", and a "catch-up" feature. "Pre-Incentive Fee Net Investment Income" means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, upfront, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company's operating expenses for the quarter (including the base management fee, expenses payable under an administration agreement, as amended and restated (the "Administration Agreement"), with the Administrator, and any interest expense and distributions paid on any issued and outstanding preferred stock (of which there are none as of December 31, 2015), but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

          Under GAAP, NMFC's IPO did not step-up the cost basis of the Predecessor Operating Company's existing investments to fair market value at the IPO date. Since the total value of the Predecessor Operating Company's investments at the time of the IPO was greater than the investments' cost basis, a larger amount of amortization of purchase or original issue discount, as well as different amounts in realized gain and unrealized appreciation, may be recognized under GAAP in each period than if the step-up had occurred. This will remain until such predecessor investments are sold, repaid or mature in the future. The Company tracks the transferred (or fair market) value of each of its investments as of the time of the IPO and, for purposes of the incentive fee calculation, adjusts Pre-Incentive Fee Net Investment Income to reflect the amortization of purchase or original issue discount on the Company's investments as if each investment was purchased at the date of the IPO, or stepped up to fair market value. This is defined as "Pre-Incentive Fee Adjusted Net Investment Income". The Company also uses the transferred (or fair market) value of each of its investments as of the time of the IPO to adjust capital gains ("Adjusted Realized Capital Gains") or losses ("Adjusted Realized Capital Losses") and unrealized capital appreciation ("Adjusted Unrealized Capital Appreciation") and unrealized capital depreciation ("Adjusted Unrealized Capital Depreciation").

          Pre-Incentive Fee Adjusted Net Investment Income, expressed as a rate of return on the value of the Company's net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 2.0% per quarter (8.0% annualized), subject to a "catch-up" provision measured as of the end of each calendar quarter. The hurdle rate is appropriately

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 5. Agreements (Continued)

pro-rated for any partial periods. The calculation of the Company's incentive fee with respect to the Pre-Incentive Fee Adjusted Net Investment Income for each quarter is as follows:

  •
  No incentive fee is payable to the Investment Adviser in any calendar quarter in which the Company's Pre-Incentive Fee Adjusted Net Investment Income does not exceed the hurdle rate of 2.0% (the "preferred return" or "hurdle").

  •
  100.0% of the Company's Pre-Incentive Fee Adjusted Net Investment Income with respect to that portion of such Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser. This portion of the Company's Pre-Incentive Fee Adjusted Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) is referred to as the "catch-up". The catch-up provision is intended to provide the Investment Adviser with an incentive fee of 20.0% on all of the Company's Pre-Incentive Fee Adjusted Net Investment Income as if a hurdle rate did not apply when the Company's Pre-Incentive Fee Adjusted Net Investment Income exceeds 2.5% in any calendar quarter.

  •
  20.0% of the amount of the Company's Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved.

          The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20.0% of the Company's Adjusted Realized Capital Gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

          In accordance with GAAP, the Company accrues a hypothetical capital gains incentive fee based upon the cumulative net Adjusted Realized Capital Gains and Adjusted Realized Capital Losses and the cumulative net Adjusted Unrealized Capital Appreciation and Adjusted Unrealized Capital Depreciation on investments held at the end of each period. Actual amounts paid to the Investment Adviser are consistent with the Investment Management Agreement and are based only on actual Adjusted Realized Capital Gains computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis from inception through the end of each calendar year as if the entire portfolio was sold at fair value.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 5. Agreements (Continued)

          The following table summarizes the management fees and incentive fees incurred by the Company for the years ended December 31, 2015, December 31, 2014 and December 31, 2013.

	Years Ended December 31,

	2015	2014	2013

Management fee	$25,858	$13,593	$—
Management fee allocated from NMF Holdings(2)	—	5,983	11,812
Less: management fee waiver	(5,219)	(686)	—

Total management fee	20,639	18,890	11,812
Incentive fee, excluding accrued capital gains incentive fees	$20,591	$12,070	$—
Incentive fee, excluding accrued capital gains incentive fees allocated from NMF Holdings(2)	—	6,248	13,050

Total incentive fee	20,591	18,318	13,050
Accrued capital gains incentive fees(1)	$—	$(8,573)	$—
Accrued capital gains incentive fees allocated from NMF Holdings(1)(2)	—	2,024	2,351

Total accrued capital gains incentive fees	—	(6,549)	2,351

(1)
As of December 31, 2015 and December 31, 2014, no actual capital gains incentive fee was owed under the Investment Management Agreement by the Company, as cumulative net Adjusted Realized Capital Gains did not exceed cumulative Adjusted Unrealized Capital Depreciation. As of December 31, 2013, approximately $1,113 of capital gains incentive fees was owed under the Investment Management Agreement by the Predecessor Operating Company, as cumulative net Adjusted Realized Capital Gains exceeded cumulative Adjusted Unrealized Capital Depreciation and was paid during the year ended December 31, 2014.

(2)
For the year ended December 31, 2013, the Company is reflecting its proportionate share of the Predecessor Operating Company's management, incentive and capital gains incentive fees. For the year ended December 31, 2013, the management, incentive and accrued capital gains incentive fees at NMF Holdings were $14,905, $16,502 and $3,229, respectively.

          The Company's Consolidated Statements of Operations below are adjusted as if the step-up in cost basis to fair market value had occurred at the IPO date, May 19, 2011.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 5. Agreements (Continued)

          The following Consolidated Statement of Operations for the year ended December 31, 2015 is adjusted to reflect this step-up to fair market value.

	Year Ended December 31, 2015	Stepped-up Cost Basis Adjustments	Adjusted Year Ended December 31, 2015

Investment income
Interest income(1)	$140,074	$(131)	$139,943
Dividend income(2)	5,771	—	5,771
Other income	8,010	—	8,010

Total investment income(3)	153,855	(131)	153,724

Total expenses pre-incentive fee(4)	50,769	—	50,769

Pre-Incentive Fee Net Investment Income	103,086	(131)	102,955

Incentive fee(5)	20,591	—	20,591

Post-Incentive Fee Net Investment Income	82,495	(131)	82,364

Net realized losses on investments(6)	(12,789)	(78)	(12,867)
Net change in unrealized (depreciation) appreciation of investments(6)	(35,272)	209	(35,063)
Net change in unrealized (depreciation) appreciation of securities purchased under collateralized agreements to resell	(296)	—	(296)
Provision for taxes	(1,183)	—	(1,183)

Net increase in net assets resulting from operations	$32,955		$32,955

(1)
Includes $3,942 in PIK interest from investments.

(2)
Includes $2,559 in PIK dividends from investments.

(3)
Includes income from non-controlled/non-affiliated investments, non-controlled/affiliated investments and controlled investments.

(4)
Includes expense waivers and reimbursements of $733 and management fee waivers of $5,219.

(5)
For the year ended December 31, 2015, the Company incurred total incentive fees of $20,591, of which none is related to capital gains incentive fees on a hypothetical liquidation basis.

(6)
Includes net realized gains and losses on investments and net change in unrealized (deprecation) appreciation of investments from non-controlled/non-affiliated investments, non-controlled/affiliated investments and controlled investments.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 5. Agreements (Continued)

          The following Consolidated Statement of Operations for the year ended December 31, 2014 is adjusted to reflect this step-up to fair market value.

	Year Ended December 31, 2014	Stepped-up Cost Basis Adjustments	Adjusted Year Ended December 31, 2014

Investment income
Interest income(1)	$85,123	$(193)	$84,930
Dividend income	2,309	—	2,309
Other income	4,491	—	4,491
Investment income allocated from NMF Holdings
Interest income(1)	40,515	—	40,515
Dividend income	2,368	—	2,368
Other income	795	—	795

Total investment income(2)	135,601	(193)	135,408

Total expenses pre-incentive fee(3)	43,766	—	43,766

Pre-Incentive Fee Net Investment Income	91,835	(193)	91,642

Incentive fee(4)	11,769	—	11,769

Post-Incentive Fee Net Investment Income	80,066	(193)	79,873

Net realized gains (losses) on investments	357	(456)	(99)
Net realized gains on investment allocated from NMF Holdings	8,568	—	8,568
Net change in unrealized (depreciation) appreciation of investments(5)	(43,863)	649	(43,214)
Net change in unrealized appreciation (depreciation) of investments allocated from NMF Holdings	940	—	940
Provision for taxes	(493)	—	(493)

Net increase in net assets resulting from operations	$45,575		$45,575

(1)
Includes $4,644 in PIK interest from investments.

(2)
Includes income from non-controlled/non-affiliated investments.

(3)
Includes expense waivers and reimbursements of $1,145 and management fee waivers of $686.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 5. Agreements (Continued)

(4)
For the year ended December 31, 2014, the Company and the Predecessor Operating Company incurred total incentive fees of $11,769, of which $(6,549) is related to a decrease of the capital gains incentive fee accrual on a hypothetical liquidation basis.

(5)
Includes net change in unrealized (depreciation) appreciation of investments from non-controlled/non-affiliated and non-controlled/affiliated investments.

          At December 31, 2013, NMFC's only investment was its investment in the Predecessor Operating Company. The following Consolidated Statement of Operations of the Predecessor Operating Company for the year ended December 31, 2013 is adjusted to reflect this step-up to fair market value.

	Year Ended December 31, 2013		Stepped-up Cost Basis Adjustments	Adjusted Year Ended December 31, 2013

Investment income
Interest income(1)	$107,027		$(896)	$106,131
Dividend income	5,049		—	5,049
Other income	2,836		—	2,836

Total investment income	114,912		(896)	114,016

Total expenses pre-incentive fee(2)	31,504		—	31,504

Pre-Incentive Fee Net Investment Income	83,408		(896)	82,512

Incentive fee(3)	19,731		—	19,731

Post-Incentive Fee Net Investment Income	63,677		(896)	62,781

Net realized gains (losses) on investments	7,253	(4)	(3,158)	4,095
Net change in unrealized appreciation (depreciation) of investments	7,994		4,054	12,048

Net increase in members' capital resulting from operations	$78,924			$78,924

(1)
Includes $3,428 in PIK interest from investments.

(2)
Includes expense waivers and reimbursements of $3,233.

(3)
For the year ended December 31, 2013, the Predecessor Operating Company incurred total incentive fees of $19,731, of which $3,229 related to capital gains incentive fees on a hypothetical liquidation basis.

(4)
Includes $1,722 of realized gains on investments resulting from the modification of terms on one debt investment that was accounted for as an extinguishment.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 5. Agreements (Continued)

          The Company has entered into an Administration Agreement with the Administrator under which the Administrator provides administrative services. The Administrator performs, or oversees the performance of, the Company's consolidated financial records, prepares reports filed with the SEC, generally monitors the payment of the Company's expenses and watches the performance of administrative and professional services rendered by others. The Company will reimburse the Administrator for the Company's allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to the Company under the Administration Agreement. Pursuant to the Administration Agreement and further restricted by the Company, expenses payable to the Administrator by the Company as well as other direct and indirect expenses (excluding interest, other financing expenses, trading expenses and management and incentive fees) had been capped at $3,500 for the time period from April 1, 2012 to March 31, 2013 and capped at $4,250 for the time period from April 1, 2013 to March 31, 2014. The expense cap expired on March 31, 2014. Thereafter, the Administrator may, in its own discretion, submit to the Company for reimbursement some or all of the expenses that the Administrator has incurred on behalf of the Company during any quarterly period. As a result, the amount of expenses for which the Company will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to the Company for reimbursement in the future. However, it is expected that the Administrator will continue to support part of the expense burden of the Company in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived. For the years ended December 31, 2015, December 31, 2014 and December 31, 2013, approximately $1,431, $1,395 and $1,180, respectively, of indirect administrative expenses were included in administrative expenses of which $733, $770 and $1,180, respectively, of indirect administrative expenses were waived by the Administrator. As of December 31, 2015 and December 31, 2014, $374 and $326, respectively, of indirect administrative expenses were included in payable to affiliates as the expenses were payable to the Administrator.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 5. Agreements (Continued)

          The Company incurred the following expenses, which were waived by the Administrator or were in excess of the expense cap, for the years ended December 31, 2015, December 31, 2014 and December 31, 2013:

	Years Ended December 31,

	2015	2014	2013

Administrative expenses	$733	$380	$—
Administrative expenses allocated from NMF Holdings	—	390	1,180
Professional fees	—	—	—
Professional fees allocated from NMF Holdings	—	375	1,360
Other general and administrative expenses	—	—	—
Other general and administrative expenses allocated from NMF Holdings	—	—	—

Total expense reimbursement	$733	$1,145	$2,540

          As of December 31, 2015 and December 31, 2014, no expense waivers and reimbursements were receivable from an affiliate. As of December 31, 2013, $399 of the expense waivers and reimbursements were allocated from NMF Holdings and were receivable by NMF Holdings from an affiliate.

          The Company, the Investment Adviser and the Administrator have also entered into a Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant the Company, the Investment Adviser and the Administrator, a non-exclusive, royalty-free license to use the "New Mountain" and the "New Mountain Finance" names. Under the Trademark License Agreement, as amended, subject to certain conditions, the Company, the Investment Adviser and the Administrator will have a right to use the "New Mountain" and "New Mountain Finance" names, for so long as the Investment Adviser or one of its affiliates remains the investment adviser of the Company. Other than with respect to this limited license, the Company, the Investment Adviser and the Administrator will have no legal right to the "New Mountain" or the "New Mountain Finance" names.

Note 6. Related Parties

          The Company has entered into a number of business relationships with affiliated or related parties.

          The Company has entered into the Investment Management Agreement with the Investment Adviser, a wholly-owned subsidiary of New Mountain Capital. Therefore, New Mountain Capital is entitled to any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 6. Related Parties (Continued)

          The Company has entered into an Administration Agreement with the Administrator, a wholly-owned subsidiary of New Mountain Capital. The Administrator arranges office space for the Company and provides office equipment and administrative services necessary to conduct their respective day-to-day operations pursuant to the Administration Agreement. The Company reimburses the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to the Company under the Administration Agreement which includes the fees and expenses associated with performing administrative, finance and compliance functions, and the compensation of the Company's chief financial officer and chief compliance officer and their respective staffs.

          The Company, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant the Company, the Investment Adviser and the Administrator, a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance".

          The Company has adopted a formal code of ethics that governs the conduct of their respective officers and directors. These officers and directors also remain subject to the duties imposed by the 1940 Act, the Delaware General Corporation Law and the Delaware Limited Liability Company Act.

          The Investment Adviser and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with the Company's investment mandates. The Investment Adviser and its affiliates may determine that an investment is appropriate for the Company or for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that the Company should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff and consistent with the Investment Adviser's allocation procedures.

          Concurrently with the IPO, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in the Concurrent Private Placement.

Note 7. Borrowings

          Holdings Credit Facility — On December 18, 2014 the Company entered into the Second Amended and Restated Loan and Security Agreement (the "Holdings Credit Facility"), among the Company, as the Collateral Manager, NMF Holdings as the Borrower, Wells Fargo Securities, LLC as the Administrative Agent and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian, which is structured as a revolving credit facility and matures on December 18, 2019.

          Immediately prior to amending the Holdings Credit Facility, NMF SLF merged with and into NMF Holdings. The Holdings Credit Facility effectively amended and restated the Predecessor Holdings Credit Facility (as defined below), merged with the SLF Credit Facility (as defined below), and combined the amount of borrowings previously available.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 7. Borrowings (Continued)

          The maximum amount of revolving borrowings available under the Holdings Credit Facility is $495,000, which is the aggregate of the $280,000 previously available under the Predecessor Holdings Credit Facility (as defined below) and the $215,000 previously available under the SLF Credit Facility (as defined below). Under the Holdings Credit Facility, NMF Holdings is permitted to borrow up to 25.0%, 45.0% or 70.0% of the purchase price of pledged assets, subject to approval by Wells Fargo Securities, LLC. The Holdings Credit Facility is non-recourse to the Company and is collateralized by all of the investments of NMF Holdings on an investment by investment basis. All fees associated with the origination or upsizing of the Holdings Credit Facility are capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the Holdings Credit Facility. The Holdings Credit Facility contains certain customary affirmative and negative covenants and events of default. In addition, the Holdings Credit Facility requires the Company to maintain a minimum asset coverage ratio. The covenants are generally not tied to mark to market fluctuations in the prices of NMF Holdings investments, but rather to the performance of the underlying portfolio companies.

          The Holdings Credit Facility bears interest at a rate of the London Interbank Offered Rate ("LIBOR") plus 2.00% per annum for Broadly Syndicated Loans (as defined in the Loan and Security Agreement) and LIBOR plus 2.75% per annum for all other investments. The Holdings Credit Facility also charges a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

          Prior to December 18, 2014, the Loan and Security Agreement, as amended and restated, dated May 19, 2011 (the "Predecessor Holdings Credit Facility") among NMF Holdings as the Borrower and Collateral Administrator, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, was structured as a revolving credit facility and would mature on October 27, 2016. NMF Holdings became a party to the Predecessor Holdings Credit Facility upon the IPO of NMFC. The Predecessor Holdings Credit Facility amended and restated the credit facility of the Predecessor Entities (the "Predecessor Credit Facility").

          The maximum amount of revolving borrowings available under the Predecessor Holdings Credit Facility was $280,000. Until December 18, 2014, NMF Holdings was permitted to borrow up to 45.0% or 25.0% of the purchase price of pledged first lien or non-first lien debt securities, and up to 70.0% and 45.0% of the purchase price of specified first lien debt securities and specified non-first lien debt securities, respectively, subject to approval by Wells Fargo Bank, National Association. The Predecessor Holdings Credit Facility was amended and restated on May 6, 2014 and as a result, it was non-recourse to the Company and was collateralized by all of the investments of NMF Holdings on an investment by investment basis. All fees associated with the origination or upsizing of the Predecessor Holdings Credit Facility were capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the Predecessor Holdings Credit Facility. The Predecessor Holdings Credit Facility contained certain customary affirmative and negative covenants and events of default, including the occurrence of a change in control. In addition, the Predecessor Holdings Credit Facility required the Company to maintain a minimum asset coverage ratio. However, the

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 7. Borrowings (Continued)

covenants were generally not tied to mark to market fluctuations in the prices of NMF Holdings' investments, but rather to the performance of the underlying portfolio companies.

          The Predecessor Holdings Credit Facility bore interest at a rate of LIBOR plus 2.75% per annum and charged a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred, together, on the Holdings Credit Facility and the Predecessor Holdings Credit Facility for the years ended December 31, 2015, December 31, 2014 and December 31, 2013.

	Years Ended December 31,

	2015	2014	2013

Interest expense	$10,512	$7,147	$5,487
Non-usage fee	$500	$243	$367
Amortization of financing costs	$1,612	$893	$682
Weighted average interest rate	2.6%	2.9%	2.9%
Effective interest rate	3.2%	3.4%	3.6%
Average debt outstanding	$394,945	$244,598	$184,124

          As of December 31, 2015 and December 31, 2014, the outstanding balance on the Holdings Credit Facility was $419,313 and $468,108, respectively, and as of December 31, 2013, the outstanding balance on the Predecessor Holdings Credit Facility was $221,849, and NMF Holdings was in compliance with the applicable covenants in the Holdings Credit Facility and Predecessor Holdings Credit Facility on such dates.

          SLF Credit Facility — NMF SLF's Loan and Security Agreement, as amended and restated, dated October 27, 2010 (the "SLF Credit Facility") among NMF SLF as the Borrower, NMF Holdings as the Collateral Administrator, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, was structured as a revolving credit facility and was set to mature on October 27, 2016. The maximum amount of revolving borrowings available under the SLF Credit Facility was $215,000. The SLF Credit Facility was non-recourse to the Company and secured by all assets of NMF SLF on an investment by investment basis. All fees associated with the origination or upsizing of the SLF Credit Facility were capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the SLF Credit Facility. The SLF Credit Facility contained certain customary affirmative and negative covenants and events of default, including the occurrence of a change in control. The covenants were generally not tied to mark to market fluctuations in the prices of NMF SLF's investments, but rather to the performance of the underlying portfolio companies. NMF SLF was not restricted from the purchase or sale of loans with an affiliate. Therefore, specified loans could be moved as collateral between the Holdings Credit Facility and the SLF Credit Facility. The SLF Credit Facility merged with the Holdings Credit Facility on December 18, 2014.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 7. Borrowings (Continued)

          Until December 18, 2014, the SLF Credit Facility permitted borrowings of up to 70.0% of the purchase price of pledged first lien debt securities and up to 25.0% of the purchase price of specified second lien loans, of which, up to 25.0% of the aggregate outstanding loan balance of all pledged debt securities in the SLF Credit Facility was allowed to be derived from second lien loans, subject to approval by Wells Fargo Bank, National Association.

          The SLF Credit Facility bore interest at a rate of LIBOR plus 2.00% per annum for first lien loans and LIBOR plus 2.75% per annum for second lien loans, respectively. A non-usage fee was paid, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the SLF Credit Facility for the years ended December 31, 2015, December 31, 2014 and December 31, 2013.

	Years Ended December 31,

	2015(1)	2014(2)	2013

Interest expense	$—	$4,549	$4,891
Non-usage fee	$—	$28	$3
Amortization of financing costs	$—	$846	$864
Weighted average interest rate	—%	2.2%	2.3%
Effective interest rate	—%	2.6%	2.7%
Average debt outstanding	$—	$209,333	$214,317

(1)
Not applicable, as the SLF Credit Facility merged with and into the Holdings Credit Facility on December 18, 2014.

(2)
For the year ended December 31, 2014, amounts reported relate to the period from January 1, 2014 to December 17, 2014 (date of merger).

          As of December 31, 2015 and December 31, 2014, the SLF Credit Facility had merged with the Holdings Credit Facility. As of December 31, 2013, the outstanding balance on the SLF Credit Facility was $214,668, and NMF SLF was in compliance with the applicable covenants in the SLF Credit Facility on such date.

          NMFC Credit Facility — The Senior Secured Revolving Credit Agreement, as amended, dated June 4, 2014 (together with the related guarantee and security agreement, the "NMFC Credit Facility"), among the Company as the Borrower, Goldman Sachs Bank USA as the Administrative Agent and Collateral Agent, and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust as Lenders, is structured as a senior secured revolving credit facility and matures on June 4, 2019. The NMFC Credit Facility is guaranteed by certain domestic subsidiaries of the Company and proceeds from the NMFC Credit Facility may be used for general corporate purposes, including the funding of portfolio investments.

          The maximum amount of revolving borrowings available under the NMFC Credit Facility is $95,000, as amended on June 26, 2015. The Company is permitted to borrow at various advance rates depending on the type of portfolio investment as outlined in the Senior Secured Revolving

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 7. Borrowings (Continued)

Credit Agreement. All fees associated with the origination of the NMFC Credit Facility are capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the NMFC Credit Facility. The NMFC Credit Facility contains certain customary affirmative and negative covenants and events of default, including certain financial covenants related to asset coverage and liquidity and other maintenance covenants.

          The NMFC Credit Facility generally bears interest at a rate of LIBOR plus 2.50% per annum or the prime rate plus 1.50% per annum, and charges a commitment fee, based on the unused facility amount multiplied by 0.375% per annum (as defined in the Senior Secured Revolving Credit Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the NMFC Credit Facility for the years ended December 31, 2015, December 31, 2014 and December 31, 2013.

	Years Ended December 31,

	2015	2014(1)	2013(2)

Interest expense	$1,653	$175	$—
Non-usage fee	$104	$86	$—
Amortization of financing costs	$360	$121	$—
Weighted average interest rate	2.7%	2.7%	—%
Effective interest rate	3.5%	3.4%	—%
Average debt outstanding	$60,477	$11,227	$—

(1)
For the year ended December 31, 2014, amounts reported relate to the period from June 4, 2014 (commencement of the NMFC Credit Facility) to December 31, 2014.

(2)
Not applicable, as the NMFC Credit Facility commenced on June 4, 2014.

          As of December 31, 2015 and December 31, 2014, the outstanding balance on the NMFC Credit Facility was $90,000 and $50,000, respectively, and NMFC was in compliance with the applicable covenants in the NMFC Credit Facility on such dates.

          Convertible Notes — On June 3, 2014, the Company closed a private offering of $115,000 aggregate principal amount of senior unsecured convertible notes (the "Convertible Notes"), pursuant to an indenture, dated June 3, 2014 (the "Indenture"). The Convertible Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of the first anniversary, June 3, 2015, of the Convertible Notes, the restrictions under Rule 144A under the Securities Act of 1933 were removed, allowing the Convertible Notes to be eligible and freely tradable without restrictions for resale pursuant to Rule 144(b)(1) under the Securities Act of 1933. The Convertible Notes bear interest at an annual rate of 5.0%, payable semi-annually in arrears on June 15 and December 15 of each year, which commenced on December 15, 2014. The Convertible Notes will mature on June 15, 2019 unless earlier converted or repurchased at the holder's option.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 7. Borrowings (Continued)

          The following table summarizes certain key terms related to the convertible features of the Company's Convertible Notes as of December 31, 2015.

December 31, 2015

Initial conversion premium	12.5%
Initial conversion rate(1)	62.7746
Initial conversion price	$15.93
Conversion premium at December 31, 2015	11.7%
Conversion rate at December 31, 2015(1)(2)	63.2794
Conversion price at December 31, 2015(2)(3)	$15.80
Last conversion price calculation date	June 3, 2015

(1)
Conversion rates denominated in shares of common stock per $1 principal amount of the Convertible Notes converted.

(2)
Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)
The conversion price in effect at December 31, 2015 was calculated on the last anniversary of the issuance and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1.0% before the anniversary.

          The conversion rate will be subject to adjustment upon certain events, such as stock splits and combinations, mergers, spin-offs, increases in dividends in excess of $0.34 per share per quarter and certain changes in control. Certain of these adjustments, including adjustments for increases in dividends, are subject to a conversion price floor of $14.16 per share. In no event will the total number of shares of common stock issuable upon conversion exceed 70.6214 per $1 principal amount of the Convertible Notes. The Company has determined that the embedded conversion option in the Convertible Notes is not required to be separately accounted for as a derivative under GAAP.

          The Convertible Notes are senior unsecured obligations and rank senior in right of payment to the Company's existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company's secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries and financing vehicles. As reflected in Note 12, Earnings Per Share, the issuance is considered part of the if-converted method for calculation of diluted earnings per share.

          The Company may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. In addition, if certain corporate events occur in respect of the Company, holders of the Convertible Notes may require the Company to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100.0% of the principal amount of the

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 7. Borrowings (Continued)

Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the repurchase date.

          The Indenture contains certain covenants, including covenants requiring the Company to provide financial information to the holders of the Convertible Note and the Trustee if the Company ceases to be subject to the reporting requirements of the Exchange Act. These covenants are subject to limitations and exceptions that are described in the Indenture.

          The following table summarizes the interest expense and amortization of financing costs incurred on the Convertible Notes for the years ended December 31, 2015, December 31, 2014 and December 31, 2013.

	Years Ended December 31,

	2015	2014(1)	2013(2)

Interest expense	$5,750	$3,322	$—
Amortization of financing costs	$743	$432	$—
Effective interest rate	5.6%	5.6%	—%

(1)
For the year ended December 31, 2014, amounts reported relate to the period from June 3, 2014 (commencement of the Convertible Notes) to December 31, 2014.

(2)
Not applicable, as the Convertible Notes commenced on June 3, 2014.

          As of December 31, 2015 and December 31, 2014, the outstanding balance on the Convertible Notes was $115,000 and $115,000, respectively, and NMFC was in compliance with the terms of the Indenture on such dates.

          SBA-guaranteed debentures — On August 1, 2014, SBIC LP received an SBIC license from the SBA.

          The SBIC license allows SBIC LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse to the Company, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with ten year maturities. The SBA, as a creditor, will have a superior claim to the assets of SBIC LP over the Company's stockholders in the event SBIC LP is liquidated or the SBA exercises remedies upon an event of default.

          The maximum amount of borrowings available under current SBA regulations is $150,000 as long as the licensee has at least $75,000 in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 7. Borrowings (Continued)

          As of December 31, 2015 and December 31, 2014, SBIC LP had regulatory capital of approximately $72,402 and $42,168, respectively, and SBA-guaranteed debentures outstanding of $117,745 and $37,500, respectively. The SBA-guaranteed debentures incur upfront fees of 3.425%, which consists of a 1.00% commitment fee and a 2.425% issuance discount, which are amortized over the life of the SBA-guaranteed debentures. The following table summarizes the Company's SBA-guaranteed debentures as of December 31, 2015.

Issuance Date	Maturity Date	Debenture Amount	Interest Rate	SBA Annual Charge

Fixed SBA-guaranteed debentures:
March 25, 2015	March 1, 2025	$37,500	2.517%	0.355%
September 23, 2015	September 1, 2025	37,500	2.829%	0.355%
September 23, 2015	September 1, 2025	28,795	2.829%	0.742%
Interim SBA-guaranteed debentures:
	March 1, 2026(1)	7,000	0.760%	0.742%
	March 1, 2026(1)	6,950	0.887%	0.742%

Total SBA-guaranteed debentures		$117,745

(1)
Estimated maturity date as interim SBA-guaranteed debentures are expected to pool in March 2016.

          Prior to pooling, the SBA-guaranteed debentures bear interest at an interim floating rate of LIBOR plus 0.30%. Once pooled, which occurs in March and September each year, the SBA-guaranteed debentures bear interest at a fixed rate that is set to the current 10-year treasury rate plus a spread at each pooling date.

          The following table summarizes the interest expense and amortization of financing costs incurred on the SBA-guaranteed debentures for the years ended December 31, 2015, December 31, 2014 and December 31, 2013.

	Years Ended December 31,

	2015	2014(1)	2013(2)

Interest expense	$1,701	$34	$—
Amortization of financing costs	$240	$12	$—
Weighted average interest rate	2.4%	0.9%	—%
Effective interest rate	2.7%	1.3%	—%
Average debt outstanding	$71,921	$29,167	$—

(1)
For the year ended December 31, 2014, amounts reported relate to the period from August 1, 2014 (receipt of the SBIC license) to December 31, 2014. The initial SBA-guaranteed debenture borrowing occurred on November 17, 2014.

(2)
Not applicable, as the SBIC LP received an SBIC license from the SBA on August 1, 2014.

          The SBIC program is designed to stimulate the flow of private investor capital into eligible small businesses, as defined by the SBA. Under SBA regulations, SBIC LP is subject to regulatory

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 7. Borrowings (Continued)

requirements, including making investments in SBA-eligible businesses, investing at least 25.0% of its investment capital in eligible smaller businesses, as defined under the 1958 Act, placing certain limitations on the financing terms of investments, regulating the types of financing, prohibiting investments in small businesses with certain characteristics or in certain industries and requiring capitalization thresholds that limit distributions to the Company. SBIC LP is subject to an annual periodic examination by an SBA examiner to determine SBIC LP's compliance with the relevant SBA regulations and an annual financial audit of its financial statements that are prepared on a basis of accounting other than GAAP (such as ASC 820) by an independent auditor. As of December 31, 2015 and December 31, 2014, SBIC LP was in compliance with SBA regulatory requirements.

          Leverage risk factors — The Company utilizes and may utilize leverage to the maximum extent permitted by the law for investment and other general business purposes. The Company's lenders will have fixed dollar claims on certain assets that are superior to the claims of the Company's common stockholders, and the Company would expect such lenders to seek recovery against these assets in the event of a default. The use of leverage also magnifies the potential for gain or loss on amounts invested. Leverage may magnify interest rate risk (particularly on the Company's fixed-rate investments), which is the risk that the prices of portfolio investments will fall or rise if market interest rates for those types of securities rise or fall. As a result, leverage may cause greater changes in the Company's net asset value. Similarly, leverage may cause a sharper decline in the Company's income than if the Company had not borrowed. Such a decline could negatively affect the Company's ability to make dividend payments to its stockholders. Leverage is generally considered a speculative investment technique. The Company's ability to service any debt incurred will depend largely on financial performance and will be subject to prevailing economic conditions and competitive pressures.

Note 8. Regulation

          The Company has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. In order to continue to qualify as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90.0% of investment company taxable income, as defined by the Code, for each year. The Company, among other things, intends to make and will continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal, state, and local income taxes (excluding excise taxes which may be imposed under the Code).

          Additionally as a BDC, the Company must not acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70.0% of its total assets are qualifying assets (with certain limited exceptions).

Note 9. Commitments and Contingencies

          In the normal course of business, the Company may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Company may also enter into future funding commitments such as revolving credit facilities, bridge financing

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 9. Commitments and Contingencies (Continued)

commitments or delayed draw commitments. As of December 31, 2015, the Company had unfunded commitments on revolving credit facilities of $17,576, no outstanding bridge financing commitments and other future funding commitments of $8,678. As of December 31, 2014, the Company had unfunded commitments on revolving credit facilities of $8,948, no outstanding bridge financing commitments and other future funding commitments of $18,475. The unfunded commitments on revolving credit facilities and delayed draws are disclosed on the Company's respective Consolidated Schedules of Investments.

          The Company also has revolving borrowings available under the Holdings Credit Facility and the NMFC Credit Facility as of December 31, 2015 and December 31, 2014. See Note 7, Borrowings, for details.

          The Company may from time to time enter into financing commitment letters. As of December 31, 2015 and December 31, 2014, the Company did not enter into any commitment letters to purchase debt investments which could require funding in the future.

Note 10. Distributions

          Differences between taxable income and the results of operations for financial reporting purposes may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the years ended December 31, 2015, December 31, 2014 and December 31, 2013, the Company's reclassifications of amounts for book purposes arising from permanent book/tax differences related to return of capital distributions were as follows:

	Years Ended December 31,

	2015	2014	2013

Undistributed net investment income	$141	$(6,171)	$—
Distributions in excess of net realized gains	—	6,397	—
Additional paid-in-capital	(141)	(226)	—

          For U.S. federal income tax purposes, distributions paid to stockholders of the Company are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 10. Distributions (Continued)

tax character of distributions paid by the Company for the years ended December 31, 2015, December 31, 2014 and December 31, 2013 were estimated to be as follows:

	Years Ended December 31,

	2015	2014	2013

Ordinary income (non-qualified)	$80,967	$73,968	$44,778
Ordinary income (qualified)	—	664	2,742
Capital gains	—	2,754	4,324
Return of capital	35	226	—

Total	$81,002	$77,612	$51,844

          As of December 31, 2015, December 31, 2014 and December 31, 2013, the costs of investments for the Company for tax purposes were $1,587,189, $1,474,075 and $642,704, respectively.

          At December 31, 2015, December 31, 2014 and December 31, 2013, the components of distributable earnings on a tax basis differ from the amounts reflected per the Company's Consolidated Statements of Assets and Liabilities by temporary book/tax differences primarily arising from differences between the tax and book basis of the Company's investment in securities held directly as well as through the Predecessor Operating Company and undistributed income.

          As of December 31, 2015, December 31, 2014 and December 31, 2013, the Company's components of accumulated earnings (deficit) on a tax basis were as follows:

	Years Ended December 31,

	2015	2014		2013

Accumulated capital gains (capital loss carryforwards)	$(19,081)	$—		$—
Other temporary differences	2,991	4,775		10,070
Undistributed ordinary income	—	—		3,856
Unrealized (appreciation) depreciation	(57,424)	(30,383	)(1)	2,346

Total	$(73,514)	$(25,608)		$16,272

(1)
Prior to the Restructuring, the Company's only investment was its investment in the Predecessor Operating Company. After the Restructuring, the Company directly holds the Predecessor Operating Company's investments. As a result, included in unrealized (appreciation) depreciation is $(10,069) of timing differences attributable to deferred offering costs, built-in gains and other book/tax differences impacting the tax basis of the Predecessor Operating Company's investments. These differences were carried over to the Company, as the new operating company, from the Predecessor Operating Company.

          The Company is subject to a 4.0% nondeductible federal excise tax on certain undistributed income unless the Company distributes, in a timely manner as required by the Code, an amount at least equal to the sum of (1) 98.0% of its net ordinary income earned for the calendar year and (2) 98.2% of its capital gain net income for the one-year period ending October 31 in the calendar year. For the year ended December 31, 2015, the Company does not expect to incur any excise

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 10. Distributions (Continued)

taxes. For the years ended December 31, 2014 and December 31, 2013, the Company did not incur any excise taxes.

          The following information is hereby provided with respect to distributions declared during the calendar years ended December 31, 2015, December 31, 2014 and December 31, 2013:

	Years Ended December 31,

(unaudited)	2015	2014	2013

Dividends per share	$1.36	$1.48	$1.48
Ordinary dividends	99.96%	96.16%	91.66%
Long-term capital gains	—%	3.55%	8.34%
Qualified dividend income	—%	0.89%	5.77%
Dividends received deduction	—%	—%	—%
Interest-related dividends(1)	90.71%	89.11%	93.05%
Qualified short-term capital gains(1)	—%	0.47%	—%
Return of capital	0.04%	0.29%	—%

(1)
Represents the portion of the taxable ordinary dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

          Dividends and distributions that were reinvested through the Company's dividend reinvestment plan are treated, for tax purposes, as if they had been paid in cash. Therefore, stockholders who participated in the dividend reinvestment plan should also refer to the information as provided in the table above.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 11. Net Assets

          The table below illustrates the effect of certain transactions on the net asset accounts of the Company:

	Common Stock		Paid in Capital in Excess	Accumulated Undistributed Net Investment	Accumulated Undistributed Net Realized	Net Unrealized Appreciation	Total

	Shares	Par Amount	of Par	Income	Gains (Losses)	(Depreciation)	Net Assets

Balance at December 31, 2012	24,326,251	$243	$335,487	$—	$952	$5,244	$341,926
Issuances of common stock	20,898,504	209	298,177	—	—	—	298,386
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	—	—	(281)	—	—	—	(281)
Dividends declared	—	—	—	(50,521)	(1,323)	—	(51,844)
Net increase in net assets resulting from operations	—	—	—	50,521	5,427	5,972	61,920

Balance at December 31, 2013	45,224,755	$452	$633,383	$—	$5,056	$11,216	$650,107
Issuances of common stock	12,773,135	128	184,698	—	—	—	184,826
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	—	—	(250)	—	—	—	(250)
Deferred offering costs	—	—	(476)	—	—	—	(476)
Dividends declared	—	—	—	(71,365)	(6,247)	—	(77,612)
Net increase (decrease) in net assets resulting from operations	—	—	—	80,066	8,925	(43,416)	45,575
Tax reclassifications related to return of capital distributions (See Note 10)	—	—	(226)	(6,171)	6,397	—	—

Balance at December 31, 2014	57,997,890	$580	$817,129	$2,530	$14,131	$(32,200)	$802,170
Issuances of common stock	6,007,497	60	83,010	—	—	—	83,070
Deferred offering costs	—	—	(285)	—	—	—	(285)
Dividends declared	—	—	—	(81,002)	—	—	(81,002)
Net increase (decrease) in net assets resulting from operations	—	—	—	82,495	(12,789)	(36,751)	32,955
Tax reclassifications related to return of capital distributions (See Note 10)	—	—	(141)	141	—	—	—

Balance at December 31, 2015	64,005,387	$640	$899,713	$4,164	$1,342	$(68,951)	$836,908

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 12. Earnings Per Share

          The following information sets forth the computation of basic and diluted net increase in the Company's net assets per share resulting from operations for the years ended December 31, 2015, December 31, 2014 and December 31, 2013:

	Years Ended December 31,

	2015	2014	2013

Earnings per share — basic
Numerator for basic earnings per share:	$32,955	$45,575	$61,920
Denominator for basic weighted average share:	59,715,290	51,846,164	35,092,722

Basic earnings per share:	$0.55	$0.88	$1.76

Earnings per share — diluted(1)
Numerator for increase in net assets per share	$32,955	$45,575	$61,920
Adjustment for interest on Convertible Notes and incentive fees, net	4,600	2,658	—

Numerator for diluted earnings per share:	$37,555	$48,233	$61,920
Denominator for basic weighted average share	59,715,290	51,846,164	35,092,722
Adjustment for dilutive effect of Convertible Notes	7,252,799	4,311,671	—

Denominator for diluted weighted average share	66,968,089	56,157,835	35,092,722

Diluted earnings per share	$0.55	$0.86	$1.76

(1)
In applying the if-converted method, conversion is not assumed for purposes of computing diluted earnings per share if the effect would be anti-dilutive. For the year ended December 31, 2015, there was anti-dilution. For the year ended December 31, 2014, there was no anti-dilution. For the year ended December 31, 2013, due to reflecting earnings for the full year of operations of the Predecessor Operating Company assuming 100.0% NMFC ownership of Predecessor Operating Company and assuming all of AIV Holdings' units in the Predecessor Operating Company were exchanged for public shares of NMFC during the year then ended, the earnings per share would be $1.79.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 13. Financial Highlights

          The following information sets forth the financial highlights for the Company for the years ended December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012 and the period May 19, 2011 to December 31, 2011. The ratios to average net assets have been annualized for the period May 19, 2011 to December 31, 2011.

	Years Ended December 31,				May 19, 2011 (commencement of operations) to

	2015	2014	2013	2012	December 31, 2011(2)

Per share data(1):
Net asset value at the beginning of the period	$13.83	$14.38	$14.06	$13.60	$13.50
Net investment income	1.38	1.10	—	—	—
Net realized and unrealized gains (losses)(3)	(0.77)	(0.80)	—	—	—
Net increase (decrease) in net assets resulting from operations allocated from NMF Holdings:
Net investment income(4)	—	0.44	1.45	1.33	0.78
Net realized and unrealized gains (losses)(3)(4)	—	0.19	0.35	0.84	(0.40)

Total net increase	0.61	0.93	1.80	2.17	0.38
Net change in unrealized appreciation (depreciation) of investment in NMF Holdings	—	—	—	—	0.58
Dividends declared to stockholders from net investment income	(1.36)	(1.36)	(1.45)	(1.28)	(0.78)
Dividends declared to stockholders from net realized gains	—	(0.12)	(0.03)	(0.43)	(0.08)

Net asset value at the end of the period	$13.08	$13.83	$14.38	$14.06	$13.60

Per share market value at the end of the period	$13.02	$14.94	$15.04	$14.90	$13.41

Total return based on market value(5)	(4.00)%	9.66%	11.62%	24.84%	4.16%
Total return based on net asset value(6)	4.32%	6.56%	13.27%	16.61%	2.82%
Shares outstanding at end of period	64,005,387	57,997,890	45,224,755	24,326,251	10,697,691
Average weighted shares outstanding for the period	59,715,290	51,846,164	35,092,722	14,860,838	10,697,691
Average net assets for the period	$832,805	$749,732	$502,822	$196,312	$147,766
Ratio to average net assets(7):
Net investment income	9.91%	10.68%	10.10%	9.53%	9.08%
Total expenses, before waivers/reimbursements	9.28%	7.65%	8.53%	9.61%	6.62%
Total expenses, net of waivers/reimbursements	8.57%	7.41%	8.13%	8.55%	5.79%

(1)
Per share data is based on weighted average shares outstanding for the respective period (except for dividends declared to stockholders which is based on actual rate per share).

(2)
Data presented from May 19, 2011 to December 31, 2011 as the fund became unitized on May 19, 2011, the IPO date.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 13. Financial Highlights (Continued)

(3)
Includes the accretive effect of common stock issuances per share, which for the years ended December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012 were $0.06, $0.05, $0.04, and $0.03 respectively. No additional common stock issuances were made during 2011 after the IPO.

(4)
For the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and for the period May 19, 2011 to December 31, 2011, per share data is based on the summation of the per share results of operations items over the outstanding shares for the period in which the respective line items were realized or earned.

(5)
For the years ended December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012 and for the period May 19, 2011 to December 31, 2011, total return is calculated assuming a purchase of common stock at the opening of the first day of the period and assuming a purchase of common stock at IPO, respectively, and a sale on the closing of the last day of the respective period ends. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Company's dividend reinvestment plan.

(6)
Total return is calculated assuming a purchase at net asset value on the opening of the first day of the period and a sale at net asset value on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter.

(7)
Ratio to average net assets for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and for the period May 19, 2011 to December 31, 2011 is based on the summation of the results of operations items over the net assets for the period in which the respective line items were realized or earned. For the year ended December 31, 2014, the Company is reflecting its net investment income and expenses as well as its proportionate share of the Predecessor Operating Company's net investment income and expenses. For the years ended December 31, 2013 and December 31, 2012 and for the period May 19, 2011 to December 31, 2011, the Company is reflecting its proportionate share of the Predecessor Operating Company's net investment income and expenses.

          The following information sets forth the financial highlights for the Company for the years ended December 31, 2015 and December 31, 2014 and NMF Holdings for the years ended December 31, 2013, December 31, 2012 and December 31, 2011.

	NMFC Years Ended December 31,		NMF Holdings Years Ended December 31,

	2015	2014	2013	2012	2011

Average debt outstanding — Holdings Credit Facility(1)	$394,945	$243,693	$184,124	$133,600	$61,561
Average debt outstanding — SLF Credit Facility(2)	—	208,377	214,317	181,395	133,825
Average debt outstanding — Convertible Notes(3)	115,000	115,000	—	—	—
Average debt outstanding — SBA-guaranteed debentures(4)	71,921	29,167	—	—	—
Average debt outstanding — NMFC Credit Facility(5)	60,477	11,227	—	—	—
Asset coverage ratio(6)	234.05%	226.70%	257.73%	235.31%	242.56%
Portfolio turnover(7)	33.93%	29.51%	40.52%	52.02%	42.13%

(1)
For the year ended December 31, 2014, average debt outstanding represents the Company's average debt outstanding as well as the Company's proportionate share of the Predecessor Operating Company's average debt

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 13. Financial Highlights (Continued)

  outstanding. The average debt outstanding for the year ended December 31, 2014 at the Holdings Credit Facility was $244,598.

(2)
For the year ended December 31, 2014, average debt outstanding represents the Company's average debt outstanding as well as the Company's proportionate share of the Predecessor Operating Company's average debt outstanding for the period January 1, 2014 to December 17, 2014 (date of SLF Credit Facility merger with and into the Holdings Credit Facility). The average debt outstanding for the period January 1, 2014 to December 17, 2014 at the SLF Credit Facility was $209,333.

(3)
For the year ended December 31, 2014, average debt outstanding represents the period from June 3, 2014 (issuance of the Convertible Notes) to December 31, 2014.

(4)
For the year ended December 31, 2014, average debt outstanding represents the period from November 17, 2014 (date of initial SBA-guaranteed debenture borrowing) to December 31, 2014.

(5)
For the year ended December 31, 2014, average debt outstanding represents the period from June 4, 2014 (commencement of the NMFC Credit Facility) to December 31, 2014.

(6)
On November 5, 2014, the Company received exemptive relief from the SEC allowing the Company to modify the asset coverage requirement to exclude the SBA-guaranteed debentures from this calculation.

(7)
For the year ended December 31, 2014, portfolio turnover represents the investment activity of the Predecessor Operating Company and the Company.

Note 14. Selected Quarterly Financial Data (unaudited)

          The below selected quarterly financial data is for the Company.

  (in thousands except for per share data)

	Total Investment Income		Net Investment Income		Total Net Realized (Losses) Gains and Net Changes in Unrealized Appreciation (Depreciation) of Investments(1)		Net Increase (Decrease) in Net Assets Resulting from Operations

Quarter Ended	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share

December 31, 2015	$41,967	$0.66	$22,521	$0.35	$(42,548)	$(0.66)	$(20,027)	$(0.31)
September 30, 2015	37,447	0.64	20,659	0.35	(10,855)	(0.18)	9,804	0.17
June 30, 2015	37,905	0.65	20,253	0.35	11	—	20,264	0.35
March 31, 2015	36,536	0.63	19,062	0.33	3,852	0.07	22,914	0.40
December 31, 2014	$36,748	$0.65	$25,919	$0.46	$(34,865)	$(0.62)	$(8,946)	$(0.16)
September 30, 2014	34,706	0.67	20,800	0.40	(13,389)	(0.26)	7,411	0.14
June 30, 2014	33,708	0.65	17,289	0.34	6,373	0.12	23,662	0.46
March 31, 2014	30,439	0.65	16,058	0.34	7,390	0.16	23,448	0.50
December 31, 2013	$26,783	$0.60	$14,826	$0.33	$3,119	$0.07	$17,945	$0.40
September 30, 2013	22,012	0.58	10,803	0.29	6,664	0.17	17,467	0.46
June 30, 2013	26,400	0.82	17,674	0.55	(6,682)	(0.21)	10,992	0.34
March 31, 2013	15,681	0.62	7,218	0.28	8,298	0.33	15,516	0.61

(1)
Includes securities purchased under collateralized agreements to resell, benefit (provision) for taxes and the accretive effect of common stock issuances per share, if applicable.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 15. Recent Accounting Standards Updates

          In June 2014, the FASB issued Accounting Standards Update No. 2014-11, Transfers and Servicing Topic 860 — Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures ("ASU 2014-11"). ASU 2014-11 changes the accounting for repurchase- and resale-to-maturity agreements by requiring that such agreements be recognized as financing arrangements, and requires that a transfer of a financial asset and a repurchase agreement entered into contemporaneously be accounted for separately. ASU 2014-11 requires additional disclosures about certain transferred financial assets accounted for as sales and certain securities financing transactions. The accounting changes and additional disclosures about certain transferred financial assets accounted for as sales are effective for the first interim and annual reporting periods beginning after December 15, 2014. The additional disclosures for securities financing transactions are required for annual reporting periods beginning after December 15, 2014 and for interim reporting periods beginning after March 15, 2015. The adoption of ASU 2014-11 did not have a material impact on the Company's consolidated financial statements and disclosures.

          In August 2014, the FASB issued Accounting Standards Update No. 2014-15, Presentation of Financial Statements — Going Concern Subtopic 205-40 — Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern ("ASU 2014-15"). ASU 2014-15 will explicitly require management to assess an entity's ability to continue as a going concern, and to provide related footnote disclosure in certain circumstances. The new standard will be effective for all entities in the first annual period ending after December 15, 2016. Earlier adoption is permitted. The adoption of ASU 2014-15 is not expected to have a material impact on the Company's consolidated financial statements and disclosures.

          In February 2015, the FASB issued Accounting Standards Update No. 2015-02, Consolidation Topic 810 — Amendments to the Consolidation Analysis ("ASU 2015-02"), which modifies the consolidation analysis in determining if limited partnerships or similar type entities fall under the variable interest model or voting interest model, particularly those that have fee arrangements and related party relationships. ASU 2015-02 will be effective for all public entities for interim and annual reporting periods beginning after December 15, 2015. Earlier adoption is permitted. The Company is in the process of evaluating the impact that this guidance will have on its consolidated financial statements and disclosures.

          In April 2015, the FASB issued Accounting Standards Update No. 2015-03, Interest — Imputation of Interest Subtopic 835-30 — Simplifying the Presentation of Debt Issuance Costs ("ASU 2015-03"), which changes the presentation of debt issuance costs in financial statements. Under ASU 2015-03, an entity presents such costs on the statement of assets and liabilities as a direct deduction from the related debt liability rather than as an asset. Amortization of the costs is reported as interest expense. The new standard will be effective for all public entities for interim and annual reporting periods beginning after December 15, 2015. Earlier adoption is permitted. The Company is in the process of evaluating the impact that this guidance will have on its consolidated financial statements and disclosures.

          In May 2015, the FASB issued Accounting Standards Update No. 2015-07, Fair Value Measurement Topic 820 — Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) ("ASU 2015-07"), which amends the presentation of investments

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2015

(in thousands, except share data)

Note 15. Recent Accounting Standards Updates (Continued)

measured at net asset value, as a practical expedient for fair value, from the fair value hierarchy. Under ASU 2015-07, an entity would remove investments measured using the practical expedient from the fair value hierarchy. ASU 2015-07 will be effective for annual and interim reporting periods after December 15, 2015. The Company is in the process of evaluating the impact that this guidance will have on its consolidated financial statements and disclosures.

Note 16. Subsequent Events

          On February 4, 2016, the Company's board of directors authorized a program for the purpose of repurchasing up to $50.0 million worth of the Company's common stock. Under the repurchase program, the Company may, but is not obligated to, repurchase outstanding common stock in the open market from time to time provided that the Company complies with its code of ethics and the guidelines specified in Rule 10b-18 of the Exchange Act, including certain price, market volume and timing constraints. In addition, any repurchases will be conducted in accordance with the 1940 Act. Unless amended or extended by the Company's board of directors, the Company expects the repurchase program to be in place until the earlier of December 31, 2016 or until $50.0 million of its outstanding shares of common stock have been repurchased.

          The Company's board of directors authorized the repurchase program because it believes the sustained market volatility and uncertainty may cause the Company's common stock to be undervalued from time to time. The timing and number of shares to be repurchased will depend on a number of factors, including market conditions. There are no assurances that the Company will engage in repurchases, but if market conditions warrant, the Company now has the ability to take advantage of situations where management believes share repurchases would be advantageous to the Company and its shareholders.

          On February 22, 2016, the Company's board of directors declared a first quarter 2016 distribution of $0.34 per share payable on March 31, 2016 to holders of record as of March 17, 2016.

$250,000,000

New Mountain Finance Corporation

Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities

PRELIMINARY PROSPECTUS
                  , 2016

PART C
Other Information

Item 25.    Financial Statements And Exhibits

(1)     Financial Statements

          The following financial statements of New Mountain Finance Corporation ("NMFC", the "Registrant", "we", "us" and "our") are included in Part C of this Registration Statement.

(2)     Exhibits

(a)(1)	Amended and Restated Certificate of Incorporation of New Mountain Finance Corporation(2)
(a)(2)	Certificate of Change of Registered Agent and/or Registered Office of New Mountain Finance Corporation(3)
(b)	Amended and Restated Bylaws of New Mountain Finance Corporation(2)
(d)(1)	Form of Stock Certificate of New Mountain Finance Corporation(1)
(d)(2)	Form of Indenture(6)

(d)(3)	Indenture by and between New Mountain Finance Corporation, as Issuer, and U.S. National Bank Association, as Trustee, dated June 3, 2014(9)
(d)(4)	Form of Global Note 5.00% Convertible Note Due 2019 (included as part of Exhibit (d)(3))(9)
(d)(5)	Statement of Eligibility of Trustee on Form T-1(18)
(e)	Dividend Reinvestment Plan(2)
(f)(1)
Second Amended and Restated Loan and Security Agreement, dated as of December 18, 2014, by and among New Mountain Finance Corporation, as the collateral manager, New Mountain Finance Holdings, L.L.C., as the borrower, Wells Fargo Securities, LLC, as administrative agent, and Wells Fargo Bank, National Association, as lender and custodian(11)
(f)(2)	Form of Variable Funding Note of New Mountain Finance Holdings, L.L.C., as the Borrower(1)
(f)(3)
Form of Amended and Restated Account Control Agreement, among New Mountain Finance Holdings, L.L.C., Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as Securities Intermediary(1)
(f)(4)
Form of Senior Secured Revolving Credit Agreement, by and between New Mountain Finance Corporation, as Borrower, and Goldman Sachs Bank USA, as Administrative Agent and Syndication Agent, dated June 4, 2014(10)
(f)(5)	Form of Guarantee and Security Agreement dated June 4, 2014, among New Mountain Finance Corporation, as Borrower, and Goldman Sachs Bank USA, as Administrative Agent(10)
(f)(6)
Amendment No. 1, dated December 31, 2014, to the Senior Secured Revolving Credit Agreement dated June 4, 2014, by and among New Mountain Finance Corporation, as Borrower, and Goldman Bank USA, as Administrative Agent and Syndication Agent(12)
(f)(7)
Amendment No. 2, dated June 26, 2015, to the Senior Secured Revolving Credit Agreement dated June 4, 2014, by and among New Mountain Finance Corporation, as Borrower, and Goldman Bank USA, as Administrative Agent and Syndication Agent(14)
(f)(8)
Commitment Increase Agreement, dated March 23, 2016, to the Senior Secured Revolving Credit Agreement dated June 4, 2014, by and among New Mountain Finance Corporation, as Borrower, and Goldman Bank USA, as Administrative Agent and Syndication Agent(16)
(f)(8)
Commitment Increase Agreement, dated May 4, 2016, to the Senior Secured Revolving Credit Agreement dated June 4, 2014, by and among New Mountain Finance Corporation, as Borrower, and Goldman Bank USA, as Administrative Agent and Syndication Agent(17)
(f)(9)	Form of Amended and Restated Note Purchase Agreement relating to 5.313% Notes due 2021, dated September 30, 2016, by and between New Mountain Finance Corporation and the purchasers party thereto(19)
(g)	Investment Advisory and Management Agreement by and between New Mountain Finance Corporation and New Mountain Finance Advisers BDC, LLC(8)
(h)	Form of Underwriting Agreement(5)
(j)(1)	Form of Safekeeping Agreement among New Mountain Finance Holdings, L.L.C., Wells Fargo Securities, LLC as the Administrative Agent and Wells Fargo Bank, National Association, as Safekeeping Agent(1)

(j)(2)	Custody Agreement by and between New Mountain Finance Corporation and U.S. Bank National Association(7)
(k)(1)	Second Amended and Restated Administration Agreement(13)
(k)(2)	Form of Trademark License Agreement(1)
(k)(3)	Amendment No. 1 to Trademark License Agreement(4)
(k)(5)	Form of Indemnification Agreement by and between New Mountain Finance Corporation and each director(1)
(k)(6)	Limited Liability Company Agreement of NMFC Senior Loan Program II LLC, dated March 9, 2016(17)
(l)	Opinion of Sutherland Asbill & Brennan LLP
(n)(1)	Consent of Sutherland Asbill & Brennan LLP (incorporated by reference to exhibit (l) hereto)
(n)(2)	Consent of Deloitte & Touche LLP
(n)(3)	Report of Deloitte & Touche LLP(18)
(n)(4)	Awareness Letter of Deloitte & Touche LLP
(r)	Code of Ethics(1)
99.1	Form of Prospectus Supplement for Common Stock Offerings
99.2	Form of Prospectus Supplement for Preferred Stock Offerings
99.3	Form of Prospectus Supplement for Rights Offerings
99.4	Form of Prospectus Supplement for Warrants Offerings
99.5	Form of Prospectus Supplement Retail Notes Offerings
99.6	Form of Prospectus Supplement for Institutional Notes Offerings
99.7	Form of Prospectus Supplement for Convertible Notes Offerings
99.8	Supplemental Financial Information(15)

(1)
Previously filed in connection with New Mountain Finance Corporation's registration statement on Form N-2 Pre-Effective Amendment No. 3 (File Nos. 333-168280 and 333-172503) filed on May 9, 2011.

(2)
Previously filed in connection with New Mountain Finance Corporation's quarterly report on Form 10-Q filed on August 11, 2011.

(3)
Previously filed in connection with New Mountain Finance Corporation and New Mountain Finance AIV Holdings Corporation report on Form 8-K filed on August 25, 2011.

(4)
Previously filed in connection with New Mountain Finance Corporation's quarterly report on Form 10-Q filed on November 14, 2011.

(5)
Previously filed in connection with New Mountain Finance Corporation's registration statement on Form N-2 Pre-Effective Amendment No. 1 (File Nos. 333-180689 and 333-180690) filed on July 10, 2012.

(6)
Previously filed in connection with New Mountain Finance Corporation's registration statement on Form N-2 Pre-Effective Amendment No. 1 (File Nos. 333-189706 and 333-189707) filed on November 20, 2013.

(7)
Previously filed in connection with New Mountain Finance Corporation's registration statement on Form N-2 Post-Effective Amendment No. 2 (File Nos. 333-189706 and 333-189707) filed on April 11, 2014.

(8)
Previously filed in connection with New Mountain Finance Corporation's report on Form 8-K filed on May 8, 2014.

(9)
Previously filed in connection with New Mountain Finance Corporation's report on Form 8-K filed on June 4, 2014.

(10)
Previously filed in connection with New Mountain Finance Corporation's report on Form 8-K filed on June 10, 2014.

(11)
Previously filed in connection with New Mountain Finance Corporation's report on Form 8-K filed on December 23, 2014.

(12)
Previously filed in connection with New Mountain Finance Corporation's report on Form 8-K filed on January 5, 2015.

(13)
Previously filed in connection with New Mountain Finance Corporation's quarterly report on Form 10-Q filed on May 5, 2015.

(14)
Previously filed in connection with New Mountain Finance Corporation's report on Form 8-K filed on June 30, 2015.

(15)
Previously filed in connection with New Mountain Finance Corporation's annual report on Form 10-K filed on February 29, 2016.

(16)
Previously filed in connection with New Mountain Finance Corporation's report on Form 8-K filed on March 29, 2016.

(17)
Previously filed in connection with New Mountain Finance Corporation's quarterly report on Form 10-Q filed on May 4, 2016.

(18)
Previously filed in connection with New Mountain Finance Corporation's registration statement on Form N-2 (File No. 333-213195) filed on August 18, 2016.

(19)
Previously filed in connection with New Mountain Finance Corporation's report on Form 8-K filed on October 3, 2016.

Item 26.    Marketing Arrangements

          The information contained under the heading "Plan of Distribution" in this Registration Statement is incorporated herein by reference.

Item 27.    Other Expenses Of Issuance And Distribution

SEC registration fee	$28,975	*
FINRA filing fee	$38,000	**
New York Stock Exchange listing fee	$63,452
Accounting fees and expenses	$170,000
Legal fees and expenses	$400,000
Printing and engraving	$200,000
Miscellaneous fees and expenses	$5,000

Total	$905,427

Note: All listed amounts, except the SEC registration fee and the FINRA filing fee, are estimates.

*
This amount has been offset against filing fees associated with unsold securities registered under a previous registration statement.

**
$37,500 of this amount has been offset against filing fees associated with unsold securities registered under a previous registration statement.

Item 28.    Persons Controlled By Or Under Common Control

          The following list sets forth each of our subsidiaries, the state under whose laws the subsidiary is organized and the voting securities owned by us, directly or indirectly, in such subsidiary:

New Mountain Finance Holdings, L.L.C. (Delaware)	100.0%
NMF Ancora Holdings, Inc. (Delaware)	100.0%
NMF QID NGL Holdings, Inc. (Delaware)	100.0%
NMF YP Holdings, Inc. (Delaware)	100.0%
New Mountain Finance Servicing, L.L.C. (Delaware)	100.0%
New Mountain Finance SBIC G.P., L.L.C. (Delaware)	100.0%
New Mountain Finance SBIC, L.P. (Delaware)	100.0%

          Each of our subsidiaries is consolidated for financial reporting purposes.

          In addition, we may be deemed to control certain portfolio companies. See "Portfolio Companies" in the prospectus.

Item 29.    Number Of Holders Of Securities

          The following table sets forth the number of record holders of our common stock as of September 29, 2016.

Title of Class	Number of Record Holders

Common stock, $0.01 par value	23

Item 30.    Indemnification

          Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify its officers and directors and specific other persons to the extent and under the circumstances set forth therein.

          Section 102(b)(7) of the Delaware General Corporation Law allows a Delaware corporation to eliminate the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (a) from any breach of the director's duty of loyalty to the corporation or its stockholders; (b) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) from any transaction from which the director derived an improper personal benefit.

          Subject to the 1940 Act or any valid rule, regulation or order of the SEC thereunder, NMFC's amended and restated bylaws provide that it will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of NMFC, or is or was serving at the request of NMFC as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, in accordance with provisions corresponding to Section 145 of the Delaware General Corporation Law. The 1940 Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition, NMFC's amended and restated bylaws provide that the indemnification described therein is not exclusive and shall not exclude any other rights to which the person seeking to be indemnified may be entitled under statute, any bylaw, agreement, vote of stockholders or directors who are not interested persons, or otherwise, both as to action in his or her official capacity and to his or her action in another capacity while holding such office.

          The above discussion of Section 145 of the Delaware General Corporation Law and NMFC's amended and restated bylaws is not intended to be exhaustive and is respectively qualified in its entirety by such statute and NMFC's amended and restated bylaws.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          The Registrant has obtained primary and excess insurance policies insuring our directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on the Registrant's behalf, may also pay amounts for which the Registrant has granted indemnification to the directors or officers.

          The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, New Mountain Finance Advisers BDC, L.L.C., or the Investment Adviser, and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it are entitled to indemnification from NMFC for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser's services under the Investment Management Agreement or otherwise as investment adviser of NMFC.

          The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, New Mountain Finance Administration, L.L.C. and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of services under the Administration Agreement or otherwise as administrator for the Registrant.

Item 31.    Business And Other Connections Of Investment Adviser

          A description of any other business, profession, vocation, or employment of a substantial nature in which the Investment Adviser, and each director or executive officer of the Investment Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled "Management — Biographical Information — Directors", "Portfolio Management — Investment Personnel", "Management — Biographical Information —

Executive Officers Who Are Not Directors" and "Investment Management Agreement". Additional information regarding the Investment Adviser and its officers and directors is set forth in its Form ADV, as filed with the United States Securities and Exchange Commission (SEC File No. 801-71948), and is incorporated herein by reference.

Item 32.    Location Of Accounts And Records

          All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

  (1)
  the Registrant, New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019;

  (2)
  the Transfer Agent, American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219;

  (3)
  the Safekeeping Agent, Wells Fargo Bank, National Association, 9062 Old Annapolis Road, Columbia, Maryland 21045;

  (4)
  the Custodian, U.S. Bank National Association, One Federal Street, 3rd Floor, Boston, Massachusetts 02110;

  (5)
  the Investment Adviser, New Mountain Finance Advisers BDC, L.L.C., 787 Seventh Avenue, 48th Floor, New York, New York 10019; and

  (6)
  the Administrator, New Mountain Finance Administration, L.L.C., 787 Seventh Avenue, 48th Floor, New York, New York 10019.

Item 33.    Management Services

          Not Applicable.

Item 34.    Undertakings

  (1)
  Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10.0% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

  (2)
  Not applicable.

  (3)
  Registrant undertakes in the event that the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent underwriting thereof. Registrant further undertakes that if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall file a post-effective amendment to set forth the terms of such offering.

  (4)
  The Registrant hereby undertakes:

  (a)
  To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

  (i)
  to include any prospectus required by Section 10(a)(3) of the 1933 Act;

  (ii)
  to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

  (iii)
  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

  (b)
  That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

  (c)
  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

  (d)
  That, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

  (e)
  That, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

  (i)
  any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

  (ii)
  the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

      (iii)
      any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

    (f)
    To file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event the shares of the Registrant is trading below its net asset value and either (i) Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant's ability to continue as a going concern or (ii) Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading.

  (5)
  (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

  (b)
  For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

  (6)
  The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 5th day of October, 2016.

NEW MOUNTAIN FINANCE CORPORATION
By:	/s/ ROBERT A. HAMWEE Robert A. Hamwee Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 has been signed by the following persons on behalf of the Registrant, and in the capacities indicated, on the 5th day of October, 2016.

Signature	Title

/s/ ROBERT A. HAMWEE Robert A. Hamwee	Chief Executive Officer (Principal Executive Officer), and Director
/s/ SHIRAZ Y. KAJEE Shiraz Y. Kajee	Chief Financial Officer (Principal Financial Officer) and Treasurer
* Steven B. Klinsky	Chairman of the Board of Directors
* Adam B. Weinstein	Executive Vice President, Chief Administrative Officer and Director
* Alfred F. Hurley Jr.	Director
* David R. Malpass	Director
* David Ogens	Director
* Kurt J. Wolfgruber	Director

*
Signed by Robert A. Hamwee pursuant to a power of attorney signed by each individual and filed with this Registration Statement on August 18, 2016.